UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a-12

HEALTHCARE ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐ No fee required.

☒ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: Common Stock of Healthcare Acquisition Corp.

(2) Aggregate number of securities to which transaction applies: Acquisition of all of the outstanding securities of PharmAthene, Inc.

(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

(4)   Proposed maximum aggregate value of transaction:

$114,250,000 (including up to a maximum of $10,000,000 in milestone payments, 12,500,000 shares of common stock and $12,500,000 in 8% convertible notes) is being paid for outstanding capital stock, options and warrants.

(5) Total fee paid: $12,225.00

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

HEALTHCARE ACQUISITION CORP.
2116 Financial Center
666 Walnut Street
Des Moines, Iowa 50309

To the Stockholders of Healthcare Acquisition Corp.:

You are cordially invited to attend a special meeting of the stockholders of Healthcare Acquisition Corp., or HAQ, to be held on ________, 2007. At the meeting you will be asked to consider proposals relating to the proposed merger of PAI Acquisition Corp., referred to in the attached proxy statement as Merger Sub, a wholly-owned subsidiary of HAQ, into PharmAthene, Inc., referred to in the proxy statement as PharmAthene, resulting in PharmAthene becoming a wholly-owned subsidiary of HAQ. PharmAthene is a privately-held company engaged in the biodefense industry, specifically the discovery and development of new human therapeutics and prophylactics for the treatment and prevention of morbidity and mortality from exposure to chemical and biological weapons.

The special meeting will be held at 10:00 a.m., Eastern Time, on _________, 2007, at the offices of _______________________________________ (the “Special Meeting”). At this important meeting, you will be asked to consider and vote upon the following proposals:

•  the Merger Proposal- the proposed merger with PharmAthene, Inc. (the “Merger”), a Delaware corporation, pursuant to the Agreement and Plan of Merger, dated as of January 19, 2007, by and among HAQ, Merger Sub and PharmAthene, and the transactions contemplated thereby, whereby PharmAthene will become a wholly-owned subsidiary of HAQ (“Proposal 1” or the “Merger Proposal”) and the stockholders, optionholders, warrantholders and noteholders of PharmAthene shall receive the following consideration:

(i)	an aggregate of 12,500,000 shares of HAQ common stock;
(ii)	$12,500,000 in 8% convertible notes issued by HAQ; and
(iii)	up to $10,000,000 in milestone payments (if certain conditions are met).

• the Amendment Proposal - the amendment to HAQ’s  amended and restated certificate of incorporation (the “Certificate of Incorporation Amendment”), to: (i) change HAQ’s name from “Healthcare Acquisition Corp.” to “PharmAthene, Inc.”; (ii) remove certain provisions containing procedural and approval requirements applicable to HAQ prior to the consummation of the business combination that will no longer be operative after the consummation of the Merger; and (iii) grant to holders of convertible promissory notes issued in the Merger the right to designate three members to the Board of Directors of HAQ for so long as at least 30% of the original face value of such notes remain outstanding (“Proposal 2” or the “Amendment Proposal”);

• the Incentive Plan Proposal- the adoption of the 2007 Long-Term Incentive Plan (the “Incentive Plan”) pursuant to which HAQ will reserve 3,500,000 shares of common stock for issuance pursuant to the Plan (“Proposal 3” or the “Incentive Plan Proposal”); and

•  such other business as may properly come before the meeting or any adjournment or postponement thereof.

HAQ’s shares of common stock and warrants are listed on the American Stock Exchange under the symbols HAQ and HAQ-WT, respectively. If each of the Merger Proposal, the Amendment Proposal and the Incentive Plan Proposal are approved, the operations and assets of PharmAthene will become those of HAQ, and HAQ’s name will be changed to “PharmAthene, Inc.” upon consummation of the Merger.

After careful consideration of the terms and conditions of the proposed merger with PharmAthene, the Certificate of Incorporation Amendment and the adoption of the Incentive Plan, the Board of Directors of HAQ has determined that such proposals and the transactions contemplated thereby are fair to, and in the best interests of, HAQ and its stockholders. No fairness opinion was sought or obtained by the Board of Directors in reaching its determination. HAQ’s initial stockholders, including all of its directors and officers and their affiliates, who purchased or received shares of common stock prior to HAQ’s IPO, presently own an aggregate of approximately 19.3% of the outstanding shares of HAQ common stock, and all of these stockholders have agreed to vote the shares acquired prior to the IPO in accordance with the vote of the majority in interest of all other HAQ stockholders on the Merger Proposal. The Board of Directors of HAQ unanimously recommends that you vote or give instruction to vote: (i) “FOR” the Merger Proposal; (ii)  “FOR” the Amendment Proposal; and (iii) “FOR” the Incentive Plan Proposal, all as described in Proposals 1, 2 and 3, respectively, in the attached proxy statement.

Enclosed is a Notice of Special Meeting and proxy statement containing detailed information concerning the proposed Merger, the Certificate of Incorporation Amendment and the Incentive Plan. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully. We look forward to seeing you at the meeting.

Sincerely,

John Pappajohn
Chairman of the Board
and Secretary

Neither the Securities and Exchange Commission nor any state securities commission has determined if the attached proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

The proxy statement is dated ______________, 2007 and is first being mailed to HAQ stockholders on or about ____________, 2007.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOU WILL NOT BE ELIGIBLE TO HAVE YOUR SHARES CONVERTED INTO A PRO RATA PORTION OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL PORTION OF THE NET PROCEEDS OF HAQ’S INITIAL PUBLIC OFFERING ARE HELD. YOU MUST AFFIRMATIVELY VOTE AGAINST THE MERGER PROPOSAL AND DEMAND THAT HAQ CONVERT YOUR SHARES INTO CASH NO LATER THAN THE CLOSE OF THE VOTE ON THE MERGER PROPOSAL TO EXERCISE YOUR CONVERSION RIGHTS. IN ORDER TO CONVERT YOUR SHARES, YOU MUST ALSO PRESENT OUR STOCK TRANSFER AGENT WITH YOUR PHYSICAL STOCK CERTIFICATE NO LATER THAN 5:00 PM, NEW YORK CITY TIME, ON THE BUSINESS DAY PRIOR TO THE DATE OF THE SPECIAL MEETING. SEE “SPECIAL MEETING OF HAQ STOCKHOLDERS — CONVERSION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.

SEE ALSO “RISK FACTORS” FOR A DISCUSSION OF VARIOUS FACTORS THAT YOU SHOULD CONSIDER IN CONNECTION WITH THE MERGER.

HEALTHCARE ACQUISITION CORP.
2116 Financial Center
666 Walnut Street
Des Moines, Iowa 50309

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON _________, 2007

TO THE STOCKHOLDERS OF HEALTHCARE ACQUISITION CORP.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”), including any adjournments or postponements thereof, of Healthcare Acquisition Corp., a Delaware corporation (“HAQ”), will be held at 10:00 a.m. Eastern Time, on ________, 2007, at the offices of ______________________________, at which you will be asked to consider and vote upon the following:

•  the Merger Proposal- the proposed merger with PharmAthene, Inc. (the “Merger”), a Delaware corporation, pursuant to the Agreement and Plan of Merger, dated as of January 19, 2007, by and among HAQ, Merger Sub and PharmAthene, and the transactions contemplated thereby, whereby PharmAthene will become a wholly-owned subsidiary of HAQ (“Proposal 1” or the “Merger Proposal”) and the stockholders, optionholders, warrantholders and noteholders of PharmAthene shall receive the following consideration:

(i)	an aggregate of 12,500,000 shares of HAQ common stock;
(ii)	$12,500,000 in 8% convertible notes issued by HAQ; and
(iii)	up to $10,000,000 in milestone payments (if certain conditions are met).

• the Amendment Proposal - the amendment to HAQ’s  amended and restated certificate of incorporation (the “Certificate of Incorporation Amendment”), to: (i) change HAQ’s name from “Healthcare Acquisition Corp.” to “PharmAthene, Inc.”; (ii) remove certain provisions containing procedural and approval requirements applicable to HAQ prior to the consummation of the business combination that will no longer be operative after the consummation of the Merger; and (iii) grant to holders of convertible promissory notes issued in the Merger the right to designate three members to the Board of Directors of HAQ for so long as at least 30% of the original face value of such notes remain outstanding (“Proposal 2” or the “Amendment Proposal”);

• the Incentive Plan Proposal- the adoption of the 2007 Long-Term Incentive Plan (the “Incentive Plan”) pursuant to which HAQ will reserve 3,500,000 shares of common stock for issuance pursuant to the Plan (“Proposal 3” or the “Incentive Plan Proposal”); and

•  such other business as may properly come before the meeting or any adjournment or postponement thereof.

These proposals are described in the attached proxy statement which HAQ urges you to read in its entirety before voting.

Each of the the Amendment Proposal and the Incentive Plan Proposal are conditioned upon the approval of the Merger Proposal and, in the event the Merger Proposal does not receive the necessary vote to approve that proposal, then HAQ will not complete any of the transactions identified in any of the proposals. If the Merger Proposal is approved but the Amendment Proposal or Incentive Plan are not approved, we may still consummate the Merger if PharmAthene waives these conditions.

The Board of Directors of HAQ has fixed the close of business on ____________, 2007, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournment thereof. A list of the stockholders entitled to vote as of the Record Date at the Special Meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of ten calendar days before the Special Meeting at HAQ’s offices at 2116 Financial Center, 666 Walnut Street, Des Moines, Iowa, 50309 and at the time and place of the meeting during the duration of the meeting.

HAQ will not transact any other business at the Special Meeting, except for business properly brought before the Special Meeting, or any adjournment or postponement thereof, by HAQ’s Board of Directors.

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record of HAQ common stock, you may also cast your vote in person at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares.

For purposes of Proposal 1, under our certificate of incorporation, approval of the Merger Proposal will require (i) the affirmative vote of a majority of the shares of HAQ’s common stock issued in our initial public offering completed in July 2005 (“IPO”) that vote on this proposal at the Special Meeting; and (ii) not more than 20% of the shares of HAQ’s common stock issued in HAQ’s IPO vote against the Merger Proposal and elect a cash conversion of their shares. For purposes of Proposal 2, the affirmative vote of a majority of the shares of HAQ’s common stock issued and outstanding as of the Record Date is required to approve the Amendment Proposal. For purposes of Proposal 3, the affirmative vote of a majority of the shares of HAQ’s common stock that are present in person or by proxy and entitled to vote at the Special Meeting is required to approve the Incentive Plan Proposal. Each of the Amendment Proposal and the Incentive Plan Proposal are conditioned upon the approval of the Merger Proposal and, in the event the Merger Proposal does not receive the necessary vote to approve that proposal, then HAQ will not complete any of the transactions identified in any of the proposals. If the Merger Proposal is approved but the Amendment Proposal or Incentive Plan are not approved, we may still consummate the Merger if these proposals, which are conditions to the Merger, are waived by the parties. Therefore, if Proposal 1 is not approved, we will not adopt either the Amendment Proposal or the Incentive Plan Proposal. If the Merger Proposal is not approved, HAQ will have insufficient time and resources to seek another suitable business combination and will have to commence the winding up, dissolution and liquidation of HAQ, including the liquidation of the trust account and distribution of the trust proceeds, in accordance with the terms of HAQ’s amended and restated certificate of incorporation and the agreement with respect to the trust as set forth in HAQ’s amended and restated certificate of incorporation. In order to do so, under Delaware law, HAQ will be required to obtain stockholder approval for its plan of dissolution. The funds held in HAQ’s trust account may not be distributed except upon HAQ’s dissolution and, unless and until such approval is obtained from its stockholders, the funds held in HAQ’s trust account will not be released. Consequently, holders of a majority of HAQ’s outstanding stock must approve its dissolution in order to receive the funds held in its trust account and the funds will not be available for any other corporate purpose.

In addition, each HAQ stockholder who holds shares of common stock issued in HAQ’s IPO or purchased following the IPO in the open market has the right to vote against the Merger Proposal and, at the same time, demand that HAQ convert such stockholder’s shares into cash equal to a pro rata portion of the proceeds in the trust account, including interest, which as of September 30, 2006 is equal to $7.48 per share. If the holders of 1,880,000 or more shares of HAQ’s common stock, an amount equal to 20% or more of the total number of shares issued in the IPO, vote against the Merger and demand conversion of their shares into a pro rata portion of the trust account, then HAQ will not be able to consummate the Merger. HAQ’s initial stockholders, including all of its directors and officers and their affiliates, who purchased or received shares of common stock prior to HAQ’s IPO, presently own an aggregate of approximately 19.3% of the outstanding shares of HAQ common stock, and all of these stockholders have agreed to vote the shares acquired prior to the IPO in accordance with the vote of the majority in interest of all other HAQ stockholders on the Merger Proposal.

YOUR VOTE IS IMPORTANT. WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING OR NOT, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, SINCE IT IS NOT AN AFFIRMATIVE VOTE IN FAVOR OF A RESPECTIVE PROPOSAL, IT (I) WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER PROPOSAL BUT WILL NOT HAVE THE EFFECT OF CONVERTING YOUR SHARES INTO A PRO RATA PORTION OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL PORTION OF THE NET PROCEEDS OF HAQ’S IPO ARE HELD, UNLESS AN AFFIRMATIVE VOTE AGAINST THE MERGER PROPOSAL IS MADE AND AN AFFIRMATIVE ELECTION TO CONVERT SUCH SHARES OF COMMON STOCK IS MADE ON THE PROXY CARD, (II) WILL BE TREATED AS A VOTE AGAINST THE AMENDMENT PROPOSAL AND, (III) WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE INCENTIVE PLAN PROPOSAL.

SEE THE SECTION ENTITLED “RISK FACTORS” BEGINNING ON PAGE 25 FOR A DISCUSSION OF VARIOUS FACTORS THAT YOU SHOULD CONSIDER IN CONNECTION WITH THE MERGER WITH PHARMATHENE SINCE, UPON THE MERGER WITH PHARMATHENE, THE OPERATIONS AND ASSETS OF HAQ WILL LARGELY BE THOSE OF PHARMATHENE.

The attached proxy statement incorporates important business and financial information about HAQ and PharmAthene that is not included in or delivered with this document. This information is available without charge to security holders upon written or oral request. The request should be sent to: Matthew Kinley, President of HAQ at 2116 Financial Center, 666 Walnut Street, Des Moines, Iowa 50309, or by calling him at (515) 244-5746.

To obtain timely delivery of requested materials, security holders must request the information no later than five days before the date they submit their proxies or attend the Special Meeting. The latest date to request the information to be received timely is ________, 2007.

We are soliciting the proxy on behalf of the Board of Directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, HAQ’s officers may solicit proxies by telephone or fax, without receiving any additional compensation for their services. We have requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of our stock.

The Board of Directors of HAQ unanimously recommends that you vote “FOR” Proposal 1, the Merger Proposal, “FOR” Proposal 2, the Amendment Proposal and “FOR” Proposal 3, the Incentive Plan Proposal.

By Order of the Board of Directors,

John Pappajohn
Chairman of the Board and Secretary
March __, 2007

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS OF
HEALTHCARE ACQUISITION CORP.

The Board of Directors of Healthcare Acquisition Corp., or HAQ, has unanimously approved an Agreement and Plan of Merger, dated as of January 19, 2007, among HAQ, Merger Sub and PharmAthene (the “Merger Agreement”) and the Merger contemplated thereby (the “Merger”), whereby HAQ will acquire all of the outstanding securities held by the stockholders of PharmAthene and PharmAthene will become a wholly-owned subsidiary of HAQ. If the Merger Proposal is not approved, then the Merger will not be consummated. In such event, it is likely that HAQ will have insufficient time and resources to pursue an alternative business combination and will be forced to liquidate the trust. The liquidation will be in accordance with our existing amended and restated certificate of incorporation and applicable Delaware law.

If the Merger is consummated and you vote your shares in favor of the Merger Proposal, you will continue to hold the HAQ securities that you currently own. If the Merger is consummated but you have voted your shares against the Merger Proposal and have elected a cash conversion instead, your HAQ shares will be cancelled and you will receive cash equal to a pro rata portion of the trust account, which, as of September 30, 2006, was equal to approximately $7.48 per share. The stockholders (including holders of its options, warrants and notes) of PharmAthene will receive 12,500,000 shares of HAQ common stock, subject to possible adjustment, $12,500,000 in 8% convertible notes issued by HAQ and possible milestone payments of up to $10,000,000 in exchange for their shares of capital stock (or applicable options, warrants or notes) of PharmAthene.

HAQ’s common stock and warrants are currently listed on the American Stock Exchange under the symbols HAQ and HAQ-WT, respectively. Upon consummation of the Merger, PharmAthene will become HAQ’s wholly-owned subsidiary and HAQ’s name will be changed to “PharmAthene, Inc.” HAQ’s common stock and warrants will continue to be traded on the American Stock Exchange although we anticipate seeking to change our trading symbols.

We believe that, generally, for U.S. federal income tax purposes, the Merger with PharmAthene will have no direct tax effect on stockholders of HAQ. However, if you vote against the Merger Proposal and elect a cash conversion of your shares of HAQ common stock into your pro-rata portion of the trust account and as a result receive cash in exchange for your HAQ shares, there may be certain tax consequences, such as realizing a loss on your investment in HAQ’s shares. WE URGE YOU TO CONSULT YOUR OWN TAX ADVISORS REGARDING YOUR PARTICULAR TAX CONSEQUENCES.

This proxy statement provides you with detailed information about the proposed Merger, the proposed Certificate of Incorporation Amendment, the proposed Incentive Plan and the Special Meeting. We encourage you to carefully read this entire document and the documents incorporated by reference, including the Merger Agreement, the form of Certificate of Incorporation Amendment and the proposed Incentive Plan which are attached hereto as Annexes A, B and C, respectively. YOU SHOULD ALSO CAREFULLY CONSIDER THE RISK FACTORS BEGINNING ON PAGE ___ .

The Merger cannot be consummated unless at least a majority of the shares of HAQ’s common stock issued in HAQ’s IPO and voting at the Special Meeting (whether in person or by proxy) approve and adopt the Merger Agreement and less than 20% of the shares of HAQ’s common stock issued in HAQ’s IPO vote against the Merger Proposal and elect a cash conversion of their shares.

HAQ’s Board of Directors unanimously approved the Merger Agreement and the proposed Merger, the Certificate of Incorporation Amendment, adoption of the proposed Incentive Plan and unanimously recommends that you vote or instruct your vote to be cast  “FOR” Proposal 1, the Merger Proposal, “FOR” Proposal 2, the Amendment Proposal, and “FOR” Proposal 3, the Incentive Plan Proposal.

This proxy statement incorporates important business and financial information about HAQ and PharmAthene that is not included in or delivered with this document. This information is available without charge to security holders upon written or oral request. The request should be sent to:

Matthew Kinley, President
Healthcare Acquisition Corp.
2116 Financial Center
666 Walnut Street
Des Moines, Iowa 50309
(515) 244-5746

To obtain timely delivery of requested materials, security holders must request the information no later than five days before the date they submit their proxies or attend the Special Meeting. The latest date to request the information to be received timely is _________, 2007.

We are soliciting the enclosed proxy card on behalf of the Board of Directors of HAQ, and we will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, our officers may solicit proxies by telephone or fax, without receiving any additional compensation for their services. We have requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of our stock.

THIS PROXY STATEMENT IS DATED ________, 2007, AND IS FIRST BEING MAILED TO HAQ STOCKHOLDERS ON OR ABOUT ____________, 2007.

PROPOSAL 1 - THE MERGER PROPOSAL	51
GENERAL DESCRIPTION OF THE MERGER	51
BACKGROUND OF THE MERGER	51
INTERESTS OF HAQ DIRECTORS AND OFFICERS IN THE MERGER	54
HAQ’S REASONS FOR THE MERGER AND RECOMMENDATION OF THE HAQ BOARD	55
SATISFACTION OF THE 80% REQUIREMENT	55
UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER	56
REGULATORY MATTERS	56
CONSEQUENCES IF MERGER PROPOSAL IS NOT APPROVED	56
REQUIRED VOTE	57
RECOMMENDATION	57
THE AGREEMENT AND PLAN OF MERGER	58
GENERAL	58
STOCK CONSIDERATION	58
8% CONVERTIBLE NOTES TO BE ISSUED AND NOTE EXCHANGE AGREEMENT	60
MILESTONE PAYMENTS	62
EFFECT OF MERGER ON PHARMATHENE OPTIONS AND WARRANTS	62
REPRESENTATIONS AND WARRANTIES OF THE PARTIES	63
COVENANTS AND AGREEMENTS	65
OPERATIONS AFTER THE MERGER	69
CONDITIONS TO THE COMPLETION OF THE MERGER	69
MATERIALITY AND MATERIAL ADVERSE EFFECT	70
TERMINATION	70
INDEMNIFICATION OF CLAIMS AND ESCROW OF SHARES	71
REPRESENTATIVE	72
ASSIGNMENT	72
FURTHER ASSURANCES	72
OTHER AGREEMENTS RELATED TO THE MERGER	73
REGISTRATION RIGHTS AGREEMENT	73
LOCK-UP AGREEMENTS	73
EMPLOYMENT AGREEMENTS	73
PROPOSAL 2 - THE AMENDMENT PROPOSAL	74
GENERAL	74
REQUIRED VOTE	76
RECOMMENDATION	76
PROPOSAL 3 - THE INCENTIVE PLAN PROPOSAL	77
BACKGROUND	77
STOCK SUBJECT TO THE 2007 INCENTIVE PLAN	77
ADMINISTRATION	77
TYPES OF AWARDS	78
TRANSFERABILITY	79
CHANGE OF CONTROL EVENT	80
TERMINATION OF EMPLOYMENT/RELATIONSHIP	80
DILUTION; SOLUTION	80
AMENDMENT OF THE INCENTIVE PLAN	80
ACCOUNTING TREATMENT	80
TAX TREATMENT	81
REQUIRED VOTE	82
RECOMMENDATION	82
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF PHARMATHENE	83
INFORMATION ABOUT PHARMATHENE	97
INFORMATION ABOUT HAQ	109
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF HAQ	110
UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL INFORMATION AS OF SEPTEMBER 30, 2006	115
DIRECTORS AND MANAGEMENT OF HAQ FOLLOWING THE MERGER WITH PHARMATHENE	122
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	127
BENEFICIAL OWNERSHIP OF SECURITIES	129
PRICE RANGE OF SECURITIES AND DIVIDENDS	132
DESCRIPTION OF SECURITIES	133
STOCKHOLDER PROPOSALS	135
WHERE YOU CAN FIND MORE INFORMATION	135
INDEX TO FINANCIAL STATEMENTS	FS-1
ANNEXES
Annex A - Agreement and Plan of Merger
Annex B - Form of Amendment to the Amended and Restated Certificate of Incorporation
Annex C - Form of 2007 Long-Term Incentive Plan

ii

SUMMARY OF THE MATERIAL TERMS OF THE MERGER

This Summary together with the sections entitled “Questions and Answers About the Merger and the Special Meeting” and “Summary of the Proxy Statement,” summarizes certain material information contained in this proxy statement. You should carefully read this entire proxy statement for a more complete understanding of the matters to be considered at the Special Meeting of stockholders.

•
Pursuant to a Merger Agreement, HAQ will acquire all of the outstanding securities held by the stockholders of PharmAthene (other than those securities being cancelled) and PharmAthene will become a wholly-owned subsidiary of HAQ. For more information about the Merger, see the section entitled “The Merger Proposal” beginning on page 51 and the Merger Agreement that is attached as Annex A to this proxy statement.

•
At the Special Meeting of stockholders to be held on _________, 2007, you will be asked, among other things, to approve the Merger. For more information about the Special Meeting, see the section entitled “The HAQ Special Meeting” beginning on page 46.

•
We are a special purpose acquisition company organized under the laws of Delaware on April 25, 2005. We were formed to effect an acquisition, merger, capital stock exchange, asset acquisition or other similar business combination with an operating business in the healthcare industry. For more information about us, see the section entitled “Information About HAQ” beginning on page 109.

•
PharmAthene is a privately-held Delaware company engaged in the biodefense industry, specifically the discovery and development of novel human therapeutics and prophylactics for the treatment and prevention of morbidity and mortality from exposure to biological and chemical weapons. For more information about PharmAthene, see the sections entitled “Unaudited Pro Forma Condensed Combined Financial Statements,” “Information About PharmAthene,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of PharmAthene” beginning on pages 21, 97, and 83, respectively. Also see PharmAthene’s financial statements beginning on page F-2.

•
At the closing of the Merger, stockholders, optionholders, warrantholders and noteholders of PharmAthene will receive an aggregate of 12,500,000 shares of HAQ common stock, subject to possible adjustment as set forth in the Merger Agreement; $12,500,000 in 8% convertible notes issued by HAQ and up to $10,000,000 in milestone payments (if certain conditions are met). For more information about the merger consideration, see the section entitled “The Agreement and Plan of Merger” beginning on page 58.

•
At the closing, the stockholders (including option holders and warrant holders of PharmAthene) will place 1,375,000 shares of HAQ common stock to be issued in the Merger into escrow which shares will be the sole and exclusive source for satisfying any indemnification claims. The indemnification obligations are subject to the limitation that we incur damages of at least $500,000 prior to making any claim. Further, the ability to be indemnified is subject to a limitation of the shares held in escrow. For more information about indemnification, see the section entitled “The Agreement and Plan of Merger — Indemnification of Claims and Escrow of Shares” beginning on page 71.

•
At the closing, all series of preferred stock of PharmAthene will be surrendered for conversion into shares of HAQ common stock, and the preferred stock will be cancelled. Additionally, a total of 16,118,359 warrants held by the holders of the PharmAthene preferred stock will be cancelled, as well as all related agreements previously entered into by the holders of the preferred stock and PharmAthene.

•
After we complete the Merger with PharmAthene, officers of PharmAthene will continue as before the Merger. Our Board will be reconstituted, and will be comprised of seven persons, only two of whom will be continuing Board members of HAQ. For more information about management, see the section entitled “Directors and Management of HAQ Following the Merger with PharmAthene” on page 127.

•
Our management and Board considered various factors in determining to merge with PharmAthene and to approve the Merger Agreement. For more information about our decision-making process, see the section entitled “HAQ’s Reasons for the Merger and Recommendation of the HAQ Board” beginning on page 55.

•	Our merger with PharmAthene involves numerous risks. For more information about these risks, see the section entitled “Risk Factors” beginning on page 25.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Why am I receiving this proxy statement?

HAQ and PharmAthene have agreed to a business combination under the terms of an Agreement and Plan of Merger, dated January 19, 2007, among HAQ, PAI Acquisition Corp., a newly-formed subsidiary of HAQ (“Merger Sub”) and PharmAthene, Inc. (“PharmAthene”) pursuant to which Merger Sub will be merged (the “Merger”) with and into PharmAthene. This agreement is referred to as the Merger Agreement. A copy of the Merger Agreement is attached to this proxy statement as Annex A, which we encourage you to review in its entirety.

In order to consummate the Merger, under our amended and restated certificate of incorporation, a majority of the shares issued in the IPO voting at the meeting (whether in person or by proxy) must vote to approve and adopt the Merger Agreement and the transactions contemplated thereby. Also, not more than 20% of such shares can elect to convert their shares to cash from the trust account established with the proceeds of our IPO.

HAQ will hold a Special Meeting of its stockholders to obtain this approval. This proxy statement contains important information about the proposed merger and the Amendment Proposal and the Incentive Plan Proposal. You should read it carefully.

Your vote is important. We encourage you to vote as soon as possible after carefully reviewing this proxy statement.

What is being voted on?

There are three proposals on which you are being asked to vote. The first proposal is to approve and adopt a Merger Agreement and the transactions contemplated thereby. As a consequence of the Merger, PharmAthene will become a wholly-owned subsidiary of HAQ.

The second proposal is to approve an amendment to HAQ’s amended and restated certificate of incorporation, subject to consummation of the Merger, to:

•  change HAQ’s name to “PharmAthene, Inc.” after the Merger;

•  remove certain provisions that will no longer be operative to HAQ as an operating company upon consummation of the Merger; and

•  grant to the holders of the 8% convertible notes to be issued as part of the Merger the right to designate three members to the Board of Directors of HAQ for so long as at least 30% of the original face value of such notes remain outstanding.

The third proposal is to approve the adoption of the 2007 Long-Term Incentive Plan, or the Incentive Plan, pursuant to which 3,500,000 of shares of HAQ common stock will be reserved for issuance in accordance with the terms of the Incentive Plan (including approximately 482,800 shares reserved to honor options and warrants issued by PharmAthene which will be assumed by HAQ pursuant to the Merger Agreement).

It is important for you to note that in the event the Merger Proposal does not receive the necessary vote to approve such proposal, then HAQ will not consummate that proposal or the other proposals and HAQ will be forced to liquidate. If the Incentive Plan Proposal or the Amendment Proposal is not approved, but the Merger Proposal is approved, HAQ may still consummate the Merger if the conditions in the Merger Agreement requiring approval of these proposals are waived.

What is a quorum?

A quorum is the number of shares that must be represented, in person or by proxy, in order for business to be transacted at the special meeting.

More than one-half of the total number of shares of our common stock outstanding as of the record date (a quorum) must be represented, either in person or by proxy, in order to transact business at the special meeting. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum. If there is no quorum, a majority of the shares present at the Special Meeting may adjourn the Special Meeting to another date.

However, in order to vote on Proposal 1, more than one-half of the shares of our common stock purchased in our IPO must be represented (4,700,001 shares), because only the holders of those shares may vote on the Merger Proposal.

Why is HAQ proposing the Merger, the Certificate of Incorporation Amendment and the adoption of the Incentive Plan?

HAQ is a blank-check company formed specifically as a vehicle for the acquisition of or merger with a business whose net assets are at least 80% of the net assets of HAQ. In the course of HAQ’s search for a business combination partner, HAQ was introduced to PharmAthene, a company which the Board of Directors of HAQ believes has significant growth potential. PharmAthene is in the business of discovering and developing novel human therapeutics and prophylactics for the treatment and prevention of morbidity from exposure to biological and chemical weapons. The Board of Directors of HAQ found PharmAthene to be an attractive merger partner because of the industry in which it operates, its existing products, growth prospects and management team, among other factors. As a result, HAQ believes that the Merger will provide HAQ stockholders with an opportunity to participate in a company with significant growth potential. The Certificate of Incorporation Amendment is being undertaken because upon consummation of the Merger, (i) management desires the name of the business to reflect its operations, (ii) there are provisions in the certificate of incorporation which will no longer be applicable and, (iii) pursuant to the terms of the Merger Agreement, HAQ has agreed that, as a consequence of the Merger, noteholders will have the right to appoint members to the Board of Directors. The adoption of the Incentive Plan is being undertaken because the Board of Directors of HAQ deems it beneficial for the combined company going forward following the Merger to have incentives available to attract and retain employees and to honor options held by PharmAthene employees which will be assumed as part of the Merger.

What vote is required in order to approve the Merger Proposal?

The approval of the Merger Proposal will require the affirmative vote of a majority of the votes cast at the Special Meeting of the shares of common stock issued as part of HAQ’s IPO. We issued 9,400,000 shares as part of our IPO. In addition, not more than 20% of such shares (1,880,000 shares) may vote against the Merger and elect to convert their shares into cash from the trust account.

What happens if I vote against the Merger?

Each HAQ stockholder who holds shares of common stock issued in HAQ’s IPO or purchased following such offering in the open market has the right to vote against the Merger Proposal and, at the same time, demand that HAQ convert such stockholder’s shares into cash equal to a pro rata portion of the trust account. These shares will be converted into cash only if the Merger is consummated. Based on the amount of cash held in the trust account as of September 30, 2006, without taking into account any interest accrued after such date, stockholders who vote against the Merger Proposal and elect to convert such stockholder’s shares as described above will be entitled to convert each share of common stock that it holds into approximately $7.48 per share. However, if the holders of 1,880,000 or more shares of common stock issued in HAQ’s IPO (an amount equal to 20% or more of the total number of shares issued in the IPO), vote against the Merger and demand conversion of their shares into a pro rata portion of the trust account, then HAQ will not be able to consummate the Merger.

How is Management of HAQ voting?

HAQ’s initial stockholders, including all of its directors and officers, who purchased or received shares of common stock prior to HAQ’s IPO, presently, together with their affiliates, own an aggregate of approximately 19.3% of the outstanding shares of HAQ common stock (an aggregate of 2,250,000 shares). All of these persons have agreed to vote all of these shares which were acquired prior to the IPO in accordance with the vote of the majority interest of all other HAQ stockholders on the Merger Proposal.

What vote is required in order to approve the Amendment Proposal?

The approval of the Amendment Proposal will require the affirmative vote of a majority of the shares of HAQ’s common stock issued and outstanding as of the Record Date. The officers and directors of HAQ intend to vote all of their shares of common stock in favor of this proposal.

What vote is required in order to approve the Incentive Plan Proposal?

The approval of the Incentive Plan Proposal will require the affirmative vote of a majority of the votes cast at the Special Meeting. The officers and directors of HAQ intend to vote all of their shares of common stock in favor of this proposal.

If I am not going to attend the Special Meeting of stockholders in person, should I return my proxy card instead?

Yes. Whether or not you plan to attend the Special Meeting, after carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy card. Then return the enclosed proxy card in the return envelope provided herewith as soon as possible, so that your shares may be represented at the Special Meeting.

What will happen if I abstain from voting or fail to vote?

An abstention or failure to vote by a HAQ stockholder will not be counted towards the vote total for the Merger Proposal, and your shares of common stock will not be converted into a pro rata portion of the funds in the trust account. An abstention or failure to vote will have the effect of voting against the Amendment Proposal. An abstention will have the effect of voting against the Incentive Plan.

As long as a quorum is established at the Special Meeting, a failure to vote will have no impact upon the approval of the Merger Proposal or the Incentive Plan Proposal but as the Amendment Proposal requires a majority of all outstanding shares of common stock, a failure to vote will have the effect of a vote against such proposal. Failure to vote will not have the effect of converting your shares into a pro rata portion of the trust account.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

If you hold your shares in “street name,” your bank or broker cannot vote your shares with respect to the Merger Proposal, the Amendment Proposal or the Incentive Plan Proposal without specific instructions from you, which are sometimes referred to in this proxy statement as the broker “non-vote” rules.  If you do not provide instructions with your proxy, your bank or broker may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank or broker is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purpose of determining the existence of a quorum, but will not count for purposes of determining the number of votes cast at the Special Meeting. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide to your broker.

What do I do if I want to change my vote?

If you wish to change your vote, please send a later-dated, signed proxy card to our corporate Secretary, John Pappajohn at HAQ prior to the date of the Special Meeting or attend the Special Meeting and vote in person. You also may revoke your proxy by sending a notice of revocation to John Pappajohn at the address of HAQ’s corporate headquarters, provided such revocation is received prior to the Special Meeting.

Will I receive anything in the Merger?

If the Merger is consummated and you vote your shares for the Merger Proposal or you abstain, you will continue to hold the HAQ securities that you currently own. If the Merger is consummated but you have voted your shares against the Merger Proposal and have elected a cash conversion instead, your shares of HAQ common stock will be cancelled and you will receive cash equal to a pro rata portion of the trust account, which, as of September 30, 2006, was equal to approximately $7.48 per share. Because HAQ is acquiring all of the outstanding securities of PharmAthene, the stockholders (and certain optionholders and warrantholders) and noteholders of PharmAthene will receive 12.5 million shares of HAQ common stock, subject to adjustment, 8% convertible notes in the amount of $12,500,000 and up to $10,000,000 in milestone payments, as applicable in exchange for their shares (or applicable options or warrants) of capital stock of PharmAthene and in replacement of currently outstanding notes.

How is HAQ paying for the Merger?

HAQ will use a portion of the proceeds from its recently completed IPO in order to finance the Merger with PharmAthene. Primarily, HAQ will be issuing new shares of its common stock and 8% convertible notes to finance the Merger. Further, as described elsewhere in this proxy statement, the PharmAthene stockholders may also receive milestone payments from future revenues of the post-merger company.

Are PharmAthene stockholders or noteholders required to approve the Merger?

Yes. All of the holders of PharmAthene’s preferred stock, and more than 80% of the holders of the common stock of PharmAthene, have already executed irrevocable consents approving and adopting the Merger Agreement and the transactions contemplated thereby. Accordingly, there are no additional approvals required by PharmAthene to consummate the Merger. In addition holders of 11,625,000 principal amount of notes have agreed to exchange their old PharmAthene notes (principal and interest) for the new notes to be issued by HAQ.

What will happen in the Merger?

PAI Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of HAQ formed for the purpose of consummating the Merger (which we also refer to as “Merger Sub”), will merge with and into PharmAthene with PharmAthene being the surviving corporation. As a consequence of the Merger, the following will occur:

•	PharmAthene will be a wholly-owned subsidiary of HAQ;

•	the stockholders of PharmAthene will receive shares of HAQ common stock;

•	the option and warrant holders of PharmAthene will receive options and warrants to purchase shares of HAQ common stock in exchange for their equity interests in PharmAthene;

•	the holders of the 8% convertible notes of PharmAthene will exchange their notes (principal and interest) for $12,500,000 of 8% convertible notes issued by HAQ;

•
at the closing, all series of preferred stock of PharmAthene will be surrendered for conversion into shares of HAQ Common Stock, and the preferred stock will be cancelled. Additionally, a total of 16,118,359 warrants held by the holders of the PharmAthene preferred stock will be terminated, as well as all related agreements previously entered into by the holders of the preferred stock and PharmAthene;

•
the Board of HAQ will be restructured and reconstituted to provide that the Board will be comprised of seven persons, and the holders of the 8% notes to be issued to the PharmAthene note holders will have the right to appoint up to three directors.

Has HAQ received a valuation or fairness opinion with respect to the Merger Proposal?

No. Our Board of Directors has determined that the fair market value of PharmAthene exceeds 80% of our net assets as was represented in the prospectus relating to our IPO and required by our amended and restated certificate of incorporation. The terms of the merger were determined based upon arm’s-length negotiations between us and the management of PharmAthene, who had no prior dealings with us or our officers or directors. Some of our officers and directors, including John Pappajohn, our Chairman, Derace L. Schaffer, M.D., our Chief Executive Officer, and Matthew Kinley, our President, have extensive industry and deal-making experience. Further, obtaining a valuation or fairness opinion is not required under our amended and restated certificate of incorporation. Under the circumstances, our Board of Directors believed that the aggregate consideration for the Merger appropriately reflected PharmAthene’s fair market value and that obtaining a valuation or fairness opinion was unnecessary.

What will PharmAthene stockholders receive in the Merger?

The Merger Agreement provides that the holders of PharmAthene capital stock (including holders of warrants and options) and outstanding noteholders will receive the following consideration:

•	an aggregate of 12,500,000 shares of HAQ common stock subject to adjustment;
•	$12,500,000 of 8% convertible notes will be issued by HAQ; and
•	up to $10,000,000 in milestone payments may be paid (if certain conditions are met),

The Merger Agreement provides that the holders of PharmAthene outstanding capital stock and 8% convertible notes immediately prior to the Merger will initially own up to approximately 52% of the issued and outstanding shares of HAQ capital stock after the Merger (not including as outstanding for purposes of the calculation are shares to be issued upon exercise of HAQ’s outstanding warrants, excluding securities issuable upon exercise of a purchase option issued to underwriters in HAQ’s IPO and excluding the 8% convertible notes to be issued in the Merger). Since HAQ has outstanding warrants to purchase 9.4 million shares of common stock and a unit purchase option to purchase 225,000 units, each unit consisting of one share of common stock and one warrant, holders of PharmAthene outstanding capital stock will own as much as 36.7% of the aggregate issued and outstanding shares of HAQ capital stock after taking into account such securities. The holders of HAQ capital stock immediately prior to the Merger will own the balance of the issued and outstanding shares of HAQ capital stock. Therefore, the holders of HAQ capital stock immediately prior to the Merger will experience substantial dilution of their ownership interest as a result of the Merger.

Will fractional shares of HAQ be paid?

Fractional shares will not be issued to PharmAthene stockholders in the Merger. In lieu of fractional shares, the PharmAthene stockholders will receive cash.

What will PharmAthene noteholders receive in the Merger?

Pursuant to a Note Exchange Agreement, the execution of which is a condition precedent to consummation of the Merger, current holders of PharmAthene’s $11,800,000 in 8% convertible notes are required to exchange such notes (all principal and accrued interest) for the 8% convertible notes of HAQ in the principal amount of $12,500,000. Pursuant to the Note Exchange Agreement, such holders will also have the right to designate three nominees to HAQ’s Board of Directors, comprised of seven members, and two of the three members to each committee of the Board including the corporate governance and nominating committee and compensation committee.

Do I have conversion rights in connection with the Merger?

If you hold shares of common stock issued in HAQ’s IPO, then you have the right to vote against the Merger Proposal and demand that HAQ convert your shares of HAQ common stock into a pro rata portion of the trust account. These rights to vote against the Merger and demand conversion of your shares into a pro rata portion of the trust account are sometimes referred to herein as conversion rights.

If I have conversion rights, how do I exercise them?

If you wish to exercise your conversion rights, you must vote against the Merger Proposal and, at the same time, demand that HAQ convert your shares into cash by marking the appropriate space on the proxy card. If, notwithstanding your vote, the Merger is consummated, then you will be entitled to receive a pro rata share of the trust account in which a substantial portion of the net proceeds of HAQ’s IPO are held, including any interest earned thereon through the date of the Special Meeting. Based on the amount of cash held in the trust account as of September 30, 2006, without taking into account any interest accrued after such date, you will be entitled to convert each share of HAQ common stock that you hold into approximately $7.48 per share. If you exercise your conversion rights, then you will be exchanging your shares of HAQ common stock for cash and will no longer own these shares of common stock. You will only be entitled to receive cash for these shares if you continue to hold these shares through the closing date of the Merger and then tender your stock certificate to HAQ. If you convert your shares of common stock, you will still have the right to exercise the warrants received as part of the units purchased in the IPO in accordance with the terms thereof. If the Merger is not consummated: (i) then your shares will not be converted into cash at this time, even if you so elected; and (ii) we will commence the dissolution process and you will be entitled to distribution upon liquidation. See “Conversion Rights” at page 49 and the section entitled “Dissolution and Liquidation if No Business Combination” beginning on page 111.

What happens to the funds deposited in the trust account after completion of the Merger?

Upon consummation of the Merger, a portion of the funds remaining in the trust account after payment of amounts, if any, to stockholders requesting and exercising their conversion rights, will be used to pay expenses associated with the Merger and to fund working capital of the combined company. In addition, approximately $720,000 will be used to pay deferred underwriter’s compensation from HAQ’s IPO.

Who will manage HAQ from and after consummation of the Merger with PharmAthene?

From and after consummation of the Merger, HAQ will be managed by the current management of PharmAthene including David P. Wright as President and Chief Executive Officer. It is anticipated that the Board of Directors of the combined company will consist of the following seven board members: John Pappajohn, Derace M. Schaffer, M.D., James Cavanaugh, Ph.D., Steven St. Peter, M.D. Elizabeth Czerepak, Joel McCleary and David Wright, each to serve until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. Ms. Czerepak and Drs. Cavanaugh and St. Peter are directors nominated by the holders of 8% convertible notes to be issued by HAQ in exchange for the currently-outstanding 8% convertible notes of PharmAthene.

What happens if the Merger is not consummated?

If the Merger is not consummated, HAQ’s amended and restated certificate of incorporation will not be further amended pursuant to the Amendment Proposal and we will not adopt the Incentive Plan pursuant to the Incentive Plan Proposal. Further, it is likely that HAQ will be liquidated pursuant to its amended and restated certificate of incorporation. In the event the Merger is not consummated, HAQ will probably not have sufficient time and resources to seek another suitable business combination and HAQ will be forced to dissolve and liquidate. If a liquidation were to occur by approximately August 3, 2007 (the last day on which HAQ would be permitted to consummate an acquisition under its amended and restated certificate of incorporation), HAQ estimates that approximately $2,000,000 million in interest would accrue on the amounts that are held in trust through such date, which would yield a trust balance of approximately $72,280,000 million or $7.68 per share. This amount, less any liabilities not indemnified by certain members of HAQ’s Board and not waived by HAQ’s creditors, would be distributed to the holders of the 9,400,000 shares of common stock purchased in HAQ’s IPO. HAQ currently estimates that, at the end of January 2007, there would be approximately $250,000 in Delaware franchise tax and state income tax claims which are not indemnified and not waived by such taxing authorities. Thus, HAQ estimates that the total amount available for distribution upon liquidation would be approximately $72,030,000 million or $7.66 per share.

Separately, HAQ estimates that the dissolution process would cost approximately $50,000 to $75,000 and that HAQ would be indemnified for such costs by certain of the HAQ executive officers and directors. Such officers and directors have acknowledged and agreed that such costs are covered by their existing indemnification agreement. We do not believe there would be any claims or liabilities in excess of the funds out of the trust against which certain of HAQ’s executive officers and directors would be required to indemnify the trust account in the event of such dissolution. In the event that such persons indemnifying HAQ are unable to satisfy their indemnification obligation or in the event that there are subsequent claims such as subsequent non-vendor claims for which such persons have no indemnification obligation, the amount ultimately distributed to stockholders may be reduced even further. However, HAQ currently has no basis to believe there will be any such liabilities or to provide an estimate of any such liabilities. The only cost of dissolution that HAQ is aware of that would not be indemnified against by such officers and directors of HAQ is the cost of any associated litigation. See page 40 of the section entitled “Risk Factors” for a further discussion with respect to amounts payable from the trust account.

When do you expect the Merger to be completed?

Assuming the approval of the Merger Proposal, it is currently anticipated that the Merger and other proposals will be completed as promptly as practicable following the Special Meeting of stockholders to be held on __________, 2007.

What do I need to do now?

HAQ urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the merger will affect you as a stockholder of HAQ. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Do I need to send in my stock certificates?

Only HAQ stockholders who vote against adoption of the Merger Proposal and elect to have their shares converted into a pro rata share of the funds in the trust account must send their physical stock certificate to our stock transfer agent no later than 5:00 p.m., New York City time, on the business day prior to the date of the Special Meeting. HAQ stockholders who vote in favor of the adoption of the merger proposal, or who otherwise do not elect to have their shares converted should not submit their stock certificates now or after the Merger, because their shares will not be converted or exchanged in connection with the Merger.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your HAQ shares.

Who can help answer my questions?

If you have questions about any of the proposals, you may write or call Healthcare Acquisition Corp. at 2116 Financial Center, 666 Walnut Street, Des Moines, Iowa 50309, (515) 244-5746, Attention: Matthew Kinley.

SUMMARY OF THE PROXY STATEMENT

This summary highlights certain information from this proxy statement including information with respect to each of the proposals, although the Merger is the primary reason for the calling of the Special Stockholders and the other proposals are dependent upon the approval of the Merger Proposal. This summary does not contain all of the information that is important to you. All of the proposals are described in detail elsewhere in this proxy statement and this summary discusses the material items of each of the proposals. You should carefully read this entire proxy statement and the other documents to which this proxy statement refers you. See, “Where You Can Find More Information.” on page 135.

The Merger Proposal (Page 51)

The Parties

HAQ

HAQ is a blank-check company formed specifically as a vehicle for the acquisition of or merger with a business whose net assets are at least 80% of the net assets of HAQ. The principal executive offices of HAQ are located at 2116 Financial Center, 666 Walnut Street, Des Moines, Iowa 50309, and its telephone number is (515) 244-5746.

PAI Acquisition

PAI Acquisition, Inc. or Merger Sub, is a wholly owned subsidiary of HAQ, formed for the purpose of merging with and into PharmAthene. The principal executive offices of Merger Sub are located at 2116 Financial Center, 666 Walnut Street, Des Moines, Iowa 50309, and its telephone number is (515) 244-5746.

PharmAthene

PharmAthene is a privately owned, commercial-stage Delaware corporation in the business of discovering and developing novel human therapeutics and prophylactics for the treatment and prevention of morbidity and mortality from exposure to chemical and biological weapons. Based in Annapolis, Maryland, PharmAthene’s goal is to become the premier company worldwide specializing in the discovery, development and commercialization of therapeutic and prophylactic drugs for defense against bioterrorism and to eventually leverage its biodefense capabilities for non-biodefense products in broader commercial markets. PharmAthene has two products under development, Valortim™, a human monoclonal antibody for the prevention and treatment of anthrax infection, and Protexia®, a bioscavenger for the treatment of organophosphate nerve agent poisoning. Beyond its initial focus in biodefense, PharmAthene intends to identify and develop dual-use technologies which have application and indications in broader commercial markets.

PharmAthene was incorporated on March 13, 2001 under the name PharmAthene, Inc. The principal executive offices of PharmAthene are located at 175 Admiral Cochrane Drive, Suite #101, Annapolis, MD 21401, and its telephone number is (410) 571-8920.

The Agreement and Plan of Merger (Page 58)

On January 19, 2007, the parties entered into an Agreement and Plan of Merger (the “Merger Agreement”) which provides for a business combination by means of a merger of Merger Sub with and into PharmAthene in which PharmAthene will be the surviving entity and become a wholly-owned subsidiary of HAQ. We will acquire all of the capital stock of PharmAthene and certain of its securities will be terminated. At the closing, and subject to certain adjustments as hereafter described, the PharmAthene stockholders, optionholders, warrantholders and noteholders will receive the following in the Merger (the “Merger Consideration”):

•	an aggregate of 12,500,000 shares of HAQ common stock;
•	$12,500,000 in 8% convertible notes issued by HAQ; and

•	up to $10,000,000 in milestone payments (if certain conditions are met),

We are also assuming outstanding options and warrants, to acquire shares of PharmAthene, which will be converted into options and warrants to acquire 482,800 shares of HAQ.

Milestone payments may be made to the stockholders of PharmAthene as part of the Merger Consideration equal to 10% of the actual collections on gross sales of its product, Valortim, to the U.S. federal government until the earlier of (A) December 31, 2009, or (B) the point at which total aggregate milestone payments to the stockholders, optionholders and warrantholders equal $10 million. These payments will be conditioned upon receipt by PharmAthene of an award, procurement or other contract (x) on or before December 31, 2007; (y) which provides for a procurement by the U.S. government of doses or treatments equal to or greater than 60,000; and (z) with a total contract value of $150 million or more.

The 12,500,000 shares of HAQ common stock issued as a portion of the Merger Consideration will only be subject to adjustment to the extent that the stockholders of HAQ owning more than 5% of the outstanding HAQ Common Stock exercise their conversion rights. The number of shares of HAQ common stock comprising the stock consideration shall be adjusted upward by the product of (x) the number (as a percentage) that is the difference between the percentage of HAQ common stock that is converted and 5% and (y) 2.25 million.

Of the shares of HAQ common stock to be issued to the PharmAthene stockholders as a portion of the Merger Consideration, 1,375,000 shares of HAQ common stock will be placed in an escrow account for a period of one year from the closing date of the Merger as the sole and exclusive source to satisfy any indemnification claims against PharmAthene under the Merger Agreement.

HAQ, Merger Sub and PharmAthene plan to consummate the Merger as promptly as practicable after the Special Meeting, provided that:

•	HAQ’s stockholders have approved and adopted the Merger Agreement and the transactions contemplated thereby;

•	holders of no more than 19.99% of the shares of the common stock issued in HAQ’s IPO vote against the Merger Proposal and demand conversion of their shares into cash;

•
at the closing, all series of preferred stock of PharmAthene are surrendered for conversion, all warrants held by the holders of the PharmAthene preferred stock are cancelled, as well as all related agreements previously entered into by the holders of the preferred stock and PharmAthene are terminated;

•	all of the noteholders of PharmAthene surrender their notes for exchange into the new 8% convertible notes of HAQ;

•
all registration rights, security agreements and any other agreement related to the preferred stock and notes of PharmAthene entered into by the holders of the preferred stock and /or note holders are terminated; and

•	the other conditions specified in the Merger Agreement have been satisfied or waived.

See the description of the Merger Agreement in the section entitled “The Agreement and Plan of Merger” beginning on page 58. The Merger Agreement is included as “Annex A” to this proxy statement. We encourage you to read the Merger Agreement in its entirety.

Our Stock Ownership (Page 49)

On the Record Date, our officers and directors owned an aggregate of 2,250,000 shares of our common stock, or approximately 19.3% of our outstanding shares, that they acquired prior to our IPO. They have agreed to vote these shares with respect to the Merger Proposal as the holders of a majority of our IPO shares that are voted at the Special Meeting. Our officers and directors own no shares that were issued in the IPO.

Date, Time and Place of Special Meeting of Our Stockholders (Page 46)

The Special Meeting of our stockholders will be held at 10:00 A.M., local time, on _________, 2007 at [_].

Record Date; Who is Entitled to Vote (Page 47)

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of our common stock at the close of business on ______________, 2007, which is the record date for the Special Meeting. You will have one vote for each share of our common stock you owned at the close of business on the record date. On the record date, there were 11,650,000 shares of our common stock outstanding, of which 9,400,000 shares were IPO shares. The remaining 2,250,000 shares were issued to our founders prior to our IPO.

Quorum and Vote Required (Page 48)

A quorum of our stockholders is necessary to hold a valid stockholders meeting. A quorum will be present at the Special Meeting if a majority of the shares of our common stock outstanding as of the record date are presented in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

The approval of the Merger Proposal will require the approval of the holders of a majority of the shares of our common stock issued in our IPO present and that vote on the Merger Proposal at the Special Meeting with respect to the Merger. Notwithstanding such approval, the Merger will not be completed if the holders of 20% or more of our IPO shares (1,880,000 or more shares) vote against the Merger Proposal and exercise their conversion rights.

As long as a quorum is established at the Special Meeting, a failure to vote will have no impact upon the approval of the Merger Proposal or the Incentive Plan Proposal but as the Amendment Proposal requires a majority of all outstanding shares of common stock, a failure to vote will have the effect of a vote against such proposal. Failure to vote will not have the effect of converting your shares into a pro rata portion of the trust account.

Voting Your Shares; Proxies (Page 47)

Proxies may be solicited by mail, telephone or in person.

If you grant a proxy, you may still vote your shares in person if you revoke your proxy at or before the Special Meeting.

Tax Consequences (Page 46)

There will be no tax consequences to our stockholders resulting from the Merger, except to the extent they exercise their conversion rights.

A stockholder who exercises conversion rights will generally be required to recognize capital gain or loss upon the conversion, if such shares were held as a capital asset on the date of the Merger. This gain or loss will be measured by the difference between the amount of cash received and the stockholder’s tax basis in the converted shares. The gain or loss will be short-term gain or loss if the acquisition closes as scheduled, but may be long-term gain or loss if the closing is postponed.

Accounting Treatment (Page 56)

The Merger will be accounted for as a reverse acquisition and equity recapitalization, with HAQ treated as the “acquired” company for financial reporting purposes. For accounting purposes, the transaction is being treated as an acquisition of assets and not a business combination because HAQ did not meet the definition of a business under EITF 98-3, Determination Whether a Nonmonetary Transaction Involves Receipt of Productive Assets or of a Business. Accordingly, the transaction has been treated as a capital transaction whereby PharmAthene is issuing stock for the net monetary assets of HAQ, accompanied by a recapitalization.

Risk Factors (Page 25)

Before you grant your proxy or vote or instruct the vote with respect to the Merger, you should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement could have a material adverse effect on us and PharmAthene.

Relation of Proposals

Each of the the Amendment Proposal and the Incentive Plan Proposal are conditioned upon the approval of the Merger Proposal and, in the event the Merger Proposal does not receive the necessary vote to approve that proposal, then HAQ will not complete any of the transactions identified in any of the proposals. If the Amendment Proposal and/or Incentive Plan Proposal is not approved but the Merger Proposal is approved, we may still consummate the Merger if the conditions in the Merger Agreement requiring the approval of these proposals are waived.

Approval of PharmAthene’s Stockholders

The approval of the stockholders and noteholders of PharmAthene is required to consummate the Merger. More than 80% of the holders of PharmAthene’s common stock, 100% of its preferred stockholders have previously consented to the Merger and the Merger Agreement and have agreed among themselves to the allocation of the Merger Consideration. No further approval is required of PharmAthene securityholders. A form of the Note Exchange Agreement, to be executed at closing, and a form of the 8% Convertible Notes, to be issued at closing, have been agreed upon by the PharmAthene noteholders and HAQ. Further, the stockholders and noteholders of PharmAthene have agreed to a lockup of their shares issuable to them in the Merger under which 50% of the shares will be released after six months and the remaining shares will be released after 12 months. HAQ has agreed to register the shares issuable to the PharmaAthene stockholders and note holders following the closing pursuant to the terms of a Registration Rights Agreement, the form of which is filed as Exhibit 10.1 to the Current Report on Form 8-K, filed with the SEC on January 19, 2007.

Conversion Rights (Page 49)

Pursuant to HAQ’s existing amended and restated certificate of incorporation, a holder of shares of HAQ’s common stock issued in its IPO may, if the stockholder votes against the Merger Proposal, demand that HAQ convert such shares into a pro rata portion of the trust account. This demand must be made on the proxy card at the same time that the stockholder votes against the Merger Proposal. We issued a total of 9,400,000 shares in our IPO and, other than the 2,250,000 shares issued to our management, we have no other shares of common stock issued and outstanding. If properly demanded, HAQ will convert each share of common stock as to which such demand has been made into a pro rata portion of the trust account in which a substantial portion of the net proceeds of HAQ’s IPO are held, plus all interest earned thereon. If you exercise your conversion rights, then you will be exchanging your shares of HAQ common stock for cash and will no longer own these shares. Based on the amount of cash held in the trust account as of September 30, 2006, without taking into account any interest accrued after such date, you would be entitled to convert each share of common stock that you hold into approximately $7.48 per share. You will only be entitled to receive cash for these shares if you continue to hold these shares through the closing date of the Merger and then tender your stock certificate to HAQ. If the Merger is not consummated, then these shares will not be converted into cash immediately. If you convert your shares of common stock, you will still have the right to exercise the warrants received as part of the units purchased in our IPO in accordance with the terms thereof. If the Merger is not consummated, then your shares will not be converted to cash after the Special Meeting, even if you so elected, and your shares will be converted into cash upon liquidation of the trust.

The Merger will not be consummated if the holders of 1,880,000 or more shares of common stock issued in HAQ’s IPO, an amount equal to 20% or more of such shares, vote against the Merger Proposal and exercise their conversion rights.

Appraisal or Dissenters’ Rights (Page 49)

No dissenter’s or appraisal rights are available under the Delaware General Corporation Law for the stockholders of HAQ in connection with the proposals. The holders of PharmAthene common stock may be entitled to dissenter’s or appraisal rights under the Delaware General Corporation Law. However, all of the holders of PharmAthene’s classes of preferred stock and stockholders representing 80% of its outstanding common stock have voted in favor of the Merger Proposal.

Stock Ownership

The following table sets forth information as of _________, 2007, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of HAQ’s common stock by (i) each person known by us to be the owner of more than 5% of our outstanding shares of HAQ’s common stock, (ii) each director and (iii) all officers and directors as a group. Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class
John Pappajohn (2)	882,000	7.57%
Derace L. Schaffer, M.D. (3)	882,000	7.57%
Matthew P. Kinley (4)	441,000	3.79%
Edward B. Berger (5)	22,500	*
Wayne A. Schellhammer	22,500	*
Sapling, LLC (6)	681,815	5.85%
Fir Tree Recovery Master Fund, LP (6)	335,185	2.88%
All directors and executive officers as a group (5) persons	2,250,000	19.31%

* Represents beneficial ownership of less than 1%.

(1) Does not include shares of common stock issuable upon exercise of warrants which are beneficially owned by certain of the persons named in the above table but which are not exercisable until the later of (i) July 28, 2006 or (ii) the consummation by us of a business combination (including our acquisition of PharmAthene). Unless otherwise indicated, the business address of each of the individuals is 2116 Financial Center, 666 Walnut Street, Des Moines, Iowa 50309.

(2) Does not include 141,960 warrants purchased on behalf of such person pursuant to the guidelines set forth in SEC Rule 10b5-1 under a Rule 10b5-1 Plan. See footnote 1 above.

(3) Does not include 141,960 warrants purchased on behalf of such person pursuant to the guidelines set forth in SEC Rule 10b5-1 under a Rule 10b5-1 Plan. See footnote 1 above.

(4) Does not include 70,980 warrants purchased on behalf of such person pursuant to the guidelines set forth in SEC Rule 10b5-1 under a Rule 10b5-1 Plan. See footnote 1 above.

(5) Does not include 12,000 warrants purchased by Mr. Berger in open market purchases. See footnote 1 above.

(6) Based on information contained in a Statement on Schedule 13G filed by Sapling LLC in August 2005. Sapling may direct the vote and disposition of the 681,815 shares of common stock, and Fir Tree Recovery may direct the vote and disposition of 335,185 shares of common stock. The address of both Sapling LLC and Fir Tree Recovery is 535 Fifth Avenue, 31st Floor, New York, New York 10017.

All of the shares of HAQ common stock held by our officers and directors were placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until the earliest of (i) July 28, 2008; or (ii) the consummation of a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to our acquisition of PharmAthene.

During the escrow period, the holders of these shares are not able to sell or transfer their securities except to their spouses and children or trusts established for their benefit, but will retain all other rights as our stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If we are unable to effect a business combination and liquidate, none of these stockholders will receive any portion of the liquidation proceeds with respect to common stock owned by them prior to HAQ’s IPO.

Reasons for the Merger (Page 54)

No fairness opinion was sought or obtained by our Board of Directors in reaching its determination. In reaching its decision with respect to the Merger and the transactions contemplated thereby, the Board of Directors reviewed various industry and financial data and the due diligence and evaluation materials of PharmAthene. In addition, in reaching its decision to approve the Merger, the Board of Directors considered a number of factors including, but not limited to, the following:

•	the experience of PharmAthene’s management, including David P. Wright, PharmAthene’s Chief Executive Officer, in building and operating PharmAthene’s business;

•	PharmAthene’s existing products, which have been awarded U.S. government contracts;

•	PharmAthene’s business strategy;

•	PharmAthene’s financial results, including potential for revenue growth and operating margins;

•	PharmAthene’s competitive position;

•	the industry dynamics, including barriers to entry;

•	the regulatory environment for PharmAthene;

•	acquisition opportunities in the industry;

•	the valuation of comparable companies;

•
the experience of HAQ’s management, in particular, Mr. Pappajohn and Dr. Schaffer, in building, consolidating and investing in similar businesses in the U.S. including relationships HAQ could introduce to PharmAthene to potentially enhance its growth; and

•	the involvement of certain of the stockholders and noteholders of PharmAthene, whom HAQ believes represent strong long term investors with experience in venture transactions and growth companies.

HAQ’s Board of Directors believes that the above factors strongly support its determination and recommendation to approve the Merger.

HAQ’s Board of Directors’ Recommendation (Pages 56, 75 and 81)

After careful consideration of the terms and conditions of the Merger Agreement, HAQ’s Board of Directors has determined unanimously that the Merger Agreement and the transactions contemplated thereby are fair to, and in the best interests of, HAQ and its stockholders.  Accordingly, HAQ’s Board has unanimously approved and declared advisable the Merger and unanimously recommends that the stockholders vote or instruct their vote to be cast “FOR” the Merger Proposal.

HAQ’s Board of Directors has determined unanimously that the Amendment Proposal is fair to, and in the best interest of HAQ and its stockholders. Accordingly, HAQ’s Board of Directors has unanimously approved and declared advisable the Amendment Proposal and unanimously recommends that you vote or instruct your vote to be cast “FOR” the approval of the Amendment Proposal.

HAQ’s Board of Directors has determined unanimously that the adoption of the Incentive Plan is fair to, and in the best interests of, HAQ and its stockholders. Accordingly, HAQ’s Board of Directors has unanimously approved and declared advisable the adoption of the Incentive Plan and unanimously recommends that you vote or instruct your vote to be cast “FOR” the approval of the Incentive Plan Proposal.

Interests of HAQ Directors and Officers in the Merger (Page 53)

When you consider the recommendation of HAQ’s Board of Directors that you vote in favor of the Merger Proposal, you should keep in mind that certain of HAQ’s Directors and officers have interests in the Merger that are different from, or in addition to, your interests as a stockholder. It is anticipated that after the consummation of the Merger, John Pappajohn and Derace L. Shaffer, MD will remain on the Board. All other current HAQ Directors will resign. If the Merger is not approved, HAQ will be required to liquidate, and the warrants owned by certain of HAQ’s directors and the shares of common stock issued at a price per share of $0.0111 prior to HAQ’s IPO to and held by HAQ’s executives and directors will be worthless because HAQ’s executives and directors are not entitled to receive any of the net proceeds of HAQ’s IPO that may be distributed upon liquidation of HAQ. Additionally, HAQ’s officers and directors who acquired shares of HAQ common stock prior to HAQ’s IPO at a price per share of $0.0111 will benefit if the Merger is approved because they will continue to hold their shares.

The table below sets forth the value of the shares and warrants owned by the officers and directors of HAQ upon consummation of the Merger and the unrealized profit from such securities based on an assumed market price of the common stock and the warrants of HAQ, as of February 7, 2007, of $7.34 and $1.36, respectively.

	Common Shares (a)				Warrants (b)
	Owned	Amount Paid	Current Value	Unrealized Profit	Owned	Amount Paid	Current Value
John Pappajohn	882,000	9,800			141,960	154,414
Derrace L. Schaffer, M.D.	882,000	9,800			141,960	154,414
Matthew P. Kinley	441,000	4,900			70,980	77,242
Edward B. Berger	22,500	250			12,000	12,917
Wayne A. Shellhammer	22,500	250			0	-

(a)
The purchase price per share for these common shares was $0.0111 per share. Pursuant to escrow agreements signed by these stockholders, these shares may not be sold or pledged until July 28, 2008. Additionally, these shares are currently not registered, although after the release from escrow, these stockholders may demand that HAQ use its best efforts to register the resale of such shares.

(b)	These warrants were purchased pursuant to the guidelines set forth in SEC Rule 10b5-1 in connection with a Rule 10b5-1 Plan.

Interests of PharmAthene Directors and Officers in the Merger

You should understand that some of the current directors and officers of PharmAthene have interests in the Merger that are different from, or in addition to, your interests as a stockholder of HAQ. Following the closing of the Merger, a majority of the members of the Board of Directors of the combined company will consist of parties initially designated by PharmAthene or its noteholders. In particular, David Wright, PharmAthene’s current Chief Executive Officer, is expected to become HAQ’s Chief Executive Officer and serve on our Board. Further, David Wright is expected to enter into an employment agreement with HAQ in connection with the Merger.

For so long as at least 30% of the 8% convertible notes to be issued in the Merger remain outstanding, the holders of the 8% convertible notes shall have the right, as a separate class (and notwithstanding the existence of less than three such holders at any given time), to (a) elect three members to the Board of Directors of HAQ and, (b) to the extent they elect to fill such committee positions, appoint two of the three members of such committees of the Board. It is currently contemplated that Elizabeth Czerepak, Steven St. Peter, MD and James Cavanaugh, Ph.D., who are currently members of the Board of Directors of PharmAthene, will be members of the HAQ Board of Directors following the Merger as representatives of the noteholders.

In addition, Elizabeth Czerepak, Steven St. Peter, MD and James Cavanaugh, Ph.D. are employed by funds affiliated with Bear Stearns Health Innoventures Management, LLC, MPM Capital L.P. and HealthCare Ventures VII, L.P., respectively. Funds affiliated with Bear Stearns Health Innoventures Management, LLC will beneficially own approximately ___% of the outstanding voting shares of the combined company (and __% of the HAQ 8% convertible notes), funds affiliated with MPM Capital L.P. will beneficially own approximately __% of the outstanding voting securities of the combined company (and __% of the HAQ 8% convertible notes) and HealthCare Ventures VII, L.P. will beneficially own approximately __% of the outstanding voting securities of the combined company (and __% of the HAQ 8% convertible notes). Accordingly, these funds will have the ability to exercise substantial influence over the election of members of the HAQ Board of Directors and other issues submitted to the stockholders of the combined company.

Interests of Maxim Group in the Merger; Fees

Maxim served as an underwriter in our IPO and agreed to defer $720,000 of its underwriting discounts and commissions until after the consummation of a business combination. Maxim has also served as our financial advisor in connection with negotiating the Merger. The deferred amount payable in connection with the IPO will be paid out of the trust account established for the proceeds of the IPO only if we consummate the Merger. Maxim, therefore, has an interest in our consummating the Merger that will result in the payment of its deferred compensation. Further, Maxim owns an option to purchase 225,000 units (comprised of one share and one warrant) at an exercise price of $10.00 per unit, received as consideration as underwriters in our IPO.

In addition to receiving its deferred compensation, Maxim will receive fees of $500,000 only upon completion of the Merger in consideration for its advisory services to HAQ in connection with the Merger.

Interest of The Bear Stearns Companies Inc. in the Merger

Bear, Stearns & Co. Inc. was retained by PharmAthene to advise PharmAthene in connection with the negotiations of the terms of the Merger. For its services, Bear, Stearns & Co. Inc. will receive a fee of $1,250,000 upon completion of the Merger. Bear Stearns, therefore, has an interest in our consummating the Merger that will result in the payment of such fee.

The Bear Stearns Companies Inc. is the parent company of Bear, Stearns & Co. Inc. and Bear Stearns Asset Management, Inc., which is the sole manager of Bear Stearns Health Innoventures Management, LLC. Funds affiliated with Bear Stearns Health Innoventures Management, LLC will beneficially own approximately ___% of the outstanding voting shares of the combined company (and __% of the HAQ 8% convertible notes) following the Merger. In addition, Elizabeth Czerepak, a general partner of Bear Stearns Health Innoventures Management, LLC, is expected to be a member of the Board of Directors of HAQ following the Merger.

Conditions to the Consummation of the Merger

The obligations of HAQ and PharmAthene to consummate the Merger are subject to the satisfaction or waiver of specified conditions before completion of the Merger, including the following:

Conditions to HAQ’s and PharmAthene’s obligations to consummate the Merger:

The respective obligations of each of HAQ and PharmAthene to consummate the Merger are subject to the satisfaction of, or waiver of, the following conditions:

•  the receipt of HAQ stockholder approval;

•  the receipt of PharmAthene stockholder approval (which has been obtained and is irrevocable);

•  holders of the outstanding notes of PharmAthene shall have executed the Note Exchange Agreement;

•  the outstanding classes of preferred stock of PharmAthene, as well as related warrants and side agreements are terminated in full; and

•  the absence of any order or injunction preventing consummation of the merger.

Conditions to HAQ’s obligations:

The obligation of HAQ to consummate the Merger is further subject to the following conditions, among others:

•  the representations and warranties made by PharmAthene must be true and correct in all material respects;

•  PharmAthene must have performed in all material respects all obligations required to be performed by it under the terms of the Merger Agreement;

•  there must not have occurred since the date of the Merger Agreement any material adverse effect on PharmAthene’s financial condition or business; and

•  PharmAthene shall have delivered to HAQ executed termination agreements from the holders of the PharmAthene preferred stock and noteholders whereby the holders of such securities terminate all rights under any agreements entered into by PharmAthene and such preferred stockholders and noteholders.

Conditions to PharmAthene’s obligations:

The obligation of PharmAthene to consummate the Merger is further subject to the following conditions, among others:

•  the representations and warranties made by HAQ and Merger Sub must be true and correct in all respects;

•  HAQ and Merger Sub must have performed in all material respects all obligations required to be performed by it under the terms of the Merger Agreement;

•  there must not have occurred since the date of the Merger Agreement any material adverse effect on the financial condition or business of HAQ or Merger Sub;

•  the HAQ certificate of incorporation shall have been amended and restated to provide for board designee rights of the 8% convertible noteholders; and

•  the 12,500,000 shares of HAQ common stock issuable in the Merger and the shares into which the new 8% convertible notes to be issued in the Merger may be converted shall have been accepted for listing on the American Stock Exchange.

Termination, Amendment and Waiver

The Merger Agreement may be terminated at any time prior to the consummation of the Merger, whether before or after receipt of stockholder approval, as follows:

•  by mutual written consent of.

•  by either party if the Merger is not consummated on or before August 3, 2007; or

•  by either party if any permanent injunction or other order of a court or other competent authority preventing the consummation of the Merger shall have become final and nonappealable; or

•  by either party if during any 15-day trading period following the execution of the Merger Agreement and before its consummation, the average trading price of the publicly-traded warrants of HAQ is below $0.20 per warrant.

•  by either party if the other party has breached any of its covenant or representations and warranties in any material respect, subject to certain conditions and a right to cure, as further described below; or

•  by either party if any of the conditions to the consummation of the Merger shall have become incapable of fulfillment; or

•  by PharmAthene if HAQ has not held its Special Meeting of Stockholders to approve the Merger Proposal within 35 days of the date of approval of the proxy statement by the SEC; or

•  by PharmAthene if HAQ’s Board of Directors has withdrawn or changed its recommendation to it stockholders regarding the Merger; or

•  by PharmAthene if more than 20% of the holders of the shares issued in HAQ’s IPO entitled to vote on the Merger elect to convert such shares into cash from the Trust Fund.

If permitted under applicable law, either HAQ or PharmAthene may waive conditions for their own respective benefit and consummate the Merger, even though one or more of these conditions have not been met. We cannot assure you that all of the conditions will be satisfied or waived or that the Merger will occur.

In certain instances, more fully described below, either HAQ or PharmAthene may be liable for a termination fee of $250,000.

Regulatory Matters

We believe the Merger and the transactions contemplated by the Merger Agreement are not subject to any federal or state regulatory requirement or approval, except for filings necessary to effectuate the transactions contemplated by the Merger Proposal and the Amendment Proposal with the Secretary of State of the State of Delaware.

The Amendment Proposal

HAQ is seeking stockholder approval to amend HAQ’s amended and restated certificate of incorporation. Any amendment will not become effective unless and until the Merger with PharmAthene is consummated. The material terms of such amendment are to: (i) change HAQ’s name from “Healthcare Acquisition Corp.” to “PharmAthene, Inc.” (ii) remove certain provisions containing procedural and approval requirements applicable to HAQ prior to the consummation of the business combination that will no longer be operative after the consummation of the Merger and (iii) grant to holders of certain secured, convertible promissory notes the right to designate three members to the Board of Directors of HAQ for so long as at least 30% of the original face value of such notes remain outstanding.

The Incentive Plan Proposal

HAQ is seeking stockholder approval for the adoption of the Incentive Plan which will provide for the granting of options and/or other stock-based or stock-denominated awards. The material terms of such plan are:

•  3,500,000 shares of HAQ common stock will be reserved for issuance;

•  the Incentive Plan will be administered by the HAQ Board of Directors, or a committee thereof, and any particular term of a grant or award shall be at the Board’s discretion; and

•  the Incentive Plan will become effective upon the closing of the Merger with PharmAthene.

SELECTED HISTORICAL FINANCIAL INFORMATION

HAQ is providing the following financial information to assist you in the analysis of the financial aspects of the Merger. We are providing the financial information related to PharmAthene since, for accounting purposes, PharmAthene will be deemed the acquiror. We derived PharmAthene’s historical information from the audited consolidated financial statements of PharmAthene as of and for each of the years ended December 31, 2005, December 31, 2004, December 31, 2003 and the unaudited financial statements for the nine months ended September 30, 2006. The information is only a summary and should be read in conjunction with the historical consolidated financial statements and related notes contained elsewhere herein. The historical results included below and elsewhere in this proxy statement are not indicative of the future performance of PharmAthene.

Selected Historical Financials Statements of PharmAthene

	Fiscal Year Ended December 31,
	2005	2004	2003
Revenues	$1,098,400	$1,037,979	$7,297,332
Research and Development	6,351,157	7,843,863	11,324,559
General and Administrative	5,009,267	3,327,571	2,510,112
Acquired in process Research and Development	12,812,000	—	—
Operating Loss	(23,734,591)	(10,158,653)	(6,540,413)
Net Loss attributable to common stockholders	$(29,052,369)	$(12,441,644)	$(6,919,129)
Net Loss per share:
Basic and Diluted	$(2.69)	$(1.16)	$(2.03)
Weighted Average Shares
Outstanding basic and diluted	10,817,949	10,740,000	3,401,212

Total Assets	$16,280,234	$24,016,883	$7,623,015
Cash and cash equivalents	7,938,116	21,662,117	6,971,293
Total Liabilities	1,441,327	1,639,689	2,699,814
Total Stockholders deficit	(48,108,384)	(19,899,650)	(10,342,382)
Net cash used in operating activities	$(9,990,864)	$(12,833,092)	$(4,314,514)

Nine Months Ended September 30,
2006
Revenues	$188,032
Research and Development	4,745,628
General and Administrative	4,665,292
Acquired in process Research and Development	389,975
Operating Loss	(9,612,863)
Net Loss attributable to common stockholders	$(14,710,900)
Net Loss per share:
Basic and Diluted	($1.32)
Weighted Average Shares
Outstanding basic and diluted	11,123,241

Total Assets	$19,371,340
Cash and cash equivalents	6,505,932
Total Liabilities	13,537,643
Total Stockholders deficit	(61,595,938)
Net cash used in operating activities	$(8,667,425)

HEALTHCARE ACQUISITION CORP. SELECTED FINANCIAL DATA

HAQ is providing the following selected financial information to assist you in your analysis of the financial aspects of the merger. The following selected financial and other operating data should be read in conjunction with “Healthcare Acquisition Corp.’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and its financial statements and the related notes to those statements included elsewhere in this proxy statement. The statement of operations data for the period from April 25, 2005 (inception) through December 31, 2005 and the balance sheet data as of December 31, 2005 have been derived from HAQ’s audited financial statements included elsewhere in this proxy statement. The statement of operations data for the period from April 25, 2005 (inception) through September 30, 2006 and for the nine months ended September 30, 2006 and the balance sheet data as of September 30, 2006 have been derived from HAQ’s unaudited financial statements included elsewhere in this proxy statement. Interim results are not necessarily indicative of results for the full fiscal year and historical results are not necessarily indicative of results to be expected in any future period.

STATEMENTS OF OPERATIONS

	For the Nine Months Ended September 30, 2006	For the Period from April 25, 2005 (inception) to December 31, 2005	For the Period from April 25, 2005 (inception) to September 30, 2006
	(unaudited)		(unaudited)
Revenues
Interest income	$37,442	$19,548	$56,990
Interest and dividend income from Trust Fund	1,318,114	566,526	1,884,640
Total revenues	1,355,556	586,074	1,941,630

Costs and expenses
Capital based taxes	89,238	115,000	204,238
Management fees	67,500	37,986	105,486
Insurance	71,788	37,500	109,288
Legal fees	66,705	9,536	76,241
Travel	68,958	27,741	96,699
General and administrative	56,882	30,516	87,398
Formation costs	-	2,500	2,500
Total expenses	421,071	260,779	681,850

Income before taxes	934,485	325,295	1,259,780
Provision for income taxes	145,000	48,000	193,000

Net income	$789,485	$277,295	$1,066,780

Basic earnings per share	$0.07	$0.04

Diluted earnings per share	$0.06	$0.03

Weighted average basic shares outstanding	11,650,000	7,869,200

Weighted average diluted shares outstanding	13,758,715	8,323,201

BALANCE SHEETS

	September 30, 2006	December 31, 2005
Assets	(unaudited)
Current assets
Cash and cash equivalents	$763,931	$1,398,181
Cash held in trust	70,283,506	68,636,069
Prepaid expense	116,168	52,500
Total current assets	$71,163,605	$70,086,750

Liabilities and stockholders' equity
Current liabilities
Accounts payable	$12,477	$6,996
Accrued expenses	82,996	98,996
State income tax payable	108,874	48,000
Capital based taxes payable	22,693	115,000
Deferred revenue	470,865	141,543
Total current liabilities	697,905	410,535

Common stock, subject to possible redemption
1,879,060 shares, at conversion value	13,578,807	13,578,807

Stockholders' equity
Preferred stock, $.0001 par value, 1,000,000 shares authorized; none
issued and outstanding	-	-
Common stock, $.0001 par value, 100,000,000 shares authorized;
11,650,000 shares issued and outstanding (which includes 1,879,060
subject to possible conversion)	1,165	1,165
Paid-in capital in excess of par	55,818,948	55,818,948
Equity accumulated during the development stage	1,066,780	277,295
Total stockholders' equity	56,886,893	56,097,408
Total liabilities and stockholders' equity	$71,163,605	$70,086,750

PRO FORMA CAPITALIZATION OF COMBINED COMPANY

The following table sets forth our unaudited total capitalization as of September 30, 2006 on an as adjusted basis to give effect to the consummation of the Merger, including the pro forma capitalization reflecting maximum and minimum stockholder approval. The following table does not reflect 3,500,000 shares of common stock reserved for the proposed new HAQ Incentive Plan.

				After Merger with
	PharmAthene, Inc. Actual (unaudited)	As Adjusted (unaudited)		Minimum Shareholder Approval		Maximum Shareholder Approval
Minority Interest - Series C convertible redeemable preferred stock of PHTN Canada, par value $0.001 per share; unlimited shares authorized	$2,507,557		$2,507,557

Series A convertible redeemable preferred stock, par value $0.001 per share; authorized 16,442,000 shares	$18,736,219		$18,736,219

Series B convertible redeemable preferred stock, par value $0.001 per share; authorized 30,448,147 shares	$31,051,618		$31,051,618

Series C convertible redeemable preferred stock, par value $0.001 per share; authorized 22,799,574 shares	$14,259,971		$14,259,971

Warrants to purchase Series C convertible redeemable preferred stock, exercisable at approx. $0.91 per share	$874,270		$874,270

Stockholder’s Equity

Preferred stock $0.0001 par value; authorized 1,000,000; none issued and outstanding		$		$		$

Common stock - $0.0001 par value; authorized 100,000,000 shares; 11,650,000 shares issued and outstanding (which includes 1,879,060 subject to possible conversion)			$1,165		$2,135		$2,367

Common stock, par value $0.0001 per share; authorized 147,089,104 shares, 12,483,472 shares issued and outstanding	$12,483		$12,483

Additional paid-in capital			55,818,947		67,440,916		67,440,916

Accumulated other comprehensive loss	389,720		389,720		389,720		389,720

Retained Earnings (Accumulated Deficit)	(61,998,141)		(60,931,361)		(11,603,626)		5,427,568

Total stockholders’ equity	$(61,595,938)		$(4,709,045)		56,229,144		73,260,571

Total capitalization	$5,833,697		$62,720,590		56,229,144		73,260,571

SUMMARY UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

HAQ is providing the following summary unaudited pro forma condensed combined financial information to assist you in your analysis of the financial aspects of the Merger. The summary unaudited pro forma condensed combined financial information has been derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial statements and the related notes thereto included elsewhere in this proxy statement and is intended to provide you with a picture of what HAQ’s business might have looked like had the Merger been completed on January 1, 2005. The condensed consolidated financial information may have been different had the Merger actually been completed. You should not rely on the selected unaudited pro forma condensed combined financial information as being indicative of the historical results that would have occurred had the Merger occurred or of the future results that may be achieved after the Merger. The pro forma adjustments are preliminary, and the summary unaudited pro forma condensed combined financial information We have included financial information taking into account the following two scenarios: (i) no stockholders of HAQ elect to convert their shares of common stock into a pro rata share of the trust account (maximum approval) and (ii) the maximum number of stockholders of shares of our outstanding common stock elect to convert their shares (minimum approval). If stockholders holding 20% or more of the shares of common stock issued in the IPO vote against the Merger Proposal and elect to convert their shares, HAQ will not complete the Merger.

	Year Ended December 31, 2005		Nine Months Ended September 30, 2006

	Maximum Approval	Minimum Approval	Maximum Approval	Minimum Approval

Consolidated Statement of Operations Data:

Total revenues	$1,098,400	$1,098,400	$188,032	$188,032

Total expenses	25,336,110	25,336,110	10,221,966	10,221,966

Operating loss	(24,237,710)	(24,237,710)	(10,033,934)	(10,033,934)

Interest income (expense), net	(33,074)	(33,074)	736,730	736,730

Net loss	(24,270,784)	(24,270,784)	(9,297,204)	(9,297,204)

Pro forma net loss per common shareholder	$(1.22)	$(1.32)	$(0.39)	$(0.44)

Weighted-average shares outstanding	19,886,400	18,320,429	23,667,200	21,348,850

Selected Balance Sheet Data as of September 30, 2006:	Maximum Approval	Minimum Approval

Cash, cash equivalents and short-term investments	75,553,369	58,521,943

Total assets	88,534,945	71,503,519

Stockholders’ equity	73,260,571	56,229,144

Total liabilities	15,274,374	15,274,374

MARKET PRICE INFORMATION AND DIVIDEND DATA FOR HAQ SECURITIES

HAQ consummated its IPO on August 3, 2005. In the IPO, HAQ sold 9,000,000 units, each consisting of one share of HAQ’s common stock and one warrant to purchase common stock and on August 16, 2005, HAQ consummated the closing of an additional 400,000 units that was subject to the underwriters over-allotment option. The units were quoted on the AMEX from the consummation of the IPO through October 6, 2005 under the symbol HAQ.U. On October 6, 2005, the common stock and warrants included in the units began trading separately and the trading in the units ceased on such date. The shares of HAQ common stock and warrants are currently quoted on the American Stock Exchange under the symbols “HAQ” and “HAQ.WT”, respectively. The closing price per share of common stock and per warrant of HAQ on January 19, 2007, the last trading day before the announcement of the execution of the Merger Agreement, were $7.46 and $1.60 (the closing price on January 19, 2007), respectively. Each warrant entitles the holder to purchase from HAQ one share of common stock at an exercise price of $6.00 commencing on the later of the consummation of a business combination (if consummated) or July 28, 2006. The HAQ warrants will expire at 5:00 p.m., New York City time, on July 27, 2009, or earlier upon redemption. Prior to August 1, 2005, there was no established public trading market for HAQ’s securities.

The following table sets forth, for the calendar quarter indicated, the quarterly high and low sales prices of HAQ’s common stock, warrants and units as reported on the American Stock Exchange.

	Common Stock			Warrants		Units
Quarter Ended	High		Low	High	Low	High	Low
2006
December 31, 2006		$7.40	$7.04	$1.35	$0.78	N/A	N/A
September 30, 2006		$8.05	$7.12	$2.00	$1.01	N/A	N/A
June 30, 2006		$8.45	$7.50	$2.40	$1.524	N/A	N/A
March 31, 2006		$9.08	$6.96	$2.52	$1.40	N/A	N/A
2005
December 31, 2005		$7.20	$6.75	$1.75	$0.985	N/A	N/A
September 30, 2005	$	N/A	N/A	N/A	N/A

On February 7, 2007 the closing prices of our common stock and warrants were $7.34 and $1.36, respectively.

Holders

As of February 5, 2007, the Record Date of the Special Meeting, there were 0 holders of record of units, 6 holders of record of the common stock and 1 holder of record of the warrants. We estimate that there are 945 beneficial owners of our common stock and __ beneficial owners of our warrants.

Dividends

HAQ has not paid any cash dividends on its common stock and does not intend to pay dividends prior to consummation of the Merger. It is the present intention of the Board of Directors to retain all earnings, if any, for use in the business operations and, accordingly, the Board does not anticipate declaring dividends in the foreseeable future.

RISK FACTORS

You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or instruct your vote to be cast to adopt the Merger Proposal. As HAQ’s operations will be those of PharmAthene upon consummation of the Merger, a number of the following risk factors relate to the business and operations of PharmAthene and HAQ, as the successor to such business.

Risks Related to the Business of PharmAthene

It is expected that PharmAthene will incur net losses and negative cash flow for the foreseeable future and we cannot guarantee that we will achieve profitability.

PharmAthene has incurred significant losses since it commenced operations. For the year ended December 31, 2005, PharmAthene incurred an operating loss of approximately $23.4 million. The pro forma combined accumulated deficit of the combined company is approximately $60.9 million at September 30, 2006. PharmAthene’s losses to date have resulted principally from research and development costs related to the development of its product candidates and general and administrative costs related to its operations.

It is expected that the combined company will incur substantial losses for the foreseeable future as a result of increases in its research and development costs, including costs associated with conducting preclinical testing, clinical trials and regulatory compliance activities.

The combined company’s likelihood for achieving profitability will depend on numerous factors, including success in:

•  developing and testing new product candidates;

•  carrying out the combined company’s intellectual property strategy;

•  establishing the combined company’s competitive position;

•  pursuing third-party collaborations;

•  acquiring or in-licensing products;

•  receiving regulatory approvals;

•  manufacturing and marketing products; and

•  continuing to receive government funding and identifying new government funding opportunities.

Many of these factors will depend on circumstances beyond the combined company’s control. We cannot guarantee that we will achieve sufficient revenues for profitability. Even if we do achieve profitability, we cannot guarantee that we can sustain or increase profitability on a quarterly or annual basis in the future. If revenues grow slower than we anticipate, or if operating expenses exceed our expectations or cannot be adjusted accordingly, then our business, results of operations, financial condition and cash flows will be materially and adversely affected. Because our strategy might include acquisitions of other businesses, acquisition expenses and any cash used to make these acquisitions will reduce our available cash.

PharmAthene is in various stages of product development and there can be no assurance of successful commercialization.

In general, PharmAthene’s research and development programs are at an early stage of development. To obtain FDA approval for PharmAthene’s biological warfare defense products under the current FDA regulation, we will be required to perform two animal models and provide animal and human safety data. PharmAthene’s other products will be subject to the relevant approval guidelines under FDA regulatory requirements which include a number of phases of testing in humans.

PharmAthene has not commercialized any products or recognized any revenue from product sales. Valortim™, PharmAthene’s anthrax treatment, is currently in late preclinical and early clinical stages of development. PharmAthene expects that it must conduct significant additional research and development activities before it will be able to receive final regulatory approval to commercialize Valortim™. In addition, Protexia, Pharmathene’s nerve agent countermeasure, is in the pre-clinical stage of development and must also undergo clinical trials and receive regulatory approval before it can be commercialized.

Other than the Valortim™ product candidate, the research and development program for PharmAthene is at an early stage of development. Other drug candidates developed by the combined company will require significant additional research and development efforts, including extensive pre-clinical and clinical testing and regulatory approval, prior to commercial sale. HAQ cannot be sure the approach of PharmAthene to drug discovery will be effective or will result in the development of any drug. HAQ does not expect that any drugs resulting from the research and development efforts of PharmAthene will be commercially available for many years, if at all.

Even if PharmAthene receives initially positive pre-clinical or clinical results, such results do not indicate that similar results will be obtained in the later stages of drug development, such as additional pre-clinical testing or human clinical trials.

All of PharmAthene’s potential product candidates will be prone to the risks of failure inherent in pharmaceutical product development, including the possibility that none of its product candidates will or can:

•  be safe, non-toxic and effective and otherwise meet applicable regulatory standards;

•  develop into commercially viable drugs;

•  be manufactured or produced economically and on a large scale;

•  be successfully marketed; and

•  achieve customer acceptance.

Even if PharmAthene succeeds in developing and commercializing its product candidates, it may never generate sufficient or sustainable revenue to enable it to be profitable.

Furthermore, even if the product candidates of PharmAthene are successful when tested in animals, such success would not be a guarantee of the effectiveness and safety of such product candidates in humans. PharmAthene’s first product, its Dominate Negative Inhibitor (“DNI”), was demonstrated to be effective in animal testing, but was determined to be unsafe for humans following clinical trials in human subjects. The DNI program was subsequently terminated. There can be no assurances that one or more of PharmAthene’s future product candidates would not similarly fail to meet safety standards in human testing, even if those product candidates were found to be effective in animal studies. Nor can there be any assurances that any such product candidates will prove to be effective in humans.

Most of PharmAthene’s immediately foreseeable future revenues are contingent upon grants and contracts from the U.S. government and collaborative and license agreements and PharmAthene may not achieve sufficient revenues from these agreements to attain profitability.

Until and unless PharmAthene successfully markets a product, its ability to generate revenues will largely depend on its ability to enter into additional collaborative agreements, strategic alliances, research grants, contracts and license agreements with third parties, including, without limitation, the U.S. government and branches and agencies thereof, and maintain the agreements it currently has in place. Substantially all of the revenue of PharmAthene for the years ended December 31, 2005, 2004 and 2003, respectively, were derived from revenues related to grants, contracts and license agreements.

In addition, PharmAthene’s business plan calls for significant payments from milestone based collaborative agreements. PharmAthene may not earn significant milestone payments under its existing collaborative agreements until its collaborators have advanced products into clinical testing, which may not occur for many years, if at all.

PharmAthene has a material agreement with Medarex, Inc., to develop Valortim™, its fully human monoclonal antibody product designed to protect against and treat inhalation anthrax. Under the agreement with Medarex, PharmAthene will be entitled to a variable percentage of profits derived from sales of Valortim™, depending on the amount of its investment. In addition, PharmAthene has entered into licensing and research and development agreements with a number of other parties and collaborators.

PharmAthene may need additional capital in the future. If additional capital is not available or not available on acceptable terms, PharmAthene may be forced to delay or curtail the development of its product candidates.

PharmAthene’s requirements for additional capital may be substantial and will depend on many other factors, including:

•  continued funding by the Department of Defense and other branches and agencies of the U.S. Government;

•  payments received under present or future collaborative partner agreements;

•  continued progress of research and development of PharmAthene’s products;

•  PharmAthene’s ability to license compounds or products from others;

•  costs associated with protecting PharmAthene’s intellectual property rights;

•  development of marketing and sales capabilities; and

•  market acceptance of PharmAthene’s products.

To the extent PharmAthene’s capital resources are insufficient to meet future capital requirements, it will have to raise additional funds to continue the development of its product candidates. We cannot assure you that funds will be available on favorable terms, if at all. To the extent PharmAthene raises additional capital through the sale of securities, the issuance of those securities could result in dilution which may be substantial to the PharmAthene’s stockholders. In addition, if PharmAthene incurs debt financing, a substantial portion of its operating cash flow may be dedicated to the payment of principal and interest on such indebtedness, thus limiting funds available for PharmAthene’s business activities. If adequate funds are not available, PharmAthene may be required to curtail significantly its development and commercialization activities.

Biodefense treatment and drug development is an expensive and uncertain process, and delay or failure can occur at any stage of the combined company’s development process.

To develop biodefense treatment and drug candidates, PharmAthene must provide the FDA and foreign regulatory authorities with clinical data that demonstrates adequate safety and immune response. Because humans are not normally exposed to anthrax, nerve agents, smallpox or to other lethal biotoxins or chemical agents, statistically significant effectiveness of PharmAthene’s biodefense product candidates cannot be demonstrated in humans, but instead must be demonstrated, in part, by utilizing animal models before they can be approved for commercial sale. In addition, because the effectiveness of PharmAthene’s’s biodefense product candidates cannot be demonstrated in humans, PharmAthene will not know the long term adverse reactions to its products. Additionally, few facilities in the U.S. have the capability of testing animals with anthrax or nerve agent exposure. PharmAthene may not be able to secure clinical contracts to conduct the testing in a predictable timeframe or at all.

Even if PharmAthene completes the development of its products, if the U.S. government does not purchase sufficient quantities of its nerve agent countermeasure and anthrax treatment products, PharmAthene may be unable to generate sufficient revenues to continue operations.

Changes in government budgets and agendas may result in a decreased and de-prioritized emphasis on procuring the biodefense products PharmAthene will develop. Government contracts typically contain provisions that permit cancellation in the event that funds are unavailable to the governmental agency. Furthermore, PharmAthene cannot be certain of the timing of any purchases. Additionally, substantial delays or cancellations of purchases could result from protests or challenges from third parties. If the U.S. government fails to purchase PharmAthene’s products, it may be unable to generate sufficient revenues to continue operations. Similarly, if PharmAthene develops products that are approved by the FDA, but the U.S. government does not place sufficient orders for these products, PharmAthene’s future business will be harmed.

PharmAthene may fail to obtain contracts to supply the strategic national stockpiles of anthrax treatments to the U.S. government.

The U.S. government has undertaken commitments to help secure improved countermeasures against bioterrorism, including the stockpiling of treatments and vaccines for anthrax through a program known as the Strategic National Stockpile. However, the process of obtaining government contracts is lengthy and uncertain and PharmAthene will have to compete for each contract. PharmAthene cannot be certain that it will be awarded any contracts to supply a government stockpile of anthrax treatment. It is possible that future awards to provide the U.S. government with emergency stockpiles of anthrax treatments will be granted solely to other suppliers. If the U.S. government makes significant future contract awards for the supply of its emergency stockpile to PharmAthene’s competitors, PharmAthene’s business will be harmed and it is unlikely that PharmAthene will ultimately be able to commercialize that particular treatment or product.

U.S. government agencies have special contracting requirements, which create additional risks.

PharmAthene anticipates that its primary sales will be to the U.S. government. U.S. government contracts typically contain unfavorable termination provisions and are subject to audit and modification by the government at its sole discretion, which will subject PharmAthene to additional risks. These risks include the ability of the U.S. government to unilaterally:

•  suspend or prevent PharmAthene for a set period of time from receiving new contracts or extending existing contracts based on violations or suspected violations of laws or regulations;

•  terminate PharmAthene’s contracts;

•  reduce the scope and value of PharmAthene’s contracts;

•  audit and object to PharmAthene’s contract-related costs and fees, including allocated indirect costs;

•  control and potentially prohibit the export of PharmAthene’s products; and

•  change certain terms and conditions in PharmAthene’s contracts.

The U.S. government will be able to terminate any of its contracts with PharmAthene either for its convenience or if PharmAthene defaults by failing to perform in accordance with the contract schedule and terms. Termination for convenience provisions would generally enable PharmAthene to recover only PharmAthene’s costs incurred or committed, and settlement expenses and profit on the work completed prior to termination. Termination for default provisions do not permit these recoveries and would make PharmAthene liable for excess costs incurred by the U.S. government in procuring undelivered items from another source.

Delays in successfully completing PharmAthene’s clinical trials could jeopardize its ability to obtain regulatory approval or market its product candidates on a timely basis.

PharmAthene will not be able to successfully commercialize its products without first demonstrating adequate evidence of effectiveness in animal models, and in certain cases, demonstrating safety and immune response in humans through clinical trials. Any delay or adverse clinical events arising during any of its clinical trials could force PharmAthene to abandon a product altogether or to conduct additional clinical trials in order to obtain approval from the FDA or other regulatory bodies. These clinical trials are lengthy and expensive, and the outcome is uncertain.

Completion of PharmAthene’s clinical trials, announcement of results of the trials and PharmAthene’s ability to obtain regulatory approvals could be delayed for a variety of reasons, including:

•  slower-than-anticipated enrollment of volunteers in the trials;

•  lower-than-anticipated recruitment or retention rate of volunteers in the trials;

•  adverse events related to the products;

•  unsatisfactory results of any clinical trial;

•  mistakes or delays on the part of third-party investigators that perform PharmAthene’s clinical trials; or

•  different interpretations of PharmAthene’s preclinical and clinical data, which could initially lead to inconclusive results.

PharmAthene’s development costs will substantially increase if it has material delays in any clinical trial or if it needs to perform more or larger clinical trials than planned. If the delays are significant, or if any of PharmAthene’s products do not prove to be safe or effective or do not receive required regulatory approvals, PharmAthene’s financial results and the commercial prospects for its product candidates will be harmed. Furthermore, PharmAthene’s inability to complete its clinical trials in a timely manner could jeopardize its ability to obtain regulatory approval.

PharmAthene may fail to fully realize the potential of Valortim™ and of its co-development arrangement with its partner in the development of Valortim™.

PharmAthene and its development partner have completed the first Phase I clinical trial for Valortim without any reported adverse reactions. However, before it may begin selling any doses of Valortim, it will need to conduct a more comprehensive Phase I trial to a significantly larger group of subjects. PharmAthene will be required to expend a significant amount to scale up manufacturing capability through a contract manufacturer in order to conduct the more extensive Phase I clinical trial. PharmAthene does not expect to commence this trial until 2008. If PharmAthene’s contract manufacturer is unable to produce sufficient quantities at a reasonable cost, then PharmAthene will be unable to commence the necessary clinical trials necessary to begin marketing Valortim. Even after PharmAthene expends the sufficient funds to complete the development of Valortim and when and if it enters into an agreement to market Valortim to the U.S, government, it will be required to share any and all profits from the sale of products with its partner in accordance with a pre-determined formula.

If PharmAthene cannot enter into new licensing arrangements, its ability to develop a diverse product portfolio could be limited.

A component of PharmAthene’s business strategy will be in-licensing compounds and products developed by other pharmaceutical and biotechnology companies or academic research laboratories that may be marketed and developed or improved upon using PharmAthene’s novel technologies. Competition for promising compounds or products can be intense. If PharmAthene is not able to identify new licensing opportunities or enter into other licensing arrangements on acceptable terms, it may be unable to develop a diverse portfolio of products.

PharmAthene will face competition from several companies with greater financial, personnel and research and development resources.

The biopharmaceutical industry is characterized by rapid and significant technological change. PharmAthene’s success will depend on its ability to develop and apply its technologies in the design and development of its product candidates and to establish and maintain a market for its product candidates. There also are many companies, both public and private, including major pharmaceutical and chemical companies, specialized biotechnology firms, universities and other research institutions engaged in developing pharmaceutical and biotechnology products. Many of these companies have substantially greater financial, technical, research and development, and human resources than those of PharmAthene. Competitors may develop products or other technologies that are more effective than any that are being developed by PharmAthene or may obtain FDA approval for products more rapidly. If PharmAthene commences commercial sales of products, it still must compete in the manufacturing and marketing of such products, areas in which it has limited experience. Many of these companies also have manufacturing facilities and established marketing capabilities that would enable such companies to market competing products through existing channels of distribution. PharmAthene’s commercial opportunities will be reduced or eliminated if its competitors develop and market products for any of the harmful effects that it targets that:

•  are more effective;

•  have fewer or less severe adverse side effects;

•  are more adaptable to various modes of dosing;

•  are easier to administer; or

•  are less expensive than the products or product candidates PharmAthene will be developing.

Even if PharmAthene is successful in developing effective products, and obtains FDA and other regulatory approvals necessary for commercializing them, its products may not compete effectively with other successful products. PharmAthene’s competitors may succeed in developing and marketing products either that are more effective than those that it may develop, alone or with its collaborators, making its products obsolete, or that are marketed before any products that PharmAthene develops are marketed.

Companies that are developing products that would compete with PharmAthene’s products include: VaxGen, Inc., which is developing vaccines against anthrax and smallpox; Avant Immunotherapeutics, Inc., which has vaccine programs for agents of biological warfare, including plague and anthrax; Human Genome Sciences, Inc., Elusys Therapeutics, Inc. and AVANIR Pharmaceuticals, Inc., all of which are developing monoclonal antibodies as anthrax treatments. Other competitors of PharmAthene include: Emergent Biosolutions Inc., Merck & Co., Inc., Bio Sante Pharmaceuticals, Inc., Dynport Vaccine Company, LLC (“DVC”) and Ligocyte Pharmaceuticals, Inc.

Political or social factors may delay or impair PharmAthene’s ability to market its products.

Products developed to treat diseases caused by, or to combat the threat of, bioterrorism will be subject to changing political and social environments. The political and social responses to bioterrorism have been unpredictable. Political or social pressures may delay or cause resistance to bringing PharmAthene’s products to market or limit pricing of its products, which would harm PharmAthene’s business.

The U.S. government’s determination to award any contracts to PharmAthene may be challenged by an interested party, such as another bidder, at the General Accounting Office or in federal court.

The laws and regulations governing the procurement of goods and services by the U.S. government provide procedures by which other bidders and other interested parties may challenge the award of a government contract. In the event that PharmAthene is awarded a government contract, such protests could be filed even if there are not any valid legal grounds on which to base the protest. If any such protests are filed, the government agency may decide to suspend PharmAthene’s performance under the contract while such protests are being considered by the General Accounting Office or the applicable federal court, thus potentially delaying delivery of goods and services and payment. In addition, PharmAthene could be forced to expend considerable funds to defend any potential award. If a protest is successful, the government may be ordered to terminate PharmAthene’s contract at its convenience and reselect bids. The government could even be directed to award a potential contract to one of the other bidders.

Failure to hire and retain key management employees could adversely affect PharmAthene’s ability to obtain financing, develop its products, conduct clinical trials or execute its business strategy.

PharmAthene will be highly dependent on its senior management and scientific staff. These individuals have played a critical role in raising capital, negotiating business development opportunities, developing the product candidates, conducting clinical trials and manufacturing product candidates for PharmAthene. PharmAthene will face intense competition for qualified personnel, and the existence of non-competition agreements between prospective employees and their former employers may prevent PharmAthene from hiring those individuals or subject it to suit from their former employers. PharmAthene likely will not maintain non-compete agreements with any of its employees. If PharmAthene loses the services of any key members of its senior management or scientific staff, temporarily or permanently, and it is unable to recruit qualified replacements where it deems it necessary, PharmAthene may be unable to achieve its business objectives.

PharmAthene may have difficulty managing its growth.

PharmAthene expects to experience growth in the number of its employees and the scope of its operations. This future growth could place a significant strain on PharmAthene’s management and operations. Its ability to manage this growth will depend upon its ability to broaden its management team and its ability to attract, hire and retain skilled employees. PharmAthene’s success will also depend on the ability of its officers and key employees to continue to implement and improve its operational and other systems and to hire, train and manage its employees.

Legal and Regulatory Risks of Development Stage Biotechnology Companies

PharmAthene’s patents and proprietary technology may be subject to challenges by others.

The patent position of biotechnology firms generally is highly uncertain and involves complex legal and factual questions. To date, no consistent policy has emerged regarding the breadth of claims allowed in biotechnology patents. Accordingly, there can be no assurance that patent applications owned or licensed by PharmAthene will result in patents being issued or that, if issued, the patents will afford protection against competitors with similar technology.

PharmAthene is aware of one U.S. patent covering recombinant production of an antibody, which, it has been argued, covers any reproduction of an antibody, as well as another U.S. patent application with claims over pegylated butyrylcholinesterase. Although PharmAthene believes that neither Valortim, which is a monoclonal antibody and uses recombinant reproduction of antibodies, nor Protexia, which uses pegylated butyrylcholinesterase technology, infringes on any valid claims of such patents, PharmAthene cannot provide any assurances that if a legal action based on either of these two patents is brought against PharmAthene or its distributors, licensees or collaborators, such action or actions would be resolved in PharmAthene’s favor. If such a dispute were resolved against PharmAthene, in addition to potential damages, the clinical testing, manufacturing or sale of Valortim and Protexia, as applicable, could be enjoined unless, in each case, as applicable a license is obtained. There can be no assurances that if a license is required, any such license would be made available on terms acceptable to PharmAthene.

Any inability to protect PharmAthene’s intellectual property could harm its competitive position and adversely affect its business.

PharmAthene’s success will depend, in part, on its ability to obtain patents and maintain adequate protection of other intellectual property for its technologies and products in the U.S. and other countries. If PharmAthene does not adequately protect its intellectual property, competitors may be able to use its technologies and erode or negate its competitive advantages. Further, the laws of some foreign countries will not protect PharmAthene’s proprietary rights to the same extent as the laws of the U.S., and PharmAthene may encounter significant problems in protecting its proprietary rights in these foreign countries.

The patent positions of pharmaceutical and biotechnology companies, including PharmAthene’s patent positions, involve complex legal and factual questions and, therefore, validity and enforceability cannot be predicted with certainty. Patents may be challenged, deemed unenforceable, invalidated or circumvented. PharmAthene will be able to protect its proprietary rights from unauthorized use by third parties only to the extent that it covers its proprietary technologies with valid and enforceable patents or that it effectively maintains such proprietary technologies as trade secrets. PharmAthene will apply for patents covering its technologies and product candidates as it deems appropriate. PharmAthene may fail to apply for patents on important technologies or products in a timely fashion, or at all, and in any event, the applications PharmAthene files may be challenged and may not result in issued patents. Any future patents PharmAthene obtains may not be sufficiently broad to prevent others from practicing its technologies or from developing competing products. Furthermore, others may independently develop similar or alternative technologies or design around PharmAthene’s patented technologies. In addition, if challenged, PharmAthene’s patents may be declared invalid. Even if valid, PharmAthene’s patents may fail to provide it with any competitive advantages.

PharmAthene will rely upon trade secrets protection for its confidential and proprietary information. PharmAthene has taken measures to protect their proprietary information; however, these measures may not provide adequate protection to PharmAthene. The companies have sought to protect their proprietary information by entering into confidentiality agreements with employees, collaborators and consultants. Nevertheless, employees, collaborators or consultants may still disclose the companies’ proprietary information, and PharmAthene may not be able to meaningfully protect its trade secrets. In addition, others may independently develop substantially equivalent proprietary information or techniques or otherwise gain access to PharmAthene’s trade secrets.

If the technologies of PharmAthene or of its collaborators are alleged or found to infringe the patents or proprietary rights of others, PharmAthene may be sued or have to license those rights from others on unfavorable terms.

The commercial success of PharmAthene will depend significantly on its ability to operate without infringing the patents and proprietary rights of third parties. The technologies of PharmAthene, along with the technologies of its licensors and collaborators, may infringe the patents or proprietary rights of others. If there is an adverse outcome in litigation or an interference to determine priority or other proceeding in a court or patent office, then PharmAthene, or its collaborators and licensors, could be subjected to significant liabilities, required to license disputed rights from or to other parties and/or required to cease using a technology necessary to carry out research, development and commercialization. PharmAthene is aware of one U.S. patent covering recombinant production of an antibody, which, it has been argued, covers any reproduction of an antibody, as well as another U.S. patent application with claims over pegylated butyrylcholinesterase. PharmAthene believes that neither Valortim, which is a monoclonal antibody and uses recombinant reproduction of antibodies, nor Protexia, which uses pegylated butyrylcholinesterase technology, infringes on any valid claims of such patents. PharmAthene is not aware of any other potential infringement claims against it.

The costs to establish the validity of patents, to defend against patent infringement claims of others and to assert infringement claims against others can be expensive and time consuming, even if the outcome is favorable. An outcome of any patent prosecution or litigation that is unfavorable to PharmAthene or one of their licensors or collaborators may have a material adverse effect on PharmAthene. PharmAthene could incur substantial costs if it is required to defend itself in patent suits brought by third parties, if it participates in patent suits brought against or initiated by their licensors or collaborators or if it initiates such suits. PharmAthene may not have sufficient funds or resources in the event of litigation. Additionally, PharmAthene may not prevail in any such action.

Any conflicts resulting from third-party patent applications and patents could significantly reduce the coverage of the patents owned, optioned by or licensed to PharmAthene or its collaborators and limit the ability of PharmAthene or that of its collaborators to obtain meaningful patent protection. If patents are issued to third parties that contain competitive or conflicting claims, PharmAthene, its licensors or collaborators may be legally prohibited from researching, developing or commercializing potential products or be required to obtain licenses to these patents or to develop or obtain alternative technology. PharmAthene, its licensors and/or its collaborators may be legally prohibited from using patented technology, may not be able to obtain any license to the patents and technologies of third parties on acceptable terms, if at all, or may not be able to obtain or develop alternative technologies.

PharmAthene’s use of hazardous materials and chemicals require it to comply with regulatory requirements and expose it to potential liabilities.

PharmAthene’s research and development involves the controlled use of hazardous materials and chemicals. PharmAthene will be subject to federal, state, local and foreign laws governing the use, manufacture, storage, handling and disposal of such materials. PharmAthene will not be able to eliminate the risk of accidental contamination or injury from these materials. In the event of such an accident, PharmAthene could be held liable for significant damages or fines, and these damages could exceed its resources and any applicable insurance coverage. In addition, PharmAthene may be required to incur significant costs to comply with regulatory requirements in the future.

PharmAthene may become subject to product liability claims, which could reduce demand for its product candidates or result in damages that exceed its insurance coverage.

PharmAthene will face an inherent risk of exposure to product liability suits in connection with its products being tested in human clinical trials or sold commercially. PharmAthene may become subject to a product liability suit if any product it develops causes injury, or if treated individuals subsequently become infected or otherwise suffer adverse effects from its products. Regardless of merit or eventual outcome, product liability claims may result in decreased demand for a product, injury to PharmAthene’s reputation, withdrawal of clinical trial volunteers and loss of revenues.

If a product liability claim is brought against PharmAthene, the cost of defending the claim could be significant and any adverse determination may result in liabilities in excess of its insurance coverage. Additionally, PharmAthene will be applying for indemnification under the Support Anti-terrorism by Fostering Effective Technologies Act of 2002 which preempts and modifies tort laws so as to limit the claims and damages potentially faced by companies who provide certain “qualified” anti-terrorism products. However, PharmAthene cannot to be certain that it will be able to obtain or maintain adequate insurance coverage on acceptable terms, if at all.

Legislation limiting or restricting liability for medical products used to fight bioterrorism is new, and PharmAthene cannot be certain that any such protection will apply to its products.

The Public Readiness and Emergency Preparedness Act (“Public Readiness Act”) was signed into law in December 2005 and creates general immunity for manufacturers of countermeasures, including security countermeasures (as defined in Section 319F-2(c)(1)(B)), when the Secretary of Defense issues a declaration for their manufacture, administration or use. The declaration is meant to provide general immunity from all claims under state or federal law for loss arising out of the administration or use of a covered countermeasure. Manufacturers are excluded from this protection in cases of willful misconduct.

Upon a declaration by the Secretary of Health and Human Services, a compensation fund is created to provide “timely, uniform, and adequate compensation to eligible individuals for covered injuries directly caused by the administration or use of a covered countermeasure.” The “covered injuries” to which the program applies are defined as serious physical injuries or death. Individuals are permitted to bring a willful misconduct action against a manufacturer only after they have exhausted their remedies under the compensation program. A willful misconduct action could be brought against us if an individual(s) has exhausted their remedies under the compensation program which thereby could expose us to liability. PharmAthene may become subject to standard product liability suits and other third party claims if products it develops which fall outside of the Public Readiness Act cause injury or if treated individuals subsequently become infected or otherwise suffer adverse effects from such products.

PharmAthene may be subject to claims that it or its employees wrongfully used or disclosed alleged trade secrets of the employees’ former employers.

As is commonplace in the biotechnology industry, PharmAthene employs individuals who were previously employed at other biotechnology or pharmaceutical companies, including their competitors or potential competitors. Although no claims against PharmAthene are currently pending, PharmAthene may be subject to claims that these employees or it have inadvertently or otherwise used or disclosed trade secrets or other proprietary information of their former employers. Litigation may be necessary to defend against these claims. Even if PharmAthene is successful in defending against these claims, litigation could result in substantial costs and be a distraction to management.

If PharmAthene experiences delays in obtaining regulatory approvals, or is unable to obtain or maintain regulatory approvals, it may be unable to commercialize any products.

PharmAthene will need to conduct a substantial amount of additional research and development before any U.S. or foreign regulatory authority will approve any of its products. In addition, PharmAthene’s product candidates will be subject to extensive and rigorous domestic government regulation. Results of PharmAthene’s research and development activities may indicate that its potential products are unsafe or ineffective. In this case, regulatory authorities will not approve them. Even if approved, PharmAthene’s products may not be commercially successful. If PharmAthene fails to develop and commercialize its products, it may be forced to curtail or cease operations.

In addition, the commencement and rate of completion of clinical trials for PharmAthene’s products may be delayed by many factors, including:

•  lack of efficacy during the clinical trials in animals;

•  unsatisfactory results of any clinical trial;

•  unforeseen safety issues;

•  slower than expected rate of patient recruitment; or

•  government or regulatory delays.

•  Delays in obtaining regulatory approvals may:

•  adversely affect the commercialization of any products that PharmAthene or its collaborative partners develop;

•  impose costly procedures on PharmAthene or its collaborative partners;

•  diminish any competitive advantages that PharmAthene or its collaborative partners may attain; and

•  adversely affect PharmAthene’s receipt of revenues or royalties.

The results from preclinical testing and early clinical trials are often not predictive of results obtained in later clinical trials. Although a new product may show promising results in initial clinical trials, it may subsequently prove unfeasible or impossible to generate sufficient safety and efficacy data to obtain necessary regulatory approvals. Data obtained from preclinical and clinical studies are susceptible to varying interpretations, which may delay, limit or prevent regulatory approval. In addition, PharmAthene may encounter regulatory delays or rejections as a result of many factors, including results that do not support its claims, perceived defects in the design of clinical trials and changes in regulatory policy during the period of product development. PharmAthene’s business, financial condition, prospects and results of operations may be materially adversely affected by any delays in, or termination of, its clinical trials or a determination by the FDA that the results of PharmAthene’s trials are inadequate to justify regulatory approval.

Any required approvals, once obtained, may be withdrawn. Further, if the companies fail to comply with applicable FDA and other regulatory requirements at any stage during the regulatory process, it may encounter difficulties including:

•  delays in clinical trials or commercialization;

•  product recalls or seizures;

•  suspension of production and/or distribution;

•  withdrawals of previously approved marketing applications; and

•  fines, civil penalties and criminal prosecutions.

PharmAthene’s collaborative partners may not be able to conduct clinical testing or obtain necessary approvals from the FDA or other regulatory authorities for any product candidates. If PharmAthene fails to obtain required governmental approvals, it or its collaborative partners will experience delays in, or be precluded from, marketing products developed through it or, as applicable, their research.

PharmAthene and its contract manufacturers will also be required to comply with the applicable FDA good manufacturing practice regulations. Good manufacturing practice regulations include requirements relating to quality control and quality assurance as well as the corresponding maintenance of records and documentation. Manufacturing facilities are subject to inspection by the FDA. These facilities must be approved before PharmAthene will be able to use them in commercial manufacturing of their products. PharmAthene and its contract manufacturers may not be able to comply with the applicable good manufacturing practice requirements and other FDA regulatory requirements. If PharmAthene and its contract manufacturers fail to comply, they could be subject to fines or other sanctions, or be precluded from marketing their products.

PharmAthene may be required to perform additional clinical trials or change the labeling of its products if it or others identify side effects after its products are on the market, which could harm sales of the affected products.

If PharmAthene or others identify side effects after any of its products are on the market, or if manufacturing problems occur:

•  regulatory approval may be withdrawn;

•  reformulation of the affected products, additional clinical trials, or changes in labeling of PharmAthene’s products may be required;

•  changes to or re-approvals of PharmAthene’s manufacturing facilities may be required;

•  sales of the affected products may drop significantly;

•  PharmAthene’s reputation in the marketplace may suffer; and

•  lawsuits, including class action suits, may be brought against PharmAthene.

Any of the above occurrences could harm or prevent sales of the affected products or could increase the costs and expenses of commercializing and marketing these products.

Risks Particular to the Merger

HAQ stockholders will experience immediate dilution as a consequence of the issuance of shares of HAQ common stock as consideration in the Merger. Having a minority share position may reduce the influence that HAQ’s current stockholders have on the management of the combined company.

Following the consummation of the Merger, the influence of HAQ’s current stockholders, in their capacity as stockholders of the combined company, will be significantly limited. HAQ’s current stockholders will hold, in the aggregate, at most 48% of the issued and outstanding shares of the combined company.

Moreover, following the Merger, funds affiliated with MPM Capital, L.P., HealthCare Ventures VII, L.P. and Bear Stearns Health Innoventures Management LLC will beneficially own approximately ___%, ___% and ___%, respectively, (___% in the aggregate) of the outstanding voting shares of the combined company and, therefore, will have the ability to exercise substantial influence over the election of directors and other issues submitted to the stockholders of the combined company. Funds affiliated with MPM Capital, L.P., HealthCare Ventures VII, L.P. and Bear Stearns Health Innoventures Management LLC will beneficially own approximately ___%, ___% and ___%, respectively, (___% in the aggregate) of the outstanding  HAQ 8% convertible notes pursuant to the Merger Agreement. The parties have agreed that the noteholders shall have the right to elect three designees to serve on the Board of Directors of the combined company so long as they continue to hold, in the aggregate, at least 30% of the original face amount of such notes. The concentration of ownership, as well as the Board designee provision of the Merger Agreement, may have the effect of delaying or preventing a change in control of the combined company even if such a change in control would be in your interest.

HAQ’s dividend policy may reduce the value of your investment.

Following the Merger, HAQ does not intend that it will in the foreseeable future declare or pay any cash dividend on its shares and anticipates that earnings, if any, will be used to finance the development and expansion of its business. Any payment of future dividends and the amounts thereof will be dependent upon earnings, financial requirements and other factors deemed relevant by its Board of Directors, including its contractual obligations, if any.

HAQ may waive one or more conditions to the Merger without resoliciting stockholder approval for the Merger.

One or more conditions to HAQ’s obligation to complete the Merger may be waived in whole or in part to the extent legally allowable either unilaterally or by agreement of PharmAthene and HAQ. Depending upon the condition, the Board of Directors of HAQ, will evaluate the materiality of any such waiver to determine whether amendment to this proxy statement and re-solicitation of proxies as necessary. In the event that the Board of Directors of HAQ determines any such waivers are not significant enough to require re-solicitation of stockholders, it would have the discretion to complete the Merger without seeking further stockholder approval.

There was no independent valuation of PharmAthene undertaken in connection with the Merger.

HAQ has not obtained an independent opinion regarding the valuation of PharmAthene. Current HAQ stockholders and prospective investors must rely on their own business and investment background, and their own investigation of PharmAthene, and the proposed business of the combined company in determining whether to vote in favor of the Merger Proposal or invest in HAQ. Although we have knowledge of PharmAthene’s business and the industry, it is possible the proposed valuation of PharmAthene’s business is lower than HAQ could realize upon a sale of the combined company or its assets. No assurances can be given that you will receive the value of your investment upon disposition thereof.

HAQ’s stock price is, and is expected to remain, volatile, which could limit investors’ ability to sell stock at a profit.

The volatile price of our stock makes it difficult for investors to predict the value of their investment, to sell shares at a profit at any given time, or to plan purchases and sales in advance. A variety of factors may affect the market price of our common stock. These include, but are not limited to:

•  publicity regarding actual or potential clinical results relating to products under development by our competitors or us;

•  delay or failure in initiating, completing or analyzing pre-clinical or clinical trials or the unsatisfactory design or results of these trials;

•  achievement or rejection of regulatory approvals by our competitors or us;

•  announcements of technological innovations or new commercial products by our competitors or us;

•  developments concerning proprietary rights, including patents;

•  developments concerning our collaborations;

•  regulatory developments in the U.S. and foreign countries;

•  economic or other crises and other external factors;

•  period-to-period fluctuations in our revenues and other results of operations;

•  changes in financial estimates by securities analysts; and

•  sales and short selling activity of our common stock.

Additionally, because there is not a high volume of trading in our stock, any information about PharmAthene in the media may result in significant volatility in our stock price.

We will not be able to control many of these factors, and we believe that period-to-period comparisons of our financial results will not necessarily be indicative of our future performance.

In addition, the stock market in general, and the market for biopharmaceutical and biotechnology companies in particular, has experienced extreme price and volume fluctuations that may have been unrelated or disproportionate to the operating performance of individual companies. These broad market and industry factors may seriously harm the market price of our common stock, regardless of our operating performance.

Risks Relating to HAQ’s Business

Our outstanding warrants may have an adverse effect on the market price of common stock and make it more difficult to effect the Merger.

In connection with the IPO, we issued warrants to purchase 9,400,000 shares of common stock. The sale, or even the possibility of sale, of the shares underlying the warrants could have an adverse effect on the market price for our securities or on our ability to obtain future public financing. If and to the extent these warrants are exercised, you may experience dilution to your holdings.

If our existing stockholders exercise their registration rights, it may have an adverse effect on the market price of our common stock.

Our initial stockholders are entitled to require us to register the resale of their shares of common stock at any time after the date on which their shares are released from escrow, which, except in limited circumstances, will not be before July 29, 2008. If our existing stockholders exercise their registration rights with respect to all of their shares of common stock, then there will be an additional 2,250,000 shares of common stock eligible for trading in the public market. The presence of this additional number of shares of common stock eligible for trading in the public market may have an adverse effect on the market price of our common stock.

The American Stock Exchange may delist our securities from trading which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our common stock and warrants are listed on the AMEX, a national securities exchange. We cannot assure you that our securities will continue to be listed on the AMEX in the future prior to a business combination. If the AMEX delists our securities from trading on its exchange and we are not able to list our securities on another exchange or to have them quoted on Nasdaq, our securities could be quoted on the OTC Bulletin Board, or “pink sheets”. As a result, we could face significant material adverse consequences including:

•  a limited availability of market quotations for our securities;

•  a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules and possibly resulting in a reduced level of trading activity in the secondary trading market for our securities;

•  a limited amount of news and analyst coverage for our company; and

•  a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities”. Since we are listed on the AMEX, our securities are covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies generally, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states.

Failure to consummate the Merger could negatively impact the market price of HAQ’s common stock, resulting, ultimately, in the disbursement of the trust proceeds, causing investors to experience a loss on their investment.

If the Merger is not completed for any reason, HAQ may be subject to a number of material risks, including:

•	the market price of HAQ’s common stock may decline to the extent that the current market price of its common stock reflects a market assumption that the Merger will be consummated;

•	certain costs related to the Merger, such as legal and accounting fees, must be paid even if the Merger is not completed; and

•	charges will be made against earnings for transaction-related expenses, which could be higher than expected.

Such decreased market price and added costs and charges of the failed merger may result, ultimately, in the disbursement of the trust proceeds, causing investors to experience a loss on their investment. [confirm]

A stockholder may make a claim against HAQ for taking actions inconsistent with the IPO prospectus as such stockholder may interpret the requirement that HAQ’s Board of Directors determine the fair value of acquisition targets based upon certain standards set forth in HAQ’s IPO prospectus and its existing amended and restated certificate of incorporation differently than HAQ’s management interpreted such standards and as a result, HAQ may suffer monetary losses.

HAQ’s IPO prospectus stated and our existing amended and restated certificate of incorporation states that the fair market value of a business to be acquired by HAQ would be determined by its Board of Directors based upon standards generally accepted by the financial community such as actual and potential sales, earnings and cash flow and book value. Although, HAQ’s Board considered these factors, and concluded that the purchase price was fair to HAQ, HAQ did not determine a specific valuation of PharmAthene at the time it entered into the Merger Agreement. Accordingly, a stockholder may make a claim against HAQ that it failed to comply with the terms of HAQ’s existing amended and restated certificate of incorporation when evaluating the proposed merger with PharmAthene.

Although HAQ would vigorously contest any such claim, it could incur considerable expense in defending such a claim. If HAQ were not successful, it would be liable for damages as determined by a court or may have to make payments in connection with settling such claim.

If HAQ is deemed to be an investment company, HAQ may be required to institute burdensome compliance requirements and its activities may be restricted, which may make it difficult for it to complete a business combination.

In order not to be regulated as an investment company under the Investment Company Act of 1940, as amended, or the Investment Company Act, unless HAQ can qualify for an exclusion, HAQ must ensure that it is engaged primarily in a business other than investing, reinvesting or trading of securities and that its activities do not include investing, reinvesting, owning, holding or trading “investment securities.” HAQ’s business is to identify and consummate a business combination and thereafter to operate the acquired business or businesses. HAQ invests the funds in the trust account only in treasury bills issued by the U.S. having a maturity of 180 days or less or money market funds meeting the criteria under Rule 2a-7 under the Investment Company Act until it uses them to complete a business combination. By limiting the investment of the funds to these instruments, HAQ believes that it will not be considered an investment company under the Investment Company Act. The trust account and the purchase of government securities for the trust account is intended as a holding place for funds pending the earlier to occur of either: (i) the consummation of our primary business objective, which is a business combination, or (ii) absent a business combination, our dissolution, liquidation and distribution of our assets, including the proceeds held in the trust account, as part of our plan of dissolution and liquidation. If we fail to invest the proceeds as described above or if we cease to be primarily engaged in our business as set forth above (for instance, if our stockholders do not approve a plan of dissolution and liquidation and the funds remain in the trust account for an indeterminable amount of time), we may be considered to be an investment company and thus be required to comply with the Investment Company Act.

If HAQ is deemed to be an investment company under the Investment Company Act, its activities may be restricted, including:

•  restrictions on the nature of its investments; and

•  restrictions on the issuance of securities.

each of which may make it difficult for it to consummate a business combination. HAQ would also become subject to burdensome regulatory requirements, including reporting, record keeping, voting, proxy and disclosure requirements and the costs of meeting these requirements would reduce the funds it has available outside the trust account to consummate a business combination.

If 20% or more of the holders of HAQ’s common stock issued in HAQ’s IPO decide to vote against the Merger Proposal and convert their shares to cash, HAQ will be forced to abandon the Merger with PharmAthene and will seek to liquidate, in which event stockholders may receive less than $7.48 per share and the warrants may expire worthless.

Under the terms of HAQ’s certificate of incorporation, if 20% or more of shares issued in HAQ’s IPO decide to vote against the proposed merger and opt to convert their shares to cash, HAQ will be required to liquidate. In any liquidation, the net proceeds of HAQ’s IPO held in the trust account, plus any interest earned thereon, will be distributed on a pro rata basis to the holders of HAQ’s common stock issued in the IPO. If HAQ liquidates its assets, the per-share liquidation will be the approximately $69 million deposited in the trust account at the time of the IPO, plus interest accrued thereon until the date of any liquidation; as of September 30, 2006, there was approximately $7.48 per share available in the trust account for distribution to stockholders. Furthermore, there will be no distribution with respect to HAQ’s outstanding warrants and, accordingly, the warrants will expire worthless.

If third parties bring claims against HAQ, the proceeds held in trust could be reduced and the per-share liquidation price received by stockholders will be less than $7.48 per share.

Our placing of funds in trust may not protect those funds from third party claims against HAQ. Pursuant to Delaware General Corporation Law Sections 280 and 281, upon a dissolution we will be required to pay or make reasonable provision to pay all claims and obligations of the corporation, including all contingent, conditional or unmatured claims. Although we will seek to have all vendors, prospective target businesses or other entities we engage execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of our public stockholders, there is no guarantee that they will execute such agreements. Nor is there any guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the trust account for any reason. Accordingly, the proceeds held in trust could be subject to claims which could take priority over the claims of our public stockholders and the IPO per-share liquidation price could be less than $7.48 per share held in the trust account, plus interest, due to claims of such creditors. If we are unable to complete a business combination and are forced to liquidate, our chairman and executive officers will be personally liable under certain circumstances (for example, if a vendor does not waive any rights or claims to the trust account) to ensure that the proceeds in the trust fund are not reduced by the claims of various vendors or other entities that are owed money by us for services rendered or products sold to us, to the extent necessary to ensure that such claims do not reduce the amount in the trust fund. However, we cannot assure you that our executive officers will be able to satisfy those obligations.

In addition, although certain of our Directors and officers have agreed to indemnify HAQ for claims by any vendor that is owed money by HAQ for services rendered or products sold to HAQ, to the extent that such claims reduce the amounts in the trust fund to be distributed to the public stockholders upon dissolution and liquidation, this indemnification is limited to claims by vendors that do not execute a valid and enforceable waiver of all rights, title, interest, and claim of any kind in or to the monies held in the trust account. The indemnification provided by certain of our Directors and officers would not cover claims by target businesses or other entities and vendors that execute such waivers nor claims related to torts, such as if someone were to be injured on our premises, securities litigation or franchise and income tax liabilities. We are not aware of any other claims of the type described above nor any basis for any such claim and, as of September 30, 2006, there is approximately $760,000 of cash outside of the trust account. Based on representations made to us by certain of our directors and officers, we currently believe that they are of substantial means and capable of funding a shortfall in our trust account to satisfy their foreseeable indemnification obligations, however, the indemnification may be limited as we have not asked them to reserve for such an eventuality. The indemnification obligations may be substantially higher than certain of our directors and officers currently foresee or expect and/or their financial resources may deteriorate in the future which could also act as a limitation on this indemnification. Hence, we cannot assure you that certain of our directors and officers will be able to satisfy those obligations or that the proceeds in the trust account will not be reduced by such claims. Furthermore, creditors may seek to interfere with the distribution of the trust account pursuant to federal or state creditor and bankruptcy laws, which could delay the actual distribution of such funds or reduce the amount ultimately available for distribution to our public stockholders. If we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, the funds held in our trust account will be subject to applicable bankruptcy law and may be included in our bankruptcy estate and subject to claims of third parties with priority over the claims of our stockholders. To the extent bankruptcy claims deplete the trust account, we cannot assure you that we will be able to return to our stockholders the liquidation amounts due to them. Accordingly, the actual per share amount distributed from the trust account to our public stockholders could be significantly less than approximately $7.48 per share, without taking into account interest earned on the trust account, due to claims of creditors. Any claims by creditors could cause additional delays in the distribution of trust funds to the public stockholders beyond the time periods required to comply with Delaware General Corporation Law procedures and federal securities laws and regulations. As discussed herein, if the Merger is not consummated, HAQ will be forced to dissolve and liquidate. In such event, it is more likely than not that the amount distributed to our stockholders will be less than $7.48 per share.

Our stockholders may be held liable for claims against HAQ by third parties to the extent of distributions received by them.

We have agreed with the trustee to promptly adopt a plan of dissolution and liquidation and initiate procedures for our dissolution and liquidation if we do not complete a business combination within 24 months after the consummation of our IPO. Under the Delaware General Corporation Law, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If we complied with certain procedures set forth in Section 280 of the Delaware General Corporation Law intended to ensure that we make reasonable provision for all claims against us, including a 60-day notice period during which any third-party claims can be brought against us, a 90-day period during which we may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of a stockholder with respect to a liquidating distribution would be limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, it is our intention to make liquidating distributions to our stockholders as soon as reasonably possible after dissolution and, therefore, we do not intend to comply with those procedures. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them in a dissolution and any such liability of our stockholders will likely extend beyond the third anniversary of such dissolution. Accordingly, we cannot assure you that third parties will not seek to recover from our public stockholders amounts owed to them by us.

Under Delaware law, our dissolution requires the approval of the holders of a majority of our outstanding stock, without which we will not be able to dissolve and liquidate and distribute our assets to our public stockholders.

We have agreed with the trustee to promptly adopt a plan of dissolution and liquidation and initiate procedures for our dissolution and liquidation if we do not effect the Merger by August 3, 2007. However, pursuant to Delaware law, our dissolution requires the affirmative vote of stockholders owning a majority of our then outstanding common stock. Soliciting the vote of our stockholders will require the preparation of preliminary and definitive proxy statements, which will need to be filed with the Securities and Exchange Commission and could be subject to their review. This process could take a substantial amount of time ranging from 40 days to several months.

As a result, the distribution of our assets to the public stockholders could be subject to a considerable delay. Furthermore, we may need to postpone the stockholders meeting, resolicit our stockholders or amend our plan of dissolution and liquidation to obtain the required stockholder approval, all of which would further delay the distribution of our assets and result in increased costs. If we are not able to obtain approval from a majority of our stockholders, we will not be able to dissolve and liquidate and we will not be able to distribute funds from our trust account to holders of our common stock sold in our IPO and these funds will not be available for any other corporate purpose. In the event we seek stockholder approval for a plan of dissolution and liquidation and do not obtain such approval, we will nonetheless continue to pursue stockholder approval for our dissolution. However, we cannot predict whether our stockholders will approve our dissolution in a timely manner or will ever approve our dissolution. As a result, we cannot provide our stockholders with assurances of a specific timeframe for the dissolution and distribution. If our stockholders do not approve a plan of dissolution and liquidation and the funds remain in the trust account for an indeterminate amount of time, we may be considered to be an investment company.

The financial interests of our officers and directors, which may be different than the best interests of our stockholders, may have influenced their motivation in causing us to enter into and, may influence in the future, their motivation to close the Merger Agreement.

Our officers and directors will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds not in the trust account unless the Merger is completed. If we do not complete the Merger or other business combination and are forced to liquidate, the trust account proceeds may be subject to claims that could take priority over the claims of our public stockholders. Certain of our officers and directors have entered into separate indemnity agreements under which they will be personally liable under certain circumstances to ensure that the proceeds of the trust account are not reduced by the claims of various vendors that are owed money by us for services rendered or contracted for, or claims of other parties with which we have contracted. The shares of common stock and warrants owned by our officers and directors and their affiliates will be worthless if we do not consummate a business combination. These financial interests of our officers and directors may have influenced their motivation in causing us to enter into and, ultimately, may influence their motivation to close the Merger Agreement.

If third parties bring claims against us or if PharmAthene has breached any of its representations, warranties or covenants set forth in the Merger Agreement, we may not be adequately indemnified for any losses arising therefrom.

Although the Merger Agreement provides that the PharmAthene stockholders will indemnify us for losses arising from a breach of the representations, warranties and  covenants by PharmAthene set forth in the Merger Agreement, such indemnification is limited both in the aggregate and the deductible and is subject to other limitations. In addition, the survival period for any claims under the Merger Agreement is limited to claims arising within the twelve months immediately following the effective time of the Merger. Accordingly, we will be prevented from seeking indemnification for any claims above the aggregate threshold or arising after the applicable survival period.

If the Merger’s benefits do not meet the expectations of financial or industry analysts, the market price of HAQ’s common stock may decline.

The market price of HAQ’s common stock may decline as a result of the Merger if:

•  HAQ does not achieve the perceived benefits of the Merger as rapidly as, or to the extent anticipated by, financial or industry analysts; or

•  the effect of the Merger on HAQ’s financial results is not consistent with the expectations of financial or industry analysts.

Accordingly, investors may experience a loss as a result of a decreasing stock price and HAQ may not be able to raise future capital, if necessary, in the equity markets.

If we do not consummate a business combination and dissolve, payments from the trust account to our public stockholders may be delayed.

We currently believe that any plan of dissolution and liquidation subsequent to the expiration of the 24 month deadline would proceed in approximately the following manner:

• our Board of Directors will, consistent with Delaware law and its obligations described in our amended and restated certificate of incorporation to dissolve, prior to the passing of such deadline, convene and adopt a specific plan of dissolution and liquidation, which it will then vote to recommend to our stockholders; at such time it will also cause to be prepared a preliminary proxy statement setting out such plan of dissolution and liquidation as well as the board’s recommendation of such plan;

• upon such deadline, we would file our preliminary proxy statement with the Securities and Exchange Commission;

• if the Securities and Exchange Commission does not review the preliminary proxy statement, then, approximately 10 days following the passing of such deadline, we will mail the proxy statements to our stockholders, and approximately 30 days following the passing of such deadline we will convene a meeting of our stockholders, at which they will either approve or reject our plan of dissolution and liquidation; and

• if the Securities and Exchange Commission does review the preliminary proxy statement, we currently estimate that we will receive their comments approximately 30 days following the passing of such deadline. We will mail the proxy statements to our stockholders following the conclusion of the comment and review process (the length of which we cannot predict with any certainty, and which may be substantial) and we will convene a meeting of our stockholders at which they will either approve or reject our plan of dissolution and liquidation.

In the event we seek stockholder approval for a plan of dissolution and liquidation and do not obtain such approval, we will nonetheless continue to pursue stockholder approval for our dissolution. Pursuant to the terms of our amended and restated certificate of incorporation, our powers following the expiration of the permitted time periods for consummating a business combination will automatically thereafter be limited to acts and activities relating to dissolving and winding up our affairs, including liquidation. The funds held in our trust account may not be distributed except upon our dissolution and, unless and until such approval is obtained from our stockholders, the funds held in our trust account will not be released. Consequently, holders of a majority of our outstanding stock must approve our dissolution in order to receive the funds held in our trust account and the funds will not be available for any other corporate purpose.

The procedures required for us to liquidate under the Delaware law, or a vote to reject any plan of dissolution and liquidation by our stockholders, may result in substantial delays in the liquidation of our trust account to our public stockholders as part of our plan of dissolution and liquidation.

We will dissolve and liquidate if we do not consummate the Merger.

If we do not complete the Merger on or before August 3, 2007, we will dissolve and liquidate subject to stockholder approval and Delaware law. We view this obligation to dissolve and liquidate as an obligation to our public stockholders and neither we nor our Board of Directors will take any action to amend or waive any provision of our amended and restated certificate of incorporation to allow us to survive for a longer period of time if it does not appear we will be able to consummate the Merger. Upon approval of our plan of dissolution, we will distribute, assuming satisfaction of our creditors, to all of our public stockholders, in proportion to their respective equity interest, an aggregate sum equal to the amount in the trust account (net of taxes payable). Our initial stockholders have waived their rights to participate in any liquidation distribution with respect to their initial shares and have agreed to vote in favor of any plan of dissolution and distribution which we will present to our stockholders for vote. There will be no distribution from the trust account with respect to our warrants which will expire worthless. We will pay the costs of our dissolution and liquidation of the trust account from our remaining assets outside of the trust fund, and we estimate such costs to be between $50,000 and $75,000.

Because we entered into a definitive agreement to complete a business combination prior to the expiration of 18 months after the consummation of our IPO, we have an additional six months in which to complete the Merger with PharmAthene. If we are unable to consummate the Merger before August 3, 2007, our purpose and powers will be limited to dissolving, liquidating and winding up. Upon notice from us, the trustee of the trust account will liquidate the investments constituting the trust account and will turn over the proceeds to our transfer agent for distribution to our public stockholders as part of our stockholder-approved plan of dissolution and liquidation. Concurrently, we shall pay, or reserve for payment, from funds held outside of the trust account, if available, our liabilities and obligations, although we cannot assure you that there will be sufficient funds for such purpose. The amounts held in the trust account may be subject to claims by third parties, such as vendors, prospective target business or other entities, if we do not obtain waivers in advance from such third parties prior to such parties providing us with services or entering into arrangements with them.

Our public stockholders will be entitled to receive funds from the trust account only in the event of our dissolution and liquidation or if they seek to convert their respective shares into cash upon a business combination which the stockholder voted against and which is completed by us. In no other circumstances will a stockholder have any right or interest of any kind to or in the trust account.

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; and

•	state other “forward-looking”’ information.

HAQ believes it is important to communicate its expectations to its stockholders. However, there may be events in the future that HAQ or PharmAthene is not able to accurately predict or over which HAQ or PharmAthene have no control. The risk factors and cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by HAQ or PharmAthene in their forward-looking statements, including among other things:

•	changing interpretations of generally accepted accounting principles;

•	outcomes of government reviews, inquiries, investigations and related litigation;

•	potential products that appear promising to PharmAthene or its collaborators cannot be shown to be efficacious or safe in subsequent pre-clinical or clinical trials;

•	PharmAthene or its collaborators will not obtain appropriate or necessary governmental approvals to market these or other potential products;

•	PharmAthene may not be able to obtain anticipated funding for its development projects or other needed funding;

•	PharmAthene may not be able to secure funding from anticipated government contracts and grants;

•	PharmAthene may not be able to secure or enforce adequate legal protection, including patent protection, for its products;

•	continued compliance with government regulations;

•	legislation or regulatory environments, requirements or changes adversely affecting the businesses in which PharmAthene is engaged;

•	statements about industry trends;

•	general economic conditions; and

•	geopolitical events and regulatory changes.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to HAQ, PharmAthene or any person acting on either party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, HAQ and PharmAthene undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Before you grant your proxy or instruct how your vote should be cast or vote on the approval of the Merger you should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement could have a material adverse effect on HAQ or PharmAthene upon completion of the Merger.

THE HAQ SPECIAL MEETING OF STOCKHOLDERS

The HAQ Special Meeting

HAQ is furnishing this proxy statement to you as part of the solicitation of proxies by the HAQ Board of Directors for use at the Special Meeting in connection with the proposed merger, the proposed Certificate of Incorporation Amendment, and the proposed Incentive Plan. This proxy statement provides you with the information you need to be able to vote or instruct your vote to be cast at the Special Meeting.

Date, Time and Place

The Special Meeting will be held at ____ __, Eastern Time, on _________, 2007, at ________________________, to vote on each of the Merger, the Certificate of Incorporation Amendment and the Incentive Plan Proposals.

Purpose of the Special Meeting

At the Special Meeting, the holders of HAQ common stock are being asked to consider and vote upon the following:

•
the Merger Proposal- the proposed merger with PharmAthene, Inc. (the “Merger”), a Delaware corporation, pursuant to the Agreement and Plan of Merger, dated as of January 19, 2007, by and among HAQ, Merger Sub and PharmAthene, and the transactions contemplated thereby, whereby PharmAthene will become a wholly-owned subsidiary of HAQ (“Proposal 1” or the “Merger Proposal”) and the stockholders, optionholders, warrantholders and noteholders of PharmAthene shall receive the following consideration:

i.	an aggregate of 12,500,000 shares of HAQ common stock;
ii.	$12,500,000 in 8% convertible notes issued by HAQ; and
iii.	up to $10,000,000 in milestone payments (if certain conditions are met).

•
the Amendment Proposal- a proposal to amend HAQ’s  amended and restated certificate of incorporation effective concurrently with the Merger, to: (i) change HAQ’s name from “Healthcare Acquisition Corp.” to “PharmAthene, Inc.”, (ii) remove certain provisions containing procedural and approval requirements applicable to HAQ prior to the consummation of the business combination that will no longer be operative after the consummation of the Merger and (iii) grant to holders of convertible promissory notes the right to designate three members to the Board of Directors of HAQ for so long as at least 30% of the original face value of such notes remain outstanding (“Proposal 2” or the “Amendment Proposal”);

•
the Incentive Plan Proposal- a proposal to approve and adopt the 2007 Long-Term Incentive Plan (the “Incentive Plan”’) pursuant to which HAQ will reserve 3,500,000 shares of common stock for issuance pursuant to the Incentive Plan (“Proposal 3” or the “Incentive Plan Proposal”); and

•	such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The HAQ Board of Directors:

•	has unanimously determined that the Merger Proposal, the Amendment Proposal and the Incentive Plan Proposal are fair to, and in the best interests of, HAQ and its stockholders;

•
has determined that the consideration to be paid by HAQ in connection with the Merger is fair to our current stockholders from a financial point of view and the fair market value of PharmAthene is equal to or greater than 80% of the value of the net assets of HAQ;

•	has unanimously approved and declared it advisable to approve the Merger, the Certificate of Incorporation Amendment and the Incentive Plan Proposals; and

•	unanimously recommends that the holders of HAQ common stock vote “FOR” the Merger Proposal, “FOR” the Amendment Proposal and “FOR” the Incentive Plan Proposal.

No fairness opinion from an independent advisor was sought or obtained by our board of directors in reaching its determination to approve the Merger.

Record Date; Who is Entitled to Vote

The Record Date for the Special Meeting is __________, 2007. Record holders of HAQ common stock at the close of business on the Record Date are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were 11,650,000 outstanding shares of HAQ common stock.

Each share of HAQ common stock is entitled to one vote at the Special Meeting.

Any shares of HAQ common stock held by our officers and directors will be voted in accordance with the majority of the votes cast at the Special Meeting with respect to the Merger Proposal. The holders of common stock acquired in HAQ’s IPO or afterwards are free to vote their shares, as they see fit. We have a total of 11,650,000 shares outstanding, of which 2,250,000 were issued prior to the IPO. All of these shares are held by our officers and directors.

HAQ’s issued and outstanding warrants do not have voting rights and record holders of HAQ warrants will not be entitled to vote at the Special Meeting.

Voting Your Shares

Each share of HAQ common stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares of HAQ common stock that you own.

There are two ways to vote your shares of HAQ common stock:

•  You can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card, but do not give instructions on how to vote your shares, your shares will be voted, as recommended by the HAQ Board, “FOR” the approval of the Merger Proposal, “FOR” the approval of the Amendment Proposal and “FOR” the approval of the Incentive Plan Proposal.

•  You can attend the Special Meeting and vote in person. HAQ will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way HAQ can be sure that the broker, bank or nominee has not already voted your shares.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your HAQ common stock, you may call Matthew Kinley at (515) 244-5746.

No Additional Matters May Be Presented at the Special Meeting

The Special Meeting has been called only to consider the approval of the Merger Proposal, the Amendment Proposal and the Incentive Plan Proposal. Under HAQ’s bylaws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at the Special Meeting if they are not included in the notice of the meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

• You may send another proxy card with a later date;

• You may notify Matthew Kinley, addressed to HAQ, in writing before the Special Meeting that you have revoked your proxy; and

• You may attend the Special Meeting, revoke your proxy, and vote in person.

Quorum; Vote Required

The approval and adoption of the Merger Agreement and the transactions contemplated thereby will require the affirmative vote of a majority of the shares of HAQ’s common stock issued in HAQ’s IPO that vote on this proposal at the Special Meeting. A total of 9,400,000 shares were issued in our IPO. In addition, notwithstanding the approval of a majority, if the holders of 1,880,000 or more shares of common stock issued in HAQ’s IPO, an amount equal to 20% or more of the total number of shares issued in the IPO, vote against the Merger and demand conversion of their shares into a pro rata portion of the trust account, then HAQ will not be able to consummate the Merger. Each HAQ stockholder that holds shares of common stock issued in HAQ’s IPO or purchased following such offering in the open market has the right, assuming such stockholder votes against the Merger Proposal and, at the same time, demands that HAQ convert such stockholder’s shares into cash equal to a pro rata portion of the trust account in which a substantial portion of the net proceeds of HAQ’s IPO is deposited. These shares will be converted into cash only if the Merger is consummated and the stockholder requesting conversion holds such shares until the date the Merger is consummated.

The approval and adoption of the Amendment Proposal will require the affirmative vote of a majority of the issued and outstanding shares of HAQ common stock as of the Record Date. The approval and adoption of the Incentive Plan Proposal will require the affirmative vote of a majority of the shares of HAQ’s common stock that are present in person or by proxy and entitled to vote at the Special Meeting.

Each of the the Amendment Proposal and the Incentive Plan Proposal are conditioned upon the approval of the Merger Proposal and, in the event the Merger Proposal does not receive the necessary vote to approve that proposal, then HAQ will not complete any of the transactions identified in any of the proposals. If the Incentive Plan Proposal and/or the Amendment Proposal are not approved but the Merger Proposal is approved, we may still consummate the Merger if conditions in the Merger Agreement requiring approval of these proposals are waived by PharmAthene.

A quorum is the number of shares that must be represented, in person or by proxy, in order for business to be transacted at the special meeting.

More than one-half of the total number of shares of our common stock outstanding as of the record date (a quorum) must be represented, either in person or by proxy, in order to transact business at the special meeting. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum. If there is no quorum, a majority of the shares present at the Special Meeting may adjourn the Special Meeting to another date.

As long as a quorum is established at the Special Meeting, a failure to vote will have no impact upon the approval of the Merger Proposal or the Incentive Plan Proposal but as the Amendment Proposal requires a majority of all outstanding shares of common stock, a failure to vote will have the effect of a vote against such proposal. Failure to vote will not have the effect of converting your shares into a pro rata portion of the trust account.

Abstentions and Broker Non-Votes

If your broker holds your shares in its name and you do not give the broker voting instructions, under the rules of the NASD, your broker may not vote your shares on the proposals to approve the Merger with PharmAthene pursuant to the Merger Agreement and to approve the adoption of the Incentive Plan. If you do not give your broker voting instructions and the broker does not vote your shares, this is referred to as a “broker non-vote.” Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum.

Assuming the presence of a quorum of more than 50% of the shares of our common stock issued in our IPO, broker non-votes, abstentions or the failure to vote on the Merger Proposal will have no effect on the outcome of the vote.

If you abstain from voting, it will (i) not be a vote against the Merger Proposal and will not have the effect of converting your shares into a pro rata portion of the trust account; (ii) not count as a vote against the Incentive Plan Proposal; and (iii) be treated as a vote against the approval of the Amendment Proposal.

Conversion Rights

Any stockholder of HAQ holding shares of common stock issued in HAQ’s IPO who votes against the Merger Proposal may, at the same time, demand that HAQ convert his shares into a pro rata portion of the trust account. You must mark the appropriate box on the proxy card in order to demand the conversion of your shares. If so demanded, HAQ will convert these shares into a pro rata portion of the net proceeds from the IPO that were deposited into the trust account, plus interest earned thereon after such date, if the Merger is consummated. If the holders of 20%, or 1,880,000, or more shares of common stock issued in HAQ’s IPO vote against the Merger Proposal and demand conversion of their shares into a pro rata portion of the trust account, HAQ will not be able to consummate the Merger. Based on the amount of cash held in the trust account as of September 30, 2006, without taking into account any interest accrued after such date, you will be entitled to convert each share of common stock that you hold into approximately $7.48 per share. HAQ will be liquidated if the Merger is not consummated by August 3, 2007. In any liquidation, the net proceeds of HAQ’s IPO held in the trust account, plus any interest earned thereon, will be distributed on a pro rata basis to the holders of HAQ’s common stock other than the founders, who will not share in any such liquidation proceeds.

If you exercise your conversion rights, then you will be exchanging your shares of HAQ common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if you continue to hold these shares through the closing date of the Merger and then tender your stock certificate to HAQ. The closing price of HAQ’s common stock on February 7, 2007, the most recent trading day practicable before the printing of this proxy statement, was $7.34 and the amount of cash held in the trust account is approximately $7.48 per share as of September 30, 2006, plus interest accrued thereon after such date. If a HAQ stockholder would have elected to exercise his conversion rights on such date, then he would have been entitled to receive $7.48 per share, plus interest accrued thereon subsequent to such date. Prior to exercising conversion rights, HAQ stockholders should verify the market price of HAQ’s common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights.

Appraisal or Dissenters Rights

No appraisal rights are available under the Delaware General Corporation Law to the stockholders of HAQ in connection with the Merger Proposal. The only rights for those stockholders voting against the Merger who wish to receive cash for their shares is to simultaneously demand payment for their shares from the trust account.

Solicitation Costs

HAQ is soliciting proxies on behalf of the HAQ Board of Directors. This solicitation is being made by mail but also may be made by telephone or in person. HAQ and its respective directors and officers may also solicit proxies in person, by telephone or by other electronic means, and in the event of such solicitations, the information provided will be consistent with this proxy statement and enclosed proxy card. These persons will not be paid for doing this. HAQ will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy statement materials to their principals and to obtain their authority to execute proxies and voting instructions. HAQ will reimburse them for their reasonable expenses.

Stock Ownership

Of the 11,650,000 outstanding shares of HAQ common stock, HAQ’s initial stockholders, including all of its officers and directors and their affiliates, who purchased shares of common stock prior to HAQ’s IPO and who own an aggregate of approximately 19.31% of the outstanding shares of HAQ common stock (2,250,000 shares), have agreed to vote such shares acquired prior to the IPO in accordance with the vote of the majority in interest of all other HAQ stockholders on the Merger Proposal.

Based solely upon information contained in public filings and the records of our transfer agent, as of the Record Date, the following stockholders beneficially own greater than five percent of HAQ’s issued and outstanding common stock, as such amounts and percentages are reflected in the public filing of such stockholder:

The following table sets forth information as of February 7, 2007, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock by (i) each person known by us to be the owner of more than 5% of our outstanding shares of common stock, (ii) each director and (iii) all officers and directors as a group. Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class
John Pappajohn (2)	882,000	7.57%
Derace L. Schaffer, M.D. (3)	882,000	7.57%
Matthew P. Kinley (4)	441,000	3.79%
Edward B. Berger (5)	22,500	*
Wayne A. Schellhammer	22,500	*
Sapling, LLC (6)	681,815	5.85%
Fir Tree Recovery Master Fund, LP (6)	335,185	2.88%
All directors and executive officers as a group (5) persons	2,250,000	19.31%

* Represents beneficial ownership of less than 1%.

(1) Does not include shares of common stock issuable upon exercise of warrants which are beneficially owned by certain of the persons named in the above table but which are not exercisable until the consummation by us of a business combination. Unless otherwise indicated, the business address of each of the individuals is 2116 Financial Center, 666 Walnut Street, Des Moines, Iowa 50309.

(2) Does not include 141,960 warrants purchased on behalf of such person pursuant to the guidelines set forth in SEC Rule 10b5-1 under a Rule 10b5-1 Plan. See footnote 1, above.

(3) Does not include 141,960 warrants purchased on behalf of such person pursuant to the guidelines set forth in SEC Rule 10b5-1 under a Rule 10b5-1 Plan. See footnote 1, above.

(4) Does not include 70,980 warrants purchased on behalf of such person pursuant to the guidelines set forth in SEC Rule 10b5-1 under a Rule 10b5-1 Plan. See footnote 1, above.

(5) Does not include 12,000 warrants purchased by Mr. Berger in open market purchases. See footnote 1 above.

(6) Based on information contained in a Statement on Schedule 13G filed by Sapling LLC in August 2005. Sapling may direct the vote and disposition of the 681,815 shares of common stock, and Fir Tree Recovery may direct the vote and disposition of 335,185 shares of common stock. The address of both Sapling LLC and Fir Tree Recovery is 535 Fifth Avenue, 31st Floor New York, New York 10017.

PROPOSAL 1

THE MERGER PROPOSAL

The discussion in this proxy statement of the Merger Proposal and the principal terms of the Agreement and Plan of Merger, dated January 19, 2007, by and among HAQ, Merger Sub and PharmAthene (the “Merger Agreement”) is subject to, and is qualified in its entirety by reference to, the Merger Agreement, which is attached as “Annex A” to this proxy statement and is incorporated in this proxy statement by reference.

General Description of the Merger

Pursuant to the Merger Agreement, Merger Sub, a wholly-owned subsidiary of HAQ will merge with and into PharmAthene and PharmAthene will be the surviving entity and become a wholly-owned subsidiary of HAQ. At the closing, and subject to certain adjustments as hereinafter described, the PharmAthene stockholders, optionholders and warrantholders and noteholders will receive the following in the Merger:

(i)	an aggregate of 12,500,000 shares of HAQ common stock, subject to adjustments as described below;

(ii)	$12,500,000 in 8% convertible notes issued by HAQ; and

(iii)	up to $10,000,000 in milestone payments (if certain conditions are met);

in exchange for all of the issued and outstanding capital stock and convertible notes of PharmAthene (other than the securities being cancelled). HAQ is also assuming certain outstanding vested and unvested options and warrants, which shall be exchanged for options and warrants of HAQ on economically equivalent terms. The 12,500,000 shares of HAQ common stock issued as merger consideration will not increase due to the vesting, issuance of any options or warrants of PharmAthene or the assumption of the PharmAthene options and warrants and the actual number of shares of HAQ common stock ultimately issued may be less to the extent options and warrants are not exercised. The number of shares which are to be issued may be subject to increase in the event that the stockholders of HAQ owning more than 5% of the outstanding HAQ common stock exercise their conversion rights, the number of shares of HAQ common stock comprising the stock consideration shall be adjusted upward by the product of (x) the number (as a percentage) that is the difference between the percentage of HAQ common stock that is converted and 5% and (y) 2.25 million.

Background of the Merger

The terms of the Merger Agreement are the result of arm’s-length negotiations between representatives of HAQ and PharmAthene. The following is a brief discussion of the background of these negotiations, the Merger and related transactions.

HAQ was incorporated in Delaware on April 25, 2005, as a blank check company formed to serve as a vehicle for the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination with a then currently unidentified operating business.

A registration statement for HAQ’s IPO was declared effective on July 28, 2005. On August 3, 2005, HAQ consummated its IPO of 9,000,000 units, and on August 16, 2005, HAQ consummated the closing of an additional 400,000 units that were subject to the underwriters’ over-allotment option. Each unit consists of one share of common stock and one redeemable common stock purchase warrant. Each warrant expires on July 27, 2009, or earlier upon redemption, and entitles the holder to purchase one share of our common stock at an exercise price of $6.00 per share. The common stock and warrants started trading separately as of October 6, 2005.

The net proceeds from the sale of the HAQ units were approximately $69,450,000. Of this amount, $67,928,000 was deposited in trust and, in accordance with HAQ’s amended and restated certificate of incorporation, will be released either upon the consummation of a business combination (i.e., the Merger) or upon the liquidation of HAQ. The remaining $1,522,000 has been held outside of the trust for use to provide for business, legal and accounting due diligence on prospective businesses.

During the period beginning August 3, 2005 through January 19, 2007, HAQ was involved in investigating and evaluating prospective businesses regarding potential business combinations. This activity occurred constantly from August 3, 2005 onward until we entered into the Merger Agreement.

In August 2005, Mr. Kinley created a list of potential contacts that he, Mr. Pappajohn or Dr. Schaffer would contact to commence the search for targets for a business combination. This list of contacts was primarily individuals HAQ management had contact or prior business dealings with, and included, but was not limited to, the following:

•	Healthcare investment bankers;

•	Commercial bankers;

•	Business brokers and other “finders”;

•	Venture capital fund managers;

•	Private equity fund managers;

•	CEOs or executives active in the healthcare industry;

•	Attorneys;

•	Accountants;

•	Healthcare consultants; and

•	Physicians and other healthcare professionals.

HAQ management then communicated to these contacts the desire of HAQ to find an attractive healthcare business opportunity. These contacts were made by a combination of Mr. Pappajohn, Dr. Schaffer and Mr. Kinley. In addition, Mr. Kinley made a list of healthcare sectors and companies within such sectors for possible contact and review by HAQ management. On many occasions Mr. Pappajohn, Dr. Schaffer and Mr. Kinley met in person or by teleconference to discuss possible focus sectors of healthcare and specific companies to target. The result of these meetings was a prioritized a list of potential candidates for a business combination. In addition, from August 2005 through January 2007 HAQ management was contacted by various parties regarding possible targets for a business combination. All of these opportunities were either discussed or the relevant information was shared by email, primarily between Messrs. Pappajohn and Kinley and Dr. Schaffer.

Using this list of contacts and targets as a guide, HAQ management attempted to initiate conversations (i) directly with third-party companies they believed could make attractive combination partners, (ii) with professional service providers (attorneys, accountants, consultants and bankers), (iii) with their own network of business associates and friends, and (iv) with third-party intermediaries, including investment bankers and private equity fund managers. HAQ also responded to inquiries or solicitations from (i) companies looking for capital or investment alternatives, and (ii) investment bankers or other similar professionals who represented companies engaged in sale or fund-raising processes. From time to time the list of potential candidates was updated and supplemented based on additional information derived from these discussions with third parties.

As a result of these efforts, HAQ initiated contact, either directly or through a third party intermediary, with approximately 15 potential targets. In addition HAQ received business plans, financial summaries or presentation books of at least 30 additional potential target companies. Of these contacts, HAQ held detailed discussions with approximately 10 potential target companies, including PharmAthene. HAQ signed non-disclosure agreements relating to approximately 20 of these potential business combination opportunities. HAQ also had extensive discussions with several target companies with which a non-disclosure agreement was not signed. HAQ was still in discussions with a potential target company other than PharmAthene as late as January 2006, within two weeks of when the Merger agreement was signed. With respect to each of these business combination opportunities, discussions included financial disclosures, reviews of potential transaction structures, preliminary estimates of transaction values and discussions of management objectives, business plans and projections. Each of the potential target companies with which HAQ engaged in detailed discussions was either part of the initial list created by the HAQ team or was identified through a contacts described above. One of the discussions with the potential target companies, in addition to PharmAthene, resulted in a signed letter of intent. HAQ management performed extensive due diligence, personal interviews and merger negotiations with a company but ultimately, HAQ could not reach agreement on valuation and other merger related issues. No discussions with the potential target companies, other than PharmAthene, resulted in a definitive agreement regarding a potential business combination.

Based on their experience in sourcing investment opportunities, the HAQ management assessed the competition for quality companies that could be a potential target for a business combination and determined that a company that HAQ’s management identified as a suitable potential business combination partner would typically have several alternatives to any potential business combination with HAQ, including remaining independent or selling itself to another third party, as well as sourcing capital either privately or publicly. Additionally, in many cases, HAQ management had to spend time educating a prospective business combination partner about ‘‘blank check” companies and explain, from HAQ management’s perspective, the benefits HAQ may be able to offer versus other alternatives they may be considering. The reasons varied for why HAQ did not reach agreement with potential business combination partners other than PharmAthene. For example, after detailed discussions with one potential target, the HAQ management team could not get comfort with the target company’s forecasted financial performance and the likelihood management could meet its forecasted. Upon HAQ’s requirement for a greater portion of the purchase price to be contingent on performance, negotiations faltered. In another case, HAQ determined that the potential target business was too highly valued and a competitive bidding situation had reduced the possibility of an attractive deal for the HAQ shareholders.

On June 8, 2006, PharmAthene entered into a Definitive Agreement and Plan of Merger by and among PharmAthene, SIGA Technologies Inc.(“SIGA”) and SIGA Acquisition Corp.

On October 4, 2006, PharmAthene received from SIGA a notice of termination of the Merger Agreement in accordance with the terms thereof.

On October 5, 2006, Mr. Kinley was contacted by counsel to PharmAthene. The management of HAQ had previously worked with Counsel to PharmAthene on several healthcare investments and public companies. During the call, PharmAthenes counsel inquired if HAQ had committed to an acquisition. Mr. Kinley responded that HAQ was in negotiations with another healthcare company, but it had not yet signed a definitive agreement to merge. PharmAthene’s counsel inquired whether HAQ would consider discussing a possible business combination with PharmAthene. There were no pre-existing relationships between any of our initial stockholders and any insiders of PharmAthene. There are no direct business relations between any of the officers, directors or principal stockholders of HAQ and any of the officers, directors or principal stockholders of PharmAthene. However, counsel to PharmAthene also serves as counsel to a company on which John Pappajohn and Derace Schaffer, MD serve as members of the Board of Directors and of which Wayne Schellhammer is the President and Chief Executive Officer.

On several occasions from October 6, 2006 through the meeting on January 16, 2007, Mr. Pappajohn, Dr. Schaffer and Mr. Kinley held update discussions with, and forwarded information to, Mr. Berger and Mr. Schellhammer so all HAQ directors were apprised of the progress of the negotiations, due diligence and other matters related to the merger with PharmAthene.

On October 6, 2006, at the suggestion of counsel, James Cavanaugh, PhD., a member of the Board of Directors of PharmAthene, spoke by telephone with John Pappajohn, Chairman of the Board of HAQ, and Mr. Kinley, to discuss the status of HAQ and the feasibility of a possible merger between HAQ and PharmAthene.

From October 6, 2006 through January 19, 2007, the Investment Committee of PharmAthene, comprised of Steven. St. Peter, MD, Elizabeth Czerepak and Dr. Cavanaugh, each a member of PharmAthene’s Board of Directors, met via telephone on each Friday to review, among other things, the status of the discussions of the proposed transaction with HAQ.

On October 7, 2006, HAQ commenced its due diligence examination of PharmAthene which continued through January 19, 2007, including reviewing all of PharmAthene’s significant agreements, conducting interviews with management and department heads of PharmAthene and visiting each of the PharmAthene facilities.

On October 12, 2006, at the request of Mr. Pappajohn and Dr. Cavanaugh, Dr. Schaffer, the Chief Executive Officer and Vice Chairman of HAQ, and Mr. Kinley met with David P. Wright and Eric Richman, the President and Executive Vice President, respectively, of PharmAthene, at the offices of PharmAthene’s counsel in New York City to discuss the possibility of a merger.

On October 19, 2006, Mr. Pappajohn joined Mr. Kinley and Dr. Schaffer to meet with Messrs. Wright and Richman at the offices of Bear Stearns in New York. Following the meeting, all four of the participants met with representatives of The Maxim Group, HAQ’s financial advisor, to seek financial counsel as to the advisability of proceeding with a merger transaction with PharmAthene.

On October 25, 2006, HAQ delivered to PharmAthene a draft letter of intent.

On November 2, 2006, PharmAthene retained Bear, Stearns & Co. Inc. to assist and advise PharmAthene in connection with the proposed merger.

On November 4 and 6, 2006, PharmAthene delivered comments to HAQ including suggested revisions to the initial letter of intent.

On November 16, 2006, Mr. Pappajohn met with Ms. Czerepak, a member of PharmAthene’s Board of Directors and Investment Committee to discuss the proposed Merger.

On November 7, 2006, Mr. Pappajohn, Dr. Schaffer and Mr. Kinley met with Messrs. Wright and Richman and representatives from Bear Stearns and counsel of PharmAthene at the offices of Bear Stearns in New York, NY.

On November 9, 2006, Dr. St. Peter met with Mr. Pappajohn in New York.

On November 15, 2006, representatives of PharmAthene, including Messrs. Wright and Richman and counsel to PharmAthene, met with representatives of HAQ, including Messrs, Pappajohn, and Kinley and Dr. Schaffer to negotiate the terms of the letter of intent at the offices of Bear Stearns. Representatives of Bear Stearns were present at the meeting.

On November 16, 2006, the Board of Directors of PharmAthene met at the offices of Bear Stearns in New York City. At the meeting, the terms of the proposed merger as embodied in the then current draft letter of intent with HAQ were described to the Board by counsel. The PharmAthene Board reviewed alternative transactions that could result in the investment of additional capital into PharmAthene. The PharmAthene Board also discussed the affect of the transaction on each class of equity of PharmAthene. Representatives of Bear Stearns presented to the Board their analysis of the transaction from a financial perspective and relative to other options that could be explored by PharmAthene. Although the Board determined that it was favorably disposed to proceed with the transaction, it determined not to act with respect to the letter of intent, pending additional analysis by certain Board members and discussions with certain significant stockholders of PharmAthene as to whether they would support the proposed merger.

From November 4, 2006 through December 12, 2006, representatives of PharmAthene and representatives of HAQ continued to negotiate the terms of the proposed transaction and exchanged various drafts of the letter of intent.

On December 12, 2006, a meeting was held at PharmAthene’s offices in Annapolis, Maryland, at which Messrs. Wright and Richman and John Troyer, Jody Hatch, Jeffrey Jones, Francesca Cook, Wayne Morges, Ph.D., Valerie Riddle, MD, Richard Schoenfeld and Solomon Langermann were present from PharmAthene and Mr. Kinley and Dr. Schaffer and Robert Kaufman were present from HAQ attended.

On December 12, 2006, the Board of Directors of PharmAthene again held a telephonic meeting at which the revised terms of the letter of intent were discussed and a vote taken to approve the letter of intent. The letter of intent was executed by each of PharmAthene and HAQ on December 12, 2006.

From December 12, 2006 through January 12, 2007, PharmAthene and HAQ negotiated the terms of a definitive agreement and plan of merger. During such time, representatives of HAQ conducted due diligence visits to the facilities of PharmAthene in Annapolis, Maryland and in Canada.
On December 19 and 20, 2006, Dr. Schaffer and an outside consultant met with David Wright and visited the offices of PharmAthene’s Canadian subsidiary with Messrs. Wright and Schoenfeld.

On January 12, 2007, copies of the draft Merger Agreement and related documents were distributed to the Board of Directors of PharmAthene for consideration.

On January 14, 2007, copies of the draft Merger Agreement and related documents were distributed to the Board of Directors of HAQ for review and comment.

On January 16, 2007, the Board of Directors of PharmAthene, during a telephonic board meeting, approved the Merger Agreement and approved the presentation of the proposal to merge with HAQ to the stockholders of PharmAthene with its recommendation that the stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby.

On January 16, 2007, the Board of Directors of HAQ, during a telephonic board meeting, approved the Merger Agreement and approved the presentation of the proposal to merge with PharmAthene to the stockholders of HAQ with its recommendation that the stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby.

On January 19, 2007, the Merger Agreement was executed by David Wright on behalf of PharmAthene and John Pappajohn on behalf of HAQ. On January 19, 2007, the requisite majority of all classes of equity of PharmAthene released their irrevocable written consent approving and adopting the Merger Agreement and the Merger.

Interests of HAQ Directors and Officers in the Merger

In considering the recommendation of the Board of Directors of HAQ to vote for the proposals to approve and adopt the Merger Agreement and the Merger, you should be aware that certain members of the HAQ Board have agreements or arrangements that provide them with interests in the Merger that differ from, or are in addition to, those of HAQ stockholders generally. In particular:

• if the Merger is not approved, HAQ will be required to adopt a plan to liquidate and dissolve, and the shares of common stock and warrants held by HAQ’s executive officers and directors will be worthless because HAQ’s executive officers and directors are not entitled to receive any of the net proceeds of HAQ’s IPO that may be distributed upon liquidation of HAQ. HAQ’s executive officers and directors own a total 2,250,000 shares of HAQ common stock that have a market value of $16,515,000 based on HAQ’s share price of $7.34 as of February 7, 2007. HAQ’s executive officers and directors also own a total of 366,900 warrants to purchase shares of HAQ common stock that have a market value of $498,984 based on HAQ’s warrant price of $1.36 as of February 7, 2007. Such warrants were purchased on the open market pursuant to the terms of a 10b5-1 plan. However, as HAQ’s executive officers, Directors and special advisors are contractually prohibited from selling their shares of common stock prior to July 27, 2008, during which time the value of the shares may increase or decrease, it is impossible to determine what the financial impact if the Merger is not approved would be on HAQ’s executive officers and directors; and

• it is currently anticipated that John Pappajohn and Derace M. Schaffer, M.D., both of whom are current Directors of HAQ, will continue as Directors of the combined company.

HAQ’s Reasons for the Merger and Recommendation of the HAQ Board

Based upon its evaluation, our Board of Directors has unanimously approved the Merger with PharmAthene and determined that it is in the best interests of HAQ and our stockholders. No fairness opinion was sought or obtained by our Board of Directors in reaching its determination.

In the prospectus relating to our IPO, we stated our intention to focus our pursuit of a business combination on targets in the healthcare industry and in areas where our management has significant expertise. We believe that the Merger meets these investment objectives.

Our Board of Directors also considered a wide variety of other factors in connection with its evaluation of the Merger. In light of the complexity of those factors, our Board of Directors, as a whole, did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. Individual members of our Board of Directors may have given different weight to different factors.

Our Board of Directors considered the nature of PharmAthene’s business and assets, its current capitalization and resulting operating losses, the extent of the liabilities to be assumed and the factors below, in addition to the various risks discussed in the section entitled “Risk Factors” beginning on page 24, in reaching its determination that the Merger is in the best interests of HAQ’s stockholders and to approve the Merger and enter into the Merger Agreement.

In considering the Merger, our Board of Directors gave consideration to the following positive factors:

•
PharmAthene has a strong presence and commitment to the development of products for use in the defense against agents of biological warfare. We expect the strong development and commercialization capabilities of PharmAthene together with its research capabilities will create an expanded biodefense platform with the possibility for multiple procurement stage products and near term revenue opportunities;

•	PharmAthene is a leading company in the biodefense industry. The biodefense industry is a significant; market in the U.S. and abroad due to the threat of biological warfare;

•	the biodefense industry has been identified by the U.S. government as a priority evidenced by the enactment of Project Bioshield with funding targets of $5.6 billion over 10 years;

•	PharmAthene has two leading products, Valortim and Protexia that may provide significant revenues to the combined company; and

•	PharmAthene has an experienced management team including David P. Wright, Pharmathene’s Chief Executive Officer that has participated in the development and marketing of many successful drug launches.

•	PharmAthene has been awarded U.S. government contracts;

•	PharmAthene’s business strategy;

•	PharmAthene’s financial results, including potential for revenue growth and operating margins;

•	PharmAthene’s competitive position;

•	the industry dynamics, including barriers to entry;

•	the regulatory environment for PharmAthene;

•	acquisition opportunities in the industry;

•	the valuation of comparable companies;

•
the experience of HAQ’s management, in particular, Mr. Pappajohn and Dr. Schaffer, in building, consolidating and investing in similar businesses in the U.S. including relationships HAQ could introduce to PharmAthene to potentially enhance its growth; and

•	the involvement of certain of the stockholders and noteholders of PharmAthene, whom HAQ believes represent strong long term investors with experience in venture transactions and growth companies.

Satisfaction of 80% requirement

We represented in the prospectus relating to our IPO that the business acquired by us in our initial business combination would have a fair market value equal to at least 80% of our net assets at the time of the transaction, including the funds held in the trust account. Based on the financial analysis by our Board of Directors generally in evaluating and approving the acquisition, our Board of Directors determined that the Merger with PharmAthene meets this requirement.

Our Board of Directors has determined that the fair market value of the assets being purchased is between approximately $110 million and $200 million. This determination was based on an analysis of PharmAthene’s current and projected revenue and EBITDA, as compared to other publicly-traded businesses of a similar nature and the acquisition multiples for other similar transactions in the biodefense industry that have recently been publicly announced or completed. In addition, a leveraged buyout/discounted cash flow analysis was performed to determine the present economic value of the assets being acquired. The range of the fair market value exceeds $53.4 million, which is 80% of our net asset value of approximately $70.5 million as of September 30, 2006.

The terms of the Merger were determined based upon arms-length negotiations between HAQ and PharmAthene, who had no prior dealings. Under the circumstances, our Board of Directors believes that the total consideration for the Merger appropriately reflects the fair market value of PharmAthene. In light of the financial background and experience of several members of our management and Board of Directors, our Board also believes it is qualified to determine whether the Merger meets this requirement. Our Board of Directors did not seek or obtain an opinion of an outside fairness or valuation advisor as to whether the 80% test has been met.

United States Federal Income Tax Consequences of the Merger

As the stockholders of HAQ are not receiving any consideration or exchanging any of their outstanding securities in connection with the Merger with PharmAthene and are simply being asked to vote on the matters, it is not expected that the stockholders will have any tax related issues as a result of voting on these matters. However, if you vote against the Merger Proposal and elect a cash conversion of your shares of HAQ into your pro-rata portion of the trust fund and as a result receive cash in exchange for your HAQ shares, there may be certain tax consequences, such as realizing a loss on your investment in HAQ’s shares. WE URGE YOU TO CONSULT YOUR OWN TAX ADVISORS REGARDING YOUR PARTICULAR TAX CONSEQUENCES.

Accounting Treatment of the Merger

The Merger will be accounted for as a reverse acquisition and equity recapitalization, with HAQ treated as the “acquired” company for financial reporting purposes. For accounting purposes, the transaction is being treated as an acquisition of assets and not a business combination because HAQ did not meet the definition of a business under EITF 98-3, Determination Whether a Nonmonetary Transaction Involves Receipt of Productive Assets or of a Business. Accordingly, the transaction has been treated as a capital transaction whereby PharmAthene is issuing stock for the net monetary assets of HAQ, accompanied by a recapitalization.

Regulatory Matters

The Merger and the transactions contemplated by the Merger Agreement are not subject to any federal or state regulatory requirement or approval, and except for filings necessary to effectuate the transactions contemplated by the Merger Proposal and the Certificate of Incorporation Amendment proposal with the Secretary of State of the State of Delaware.

Consequences if Merger Proposal is Not Approved

If the Merger Proposal is not approved by the stockholders, HAQ will not merge with PharmAthene. In addition, HAQ would not effect the Certificate of Incorporation Amendment or adopt the Incentive Plan. In such an event management of HAQ will not have the time, resources or capital available to find a suitable business combination partner before (i) the proceeds in the trust account are liquidated to holders of shares purchased in HAQ’s IPO and (ii) HAQ is dissolved pursuant to the trust agreement, in accordance with HAQ’s amended and restated certificate of incorporation and pursuant to stockholder approval.

If a liquidation were to occur by approximately August 2, 2007, HAQ estimates that approximately $2.0 million in interest would accrue on the amounts that are held in trust through such date, which would yield a trust balance of approximately $72,280,000 or $7.68 per share. This amount, less any liabilities not indemnified by certain members of HAQ’s Board and not waived by HAQ’s creditors, would be distributed to the holders of the 9,400,000 shares of common stock purchased in HAQ’s IPO. HAQ currently estimates that, at the end of January 2007, there would be approximately $250,000 in Delaware franchise tax and state income tax claims which are not indemnified and not waived by such taxing authorities. Thus, HAQ estimates that the total amount available for distribution upon liquidation would be approximately $72,030,000 million or $7.66 per share.

Separately, HAQ estimates that the dissolution process would cost approximately $50,000 to $75,000 and that HAQ would be indemnified for such costs by certain of the HAQ executive officers and directors. Such officers and directors have acknowledged and agreed that such costs are covered by their existing indemnification agreement. We do not believe there would be any claims or liabilities against which certain of HAQ’s executive officers and directors have agreed to indemnify the trust account in the event of such dissolution. In the event that such persons indemnifying HAQ are unable to satisfy their indemnification obligation or in the event that there are subsequent claims such as subsequent non-vendor claims for which such persons have no indemnification obligation, the amount ultimately distributed to stockholders may be reduced even further. However, HAQ currently has no basis to believe there will be any such liabilities or to provide an estimate of any such liabilities. The only cost of dissolution that HAQ is aware of that would not be indemnified against by such officers and directors of HAQ is the cost of any associated litigation.

Required Vote

Approval of the merger proposal will require: (1) that a majority of the shares of our common stock issued in our IPO present in person or by proxy at the special meeting vote in favor of the proposal; and (2) that holders of 20% or more of the shares issued in our initial public offering do not vote against the merger and demand to convert their shares into cash. Assuming the presence of a quorum of more than 50% of the shares of our common stock issued in IPO, the failure to vote, broker non-votes or abstentions will have no effect on the outcome of the vote.

Recommendation

After careful consideration, HAQ’s Board of Directors has determined unanimously that the Merger Proposal is fair to, and in the best interests of, HAQ and its stockholders. HAQ’s Board of Directors has approved and declared advisable the Merger Proposal and unanimously recommends that you vote or give instructions to vote “FOR” the Merger Proposal.

The foregoing discussion of the information and factors considered by the HAQ Board of Directors is not meant to be exhaustive, but includes the material information and factors considered by the HAQ Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE MERGER PROPOSAL.

THE AGREEMENT AND PLAN OF MERGER

The following summary describes the material provisions of the Agreement and Plan of Merger. The provisions of the Merger Agreement are complicated and not easily summarized. This summary may not contain all of the information about the Merger Agreement that is important to you. The Merger Agreement is attached to this proxy statement as Annex A and is incorporated by reference into this proxy statement, and we encourage you to read it carefully in its entirety for a more complete understanding of the Agreement and Plan of Merger.

General

The Agreement and Plan of Merger, sometimes referred to herein as the Merger Agreement, provides that upon the consummation of the Merger, PharmAthene will be merged into PAI Acquisition Corp., a newly formed, wholly-owned subsidiary of HAQ, sometimes referred to herein sometimes as “Merger Sub”. PharmAthene will survive the Merger as a wholly-owned subsidiary of HAQ, and stockholders of PharmAthene will exchange their PharmAthene equity interests for 12,500,000 shares of HAQ common stock thereby becoming equityholders of HAQ and, potentially, milestone payments not to exceed $10,000,000 in the aggregate, while noteholders of PharmAthene will exchange currently-outstanding 8% convertible notes of PharmAthene for new 8% convertible notes of HAQ in the amount of $12,500,000.

The closing of the transactions contemplated by the Merger Agreement will occur promptly after the last of the conditions to the Merger has been satisfied or waived, or at such other time as HAQ and PharmAthene agree. Contemporaneously with or as soon as practicable after that time, HAQ and PharmAthene will file a Certificate of Merger with the Secretary of State of the State of Delaware. The Merger will become effective upon the filing of the Certificate of Merger or at such other time as HAQ and PharmAthene may agree. HAQ and PharmAthene currently expect that the completion of the Merger will take place in the second calendar quarter of 2007. However, because the Merger is subject to stockholder approval and other customary conditions, HAQ and PharmAthene cannot predict exactly when or if the Merger will occur.

Stock Consideration

The shares of HAQ common stock to be allocated to the holders of PharmAthene capital stock in the Merger will be distributed to the holders of PharmAthene capital stock as follows:

•  the holders of PharmAthene common stock will receive, on a pro rata basis (determined based on the number of shares of PharmAthene common stock held by such holder and the number of PharmAthene options and warrants assumed) divided among the holders thereof, 5.0096% of the total number of shares of HAQ common stock allocated in the Merger to the holders of PharmAthene capital stock;

•  the holders of PharmAthene Series A Convertible Preferred Stock will receive, on a pro rata basis (determined based on the number of shares of PharmAthene Series A Convertible Preferred Stock held by such holder) divided among the holders thereof, 15.0824% of the total number of shares of HAQ common stock allocated in the Merger to the holders of PharmAthene capital stock;

•  the holders of PharmAthene Series B Convertible Preferred Stock will receive, on a pro rata basis (determined based on the number of shares of PharmAthene Series B Convertible Preferred Stock held by such holder) divided among the holders thereof, 44.3311% of the total number of shares of HAQ common stock allocated in the Merger to the holders of PharmAthene capital stock;

•  the holders of PharmAthene Series C Convertible Preferred Stock will receive, on a pro rata basis (determined based on the number of shares of PharmAthene Series C Convertible Preferred Stock held by such holder) divided among the holders thereof, 31.7145% of the total number of shares of HAQ common stock allocated in the Merger to the holders of PharmAthene capital stock.

At the effective time of the Merger, all options to purchase shares of PharmAthene stock then outstanding under the PharmAthene, Inc. 2002 Long-Term Incentive Plan (as amended, the “PharmAthene Plan”) or issued under any other agreement, whether vested or unvested, shall be assumed by HAQ. The per-share exercise price for the shares of HAQ common stock issuable upon exercise of such assumed outstanding PharmAthene option will be equal to the quotient determined by dividing the exercise price per share of PharmAthene common stock at which such outstanding PharmAthene option was exercisable immediately prior to the closing of the Merger by the share exchange ratio, and rounding the resulting exercise price up to the nearest whole cent. PharmAthene has, as of the date hereof, options and warrants to acquire 9,625,197 shares of its common stock. The share exchange ratio for the options and warrants is .0502. In summary, HAQ shall grant 482,800 options and warrants with an average exercise price of $___ per share in exchange for all of the PharmAthene options and warrants assumed by HAQ.

As of February 7, 2007, there were 11,650,000 shares of HAQ common stock outstanding. The fully diluted number of shares of common stock, assuming the exercise of all outstanding warrants to purchase HAQ common stock, was 21,050,000 as of February 7, 2007 (but excluding the warrants underlying the unit purchase option). Assuming no change in HAQ capitalization between the date of the Merger Agreement and the closing of the Merger, 12,500,000 million shares of HAQ common stock would be allocated to the PharmAthene equityholders in the manner described above.

The holders of more than 80% of the common stock, 100% of the preferred stock and $11,625,000 principal amount of the 8% convertible noteholders of PharmAthene have executed an Allocation Agreement evidencing their acceptance of the foregoing allocations of the Merger. The foregoing allocation may be revised to reflect the exercise or termination of warrants or options to purchase PharmAthene common stock which occurs after the date of the Merger Agreement and prior to the closing of the Merger. Additionally, the 12,500,000 shares of HAQ common stock issued as merger consideration will be subject to adjustment to the extent that the stockholders of HAQ owning more than 5% of the outstanding HAQ Common Stock exercise their conversion rights, the number of shares of HAQ common stock comprising the stock consideration shall be adjusted upward by the product of (x) the number (as a percentage) that is the difference between the percentage of HAQ common stock that is converted and 5% and (y) 2.25 million.

Other than warrants to purchase 263,296 shares of common stock of PharmAthene, all warrants to purchase shares of PharmAthene capital stock will be cancelled immediately prior to the closing of the Merger. After taking into account this termination of warrants and assuming that all other currently outstanding warrants to purchase shares of PharmAthene common stock and all options to purchase shares of PharmAthene common stock are exercised to the maximum extent allowable, there would be 22,108,669 shares of PharmAthene common stock outstanding immediately prior to the Merger. No additional shares of HAQ common stock will be issued as a result of such conversion and/or exercise.

It is expected that, immediately prior to the Merger, there will be 16,442,000 shares of PharmAthene Series A Convertible Preferred Stock outstanding, 30,448,147 shares of PharmAthene Series B Convertible Preferred Stock outstanding, and 17,538,133 shares of PharmAthene Series C Convertible Preferred Stock outstanding.

Based on the foregoing, and assuming no changes thereto, as a result of the Merger, the shares of PharmAthene common stock would convert into approximately 626,200 shares of HAQ common stock, the shares of PharmAthene Series A Convertible Preferred Stock would convert into approximately 1,885,300 shares of HAQ common stock, the shares of PharmAthene Series B Convertible Preferred Stock would convert into approximately 5,541,388 shares of HAQ common stock, and the shares of PharmAthene Series C Convertible Preferred Stock would convert into approximately 3,964,313 shares of HAQ common stock. 482,800 shares of common stock of HAQ will be reserved for issuance upon exercise of PharmAthene options and warrants that will be assumed in the Merger as described below.

The actual number of shares of HAQ common stock to be paid to the holders of each class and series of PharmAthene stock will change only if the 5% contingency described above occurs between the date of the Merger Agreement and the closing of the Merger. In addition, the number of outstanding shares of PharmAthene’s common stock, Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or Series C Convertible Preferred Stock could change upon the occurrence of certain events including, but not limited to, (i) the exercise of warrants to purchase shares of either common stock or Series C Convertible Preferred Stock, (ii) the exercise of options to purchase common stock, or (iii) the conversion of shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or Series C Convertible Preferred Stock into PharmAthene common stock.

At the closing, all series of preferred stock of PharmAthene will be surrendered for conversion, all warrants held by the holders of the PharmAthene preferred stock will be terminated, and related agreements previously entered into by the holders of the preferred stock and PharmAthene will be terminated.

All of the noteholders of PharmAthene will surrender their notes for exchange into the new 8% notes of HAQ.

All registration rights, security agreements and any other agreement related to the preferred stock and notes of PharmAthene entered into by the holders of the preferred stock and /or noteholders will be terminated.

No fractional shares of HAQ common stock will be issued in the Merger. All fractional shares of HAQ common stock to be distributed to an individual stockholder of PharmAthene will be aggregated before determining whether a fractional share remains. Any remaining fractional shares that would otherwise be issuable in the Merger will be paid in cash.

8% Convertible Notes to be Issued and Note Exchange Agreement

Pursuant to the terms of the Merger Agreement, we have agreed to issue new 8% convertible notes to the holders of PharmAthene’s outstanding 8% convertible notes. The new notes will be in the aggregate principal amount of $12,500,000 and will replace the existing PharmAthene notes in the principal amount of $11,800,000 (plus accured interest). The new notes will be obligations of HAQ, not PharmAthene.

The new notes will be issued, pursuant to the terms of a Note Exchange Agreement and the PharmAthene notes will be cancelled, as well as all existing agreements related to such notes. Unless waived by HAQ, it is a condition to closing that all of the existing PharmAthene notes be cancelled at closing.

The new 8% convertible notes will accrue interest at 8% per annum (based upon a 360 day year), except, after an event of default, the interest rate will increase to 12% per annum. Such interest shall only be payable upon repayment of the notes. Prior to the payment of interest upon repayment, interest shall accrue at the applicable interest rate and be payable by way of inclusion of the interest in the “conversion amount” as defined in the notes. The maturity date for payment of all principal and interest on the new notes is two years from the date of closing.

The principal amount of the notes and any accrued interest are convertible into shares of HAQ’s common stock at the option of the holders at any time based upon an initial conversion rate of $10.00 per share. The noteholder is required to provide us with a written notice of the amount of his/her/its note to be converted. If we fail to deliver a share certificate to the holder requesting conversion within seven business days of the request to convert, we may incur a penalty equal to 1.5% per day of the product of the number of shares being requesting and the closing sale price of our common stock on the day of the request for conversion.

The conversion rate is not subject to adjustment except for certain corporate events such as stock splits, dividends and the like. There are no “price protection” adjustments which otherwise would require an adjustment in the conversion ratio as a result of the sale or issuance by us of shares of our common stock.

Upon a “change of control” as defined in the notes, noteholders may require HAQ to redeem all (but not less than all) of their notes for a price equal to the principal amount then outstanding, together with accrued and unpaid interest with respect to such principal and any accrued and unpaid late charges with respect to such principal and interest, provided, however, that at least two-thirds of the aggregate principal amount of the notes then outstanding submit optional change of control redemption notices.

A “change of control” generally means (1) HAQ shall (a) a consolidate or merge with or into another person or subsidiary of another person in which the beneficial owners of HAQ then outstanding voting securities immediately prior to such transaction beneficially own securities representing 50% or more of the aggregate voting power of then outstanding voting securities of the resulting or acquiring corporation (or any parent thereof), or their equivalent if other than a corporation, or (b) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the HAQ to another person, or (c) be the subject of a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of common stock (not including any shares of common stock held by the person or persons making or party to, or associated or affiliated with the persons making or party to, such purchase, tender or exchange offer), or (d) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person whereby such other person or parent of such other person acquires more than the 50% of the outstanding shares of common stock (not including any shares of common stock held by the other person or other persons making or party to, or associated or affiliated with the other persons making or party to, such stock purchase agreement or other business combination), (2) any time the HAQ’s continuing directors do not constitute a majority of the HAQ’s Board of Directors (or, if applicable, a successor entity”), or (3) a termination of trading.

Upon a “significant transaction” as defined in the notes, noteholders may require HAQ to redeem all (but not less than all) of their notes for a price equal to the principal amount then outstanding, together with accrued and unpaid interest with respect to such principal and any accrued and unpaid late charges with respect to such principal and interest. A “significant transaction” generally means any “fundamental transaction” as defined in the note or other corporate transaction, or series of transactions, (including but not limited to, any acquisition, disposition, merger, license or collaboration, joint venture, financing or securities offering) that would result in either (x) the issuance of common stock and/or convertible securities that would exceed 40% of the Common Stock outstanding prior to the transaction or (y) the payment or receipt of cash or other consideration of in excess of $25 million, unless such transaction has been approved by the two-thirds of the aggregate principal amount of the notes then outstanding.

Commencing upon the 12 month anniversary of issuance, we can prepay the notes, in full or in part, on not less than 30 days’ but not more than 60 days’ prior notice after the one year anniversary of the merger, during which time the note holders can convert their notes into our common stock at the then current conversion price. If we seek to prepay the notes, we are required to pay the principal amount and all accrued interest. If we send out a notice to the holders stating that we are redeeming the notes, and then fail to pay the redemption price within five business days of the date set for redemption, the holders can request that we re-issue the notes surrendered for redemption or conversion and we will be required to reduce the conversion price of the note to equal to the lowest closing bid price of our common stock during the redemption period.

Under the terms of these agreements, the noteholders have a right to designate three persons on our Board of Directors for so long as at least 30% of the original principal amount of the notes remains outstanding. This is one of the reasons we are requesting, as part of Proposal 2, to amend our certificate of incorporation. See Proposal 2 beginning on page 73 for a further discussion of this right.

Each of the noteholders will be entitled to the rights under the Registration Rights Agreement, as discussed below. In addition to the rights granted under the Registration Rights Agreement, we have agreed that the noteholders will be entitled to certain “penalty” provisions for the failure by us to satisfy the obligations under the Registration Rights Agreement. If we fail to file a registration statement within sixty days after closing of the Merger or fail to obtain an order of effectiveness within one hundred eighty days of closing, there will be imposed a penalty of 1% of the aggregate amount of the notes ($125,000) for each such failure. Further, we will incur a further penalty of 1% of the principal amount of the notes for every thirty days that such failure continues or for any period in excess of two days after effectiveness that the holders cannot avail themselves of the use of the registration statement.

We have agreed to reserve for issuance a number of shares equal to 120% of the total number of shares issuable upon conversion at the then current conversion rate. If we fail to maintain the required reserve amount, we are obligated to obtain stockholder approval to increase our authorized shares within seventy-five days.

We agreed with the noteholders that we would file a listing application with AMEX for the listing of the shares of our common stock issuable upon conversion of the notes.

Upon an event of default the principal and accrued interest becomes due and payable. As defined under the notes, an event of default includes the following events:

•  HAQ’s failure to pay to the holder any amount of principal when and as due;

•  HAQ’s failure to pay to the holder any amount of interest, late charges or other amounts when and as due under the Note if such failure continues for a period of at least thirty business days;

•  any acceleration prior to maturity of any indebtedness of the definition thereof of HAQ or any of our subsidiaries which individually or in the aggregate is equal to or greater than $250,000 principal amount of indebtedness;

•  HAQ or any of our material subsidiaries, (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official, (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due;

•  a court of competent jurisdiction enters an order or decree under any bankruptcy law that is not vacated, set aside or reversed within sixty (60) days that (A) is for relief against HAQ or any of our material subsidiaries in an involuntary case, (B) appoints a custodian or any of its material subsidiaries or (C) orders the liquidation of HAQ or any of our material subsidiaries;

•  a final judgment or judgments for the payment of money aggregating in excess of $5,000,000 are rendered against HAQ or any of our Subsidiaries and which judgments are not, within sixty days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $5,000,000 amount set forth above so long as HAQ provides the holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the holder) to the effect that such judgment is covered by insurance or an indemnity and HAQ will receive the proceeds of such insurance or indemnity within sixty days of the issuance of such judgment;

•  HAQ breaches any covenant or agreement or materially breaches any representation or warranty in any of the Notes, the Note Exchange Agreement or Registration Rights Agreement and such breach continues for a period of at least thirty days after written notice thereof from one or more Holders to HAQ; or

if at any time while at least thirty percent (30%) of the original aggregate principal amount of the notes outstanding (x) the Board of Directors fails to include three Directors designated by the noteholders or (y) without the consent of the persons then serving as noteholder directors, the Board of Directors exceeds seven directors, or the compensation committee or nominating committee (or other committees serving similar functions) exceeds three members, or (z) the noteholder directors are not afforded the right to appoint two members of each of the compensation committee and nominating committee (or committees serving similar functions). See Proposal 2 beginning on page 73 for a more detailed description.

Milestone Payments

Pursuant to the terms of the Merger Agreement, HAQ has agreed that the PharmAthene stockholders (including the holders of common stock, options and warrants) would be entitled to additional consideration equal to 10% of the actual collections on gross sales of Valortim to the United States federal government (or a department thereof) until the earlier of (A) December 31, 2009, or (B) total aggregate milestone payments to such holders equal $10 million. The Milestone Payments are conditioned upon receipt by PharmAthene of an award, procurement or other contract (x) on or before December 31, 2007; (y) which provides for a procurement by the U.S. government (or a department thereof) of doses or treatments equal to or greater than 60,000; and (z) with a total contract value of $150 million or more. If these conditions are not satisfied, no Milestone Payments will be paid or due. Any Milestone Payments owed will be determined, in arrears, by HAQ within forty-five days of the end of each fiscal quarter based on actual collections from the U.S. government (or a department thereof) of gross sales, and will be paid within three business days of such determination.

Effect of Merger on PharmAthene Options and Warrants

At the effective time of the Merger, all options to purchase shares of PharmAthene stock then outstanding under the PharmAthene, Inc. 2002 Long-Term Incentive Plan (as amended, the “PharmAthene Plan”) or issued under any other agreement, whether vested or unvested, shall be assumed by HAQ. Each such outstanding PharmAthene option so assumed by HAQ shall continue to have, and be subject to, the same terms and conditions set forth in the PharmAthene Plan, option agreements thereunder and other relevant documentation in existence immediately prior to the Merger, except that each such outstanding PharmAthene option will be converted into an option to purchase that number of shares of HAQ common stock calculated by multiplying the number of PharmAthene shares underlying such outstanding PharmAthene option by the share exchange ratio and rounding to the nearest whole share of HAQ common stock. The per-share exercise price for the shares of HAQ common stock issuable upon exercise of such assumed outstanding PharmAthene option will be equal to the quotient determined by dividing the exercise price per share of PharmAthene common stock at which such outstanding PharmAthene option was exercisable immediately prior to the closing of the Merger by the share exchange ratio, and rounding the resulting exercise price up to the nearest whole cent. PharmAthene has, as of the date hereof, options and warrants to acquire 9,625,197 shares of its common stock. The share exchange ratio for the options is .0502. As a consequence, HAQ shall grant 482,800 options and warrants with an average exercise price of $___ per share in exchange for all of the PharmAthene options assumed by HAQ.

Except for 263,296 warrants for shares of PharmAthene common stock, all other warrants will be terminated. These remaining warrants will be converted into warrants to acquire HAQ common stock and adjusted to reflect the .0502 ratio.

HAQ has agreed to establish a new incentive plan containing terms no less favorable to holders of outstanding PharmAthene options and HAQ shall reserve for issuance under such plan a sufficient number of shares of HAQ common stock for delivery upon exercise of outstanding PharmAthene options assumed by HAQ under the Merger Agreement, as well as an additional 3,000,000 shares of HAQ common stock. See Proposal 3 beginning on page 76 for description of the Incentive Plan.

Unless provided for in the option grant or PharmAthene Plan, the vesting of each outstanding PharmAthene option will not automatically accelerate pursuant to its terms as a result of, or in connection with, the transactions contemplated hereby.

Representations and Warranties of the Parties

The Merger Agreement contains customary representations and warranties made by each of HAQ and Merger Sub on the one hand, and PharmAthene on the other, regarding various aspects of their respective businesses, financial condition and structure, as well as other facts pertinent to the Merger. These representations and warranties are subject to materiality, knowledge and other similar qualifications in many. The representations and warranties of each of the parties have been made solely for the benefit of the other party and those representations and warranties should not be relied on by any other person, except as specifically permitted in the documents relating to the Merger. In addition, those representations and warranties may be intended not as statements of actual fact, but rather as a way of allocating risk between the parties, may have been modified by the disclosure schedules attached to the Merger Agreement, are subject to the materiality standard described in the Merger Agreement, which may differ from what may be viewed as material by you, and were made only as of the date of the Merger Agreement or another date as specified in the Merger Agreement.

The representations and warranties made by HAQ and PharmAthene to each other in the Merger Agreement include representations and warranties relating to the following matters (in some cases, made by one party only, and also made in certain instances with respect to their respective subsidiaries), among others:

•  corporate organization, existence, good standing and power and authority;

•  corporate authorization to enter into and carry out the obligations contained in the Merger Agreement and the valid and binding nature of such obligations;

•  absence of any conflict or violation of the corporate charter and bylaws, any applicable legal requirements, or any agreements with third parties, as a result of entering into and carrying out the obligations contained in the Merger Agreement;

•  capital structure and the absence of restrictions or encumbrances with respect to capital stock;

•  corporate organization, qualifications to do business and corporate standing of subsidiaries;

•  ownership of, and absence of restrictions or encumbrances with respect to, the capital stock of subsidiaries;

•  litigation;

•  financial statements;

•  internal accounting controls and disclosure controls and procedures;

•  absence of undisclosed liabilities;

•  absence of certain changes since December 31, 2005;

•  intellectual property;

•  taxes and tax returns;

•  title to assets and properties;

•  leases of intangible or personal property;

•  owned and leased real property;

•  material contracts and the absence of breaches of material contracts;

•  compensation of employees; absence of collective bargaining arrangements and labor liability as a result of the Merger;

•  benefit plans;

•  labor relations;

•  transactions with affiliates;

•  insurance;

•  permits, licenses, franchise and approvals;

•  compliance with applicable laws;

•  environmental matters;

•  governmental regulatory matters, including FDA rules and regulations;

•  entitlements to any broker’s, finder’s, or other similar fees, commissions or expenses in connection with the transactions contemplated by the Merger Agreement;

•  absence of certain business practices;

•  restrictions on business activities;

•  inapplicability of state takeover statutes;

•  maintenance of books and records; and

•  disclosure.

Covenants and Agreements

Operating Covenants

Under the Merger Agreement PharmAthene has agreed, until the closing of the Merger, except with the prior written consent of HAQ or as scheduled in the Merger Agreement, to not:

•  amend its certificate of incorporation or bylaws or equivalent organizational documents;

•  except for the issuance of stock options under the PharmAthene Plan to employees and consultants of PharmAthene, issue, deliver, sell, pledge, dispose of or encumber, or authorize or commit to the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest (including, but not limited to, stock appreciation rights or phantom stock), of PharmAthene;

•  declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

•  acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division or line of business;

•  modify its current investment policies or investment practices in any material respect except to accommodate changes in applicable law;

•  except as permitted, transfer, sell, lease, mortgage, or otherwise dispose of or subject to any Lien any of its assets, including capital stock; and (ii) equipment and property no longer used in the operation of PharmAthene’s business) other than in the ordinary course of business consistent with past practice;

•  except as may be required as a result of a change in law or in generally accepted accounting or actuarial principles, make any change to the accounting practices or principles or reserving or underwriting practices or principles used by it;

•  settle or compromise any pending or threatened suit, action or claim (other than the payment of health benefit claims on behalf of customers of PharmAthene) involving a payment by PharmAthene in excess of $100,000;

•  adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of PharmAthene;

•  fail to use commercially reasonable efforts to maintain in full force and effect the existing insurance policies covering PharmAthene or its properties, assets and businesses or comparable replacement policies;

•  authorize or make capital expenditures in excess of $250,000;

•  make any material tax election or settle or compromise any material federal, state, local or foreign tax liability, change any annual tax accounting period, change any material method of tax accounting, enter into any closing agreement relating to any tax, or surrender any right to claim a tax refund or (ii) consent, without providing advance notice to HAQ, to any extension or waiver of the limitations period applicable to any Tax claim or assessment;

•  reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock, stock options or debt securities;

•  repay or retire any indebtedness for borrowed money or repurchase or redeem any debt securities;

•  incur any indebtedness for borrowed money (including pursuant to any commercial paper program or credit facility of PharmAthene) or issue any debt securities;

•  assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans, advances or capital contributions to, or investments in, any other person, other than providers of PharmAthene in the ordinary course of business consistent with past practice;

•  enter into or renew, extend, materially amend or otherwise materially modify (i) any material contract of PharmAthene, or (ii) any other contract or agreement (with “other contract or agreement” being defined for the purposes of this subsection as a contract or agreement which involves PharmAthene incurring a liability in excess of $250,000 and which is not terminable by PharmAthene without penalty upon one year or less notice);

•  increase the compensation or fringe benefits of any of its directors, officers or employees, except for increases in salary or wages of officers and employees of PharmAthene in the ordinary course of business in accordance with past practice, or grant any severance or termination pay not currently required to be paid under existing severance plans or enter into, or amend, any employment, consulting or severance agreement or arrangement with any present or former director, officer or other employee of PharmAthene, or establish, adopt, enter into or amend or terminate any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, welfare, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any directors, officers or employees, except for any plan amendments to comply with Section 409A of the Internal Revenue Internal Revenue Code (provided that any such amendments shall not materially increase the cost of such plan to PharmAthene);

•  grant any license with respect to intellectual property other than non-exclusive licenses granted in the ordinary course of business;

•  take any action or omit to take any action that would reasonably be expected to cause any intellectual property used or held for use in its business to become invalidated, abandoned or dedicated to the public domain;

•  take or fail to take any action that would prevent the Merger from qualifying as reorganization within the meaning of Section 368(a) of the Internal Revenue Internal Revenue Code;

•  effectuate a “plant closing” or “mass layoff” as those terms are defined in the Worker Adjustment and Retraining Notification Act (WARN), affecting in whole or in part any site of employment, facility, operating unit or employee of PharmAthene;

•  pay, discharge or satisfy any claims, liabilities or obligations (absolute accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business and consistent with past practice, of liabilities reflected or reserved against in the financial statements of PharmAthene or incurred in the ordinary course of business and consistent with past practice;

•  enter into any transaction with, or enter into any agreement, arrangement, or understanding with any of PharmAthene’s affiliates that would be required to be disclosed pursuant to Item 404 of SEC Regulation S-K; or

•  take, or offer or propose to take, or agree to take in writing or otherwise, any of the actions described above or any action which would result in any of the conditions to the Merger not being satisfied or would materially delay the closing of the Merger.

Also under the Agreement and Plan of Merger, HAQ has agreed, until the closing of the Merger that, except with the prior written consent of PharmAthene, to not:

•  amend the HAQ charter or bylaws or equivalent organizational documents;

•  issue, deliver, sell, pledge, dispose of or encumber, or authorize or commit to the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest (including, but not limited to, stock appreciation rights or phantom stock), of HAQ;

•  declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

•  acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division or line of business;

•  modify its current investment policies or investment practices in any material respect except to accommodate changes in applicable law;

•  transfer, sell, lease, mortgage, or otherwise dispose of or subject to any Lien any of its assets, including capital stock other than in the ordinary course of business consistent with past practice;

•  except as may be required as a result of a change in law or in generally accepted accounting or actuarial principles, make any change to the accounting practices or principles or reserving or underwriting practices or principles used by it;

•  settle or compromise any pending or threatened suit, action or claim involving a payment by HAQ in excess of $100,000;

•  adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of HAQ;

•  fail to use commercially reasonable efforts to maintain in full force and effect the existing insurance policies covering HAQ or its properties, assets and businesses or comparable replacement policies;

•  authorize or make capital expenditures;

•  make any material tax election or settle or compromise any material federal, state, local or foreign tax liability, change any annual tax accounting period, change any material method of tax accounting, enter into any closing agreement relating to any tax, or surrender any right to claim a tax refund

•  consent, without providing advance notice to PharmAthene, to any extension or waiver of the limitations period applicable to any tax claim or assessment;

•  reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock, stock options or debt securities;

•  repay or retire any indebtedness for borrowed money or repurchase or redeem any debt securities;

•  incur any indebtedness for borrowed money or issue any debt securities;

•  assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans, advances or capital contributions to, or investments in, any other person, other than providers of HAQ in the ordinary course of business consistent with past practice;

•  enter into or renew, extend, materially amend or otherwise materially modify (i) any HAQ material contract, or (ii) any other contract or agreement incurring a liability in excess of $250,000 and which is not terminable by HAQ without penalty upon one year or less notice;

•  increase the compensation or fringe benefits of any of its directors, officers or employees, except for increases in salary or wages of officers and employees of HAQ in the ordinary course of business in accordance with past practice, or grant any severance or termination pay not currently required to be paid under existing severance plans or enter into, or amend, any employment, consulting or severance agreement or arrangement with any present or former director, officer or other employee of HAQ, or establish, adopt, enter into or amend or terminate any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, welfare, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any directors, officers or employees, except for any plan amendments to comply with Section 409A of the Internal Revenue Code (provided that any such amendments shall not materially increase the cost of such plan to HAQ);

•  take or fail to take any action that would prevent the Merger from qualifying as reorganization within the meaning of Section 368(a) of the Internal Revenue Code;

•  pay, discharge or satisfy any claims, liabilities or obligations (absolute accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business and consistent with past practice, of liabilities reflected or reserved against in the financial statements of HAQ or incurred in the ordinary course of business and consistent with past practice;

•  enter into any transaction with, or enter into any agreement, arrangement, or understanding with any of HAQ’s affiliates that would be required to be disclosed pursuant to Item 404 of SEC Regulation S-K.

Board of Directors

Prior to the Effective Time, HAQ agreed to take all necessary action so that, effective at the closing, the Board of Directors of HAQ shall be reconstituted and pursuant to the HAQ charter and bylaws, be fixed at a total of seven persons, and be comprised as follows: (i) PharmAthene shall designate four persons (one of whom shall be the current Chief Executive Officer of PharmAthene); (ii) HAQ shall designate two persons; and (iii) PharmAthene and HAQ shall designate one person mutually acceptable to both of them. This is one of the reasons we are submitting Proposal 2 to our stockholders for a vote. See Proposal 2 beginning on page 73.

No Solicitation

Under the Merger Agreement, PharmAthene and HAQ have agreed that from the date of the Merger Agreement until the closing or termination of the Merger Agreement, neither they nor any of their respective officers and directors shall, and that they shall use their respective commercially reasonable efforts to cause their respective employees, agents and representatives (including any investment banker, attorney or accountant retained by it) not to, directly or indirectly, (i) initiate, solicit, encourage or knowingly facilitate any inquiries or the making of any proposal or offer with respect to, or a transaction to effect, a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving it or any purchase, transfer or sale of the assets of it, or any purchase or sale of, or tender or exchange offer for, its voting securities that (any such proposal, offer or transaction (other than a proposal or offer made by the other party to the Merger Agreement or an affiliate thereof) being hereinafter referred to as an “Acquisition Proposal”), (ii) have any discussions with or provide any confidential information or data to any person relating to an Acquisition Proposal, or engage in any negotiations concerning an Acquisition Proposal, or knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal, (iii) approve or recommend, or propose publicly to approve or recommend, any Acquisition Proposal or (iv) approve or recommend, or propose to approve or recommend, or execute or enter into, any letter of intent, agreement in principle, merger agreement, asset purchase or share exchange agreement, option agreement or other similar agreement related to any Acquisition Proposal or propose or agree to do any of the foregoing.

Access to Information

Each of PharmAthene and HAQ has agreed to give the other, its counsel, accountants and other representatives, reasonable access during normal business hours during the period prior to the closing, to the properties, books, records and personnel of the other to obtain all information concerning the business, including the status of product development efforts, properties, results of operations and personnel of the other, as such party may reasonably request.

Public Announcements

PharmAthene and HAQ have agreed to a joint communications plan and each party agreed to (a) ensure that all press releases and other public statements and communications (including any communications that would require a filing under Rule 425, Rule 165 and Rule 166 of the Securities Act or Rule 14a-12 of the Exchange Act) with respect to the Merger Agreement and the transactions contemplated thereby shall be consistent with such joint communications plan and (b) unless otherwise required by applicable law or by obligations pursuant to any listing agreement with or rules of any securities exchange, PharmAthene will consult with HAQ for a reasonable time before issuing any press release or otherwise making any public statement or communication (including any communication that would require a filing under Rule 425, Rule 165 and Rule 166 of the Securities Act or Rule 14a-12 of the Exchange Act). HAQ and PharmAthene have also agreed to consult with each other prior to the release of any press release of PharmAthene or any such public statement or communication by PharmAthene, with respect to the Merger Agreement or the transactions contemplated hereby. In addition to the foregoing, except to the extent required by applicable law, HAQ and PharmAthene agreed not to issue any press release or otherwise make any public statement or disclosure concerning the other party or the other party’s business, financial condition or results of operations without the consent of the other party.

Other Agreements

Additionally, HAQ and PharmAthene have agreed to use commercially reasonable efforts to obtain necessary consents and approvals in connection with the Merger Agreement, and to list the HAQ common stock issued as merger consideration (including shares issuable upon conversion of the 8% convertible notes) for trading on the AMEX. The parties believe there are no unordinary consents to be obtained.

Operations After the Merger

Following the Merger, PharmAthene will continue its operations as a wholly owned subsidiary of HAQ. The stockholders of PharmAthene will become stockholders of HAQ, and their rights as stockholders will be governed by the HAQ amended and restated certificate of incorporation, the HAQ bylaws, and the laws of the State of Delaware.

Conditions to the Completion of the Merger

The obligations of HAQ and PharmAthene to complete the Merger are subject to the satisfaction or waiver of specified conditions before completion of the Merger, including the following:

Conditions to HAQ’s and PharmAthene’s obligations to consummate the Merger:

The respective obligations of each of HAQ and PharmAthene to consummate the Merger are subject to the satisfaction of, or waiver of, the following conditions:

•  the receipt of HAQ stockholder approval;

•  the receipt of PharmAthene stockholder approval (which has been obtained and is irrevocable);

•  holders of the outstanding notes of PharmAthene shall have executed the Note Exchange Agreement;

•  the outstanding classes of preferred stock of PharmAthene, as well as related warrants and side agreements are terminated in full; and

•  the absence of any order or injunction preventing consummation of the merger.

Conditions to HAQ’s obligations:

The obligation of HAQ to consummate the Merger is further subject to the following conditions, among others:

•  the representations and warranties made by PharmAthene must be true and correct in all material respects;

•  PharmAthene must have performed in all material respects all obligations required to be performed by it under the terms of the Merger Agreement;

•  there must not have occurred since the date of the Merger Agreement any material adverse effect on PharmAthene’s financial condition or business; and

•  PharmAthene shall have delivered to HAQ executed termination agreements from the holders of the PharmAthene preferred stock and noteholders whereby the holders of such securities terminate all rights under any agreements entered into by PharmAthene and such preferred stockholders and noteholders.

Conditions to PharmAthene’s obligations:

The obligation of PharmAthene to consummate the Merger is further subject to the following conditions, among others:

•  the representations and warranties made by HAQ and Merger Sub must be true and correct in all respects;

•  HAQ and Merger Sub must have performed in all material respects all obligations required to be performed by it under the terms of the Merger Agreement;

•  there must not have occurred since the date of the Merger Agreement any material adverse effect on the financial condition or business of HAQ or Merger Sub;

•  the HAQ certificate of incorporation shall have been amended and restated to provide for board designee rights of the 8% convertible noteholders; and

•  the 12,500,000 shares of HAQ common stock issuable in the Merger and the shares into which the new 8% convertible notes to be issued in the Merger may be converted shall have been accepted for listing on the American Stock Exchange.

Materiality and Material Adverse Effect

Certain of the representations and warranties are qualified by materiality or material adverse effect. For the purposes of the Merger Agreement, a material adverse effect on an entity means any change, effect, event, occurrence or state of facts which is, or is reasonably expected to be, materially adverse to the business, financial condition, results of operations or prospects of such party and its subsidiaries, taken as a whole, other than any change, effect, event or occurrence relating to (i) the economy or securities markets of the U.S. or any other region in general or (ii) the Merger Agreement or the transactions contemplated thereby or the announcement thereof or otherwise as contemplated by the Merger Agreement or disclosed thereunder.

Termination

The Merger Agreement may be terminated at any time prior to the completion of the Merger, whether before or after receipt of stockholder approval, by mutual written consent of HAQ, Merger Sub and PharmAthene.

Either HAQ or PharmAthene may terminate the Merger Agreement if:

• the Merger is not consummated on or before August 3, 2007; or

• any permanent injunction or other order of a court or other competent authority preventing the consummation of the Merger shall have become final and nonappealable; or

•  if during any 15-day trading period following the execution of the Merger Agreement and before its consummation, the average trading price of the publicly-traded warrants of HAQ is below $0.20 per warrant.

PharmAthene may terminate the Merger Agreement if:

•  prior to the closing date there shall have been a material breach of any representation, warranty, covenant or agreement on the part of HAQ or Merger Sub, subject to certain conditions and a right to cure (within proscribed notice periods); or

•  any of the conditions to the consummation of the Merger shall have become incapable of fulfillment; or

•  HAQ has not held its Special Meeting of Stockholders to approve the Merger within thirty-five (35) days of approval of the proxy statement by the SEC; or

•   HAQ’s Board of Directors has withdrawn or changed its recommendation to it stockholders regarding the Merger; or

•  more than 20% of the holders of the shares issued in HAQ’s IPO entitled to vote on the Merger elect to convert such shares into cash from the trust fund.

HAQ may terminate the Merger Agreement if:

•  prior to the closing date there shall have been a material breach of any representation, warranty, covenant or agreement on the part of PharmAthene, subject to certain conditions and a right to cure, as further described below; or

•  any of the conditions to the consummation of the Merger shall have become incapable of fulfillment; or

•  necessary consents, individually or in the aggregate contain any burdensome terms or conditions which have a material adverse effect on PharmAthene or HAQ.

If permitted under applicable law, either HAQ or PharmAthene may waive conditions for their own respective benefit and consummate the Merger, even though one or more of these conditions have not been met. We cannot assure you that all of the conditions will be satisfied or waived or that the Merger will occur.

If certain deadlines set forth in the Merger Agreement are not met, and if prior to the closing date there shall have been a material breach of any representation, warranty, covenant or agreement on the part of either party contained in the Merger Agreement or any representation or warranty of either party contained in the Merger Agreement shall have become untrue after the date of the Merger Agreement, which breach or untrue representation or warranty cannot be cured as described in the Merger Agreement, then the non-terminating party may be liable to the other for a termination fee of $250,000 which in the case of PharmAthene, is limited to all cash held outside of HAQ’s trust fund.

Indemnification of Claims and Escrow of Shares

Under the terms of the Merger Agreement the stockholders, optionholders and warrantholders of PharmAthene agreed to indemnify HAQ for the breach of any representations or warranties or covenants by PharmAthene. 1,375,000 shares from the merger consideration will be placed into escrow which shares will be used to satisfy any claims. The indemnification is subject to a limitation that we incur damages of at least $500,000 prior to making any claim. Further, the indemnification obligation is limited solely and exclusively to the shares held in escrow.

The shares will be held in escrow until satisfaction of any claims. Any claims by us against the shares must be made within 12 months of closing of the Merger. For purposes of determining the number of shares required to settle any claim for which we are entitled to indemnification, the parties have agreed to assign a value equal to the average reported last sales price for the ten trading days ending on the last day prior to the date that the claim for indemnification is publicly disclosed (or if there is no public disclosure, the date on which the indemnification notice is received) and the ten trading days after such date. HAQ and the PharmAthene stockholders, optionholders and warrantholders, in each case, have agreed to appoint a representative who will have the power and authority to negotiate and settle claims. Additionally, the representatives of the two parties can mutually agree to a different value of the escrowed shares in order to settle third parties claims, or use the shares to actually settle any claim. Mr. John Pappajohn has been appointed to serve as HAQ’s representative and MPM BioVentures III-QP, L.P. has been appointed to serve as the representative of the PharmAthene stockholders, optionholders and warrantholders.

Representative

PharmAthene designated its representative with authority to make all decisions and determinations and to take all actions required or permitted under the Merger Agreement and the Escrow Agreement on behalf of the PharmAthene stockholders, optionholders and warrantholders. Any such action, decision or determination so made or taken shall be deemed the action, decision or determination of the PharmAthene stockholders, optionholders and warrantholders, and any notice, document, certificate or information required to be given to any PharmAthene stockholders, optionholders and warrantholders shall be deemed so given if given to the representative. As such representative is also a stockholder of PharmAthene, it is possible that potential conflicts of interest may arise with respect to their obligations as representatives and their interests as stockholders of PharmAthene.   1,375,000 shares of HAQ Common Stock issued as merger consideration will be placed into an escrow account, from which the representative will have the right to withdraw shares necessary to in the performance of its duties. Any remaining shares held in such account will be released to the PharmAthene stockholders on the first anniversary of the closing of the Merger or such time that there are no unresolved claims for indemnification.

Assignment

The Merger Agreement and the rights and obligations of the parties thereunder may not be assigned, transferred or encumbered without the prior written consent of the other parties.

Further Assurances

Each of HAQ and PharmAthene agree that it will execute and deliver, or cause to be executed and delivered, on or after the date of the Merger Agreement, all such other documents and instruments and will take all reasonable actions as may be necessary to transfer and convey the securities of PharmAthene to HAQ.

OTHER AGREEMENTS RELATED TO THE MERGER

Registration Rights Agreement

In connection with the Merger, we have agreed to grant to the recipients of the shares of our common stock and the noteholders receiving the new 8% convertible notes, certain registration rights to allow them to resell their shares in accordance with the federal securities laws. At the closing of the Merger, assuming it is approved by our stockholders, we will enter into a registration rights agreement with each of the recipients of our common stock and the notes.

Under the terms of the registration rights agreement, we will agree to file a registration statement with the Securities and Exchange Commission under the Securities Act of 1933, as amended to allow for the resale by the holders of the shares and the note conversion shares, which filing will be made within 60 days after the closing of the Merger. We will further agree to use our best efforts to have the registration statement declared effective as soon after filing as possible.

We will also agree that the holders of a majority of the shares and note conversion shares will have the right to demand that we file a registration statement on their behalf at any time commencing 180 days after the closing of the Merger. Further, if two thirds of the holders so request, we will enter into an underwriting agreement with an underwriter so that the shares can be offered on an underwritten basis. Lastly, if during the five years following the closing we file a registration statement to provide for the resale of shares, we will agree to notify the holders of the shares and the note conversion shares and if so requested by a holder, we will include his/her or its shares in the registration statement being filed.

Lock-Up Agreements

As a condition to the closing of the Merger, substantially all of the holders of capital stock and all of the noteholders of PharmAthene are required to enter into lock-up agreements covering the shares of HAQ common stock that they are to receive in the Merger or that they may acquire in the future subject to certain limitations. These agreements provide that, subject to certain exceptions, the parties thereto may not offer, pledge, sell, or otherwise dispose of or transfer any shares of HAQ common stock, or any options or warrants to purchase any shares of HAQ common stock, or any securities convertible into or exchangeable or exercisable for HAQ common stock following the closing of the Merger. In addition, the parties may not enter into any swap or any other agreement or any transaction that transfers the economic consequence of ownership of such HAQ common stock during such period. Fifty percent of the shares of HAQ common stock subject to the lock-up agreements shall be released from the lock-up six months following the Merger, and all shares of HAQ common stock subject to the lock-up shall be released from the lock-up agreement twelve months following the closing.

Employment Agreements

A condition to HAQ’s obligation to consummate the Merger is that David Wright, the current Chief Executive Officer of PharmAthene, enter into a mutually acceptable employment agreement with HAQ. The parties are negotiating the terms of such agreement.

PROPOSAL 2

THE AMENDMENT PROPOSAL

Pursuant to the Merger Agreement, HAQ has agreed to amend its amended and restated certificate of incorporation to change its corporate name from Healthcare Acquisition Corp. to PharmAthene, Inc. upon consummation of the Merger.

General

HAQ also proposes to amend its amended and restated certificate of incorporation to (i) remove the staggered Board provision (ii) remove those provisions of HAQ’S amended and restated certificate of incorporation that will no longer be operative upon consummation of the Merger (which constitutes a business combination for purposes of HAQ’s amended and restated certificate of incorporation), but which were applicable at the time of HAQ’s formation as a blank-check company and (iii) grant the right to the 8% convertible note holders to appoint three members to the Board of Directors. In order to accomplish this, the text of Article Sixth will be replaced in its entirety.

Article Sixth of HAQ’s amended and restated certificate of incorporation currently reads as follows:

The following provisions (A) through (E) shall apply during the period commencing upon the filing of this Certificate of Incorporation and terminating upon the consummation of any “Business Combination”, and may not be amended prior to the consummation of any Business Combination. A “Business Combination” shall mean the acquisition by the Corporation, whether by merger, capital stock exchange, asset or stock acquisition or other similar type of transaction, of assets or an operating business in the healthcare industry (“Target Business”).

A. Prior to the consummation of any Business Combination, the Corporation shall submit such Business Combination to its stockholders for approval regardless of whether the Business Combination is of a type which normally would require such stockholder approval under the GCL. In the event that a majority of the IPO Shares (defined below) cast at the meeting to approve the Business Combination are voted for the approval of such Business Combination, the Corporation shall be authorized to consummate the Business Combination; provided that the Corporation shall not consummate any Business Combination if 20% or more in interest of the holders of IPO Shares exercise their conversion rights described in paragraph B below.

B. In the event that a Business Combination is approved in accordance with the above paragraph A and is consummated by the Corporation, any stockholder of the Corporation holding shares of Common Stock (“IPO Shares”) issued in the Corporation’s initial public offering (“IPO”) of securities who voted against the Business Combination may, contemporaneous with such vote, demand that the Corporation convert his IPO Shares into cash. If so demanded, the Corporation shall convert such shares at a per share conversion price equal to the quotient determined by dividing (i) the amount in the Trust Fund (as defined below), inclusive of any interest thereon, calculated as of two business days prior to the proposed consummation of the Business Combination, by (ii) the total number of IPO Shares. “Trust Fund” shall mean the trust account established by the Corporation at the consummation of its IPO and into which a certain amount of the net proceeds of the IPO are deposited.

C. In the event that the Corporation does not consummate a Business Combination by the later of (i) 18 months after the consummation of the IPO or (ii) 24 months after the consummation of the IPO in the event that either a letter of intent, an agreement in principle or a definitive agreement to complete a Business Combination was executed but was not consummated within such 18 month period (such later date being referred to as the “Termination Date”), the officers of the Corporation shall take all such action necessary to dissolve and liquidate the Corporation as soon as reasonably practicable. In the event that the Corporation is so dissolved and liquidated, only the holders of IPO Shares (at such time) shall be entitled to receive liquidating distributions and the Corporation shall pay no liquidating distributions with respect to any other shares of capital stock of the Corporation.

D. A holder of IPO Shares shall be entitled to receive distributions from the Trust Fund only in the event of a liquidation of the Corporation or in the event he demands conversion of his shares in accordance with paragraph B, above. In no other circumstances shall a holder of IPO Shares have any right or interest of any kind in or to the Trust Fund.

E. The Board of Directors shall be divided into two classes: Class A and Class B. The number of directors in each class shall be as nearly equal as possible. Prior to the IPO, there shall be elected two Class A directors for a term expiring at the Corporation’s first Annual Meeting of Stockholders and three Class B directors for a term expiring at the Corporation’s second Annual Meeting of Stockholders. Commencing at the first Annual Meeting of Stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the second succeeding annual meeting of stockholders after their election. Except as the GCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation’s Bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

If this proposal is approved by the stockholders, Article Sixth will read in its entirety as follows:

For so long as at least 30% of the aggregate principal amount of the 8% convertible notes of the Corporation (the “Notes”) issued on _____, 2007 in the original aggregate amount of $12,500,000 remains outstanding (and notwithstanding the existence of less than three (3) noteholders at any given time), the following provisions shall apply:

A. the Corporation shall maintain a Board of Directors consisting of no more than seven (7) individuals and each committee of the Board of Directors shall have no more than three (3) members;

B. three (3) members of the Corporation’s Board of Directors (the “Noteholder Directors”) shall be elected by the holders of Notes representing two-thirds of the then outstanding principal amount of all Notes, voting as a separate class;

C. subject to applicable law, two (2) Noteholder Directors (in each case chosen by majority vote of all of the Noteholder Directors) shall have the right, but not the obligation, to serve as members of each committee of the Board of Directors;

   D. the Board of Directors of the Corporation shall nominate as Noteholder Directors only the persons designated as directors pursuant to the Note Exchange Agreement, dated ____, 2007, by and among HAQ and the holders of the Notes and recommend that the holders of the Notes vote to elect such nominees as directors of the Corporation and shall fill any vacancies that may arise upon the resignation of any of the Noteholder Directors with a new Noteholder Director designated in accordance with the foregoing. A Noteholder Director elected to fill a vacancy resulting from the death, resignation or removal of a Noteholder Director shall serve for the remainder of the full term of the Noteholder Director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified; and

E. the provisions contained in this Article SIXTH shall terminate immediately and without further action when less than 30% of the aggregate principal amount of the Notes remains outstanding.

If the Merger Proposal is not approved, this proposal will not be presented at the meeting. In addition, if the Merger is not subsequently consummated, HAQ’s Board of Directors will not effect this amendment to HAQ’s amended and restated certificate of incorporation.

Stockholders will not be required to exchange outstanding stock certificates for new stock certificates if the amendment is adopted.

In the judgment of HAQ’s Board of Directors, if the Merger is consummated, the amendment to HAQ’s second amended and restated certificate of incorporation to: (i) change HAQ’s corporate name, (ii) eliminate the staggered Board and remove those provisions of HAQ’s second amended and restated certificate of incorporation that will no longer be operative upon consummation of the Merger and (iii) to grant the right to the 8% noteholders to appoint three members to the Board of Directors, is desirable, among other things, to reflect the fact that HAQ would then be an operating business. A copy of the amended and restated certificate of incorporation as it would be filed if the Merger Proposal and the proposal to amend HAQ’s amended and restated certificate of incorporation are approved is attached to this proxy statement as Annex B.

Required Vote

The approval of the Amendment Proposal requires the affirmative vote of holders of at least a majority of the outstanding shares of our common stock. Abstentions and broker non-votes, as well as failing to vote by not returning your proxy card, because they are not affirmative votes, will have the same effect as a vote against this proposal.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT PROPOSAL.

PROPOSAL 3

THE INCENTIVE PLAN PROPOSAL

Background

HAQ’s 2007 Long-Term Incentive Plan has been approved by HAQ’s Board of Directors subject to approval and consummation of the Merger and further subject to the approval of our stockholders. The approval of the Merger Proposal and the consummation of the Merger are conditions to the effectiveness of the Amendment Proposal and the Incentive Plan Proposal, assuming such proposals are approved by the stockholders. If the Merger Proposal is not approved and/or the Merger is not consummated, the Incentive Plan will not be adopted.

The purposes of our Incentive Plan are to create incentives designed to motivate our employees to significantly contribute toward our growth and profitability, to provide our executives, directors and other employees, and persons who, by their position, ability and diligence, are able to make important contributions to our growth and profitability, with an incentive to assist us in achieving our long-term corporate objectives, to attract and retain executives and other employees of outstanding competence, and to provide such persons with an opportunity to acquire an equity interest in us.

We may grant incentive and non-qualified stock options, stock appreciation rights, performance units, restricted stock awards and performance bonuses, or collectively, awards, to our officers and key employees, and those of our subsidiaries. In addition, the Incentive Plan authorizes the grant of non-qualified stock options and restricted stock awards to our directors and to any independent contractors and consultants who by their position, ability and diligence are able to make important contributions to our future growth and profitability. Generally, all classes of our employees are eligible to participate in our Incentive Plan. No options, restricted stock or other awards under the Incentive Plan have been made or committed to be made as of the date of this proxy statement.

The following is a summary of the material provisions of our Incentive Plan and is qualified in its entirety by reference to the complete text of our Incentive Plan, a copy of which is attached to this proxy statement as Annex C.

Stock Subject to the 2007 Incentive Plan

We have reserved a maximum of 3,500,000 shares of our authorized common stock for issuance upon the exercise of awards to be granted pursuant to our Incentive Plan. Each share issued under an option or under a restricted stock award will be counted against this limit. Shares to be delivered at the time a stock option is exercised or at the time a restricted stock award is made may be available from authorized but unissued shares or from stock previously issued but which we have reacquired and hold in our treasury.

In the event of any change in our outstanding common stock by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, asset acquisition, consolidation, issuance of rights or other similar transactions, the number of shares of our common stock which may be issued upon exercise of outstanding options, and the exercise price of options previously granted under our Incentive Plan, will be proportionally adjusted to prevent any enlargement or dilution of the rights of holders of previously granted options as may be appropriate to reflect any such transaction or event.

Administration

Our Board will establish a compensation committee that, among other duties, will administer the Incentive Plan. The compensation committee will be composed of three members of the Board, a majority of whom will be “non-employee directors” within the meaning of Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended. Under the terms of the Note Exchange Agreement and the Merger Agreement, HAQ has agreed that two of the three members of the Committee will be representatives of the holders of the 8% convertible notes. Members of our compensation committee will serve at the pleasure of our Board. In connection with the administration of our Incentive Plan, the compensation committee, with respect to awards to be made to any person who is not one of our directors, will:

• determine which employees and other persons will be granted awards under our Incentive Plan;

• grant the awards to those selected to participate;

• determine the exercise price for options; and

• prescribe any limitations, restrictions and conditions upon any awards, including the vesting conditions of awards.

With respect to stock options or restricted stock awards to be made to any of our directors, the Compensation Committee will make recommendations to our Board of Directors as to:

• which of such persons should be granted stock options, restricted stock awards, performance units or stock appreciation rights;

• the terms of proposed grants of awards to those selected by our Board of Directors to participate;

• the exercise price for options; and

• any limitations, restrictions and conditions upon any awards.

Any grant of awards to any of directors under our Incentive Plan must be approved by our Board of Directors.

In addition, the compensation committee will:

• interpret our Incentive Plan; and

• make all other determinations and take all other action that may be necessary or advisable to implement and administer our Incentive Plan.

Types of Awards

Our Incentive Plan permits the Compensation Committee to grant the following types of awards.

Stock Options. Stock options are contractual rights entitling an optionee who has been granted a stock option to purchase a stated number of shares of our common stock at an exercise price per share determined at the date of the grant. Options are evidenced by stock option agreements with the respective optionees. The exercise price for each stock option granted under our Incentive Plan will be determined by our Board of Directors or a committee of the Board at the time of the grant, but will not be less than fair market value on the date of the grant. Our Board of Directors or a committee of the Board will also determine the duration of each option; however, no option may be exercisable more than ten years after the date the option is granted. Within the foregoing limitations, the Board of Directors or committee of the Board may, in its discretion, impose limitations on exercise of all or some options granted under our Incentive Plan, such as specifying minimum periods of time after grant during which options may not be exercised. Options granted under our Incentive Plan will vest at rates specified in the option agreement at the time of grant; however, all options granted under our Incentive Plan will vest upon the occurrence of a change of control, as defined in the Incentive Plan. Our Incentive Plan also contains provisions for our Board of Directors or a committee of the Board to provide in the participants’ option award agreements for accelerating the right of an individual employee to exercise his or her stock option or restricted stock award in the event of retirement or other termination of employment. No cash consideration is payable to us in exchange for the grant of options.

Our Incentive Plan provides that the stock options may either be Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or Non-Qualified Options, which are stock options other than Incentive Stock Options within the meaning of Sections 422 of the Code. Incentive Stock Options may be granted only to our employees or employees of our subsidiaries, and must be granted at a per share option price not less than the fair market value of our common stock on the date the Incentive Stock Option is granted. In the case of an Incentive Stock Option granted to a stockholder who owns shares of our outstanding stock of all classes representing more that 10% of the total combined voting power of all of our outstanding stock of all classes entitled to vote in the election of directors, the per share option price must be not less than 110% of the fair market value of one share of our common stock on the date the Incentive Stock Option is granted and the term of such option may not exceed five years. As required by the Code, the aggregate fair market value, determined at the time an Incentive Stock Option is granted, of our common stock with respect to which Incentive Stock Options may be exercised by an optionee for the first time during any calendar year under all of our incentive stock option plans may not exceed $100,000.

The exercise price for Non-Qualified Options may not be less than the fair market value of our common stock on the date the Non-Qualified Option is granted. Non-Qualified Options are not subject to any of the restrictions described above with respect to Incentive Stock Options. The exercise price of stock options may be paid in cash, in whole shares of our common stock, in a combination of cash and our common stock, or in such other form of consideration as our Board of Directors or the committee of the Board may determine, equal in value to the exercise price. However, only shares of our common stock which the option holder has held for at least six months on the date of the exercise may be surrendered in payment of the exercise price for the options. In no event may a stock option be exercised after the expiration of its stated term.

Stock Appreciation Rights. A stock appreciation right permits the grantee to receive an amount (in cash, common stock, or a combination thereof) equal to the number of stock appreciation rights exercised by the grantee multiplied by the excess of the fair market value of our common stock on the exercise date over the stock appreciation rights’ exercise price. Stock appreciation rights may or may not be granted in connection with the grant of an option. The exercise price of stock appreciation rights granted under the Incentive Plan will be determined by the Board of Directors or a committee of the Board; provided, however, that such exercise price cannot be less than the fair market value of a share of common stock on a date the stock appreciation right is granted (subject to adjustments). A stock appreciation right may be exercised in whole or in such installments and at such times as determined by the Board of Directors or a committee of the Board.

Restricted Stock. Restricted shares of our common stock may be granted under our Incentive Plan subject to such terms and conditions, including forfeiture and vesting provisions, and restrictions against sale, transfer or other disposition as the Board of Directors or a committee of the Board may determine to be appropriate at the time of making the award. In addition, the Board of Directors or a committee of the Board may direct that share certificates representing restricted stock be inscribed with a legend as to the restrictions on sale, transfer or other disposition, and may direct that the certificates, along with a stock power signed in blank by the grantee, be delivered to and held by us until such restrictions lapse. The Board of Directors or a committee of the Board, in its discretion, may provide in the award agreement for a modification or acceleration of shares of restricted stock in the event of permanent disability, retirement or other termination of employment or business relationship with the grantee.

Performance Units. The Incentive Plan permits grants of performance units, which are rights to receive cash payments equal to the difference (if any) between the fair market value of our common stock on the date of grant and its fair market value on the date of exercise of the award, except to the extent otherwise provided by the Board of Directors or a committee of the Board or required by law. Such awards are subject to the fulfillment of conditions that may be established by the Board of Directors or a committee of the Board including, without limitation, the achievement of performance targets based upon the factors described above relating to restricted stock awards.

Performance Bonus. The Incentive Plan permits grants of performance bonuses, which may be paid in cash, common stock or combination thereof as determined by the Board of Directors or a committee of the Board. The maximum value of performance bonus awards granted under the Incentive Plan shall be established by the compensation committee at the time of the grant. An employee’s receipt of such amount will be contingent upon achievement of performance targets during the performance period established by the compensation committee. The performance targets will be determined by the Board of Directors or a committee of the Board based upon the factors described above relating to restricted stock awards. Following the end of the performance period, the Board of Directors or a committee of the Board will determine the achievement of the performance targets for such performance period. Payment may be made within 60 days of such determination. Any payment made in shares of common stock will be based upon the fair market value of the common stock on the payment date.

Transferability

With the exception of Non-Qualified Stock Options, awards are not transferable other than by will or by the laws of descent and distribution. Non-Qualified Stock Options are transferable on a limited basis. Restricted stock awards are not transferable during the restriction period.

Change of Control Event

The Incentive Plan provides for the acceleration of any unvested portion of any outstanding awards under the Incentive Plan upon a change of control event unless the terms of a particular award state otherwise.

Termination of Employment/Relationship

Awards granted under our Incentive Plan that have not vested will generally terminate immediately upon the grantee’s termination of employment or business relationship with us or any of our subsidiaries for any reason other than retirement with our consent, disability or death. The Board of Directors or a committee of the Board may determine at the time of the grant that an award agreement should contain provisions permitting the grantee to exercise the stock options for any stated period after such termination, or for any period the Board of Directors or a committee of the Board determines to be advisable after the grantee’s employment or business relationship with us terminates by reason of retirement, disability, death or termination without cause. Incentive Stock Options will, however, terminate no more than three months after termination of the optionee’s employment, twelve months after termination of the optionee’s employment due to disability and three years after termination of the optionee’s employment due to death. The Board of Directors or a committee of the Board may permit a deceased optionee’s stock options to be exercised by the optionee’s executor or heirs during a period acceptable to the Board of Directors or a committee of the Board following the date of the optionee’s death but such exercise must occur prior to the expiration date of the stock option.

Dilution; Substitution

As described above, our Incentive Plan will provide protection against substantial dilution or enlargement of the rights granted to holders of awards in the event of stock splits, recapitalizations, asset acquisitions, consolidations, reorganizations or similar transactions. New award rights may, but need not, be substituted for the awards granted under our Incentive Plan, or our obligations with respect to awards outstanding under our Incentive Plan may, but need not, be assumed by another corporation in connection with any asset acquisition, consolidation, acquisition, separation, reorganization, sale or distribution of assets, liquidation or like occurrence in which we are involved. In the event that our Incentive Plan is assumed, the stock issuable with respect to awards previously granted under our Incentive Plan shall thereafter include the stock of the corporation granting such new option rights or assuming our obligations under the Incentive Plan.

Amendment of the Incentive Plan

Our Board may amend our Incentive Plan at any time. However, without stockholder approval, our Incentive Plan may not be amended in a manner that would:

• increase the number of shares that may be issued under our Incentive Plan;

• materially modify the requirements for eligibility for participation in our Incentive Plan;

• materially increase the benefits to participants provided by our Incentive Plan; or

• otherwise disqualify our Incentive Plan for coverage under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

Awards previously granted under our Incentive Plan may not be impaired or affected by any amendment of our Incentive Plan, without the consent of the affected grantees.

Accounting Treatment

Under generally accepted accounting principles with respect to the financial accounting treatment of stock options used to compensate employees, upon the grant of stock options under our Incentive Plan, the fair value of the options will be measured on the date of grant and this amount will be recognized as a compensation expense ratably over the vesting period. Stock appreciation rights granted under the Incentive Plan must be settled in common stock. Therefore, stock appreciation rights granted under the Incentive Plan will receive the same accounting treatment as options. The cash we receive upon the exercise of stock options will be reflected as an increase in our capital. No additional compensation expense will be recognized at the time stock options are exercised, although the issuance of shares of common stock upon exercise may reduce basic earnings per share, as more shares of our common stock would then be outstanding.

When we make a grant of restricted stock, the fair value of the restricted stock award at the date of grant will be determined and this amount will be recognized over the vesting period of the award. The fair value of a restricted stock award is equal to the fair market value of our common stock on the date of grant.

Due to consideration of the accounting treatment of stock options and restricted stock awards by various regulatory bodies, it is possible that the present accounting treatment may change.

Tax Treatment

The following is a brief description of the federal income tax consequences, under existing law, with respect to awards that may be granted under our Incentive Plan.

Incentive Stock Options. An optionee will not realize any taxable income upon the grant or the exercise of an Incentive Stock Option. However, the amount by which the fair market value of the shares covered by the Incentive Stock Option (on the date of exercise) exceeds the option price paid will be an item of tax preference to which the alternative minimum tax may apply, depending on each optionee’s individual circumstances. If the optionee does not dispose of the shares of our common stock acquired by exercising an Incentive Stock Option within two years from the date of the grant of the Incentive Stock Option or within one year after the shares are transferred to the optionee, when the optionee later sells or otherwise disposes of the stock, any amount realized by the optionee in excess of the option price will be taxed as a long-term capital gain and any loss will be recognized as a long-term capital loss. We generally will not be entitled to an income tax deduction with respect to the grant or exercise of an Incentive Stock Option.

If any shares of our common stock acquired upon exercise of an Incentive Stock Option are resold or disposed of before the expiration of the prescribed holding periods, the optionee would realize ordinary income, instead of capital gain. The amount of the ordinary income realized would be equal to the lesser of (i) the excess of the fair market value of the stock on the exercise date over the option price; or (ii) in the case of a taxable sale or exchange, the amount of the gain realized. Any additional gain would be either long-term or short-term capital gain, depending on whether the applicable capital gain holding period has been satisfied. In the event of a premature disposition of shares of stock acquired by exercising an Incentive Stock Option, we would be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

Non-Qualified Options. An optionee will not realize any taxable income upon the grant of a Non-Qualified Option. At the time the optionee exercises the Non-Qualified Option, the amount by which the fair market value at the time of exercise of the shares covered by the Non-Qualified Option exceeds the option price paid upon exercise will constitute ordinary income to the optionee in the year of such exercise. We will be entitled to a corresponding income tax deduction in the year of exercise equal to the ordinary income recognized by the optionee. If the optionee thereafter sells such shares, the difference between any amount realized on the sale and the fair market value of the shares at the time of exercise will be taxed to the optionee as capital gain or loss, short- or long-term depending on the length of time the stock was held by the optionee before sale.

Stock Appreciation Rights. A participant realizes no taxable income and we are not entitled to a deduction when a stock appreciation right is granted. Upon exercising a stock appreciation right, a participant will realize ordinary income in an amount equal to the fair market value of the shares received minus any amount paid for the shares, and we will be entitled to a corresponding deduction. A participant’s tax basis in the shares of common stock received upon exercise of a stock appreciation right will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares of common stock received upon exercise of a stock appreciation right, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the participant’s tax basis in such shares.

Restricted Stock Award. A recipient of restricted stock generally will not recognize any taxable income until the shares of restricted stock become freely transferable or are no longer subject to a substantial risk of forfeiture. At that time, the excess of the fair market value of the restricted stock over the amount, if any, paid for the restricted stock is taxable to the recipient as ordinary income. If a recipient of restricted stock subsequently sells the shares, he or she generally will realize capital gain or loss in the year of such sale in an amount equal to the difference between the net proceeds from the sale and the price paid for the stock, if any, plus the amount previously included in income as ordinary income with respect to such restricted shares.

A recipient has the opportunity, within certain limits, to fix the amount and timing of the taxable income attributable to a grant of restricted stock. Section 83(b) of the Code permits a recipient of restricted stock, which is not yet required to be included in taxable income, to elect, within 30 days of the award of restricted stock, to include in income immediately the difference between the fair market value of the shares of restricted stock at the date of the award and the amount paid for the restricted stock, if any. The election permits the recipient of restricted stock to fix the amount of income that must be recognized by virtue of the restricted stock grant. We will be entitled to a deduction in the year the recipient is required (or elects) to recognize income by virtue of receipt of restricted stock, equal to the amount of taxable income recognized by the recipient.

Performance Units and Performance Bonuses. A participant realizes no taxable income and we are not entitled to a deduction when performance units or performance bonuses are awarded. When the performance units or performance bonuses vest and become payable upon the achievement of the performance objectives, the participant will realize ordinary income equal to the amount of cash received or the fair market value of the shares received minus any amount paid for the shares, and we will be entitled to a corresponding deduction. A participant’s tax basis in shares of common stock received upon payment will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Section 162(m) of the Code. Section 162(m) of the Code precludes a public corporation from taking a deduction for annual compensation in excess of $1.0 million paid to its chief executive officer or any of its four other highest-paid officers. However, compensation that qualifies under Section 162(m) of the Code as “performance-based” is specifically exempt from the deduction limit. Based on Section 162(m) of the Code and the regulations thereunder, our ability to deduct compensation income generated in connection with the exercise of stock options or stock appreciation rights granted under the Incentive Plan should not be limited by Section 162(m) of the Code. Further, we believe that compensation income generated in connection with performance awards granted under the Incentive Plan should not be limited by Section 162(m) of the Code. The Incentive Plan has been designed to provide flexibility with respect to whether restricted stock awards or performance bonuses will qualify as performance-based compensation under Section 162(m) of the Code and, therefore, be exempt from the deduction limit. If the vesting restrictions relating to any such award are based solely upon the satisfaction of one of the performance goals set forth in the Incentive Plan, then we believe that the compensation expense relating to such an award will be deductible by us if the awards become vested. However, compensation expense deductions relating to such awards will be subject to the Section 162(m) deduction limitation if such awards become vested based upon any other criteria set forth in such award (such as the occurrence of a change in control or vesting based upon continued employment with us).

Certain Awards Deferring or Accelerating the Receipt of Compensation. Section 409A of the Internal Revenue Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan may become immediately taxable. Stock appreciation rights and deferred stock awards which may be granted under the plan may constitute deferred compensation subject to the Section 409A requirements. It is our intention that any award agreement governing awards subject to Section 409A will comply with these new rules.

Required Vote

Approval of our Incentive Plan will require the affirmative vote of the holders of a majority of the shares of HAQ common stock represented in person or by proxy and entitled to vote at the Special Meeting. Assuming the presence of a quorum of more than 50% of the shares of our common stock, the failure to vote will have no effect on the outcome of the vote.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE INCENTIVE PLAN PROPOSAL.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF PHARMATHENE

The following discussion should be read in conjunction with the Consolidated Financial Statements for PharmAthene beginning on page F-24 of this proxy statement. These Consolidated Financial Statements present the results of operations for PharmAthene for the fiscal years ended December 31, 2005 (“2005”), 2004 (“2004”) and 2003 (“2003”) and the fiscal quarter ended September 30, 2006 as well as the financial positions at December 31, 2005, December 31, 2004, December 31, 2003 and September 30, 2006. In addition to historical information, the following discussion may contain forward looking information that involves risks and uncertainties. All amounts presented, except share data, are rounded to the nearest thousand dollars.

Overview

PharmAthene is a biodefense company engaged in the business of discovery and development of novel human therapeutics and prophylactics for the treatment and prevention of morbidity and mortality from exposure to biological and chemical weapons. Additionally, PharmAthene collaborates with other pharmaceutical companies to support clinical development of product candidates. PharmAthene has two product currently under development. Valortim™, a fully monoclonal antibody for the prevention and treatment of anthrax infection and Protexia®, a bioscavenger for the treatment of orgarophosphate nerve agent poisoning.

PharmAthene’s lead product candidate, Valortim, is a fully human monoclonal antibody designed to protect against and treat inhalation anthrax infection, the most lethal form of illness in humans caused by the Bacillus anthracis bacterium. PharmAthene is co-developing Valortim with Medarex, Inc., a biopharmaceutical company that specializes in developing fully human antibody-based therapeutic products and will share with Medarex any profits derived from sales of Valortim. Preclinical trials on animal models have demonstrated that Valortim is highly efficacious as both a prophylaxis and a therapeutic for inhalation anthrax infection in some animal models. PharmAthene and Medarex have completed dosing of healthy volunteers in a Phase I open-label, dose-escalation clinical trial to evaluate the safety, tolerability, immunogenicity, and pharmacokinetics of a single dose of Valortim administered intravenously or intramuscularly. No drug-related serious adverse events have been reported. Final results from the Phase I trial were presented at the Infectious Disease Society of America meeting in October 2006. Valortim has been granted Fast Track Status by the FDA, which may permit PharmAthene to submit portions of a Biologics License Application (“BLA”) or efficacy supplement before the complete BLA is submitted. This may expedite the review process but requires that the FDA have sufficient resources to allow early review of the portions submitted. In addition, Valortim has been granted orphan drug status for the treatment of inhalational anthrax.

Protexia, PharmAthene’s second product candidate, is a recombinant form of human butyrylcholinesterase (“BChE”) for use in the prophylaxis and treatment of organophosphate chemical nerve agent poisoning. Preclinical trials on animal models have demonstrated that Protexia is highly efficacious as both a prophylaxis and a therapeutic for chemical nerve agent poisoning. PharmAthene plans to continue preclinical animal studies of Protexia throughout 2006 and 2007 and file an Investigational New Drug application (“IND”) with the FDA in 2008. The procurement process for the scale-up development and sale of Protexia is already underway with the U.S. Department of Defense (“DoD”), the department tasked with purchasing biodefense countermeasures for military use. The DoD requested competitive bids in a Request for Proposal (an “RFP”) for a recombinant form of BChE drug for the prophylaxis treatment of chemical nerve agent poisoning, which PharmAthene submitted in November 2005.  In September 2006, PharmAthene was awarded a contract with a potential value of $213 million by the DoD for advanced development of Protexia and procurement of an initial 90,000 doses.

PharmAthene has financed its operations since inception in March 2001 primarily through the issuance of equity securities, convertible notes, and proceeds from loans or other borrowings. Any, or all, of these financing vehicles or others may be utilized to fund its future capital requirements.

Nexia Asset Acquisition

In March 2005, PharmAthene acquired substantially all of the assets and liabilities of Nexia Biotechnologies Inc. (‘‘Nexia”) that related to its Protexia® compound for a purchase price of $19,100,000. PharmAthene delivered to Nexia $11,763,000 in cash, 7,465,501 shares of Series C Convertible Redeemable Preferred Stock and 2,239,650 warrants to acquire Series C Convertible Preferred Stock and 1,343,790 warrants to purchase common stock. In order to finance the cash portion of the acquisition, PharmAthene sold Series C Convertible Redeemable Preferred Stock, issued warrants to acquire Series C Convertible Preferred Stock and issued warrants to acquire common stock. The purchased assets and liabilities are held by PharmAthene Canada, Inc., PharmAthene’s only subsidiary (‘‘PharmAthene Canada”), a variable interest entity established in connection with the acquisition to allow for the investment by certain Canadian stockholders and consolidated in PharmAthene’s financial statements as of the date of its inception.

In conjunction with the issuance of the Series C Preferred Stock, PharmAthene sold 2,951,654 shares of Class C Shares of PharmAthene Canada (the ‘‘Class C Shares”) to one investor for net proceeds of $2,364,000. The Class C Shares are, pursuant to the terms of a Put and Support Agreement, exchangeable for an equal number of shares of Series C Preferred Stock. The Class C Shares bear a cumulative dividend rate of 8% per annum.

The investor in the Class C Shares also received warrants to purchase 466,498 Class B Common Shares of PharmAthene Canada at an exercise price of $0.01 per share, subject to reduction if certain milestones are met by Pharmathene. The investor in the Class C Shares also received warrants to purchase 777,496 Class C Shares at an exercise price of $0.91 per share.

Recent Events

In May 2006, PharmAthene entered into a Note Purchase Agreement with, among others, its three largest principal investors and its Chief Executive Officer, pursuant to which it has borrowed approximately $9.8 million due May 5, 2007. In July 2006, PharmAthene and PharmAthene Canada entered into a Note Purchase Agreement with PharmAthene Canada’s sole preferred stockholder pursuant to which PharmAthene Canada has borrowed $2.0 million, which borrowing will convert into an 8% interest bearing loan. In connection with the proposed Merger, holders of notes in aggregrate principal amount of approximately $11,625,000 have entered into an agreement with PharmAthene pursuant to which, among other things, they have agreed not to demand payment under their notes until the earlier of: (i) the termination of the Merger Agreement, and (ii) August 3, 2007.

In June 2006, PharmAthene and SIGA Technologies Inc. (“SIGA”) executed a definitive Agreement and Plan of Merger (the “SIGA Agreement”). In connection with the SIGA Agreement, PharmAthene loaned $3.0 million to SIGA pursuant to a Bridge Note Purchase Agreement, dated March 20, 2006. On October 4, 2006, SIGA terminated the SIGA Agreement and subsequently repaid the $3.0 million Bridge Notes including interest. On December 20, 2006, PharmAthene filed a complaint against SIGA in the Delaware Chancery Court. PharmAthene’s complaint alleges that it has the right to an exclusive license to develop and market SIGA’s drug candidate, SIGA-246, pursuant to the terminated SIGA Agreement and other agreements between the parties and the couse of performance. The complaint further alleges that SIGA failed to negotiate in good faith the terms of such a license pursuant to the terminated SIGA Agreement and other agreements between the parties and the course of performance. SIGA has filed a Motion to Dismiss the complaint.

In September 2006, PharmAthene was awarded a multi-year contract valued at up to $213.0 million from the Department of Defense (DoD) U.S. Army Space and Missile Command for advanced development of PharmAthene’s broad spectrum chemical nerve agent prophylaxis, Protexia®. Under the contract, PharmAthene will be responsible for the conduct and oversight of all product development activities. The initial stage of the development, for which the DoD has allocated $34.7 million, included manufacturing process development, preclinical safety and toxicity testing, submission of an Investigational New Drug (IND) Application with the U.S. Food and Drug Administration (FDA), and the initiation of a Phase I clinical trial.

Results of Operations

Years Ended December 31, 2005, 2004 and 2003

Revenue

During 2005, 2004 and 2003, PharmAthene had revenues of $1,098,000, $1,038,000 and $7,297,000, respectively. All revenue was derived from grant funding from the U.S. government for the development of pharmaceutical products for biodefense applications, except for $53,000 of other revenue in fiscal year 2005.

Grant revenue

Grant revenues recognized in fiscal years 2005, 2004 and 2003 was derived from U.S. government funding as follows:

•
The U.S. Army Medical Research and Material Command Center awarded PharmAthene a $16,200,000 grant to fund development of its Dominant Negative Inhibitor (‘‘DNI”) program as related to therapeutic countermeasures for anthrax over a three year period beginning in September of 2002. Development activity under this grant included manufacturing, bioanalytical measurement, studies for preclinical assessment and initial human testing of DNI. From PharmAthene’s inception through November 2004, its sole source of income was the cost reimbursement related to research and development of the DNI program under this grant.

•
With the March 2005 acquisition of Nexia, PharmAthene was assigned the rights to receive the fixed price grant with the U.S. Army Medical Research and Material Command Center to fund preclinical studies for the Protexia® compound. This grant was awarded for approximately $2,700,000 for the period from April 2003 through September 2006. PharmAthene received $787,000 of this grant during 2005.

In fiscal year 2005, PharmAthene received approximately $787,000 of grant revenue related to preclinical development work for Protexia® and $258,000 related to the DNI grant program. Revenue related to DNI represented the agreed upon final reimbursement by the U.S. government for development activities conducted in 2004 before the program was terminated in November 2004.

Revenue for fiscal year 2004 was derived from reimbursement of preclinical development activities, including animal studies, and the initiation of human testing, related to PharmAthene’s DNI program. Revenue for fiscal year 2003 resulted from reimbursement for manufacturing and product development activities, research analysis activities and preclinical activities preparing for and initiating animal model trials under the DNI program.

Other revenue

In connection with the acquisition of the assets of Nexia, PharmAthene acquired property and equipment, including farm facilities. Other income in fiscal year 2005 includes the leasing of farm facilities that PharmAthene is currently not utilizing.

Research and Development Expenses

PharmAthene’s research and development expenses were $6,351,000, $7,844,000 and $11,325,000 for fiscal years 2005, 2004 and 2003, respectively. These expenses were incurred in connection with the PharmAthene research and development programs related to each of Valortim™, Protexia® and DNI, the last of which was terminated in 2004.

Research and development expenses in each of the periods ended December 31, 2005, 2004 and 2003 are attributable to research programs as follows:

	Years Ended December 31,
	2005	2004	2003
Valortim	$1,135,000	$2,793,000	$—
Protexia	5,070,000	—	—
DNI	146,000	5,051,000	11,000,000
Internal—other	—	—	325,000
Total R&D expenses	$6,351,000	$7,844,000	$11,325,000

During the fiscal year ended December 31, 2005, PharmAthene spent approximately $5.1 million on the development of Protexia®, its drug candidate for countermeasure against nerve gas bio-terrorist attacks, acquired in March 2005. Of this total, PharmAthene spent approximately $2.6 million on internal human resources and $2.5 million mainly on pre-clinical testing and manufacturing. From inception of the Protexia® development program to date we have expended a total of $5.1 million related to the program.

During the fiscal years ended December 31, 2005 and 2004, PharmAthene spent approximately $1.1 million and $2.8 million, respectively, on the development of Valortim®, its drug candidate for countermeasure against Anthrax associated bio-terrorist attacks. For the fiscal year ended December 31, 2005, PharmAthene spent approximately $0.4 million on internal human resources and $0.7 million mainly on clinical development. For the fiscal year ended December 31, 2004, PharmAthene spent approximately $41,000 on internal human resources and $2.8 million mainly on pre-clinical testing. From inception of the Valortim® development program to date, we have expended a total of $3.9 million related to the program. PharmAthene incurred no costs related to this program during the year ended December 31, 2003.

During the fiscal years ended December 31, 2005 and 2004, PharmAthene spent approximately $0.1 million and $5.1 million, respectively, on the development of DNI, a drug candidate for countermeasure against Anthrax associated bio-terrorist attacks. For the fiscal year ended December 31, 2005, PharmAthene spent approximately $0.1 million on internal human resources. For the fiscal year ended December 31, 2004, PharmAthene spent approximately $1.1 million on internal human resources and $4.0 million mainly on pre-clinical testing. The DNI program was terminated in late 2004 and costs incurred in 2005 were primarily related to the termination of the DNI program efforts. During the fiscal year ended December 31, 2003, PharmAthene incurred $11.0 million in costs related to this program and, from inception of the DNI development program through its termination, PharmAthene expended a total of $16.2 million related to the program.

Research and development expenses during fiscal year 2005 resulted entirely from activities related to the Valortim™ and Protexia® programs as compared to research and development expenses incurred in fiscal year 2004, which included the DNI program activities. Research and development expenses declined by $1,493,000 from 2004 to 2005 because of different program focuses and study activity with decreased drug manufacturing of $3,317,000 and lower preclinical costs of $1,803,000, primarily related to the termination of the DNI program at the end of fiscal year 2004. Increased clinical costs of $515,000 from 2004 to 2005 incurred in collaboration with Medarex on the Valortim™ program and development costs related to Protexia®, acquired in the first quarter of 2005, of $2,897,000 partially offset these decreases.

Research and development expenses during 2003 and 2004 related solely to the DNI program. The decrease of $3,481,000 in research and development expenses from 2003 to 2004 is primarily attributable to reduced contract research organization expenses of $9,878,000 partially offset by increased product manufacturing costs of $3,951,000, preclinical activities of $1,599,000 and increased employee related costs of $786,000. The contract organization costs incurred in fiscal year 2003 related to animal model studies and analysis and preparation for drug manufacturing. During fiscal year 2004, costs incurred were related to drug manufacture in preparation for clinical trials, internal expenses related to preclinical activities, and to the preparation and initiation of a human study clinical trial. In the fourth quarter of 2004, the DNI program was terminated.

General and Administrative Expenses

General and administrative functions for PharmAthene include the areas of executive management, finance and administration, government affairs and relations, corporate development, human resources, legal, and compliance. For each function, PharmAthene may incur direct expenses such as salaries, supplies and third-party consulting and other external costs. Indirect costs such as facilities, utilities and other administrative overhead are also included in general and administrative expenses.

Expenses associated with general and administrative functions for PharmAthene were $5,009,000, $3,328,000 and $2,510,000 for fiscal years 2005, 2004 and 2003, respectively. The increase in fiscal year 2005 expenses as compared to fiscal year 2004 expenses of $1,681,000 resulted primarily from increased employee related costs of $1,200,000 and increased Canadian operations costs of $764,000, mostly related to headcount, facility operations and utilities expenses of PharmAthene Canada, Inc., the operations of which were acquired in the first quarter of 2005. Consultant and contractor services decreased $505,000, as PharmAthene began hiring personnel throughout 2005 to perform administrative functions and proposal work.

The increase of $818,000 from fiscal year 2003 to fiscal year 2004 resulted from increased employee related costs of $821,000 and increased consultant and contractor services of approximately $1,000,000 for administrative functions throughout the year and proposal review and analysis work related to the Medarex collaborative agreement for the Valortim™ program which was entered into in the fourth quarter of 2004. These increases were partially offset by reduced legal fees in 2004 as compared to 2003 because of the preparation and submission of the DNI program grant during 2003 which was awarded in the third quarter of 2003.

Depreciation and Intangible Amortization

Depreciation and intangible amortization expense was $661,000 for fiscal year 2005 and represents a $636,000 increase from fiscal year 2004. For fiscal years 2004 and 2003, depreciation expense was $25,000 and $3,000, respectively. Depreciation expense for fiscal year 2005 of $560,000 results primarily from building and leasehold improvements acquired, additionally in fiscal year 2005, $101,000 of amortization was recorded relating to the acquired patents. The increase in fiscal year 2005 from fiscal year 2004 results primarily from the Nexia asset acquisition in March of 2005 in which we acquired $5,021,000 in property and equipment and $1,407,000 of intangible assets related to patents.

Acquired In-Process Research and Development

In connection with the March 2005 acquisition of the Nexia assets and liabilities related to Protexia®, PharmAthene engaged a third-party to appraise the value of the assets and liabilities acquired. Based upon this appraisal, PharmAthene allocated $12,812,000 of the purchase price of the Nexia asset purchase to acquired in-process research and development. This allocation represented the estimated fair value based on projected cash flows that will be generated by the incomplete research and development of Protexia®. At the date of the acquisition, the development of Protexia® had not yet reached technological feasibility and had no known alternative future uses. Accordingly, the acquired in-process research and development was charged to expense as of the date of the acquisition.

Other Income and Expenses

Other income and expenses consists primarily of income on PharmAthene’s investments and interest expense on our debt and other financial obligations. PharmAthene’s interest income was $382,000, $72,000 and $13,000 in fiscal years 2005, 2004 and 2003, respectively. The increases in interest income in fiscal years 2005 and 2004 result from higher average investment balances maintained, attributable to the issuance of convertible preferred stock each year, as compared to fiscal years 2004 and 2003, respectively.

PharmAthene incurred interest expense of $1,000, $33,000 and $20,000 in fiscal years 2005, 2004 and 2003, respectively. Interest expense for fiscal year 2004 results from a $1.5 million 8% convertible note payable to one of PharmAthene’s investors, issued in June 2004, which was subsequently converted into Series B Convertible Redeemable Preferred Stock in October 2004. Interest expense for fiscal year 2003 resulted from notes payable due to directors and scientific advisory board members. The outstanding notes and accrued interest related to these notes were paid in full in September 2003.

Three and Nine Months Ended September 30, 2006 and 2005

Revenue

PharmAthene recorded revenues of $1,600 for the quarter ended September 30, 2006, as compared to $200,100 of revenues for the quarter ended September 30, 2005. Revenue for the nine months ended September 30, 2006 and 2005 was $188,000 and $917,700, respectively, and represented a $729,700, or 80%, decrease from the period ended September 30, 2005 compared to the period ended September 30, 2006. These revenues consist primarily of grant revenue funding for the development of pharmaceutical products for two different bio-defense applications.

During the first quarter of fiscal year 2006, PharmAthene recognized $178,700 in grant revenue related to a firm fixed price grant with the U.S. Army Medical Research and Material Command Center to fund preclinical studies for the Protexia® compound. Work under this grant was completed in March 2006, with no additional grant funding for the remainder of the year. The revenue recognized in the second quarter of 2005 resulted from preclinical studies for the Protexia® compound related to this grant. For the nine months ended September 30, 2005, PharmAthene’s recognized grant revenue includes first quarter revenue of $248,100 related to its Dominant Negative Inhibitor (‘‘DNI”) program and represented the agreed upon final reimbursement by the U.S. government for development activity as this program was terminated in the fourth quarter of fiscal year 2004.

In connection with the acquisition of the Nexia assets, PharmAthene acquired property and equipment, including farm facilities. Other revenue of $9,300 and $50,600 for the periods ended September 30, 2006 and 2005, respectively, resulted primarily from the leasing of farm facilities which are currently not being utilized.

Research and Development Expense

PharmAthene’s research and development expenses were $1,641,800 and $1,131,000 for the quarters ended September 30, 2006 and 2005, respectively, representing an increase of $510,800, or 45%. For the nine months ended September 30, 2006 and 2005, research and development expenses were $4,745,600 and $4,076,100, respectively, and represented a $669,500, or 16% increase from the nine month period ended September 30, 2005. These expenses resulted from research and development activities related to programs for ValortimTM, development activity to protect and treat inhalation anthrax, and Protexia®, development activity to fight nerve agent poisoning.

Research and development expenses for the three and nine month periods ended September 30, 2006 and 2005, respectively, are attributable to research programs as follows:

	Three months ended		Nine months ended
	September 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005
Valortim	$449,700	$180,200	$1,106,600	$634,300
Protexia	1,192,100	950,800	3,639,000	3,295,800
DNI	—	—	—	146,000
Total R&D expenses	$1,641,800	$1,131,000	$4,745,600	$4,076,100

For the three and nine months ended September 30, 2006, PharmAthene spent approximately $1.2 million and $3.6 million, respectively, on the development of Protexia®. Of the quarterly total, PharmAthene spent approximately $0.8 million on internal human resources and $0.4 million mainly on preclinical activities. During the nine months ended September 30, 2006, spending on internal human resources and preclinical activities was approximately $2.3 million and $1.3 million, respectively. During the third quarter and nine month period ended September 30, 2005, PharmAthene spent approximately $1.0 million and $3.3 million, respectively, on development of the Protexia® program. Quarterly spending on internal resources was approximately $0.7 million with the remaining expenditures on preclinical related activities. For the nine months ended September 30, 2006, approximately $1.5 million was spent on personnel costs with the remaining $1.8 million spent primarily on manufacturing and preclinical activities.

For the three and nine months ended September 30, 2006, PharmAthene spent approximately $0.4 million and $1.1 million, respectively, on the development of ValortimTM. For the quarter, PharmAthene spent approximately $0.3 million on clinical development activities and $0.1 million on internal resources. During the nine months ended September 30, 2006, spending on the ValortimTM program of $1.1 million was primarily clinical development and trial related at approximately $0.9 million. During the third quarter and nine month period ended September 30, 2005, PharmAthene spent approximately $0.2 million and $0.6 million, respectively, on development of the ValortimTM program. Clinical development activities were $0.1 million and $0.3 million for the quarter and nine months ended September 30, 2005, respectively. In addition, PharmAthene incurred approximately $0.1 million and $0.3 million, respectively, on personnel expenses for the quarter and nine months ended September 30, 2005.

The research and development expense increase of $510,800 from the quarter ended September 30, 2005 to the quarter ended September 30, 2006 resulted primarily from increased preclinical and development costs of $303,800 related to the Protexia® program and increased employee expenses of $69,000. The increase of $669,500 in research and development expenses from the nine months ended September 30, 2005 to the period ended September 30, 2006 resulted primarily from increased employee related expenses of $673,000 and increased clinical development costs of $386,000 related to the clinical trial program for the ValortimTM program which was initiated in fiscal year 2005. Theses increases were offset by decreased development activities of $421,000 related to the Protexia® program.

PharmAthene incurs both direct and indirect expenses. Direct expenses include salaries and other costs of personnel, raw materials and supplies. PharmAthene may also incur third-party costs related to these projects, such as contract research, consulting and clinical development costs for individual projects.

General and Administrative Expenses

General and administrative functions include the areas of executive management, finance and administration, government affairs and relations, corporate development, human resources, legal, and compliance. For each function, we may incur direct expenses such as salaries, supplies and third-party consulting and other external costs. Indirect costs such as facilities, utilities and other administrative overhead are also included in general and administrative expenses.

Expenses associated with general and administrative functions were $1,655,000 and $1,267,900 for the quarters ended September 30, 2006 and 2005, respectively. For the nine months ended September 30, 2006 and 2005, general and administrative costs were $4,665,300 and $3,496,100, respectively. The increase of $387,100 quarter over quarter results primarily from increased legal and consulting fees of $212,600 for transactional, proposal and compliance related activities, increased employee expenses of $116,500, and increased stock compensation expense, of $76,300. The increase of $1,169,200 for the nine months ended September 30, 2006 as compared to the nine months ended September 30, 2005 is primarily attributable to increased legal and consulting fees of $607,000 related to transactional, proposal and compliance work, increased employee expenses of $409,000 and increased stock compensation expense of $254,200 as PharmAthene adopted Statement of Financial Accounting Standard No. 123 (revised 2004), Share-Based Payment, (‘‘FAS 123R”) which requires the measurement and recognition of compensation expense for all share-based payment awards made to employees and directors including employee stock options based on estimated fair values.

Depreciation and Intangible Amortization

Depreciation and intangible amortization expense was $134,800 for the period ended September 30, 2006 as compared to $199,600 for the period ended September 30, 2005. For the nine months ended September 30, 2006 and 2005, depreciation and amortization expense was $390,000 and $455,100, respectively. Depreciation expense results primarily from building and leasehold improvements with amortization expense related to the acquired Protexia® product patents.

Acquired In-Process Research and Development

In connection with the March 2005 acquisition of the Nexia assets and liabilities related to Protexia®, PharmAthene engaged an independent third-party to appraise the value of the assets and liabilities acquired. Based upon this appraisal, PharmAthene allocated $12,812,000 of the purchase price of the Nexia asset purchase to acquired in-process research and development. This allocation represented the estimated fair value based on projected cash flows that will be generated by the incomplete research and development of Protexia®. At the date of the acquisition, the development of Protexia® had not yet reached technological feasibility and had no known alternative future uses. Accordingly, the acquired in-process research and development was charged to expense as of the date of the acquisition.

Other Income and Expenses

Other income and expenses consists primarily of income on PharmAthene’s investments and interest expense on PharmAthene’s debt and other financial obligations. PharmAthene’s interest income was $24,500 and $86,300 for the quarters ended September 30, 2006 and 2005, respectively, and was $131,200 and $296,100 for the nine months ended September 30, 2006 and 2005, respectively. The decrease in interest income period over period results from lower average investment balances maintained. Interest expense for the quarter and nine month periods ended 2005 was minimal. PharmAthene had no significant debt or other financial obligations until June of 2006. For the quarter and nine months ended September 30, 2006, PharmAthene has recognized interest expense of $229,500 and $298,100 respectively related to the $11.8 million Bridge Notes entered into in the first half of fiscal year 2006.

Liquidity and Capital Resources

Overview

PharmAthene’s primary cash requirements are to fund its research and development programs and to fund general corporate overhead. Its cash requirements could change materially as a result of changes in its business and strategy. These changes could arise from PharmAthene’s management team’s evaluation of its business strategy, the progress of its research and development activities and clinical programs, licensing activities, acquisitions, divestitures or other corporate developments.

PharmAthene has financed its operations since inception in March 2001 primarily through the issuance of equity securities in addition to convertible notes, and proceeds from loans or other borrowings. Any combination of, or all of, these financing vehicles or others may be utilized to fund its future capital requirements. In evaluating alternative sources of financing, PharmAthene considers, among other things, the dilutive impact, if any, on its stockholders, the ability to leverage stockholder returns through debt financing, the particular terms and conditions of each alternative financing arrangement and our ability to service our obligations under such financing arrangements.

PharmAthene’s Consolidated Financial Statements have been prepared on a basis which assumes that it will continue as a going concern and which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. PharmAthene has incurred cumulative net losses and expects to incur additional losses to perform further research and development activities. PharmAthene does not have commercial products and has limited capital resources. Its plans with regard to these matters include continued development of its products as well as seeking additional research support funds and financial arrangements. Although PharmAthene continues to pursue these plans, there is no assurance that it will be successful in obtaining sufficient financing on commercial reasonable terms or that it will be able to secure financing from anticipated government contracts and grants.

PharmAthene has developed a plan to reduce its operating expenses in the event that sufficient funds are not available, or if it is not able to obtain the anticipated government contracts and grants. If PharmAthene is unable to raise adequate capital or achieve profitability, future operations will need to be scaled back or discontinued. Continuance of our going concern is dependent upon, among other things, the success of our research and development programs and our ability to obtain adequate financing. The financial statements do not include any adjustments relating to recoverability of the carrying amount of recorded assets and liabilities that might result from the outcome of these uncertainties.

Sources and Uses of Cash

Cash and cash equivalents for PharmAthene were $6,505,900 and $7,938,100 at September 30, 2006 and December 31, 2005, respectively. The $1,432,200 decrease in cash and cash equivalents from December 31, 2005 resulted primarily from the funding of operations offset by 8% convertible notes financings in June and July 2006.

Operating Activities

Net cash used in operating activities was $8,667,400 and $7,422,800 for the periods ended September 30, 2006 and 2005, respectively. The increase in net cash used in operations is attributable to an increase in net loss after the effect of non-cash adjustments and an increase in other assets partially offset by a decrease in prepaid assets. Non cash adjustments for the nine months ended September 30, 2006 included $254,200 of non-cash compensation expense which resulted from PharmAthene’s adoption of FAS 123R which requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their grant date fair values for interim or annual periods.

Prepaid expenses decreased $273,000 as a result of the use of funds for development activity related to the PharmAthene collaboration with Medarex on the ValortimTM program. Prepaid expenses fluctuate from period to period depending on the timing and level of preparation and initiation of research and development activity and clinical trials.

Investing Activities

Net cash used in investing activities was $3,473,285 and $12,400,800 for the nine months ended September 30, 2006 and 2005, respectively. In March 2005, we acquired substantially all of the assets and liabilities related to Protexia® from Nexia for a net cash outlay of $12,277,000 including cash to Nexia, transaction costs and the assumption of liabilities. In connection with the SIGA merger transaction, we entered into a Bridge Note Purchase Agreement providing SIGA with interim financing of $3.0 million. Remaining investing activities for the nine month periods ended September 30, 2006 and 2005 related to the purchase of property and equipment. We fund capital expenditures primarily through direct purchases utilizing our existing cash.

Financing Activities

Net cash provided by financing activities was $10,656,700 and $8,858,800 for the periods ended September 30, 2006 and 2005, respectively. As discussed above, PharmAthene’s financing activities resulted primarily from the issuance of convertible redeemable preferred stock and convertible notes of $11.8 million and $8.9 million, respectively. The $1,357,100 of other asset results from the capitalization of professional expenses related to ongoing activities related to the proposed SIGA merger transaction and the related private equity offering.

From April 2006 through July 2006, PharmAthene and PharmAthene Canada, Inc. a subsidiary of PharmAthene, collectively borrowed an aggregate of $11.8 million in the form of 8% convertible notes (the 2006 Bridge Notes”). The 2006 Bridge Notes are convertible upon the occurrence of a number of circumstances, including (i) the closing of the merger with SIGA and a financing of gross proceeds exceeding $25.0 million (the ‘‘SIGA Financing”), and (ii) upon any financing with gross proceeds in excess of $10.0 million, other than as described in (i) above (an ‘‘Other Financing”). In the case of the SIGA Financing, the 2006 Bridge Notes are convertible, at a 10% discount, into the same SIGA securities sold in such financing. In the case of an Other Financing, the 2006 Bridge Notes are convertible, at a 25% discount, into common stock of PharmAthene as well as shares of the same securities sold in such financing.

In connection with the SIGA Agreement with SIGA, PharmAthene entered into a Bridge Note Purchase Agreement with SIGA providing SIGA with interim financing, subject to the execution of a definitive merger agreement through a bridge loan of $3,000,000. As of September 30, 2006, PharmAthene had fully funded this financing. Subsequent to September 30, 2006, SIGA terminated the SIGA Agreement and repaid the $3.0 million Bridge Notes including interest.

In March 2005, PharmAthene sold 14,946,479 share of Series C Convertible Redeemable Preferred Stock (‘‘the Series C Preferred Stock”) at a price of approximately $0.91 per share for net proceeds of $13,305,000. The Series C Preferred Stock bears a cumulative dividend rate of 8.0% per annum. Each share of the Series C Preferred Stock is convertible into shares of common stock at the then-applicable conversion rate at any time and at the option of the holder. The Series C Preferred Stock will automatically convert to common stock at the then-applicable conversion rate in the event of an IPO of our stock resulting in aggregate proceeds to us of $50 million and a share price of at least $2.74. Commencing in October 2009, the holders of the Series C Preferred stock may require us to redeem the Series C Preferred Stock then outstanding for an amount equal to the original purchase price plus any unpaid dividends. Proceeds from the equity issuance were used to partially fund the Nexia asset acquisition and to fund further research and development programs related to ValortimTM and Protexia®, working capital and general corporate purposes.

The investors in the Series C Preferred Stock also received warrants to purchase 2,690,420 shares of common stock at an exercise price of $0.01 per share, subject to reduction if certain business milestones were met by us, which expire in October 2014. Additionally, the investors in the Series C Preferred Stock also received warrants to acquire 4,483,946 shares of Series C Preferred Stock at an exercise price of approximately $0.91, which expire in March 2008.

In conjunction with the issuance of the Series C Preferred Stock, PharmAthene sold 2,951,654 shares of Class C Shares of PharmAthene Canada, Inc. (the ‘‘Class C Shares”) in March 2005 for net proceeds of $2,364,000. The Class C Shares are, pursuant to the terms of a Put and Support Agreement, exchangeable for an equal number of shares of Series C Preferred Stock. The Class C Shares bear a cumulative dividend rate of 8% per annum.

The investors in the Class C Shares also received warrants to purchase 466,498 Class B Common Shares of PharmAthene Canada at an exercise price of $0.01 per share, subject to reduction if certain milestones are met by PharmAthene. The investors in the Class C Shares also received warrants to purchase 777,496 Class C Shares at an exercise price of $.91 per share.

In October 2004, PharmAthene sold 30,448,147 shares of Series B Convertible Redeemable Preferred Stock (the “Series B Preferred Stock”) at a price of approximately $0.91 per share for net proceeds of $27,570,000. The Series B Preferred Stock bears a cumulative dividend rate of 8.0% per annum. The Series B Preferred Stock will automatically convert to common stock at the then-applicable conversion rate in the event of an initial public offering of PharmAthene’s stock resulting in aggregate proceeds to us of $50 million and a share price of at least $2.74. Commencing in October 2009, the holders of the Series B Preferred stock may require PharmAthene to redeem the Series B Preferred Stock then outstanding for an amount equal to the original purchase price plus any unpaid dividends. Proceeds from the equity issuance were used for further research and development of the DNI program and its clinical trial, for the initiation of corporate activities with both Medarex and with the acquisition of the Protexia® assets, as well as working capital and general corporate purposes. The DNI program was subsequently terminated in the fourth quarter of 2004.

The investors in the Series B Preferred Stock also received warrants to purchase 15,400,000 shares of common stock at an exercise price of $0.01 per share, subject to reduction if certain business milestones, which expire in October 2014, were met by us. In December 2004, PharmAthene met the milestone related to 1,540,000 shares of common stock underlying the warrants to purchase common stock thereby reducing the number of outstanding warrants to 13,860,000. Following the Nexia asset purchase in March 2005, an additional milestone related to 6,160,001 shares of common stock underlying the warrants was achieved and total warrants outstanding were further reduced to 7,699,999.

In June 2004, PharmAthene entered into an agreement to borrow up to $3.0 million in the form of 8% convertible notes (the “Bridge Notes”). The Bridge Notes were repayable upon the earlier of (i) the closing of a financing with gross proceeds exceeding $10.0 million or (ii) the sale of our company or (iii) December 31, 2004. The Bridge Notes bore an interest rate of 8% per year and were convertible at the investors’ option during a future financing or on December 31, 2004 into Series A Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”). In June 2004, PharmAthene borrowed $1.5 million under the Bridge Notes. Upon the issuance of Series B Preferred Stock in October 2004, the Bridge Notes were converted into Series B Preferred Stock at approximately $0.91 per share. As a result of this financing and in accordance with the terms of the Series A Preferred Stock, the conversion price of the Series A Preferred Stock was adjusted with an additional 2,672,770 shares of Series A Preferred Stock issued to the investors.

In September 2003, PharmAthene sold 13,769,230 shares of Series A Preferred Stock at a price of approximately $1.09 per share for net proceeds of $14,894,000. The Series A Preferred Stock bears a cumulative dividend rate of 8.0% per annum. Each share of the Series A Preferred Stock is convertible into shares of common stock at the then-applicable conversion rate at any time and at the option of the holder. The Series A Preferred Stock will automatically convert to common stock at the then-applicable conversion rate in the event of an initial public offering of our stock resulting in aggregate proceeds to us of $50 million and a share price of at least $2.74. Commencing in October 2009, the holders of the Series A Preferred Stock may require PharmAthene to redeem the Series A Preferred Stock then outstanding for an amount equal to the original purchase price plus any unpaid dividends. Proceeds from the equity issuance were used for research and development of the DNI program, working capital and general corporate purposes.

From inception until August 2003, PharmAthene has issued approximately $492,000 in notes payable to directors and scientific advisory board members. These notes accrued interest at rates ranging from 4.74% to 8.0%. Subsequent to the issuance of the Series A Preferred Stock in September 2003, we paid off the outstanding balance and interest for approximately $521,000.

Future Cash Needs

PharmAthene has financed its operations since inception in March 2001 primarily through the issuance of equity securities, convertible notes, and proceeds from loans or other borrowings. Any, or all, of these financing vehicles or others may be utilized to fund our future capital requirements.

PharmAthene’s future capital requirements and liquidity will depend on many factors, including but not limited to: the progress of its research and development programs; the progress of pre-clinical and clinical testing; the time and cost involved in obtaining regulatory approval; the cost of filing, prosecuting, defending and enforcing any patent claims and other intellectual property rights; the changes in its existing research relationships, competing technological and marketing developments; its ability to establish collaborative arrangements and to enter into licensing agreements and contractual arrangements with others; and any future change in its business strategy.

PharmAthene has incurred cumulative net losses and expects to incur additional losses to perform further research and development activities. It does not have commercial products and has limited capital resources. PharmAthene’s plans with regard to these matters include continued development of its product candidates as well as seeking additional research support funds and financial arrangements through a combination of collaborative agreements, strategic alliances, research grants, equity and debt financing. Although PharmAthene continues to pursue these plans, there is no assurance that it will be successful in obtaining sufficient financing on commercially reasonable terms or that we will be able to secure financing from anticipated government contracts and grants. PharmAthene has developed a plan to reduce its operating expenses in the event that sufficient funds are not available, or if it is not able to obtain anticipated government contracts and grants. If PharmAthene is unable to raise adequate capital or achieve profitability, future operations will need to be scaled back or discontinued.

Off-Balance Sheet Arrangements

The only off-balance sheet arrangements we have entered into are our facility and equipment operating lease agreements. Our obligations under these agreements are presented in this section under ‘‘Contractual Obligations.”

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires PharmAthene to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. PharmAthene bases its estimates and assumptions on historical experience and various other factors that are believed to be reasonable under the circumstances. Actual results could differ from our estimates and assumptions. PharmAthene believes the following critical accounting policies, among others, affect our more significant estimates and assumptions and require the use of complex judgment in their application.

Adoption of FASB 123R regarding share-based payments

On December 13, 2004, the FASB issued FAS 123R, which requires that all share-based payments to employees, including grants of employee stock options, be recognized in the income statement based on their grant date fair values for interim or annual periods beginning after June 15, 2005. Costs of all Share-based payments will be recognized over the requisite service period that an employee must provide to earn the award (i.e. usually the vesting period) and charged to the operating expense associated with that employee. PharmAthene adopted FAS 123R on January 1, 2006 using the ‘‘modified prospective” method. Because PharmAthene does not have history as a publicly held company, it has based such measurements as volatility on publicly held companies similar to PharmAthene.

Revenue Recognition

PharmAthene recognizes revenue when all terms and conditions of the agreements have been met including persuasive evidence of an arrangement, services have been rendered, price is fixed or determinable, and collectibility is reasonably assured. For reimbursable cost research grants, PharmAthene recognizes revenue as costs are incurred and appropriate regulatory approvals have been obtained or approval criteria are met for invoicing the related government agency. This approval criteria may be met or obtained on certain factors, such as the achievement of milestone objectives or the completion of certain tasks according to agreed upon activity terms.

PharmAthene currently is not engaged in any such reimbursable grants or contracts and all of the grant revenue PharmAthene recognized historically was received under a cost reimbursement grant from the U.S. government to fund the development of pharmaceutical products for biodefense applications. Uncertainties exist as to the approval of receipts pursuant to such cost reimbursement grants including the execution risks associated with the successful completion of related tasks and the funding risks caused by the modifications of contracts at any time by the granting agency to accommodate goals or budgetary funding changes. In addition, reimbursed costs are subject to review and adjustment by the granting agency. As PharmAthene develops experience with contracting authorities and as its incurred cost submissions are reviewed and approved by the responsible government authorities, estimates of the assumptions related to these uncertainties may change.

Research and Development Expenses

Research and development costs are charged to expense as incurred.

Intangible Assets

When PharmAthene acquires development products, we classify the purchase price, including expenses and assumed liabilities, as tangible and intangible assets. The portion classified as intangible assets may be allocated to trademarks, patents and other intangibles using the assistance of valuation experts. PharmAthene estimates the useful lives of the assets by considering the remaining life of the patents, estimated future introductions of competing products, and other related factors.

Because of the nature of pharmaceutical research, and particularly because of the difficulties associated with efficacy studies in humans related to the bioterrorist products with which PharmAthene works and the government’s related funding provisions, factors that drive the estimate of the life of the asset are often more uncertain than other non-bioterrorist pharmaceutical research. On an annual basis, PharmAthene assesses recoverability of intangibles from future operations, using undiscounted future cash flows derived from the intangible assets.

Any impairment would be recognized in operating results to the extent the carrying value exceeds the fair value, which is determined based on the net present value of estimated future cash flows; in certain situations, where the carrying value is dependent upon the outcome of a single study and that study is unsuccessful, that impairment may be significant in amount and immediate in timing.

Consolidation of PharmAthene Canada, Inc.

The FASB has issued ASB Interpretation No. 46R, Consolidation of Variable Interest Entities, (“FIN 46R”), which expands consolidated financial statements to include variable interest entities. Variable interest entities are to be consolidated by the company which is considered to be the primary beneficiary of the entity, even if such company does not have majority control. Under FIN 46R, PharmAthene has been deemed the primary beneficiary of PharmAthene Canada, Inc., a variable interest entity. Accordingly, the financial results of PharmAthene Canada, Inc. have been consolidated with the PharmAthene 2005 financial statements as of its date of inception.

Contractual Obligations

The following are contractual commitments at December 31, 2005 associated with lease and collaborative development obligations:

	Payments due by Period
Contractual Obligations(1)	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 years
Capital lease obligations	$1,300	$1,300	$—	$—	$—
Operating facility leases	227,100	138,000	89,100	—	—
Medarex Inc. collaborative agreement (2)	698,600	130,000	568,600	—	—
Total contractual obligations	$927,000	$269,300	$657,700	$—	$—

(1)
This table does not include any royalty payments of future sales of products subject to license agreements PharmAthene have entered into in relation to its in-licensed technology, as the timing and likelihood of such payments are not known.

(2)
In November 2004, PharmAthene entered into a collaboration agreement with Medarex, Inc. under which the companies plan to develop and commercialize MDX-1303, a fully monoclonal antibody, for use against human anthrax infection. In December 2004, PharmAthene paid a $2.0 million deposit to Medarex to be used for potential future development activities on MDX-1303. At December 31, 2005, approximately $1.3 million of this deposit remains with current estimates forecasting depletion of this deposit by the fourth quarter of fiscal year 2006. The contractual obligations table includes PharmAthene’s estimated obligation for funding development activities under this collaboration agreement subsequent to depleting the original deposit.

Quantitative and Qualitative Disclosures About Market Risk

None.

INFORMATION ABOUT PHARMATHENE

Overview

PharmAthene is in the business of discovering and developing novel human therapeutics and prophylactics for the treatment and prevention of morbidity and mortality from exposure to biological and chemical weapons. PharmAthene has two products currently in development, Valortim™, a human monoclonal antibody for the prevention and treatment of anthrax infection, and Protexia®, a bioscavenger for the treatment of organophosphate nerve agent poisoning.

The U.S. government has identified certain indications as priorities for biodefense funding, including anthrax, nerve agent exposure, smallpox, botulinum toxin and radiation. PharmAthene is pursuing the development of products in the areas of anthrax and nerve agent exposure. Currently, the FDA has an expedited and simplified mechanism for regulatory approval of biodefense drugs. Phase I human clinical trials are required to show reasonable safety, but efficacy only needs to be demonstrated in two animal species. In addition, the U.S. government has enacted laws and established processes to permit the sale of bioterrorism drugs to government organizations prior to obtaining regulatory approval.

PharmAthene’s lead product candidate, Valortim, is a fully human monoclonal antibody designed to protect against and treat inhalation anthrax infection, the most lethal form of illness in humans caused by the Bacillus anthracis bacterium. PharmAthene is co-developing Valortim with Medarex, Inc., a biopharmaceutical company that specializes in developing fully human antibody-based therapeutic products and will share with Medarex any profits derived from sales of Valortim. Preclinical trials on animal models have demonstrated that Valortim is highly efficacious as both a prophylaxis and a therapeutic for inhalation anthrax infection in some animal models. PharmAthene and Medarex have completed dosing of healthy volunteers in a Phase I open-label, dose-escalation clinical trial to evaluate the safety, tolerability, immunogenicity, and pharmacokinetics of a single dose of Valortim administered intravenously or intramuscularly. No drug-related serious adverse events have been reported. Final results from the Phase I trial were presented at the Infectious Disease Society of America meeting in October 2006. Valortim has been granted Fast Track Status by the FDA, which may permit PharmAthene to submit portions of a Biologics License Application (“BLA”) or efficacy supplement before the complete BLA is submitted. This may expedite the review process but requires that the FDA have sufficient resources to allow early review of the portions submitted. In addition, Valortim has been granted orphan drug status for the treatment of inhalational anthrax.

Protexia, PharmAthene’s second product candidate, is a recombinant form of human butyrylcholinesterase (“BChE”) for use in the prophylaxis and treatment of organophosphate chemical nerve agent poisoning. Preclinical trials on animal models have demonstrated that Protexia is highly efficacious as both a prophylaxis and a therapeutic for chemical nerve agent poisoning. PharmAthene plans to continue preclinical animal studies of Protexia throughout 2007 and file an Investigational New Drug application (“IND”) with the FDA in 2008. The procurement process for the scale-up development and sale of Protexia is already underway with the U.S. Department of Defense (“DoD”), the department tasked with purchasing biodefense countermeasures for military use. The DoD requested competitive bids in a Request for Proposal (an “RFP”) for a recombinant form of BChE drug for the prophylaxis treatment of chemical nerve agent poisoning, which PharmAthene submitted in November 2005.  In September 2006, PharmAthene was awarded a contract with a potential value of $213 million by the DoD for advanced development of Protexia and procurement of an initial 90,000 doses.

Strategy

PharmAthene’s goal is to become the premier company worldwide specializing in the discovery, development, and commercialization of therapeutic and prophylactic drugs for defense against bio-terrorism and to eventually leverage its biodefense capabilities for non-biodefense products in broader commercial markets. PharmAthene’s strategy to achieve this objective includes the following elements:

•    In-license or acquire development-stage product candidates that address other large biodefense markets. PharmAthene endeavors to continue to build a portfolio of development-stage products in the area of biodefense. PharmAthene intends to continue to identify development-stage product candidates, including therapeutics, diagnostics and vaccines, that address the bioterrorism threats given the highest priority by the U.S. government, such as smallpox and botulinum toxin.

•   Maximize the value of its product candidates, Valortim and Protexia, by accessing the resources of PharmAthene’s partners. PharmAthene intends to maximize the value of its product candidates by leveraging the substantial clinical, financial, regulatory, and commercial strengths of its partners. PharmAthene believes that Medarex provides manufacturing and monoclonal antibody development expertise and other resources needed to help successfully develop Valortim. In addition, PharmAthene actively co-developed Protexia with the U.S. Army under a cooperative research and development agreement. PharmAthene believes the U.S. Army is the leading institution in the area of chemical nerve agent testing and analysis, including modified, more toxic forms of organophosphate nerve agents which have not yet been, but may eventually be, used as weapons.

•   Establish additional collaborations with pharmaceutical and biotechnology companies. PharmAthene will seek to enter into additional partnerships to support the development of existing and future pipeline products, or to more favorably position its products for government procurement.

•   Market and apply PharmAthene’s capabilities in the procurement of government contracts to sell other companies’ products. PharmAthene personnel have significant experience in dealing with all aspects of government contract bidding and maintenance. PharmAthene believes that companies that are not focused on biodefense but that do have products that could be sold to the government could benefit from PharmAthene’s capabilities. PharmAthene has been approached, and anticipates it will continue to be approached, by companies willing to enter into sales, marketing and distribution agreements for access to PharmAthene’s government contracting expertise.

•   Expand into commercial markets by leveraging PharmAthene’s biodefense capabilities. To diversify its risk of dependence on government funding of biodefense products, PharmAthene intends to apply its drug development expertise and capabilities for the development of non-biodefense products for broader commercial markets. For example, PharmAthene believes that Protexia, its recombinant human BChE product, in addition to having utility as a broad-spectrum countermeasure against nerve agent chemical weapons, may be used to treat cocaine and heroin addiction. PharmAthene believes that increasing endogenous levels of BChE can help reduce risks of complications due to cocaine and heroin abuse as well as help prevent and treat addiction.

Biodefense Industry

Market Overview

In recent years, the U.S. government has significantly increased spending for development of measures to counteract biowarfare agents and has established numerous programs with some budgets extending out for nearly a decade. U.S. government spending on military and civilian biodefense currently averages nearly $7 billion annually, representing the vast majority of spending on biodefense countermeasures worldwide. The biodefense market can be divided into three segments: U.S. civilian, U.S. military, and non-U.S. markets.

•	U.S. Civilian

The U.S. civilian market includes funds allocated to protecting the U.S. population from biowarfare agents. The market is largely funded by Project BioShield. The Project BioShield Act of 2004, the U.S. government’s largest biodefense initiative, was signed into law for the procurement of biodefense countermeasures for the Strategic National Stockpile. Project Bioshield provided for $5.6 billion in biodefense spending for the period from July 2004 through 2013. Procurement awards totaled $1.8 billion through 2006 and $400 million is expected to be awarded through 2008. The remaining $2.2 billion is scheduled to become available in 2009.

According to the DoD, U.S. civilian biodefense spending outside of Project BioShield has been approximately $5 billion per year since 2003. The Department of Health and Human Services and the Department of Homeland Security account for 88% of civilian biodefense dollars.

•	Military

The DoD is responsible for the development and procurement of countermeasures for the military segment which focuses on providing biowarfare protection for military personnel and civilians who are on active duty. The Chemical and Biological Program was funded with $1.2 billion in 2005, while $1.5 billion was requested for 2006, according to the DoD. Of such amounts, funds dedicated to the development and procurement of medical technologies, therapeutics, and vaccines are approximately $300 million for 2005, while nearly $400 million has been requested for 2006. Total funding for the Chemical and Biological Program between 2006 and 2011 is projected by the U.S. government to be $9.9 billion.

•	Non-U.S. Markets

Non-U.S. markets address protection against biowarfare agents for both civilians and military in foreign countries. PharmAthene believes the recognition by foreign governments of a need for biodefense programs has been increasing recently. Foreign biodefense programs would help support a larger market and also further diversify PharmAthene’s potential sources of funding.

Project BioShield

Project BioShield is focused on products with low technology risk that will be available for purchase in the near term. The U.S. government has identified the following indications as a priority: anthrax; smallpox; botulinum toxin; radiation; and nerve agent exposure. To identify the best products for these indications, HHS has issued Requests for Information (“RFI”) followed by RFP. The RFP details requirements including treatment types, number of doses and delivery timeframe. To qualify for Project BioShield funding, a company is required to demonstrate product efficacy in an animal model, initial product safety in Phase I clinical trials and sufficient manufacturing capabilities. To date, 10 awards have been made under Project BioShield, including those for anthrax vaccines and therapeutics, radiation, and botulinum. While the largest contract ($877 million) for anthrax vaccine was terminated, HHS has indicated those funds will be allocated to a new solicitation and award for anthrax vaccines.

Development Cycle

The U.S. government has acted to facilitate expeditious development of biodefense countermeasures by shortening the development and approval process relative to traditional pharmaceutical products. Development of biodefense products may be less expensive and less risky compared to traditional therapeutics and vaccines because human efficacy trials are not required.

Immediate Biodefense Focus: Anthrax and Nerve Agent Exposure

Under Project BioShield, the government has identified certain indications as priorities for biodefense funding including anthrax, smallpox, botulinum toxin, radiation, and nerve agent exposure. PharmAthene is pursuing the development of products in the areas of anthrax and nerve agent exposure.

Anthrax

The three general modes of infection by Bacillus anthracis (“B. anthracis”), the bacterium which causes anthrax, are by inhalation, ingestion, and skin contact. Inhalation is the form of infection most likely to be lethal. Inhalational anthrax occurs when the anthrax bacterium becomes airborne and enters a person’s body through the lungs. Persons suffering from inhalation anthrax will experience a series of symptoms consisting of fever, muscle aches, fatigue, and cough, which lasts an average of four days. Following this period, there is rapid onset of severe respiratory distress, low blood oxygen and low blood pressure, which generally culminates in death. Inhalation anthrax has a 95% to 100% mortality rate if left untreated, and at least a 50% mortality rate in patients treated aggressively with antibiotics. Persons infected by B. anthracis that is ingested will suffer from gastrointestinal anthrax; those whose skin comes into contact with the anthrax bacteria will suffer from cutaneous anthrax. Gastrointestinal anthrax often presents those exposed with serious gastrointestinal difficulty, vomiting of blood, severe diarrhea, acute inflammation of the intestinal tract, and loss of appetite. Gastrointestinal anthrax has a 25% to 65% mortality rate if left untreated. Cutaneous anthrax generally causes skin infections within a week or two after exposure. Cutaneous anthrax is the least fatal. Without treatment, approximately 20% of all skin infection cases are fatal. Treated cutaneous anthrax is rarely fatal.

B. anthracis is a spore forming bacterium that has potential use as a weapon of bioterror, especially when delivered in an aerosolized form. Following germination of the spores, the bacteria replicates and produces three toxins. The first of these toxins, Anthrax Protective Antigen initiates the onset of illness by attaching to the outside of the healthy cells of the infected person, and then facilitates the entry of the two additional destructive toxins, referred to as Lethal Factor and Edema Factor, into those cells.

The DoD estimates that up to ten countries may possess anthrax weapons and an undetermined number of individuals and terrorist groups could have access to anthrax. Anthrax is an effective bioterrorism agent because the spore-forming bacteria are very stable, can be milled to a very fine powder, and may be dispersed widely with readily available instruments and machinery. The World Health Organization estimates that 50 kilograms of B. anthracis released upwind of a city of 500,000 people could result in up to 95,000 fatalities, with an additional 125,000 persons being incapacitated.

PharmAthene believes that currently available treatment for inhalation anthrax is limited and suboptimal. Following exposure, but prior to the onset of symptoms, antibiotics like ciprofloxacin, doxycycline, or penicillin can be used as post-exposure prophylaxis with the goal of preventing progression of the disease. In order to be fully effective when used in this way, the recommended antibiotic treatment must be continued for sixty days. PharmAthene believes that both compliance and side effects are problematic for anyone asked to take antibiotics for such an extended period of time. A product like Valortim, with a prolonged half-life, might allow for less frequent dosing to achieve adequate post-exposure prophylaxis.

Once symptoms have developed following exposure, interventions are aimed at improving mortality. PharmAthene believes the addition of an anti-toxin like Valortim has the potential to significantly improve upon the current therapeutic regimen, and it would have the added benefit of acting against the toxins released from antibiotic-resistant strains.

Chemical Weapons and Nerve Agents

Chemical weapons use the toxic properties, as opposed to the explosive properties, of chemical substances to produce physiological effects on an enemy. Classic chemical weapons, such as chlorine and phosgene, were employed during World War I and consisted primarily of commercial chemicals used as choking and blood agents, which caused respiratory damage and asphyxiation. Nerve agents, one of the most lethal forms of chemical weapons, were developed in the 1930s in the years leading up to World War II.

Nerve agents function by binding to acetylcholinesterase, an enzyme that normally causes the neurotransmitter acetylcholine to relax. By blocking the activity of acetylcholinesterase, nerve agents cause nerve impulses to be continually transmitted, causing muscle contractions that do not stop. This effect is referred to as a “cholinergic crisis” and consists of a loss of muscle control, respiratory failure, paralysis and convulsions. Nerve agent exposure that does not cause death after a short period can lead to permanent brain damage. Nerve agents are a class of organophosphates, a term which refers to organic chemicals that contain the element phosphorous.

Nerve agents, which are all liquids at room temperature, are generally lethal far more quickly and in far lower quantities than are classic chemical weapons, and are effective both when inhaled and when absorbed through the skin. Nerve gases can be classified as either G-agents (such as sarin, soman, tabun) or V-agents (such as VX), both of which are volatile and toxic. Chemical agents can be delivered through explosive devices, spray tanks or most any other liquid or gas dispersion devices and machinery.

The current standard of care for post-exposure treatment involves repeated doses of a cocktail of drugs, including atropine, oxime reactivators, and anti-convulsants. PharmAthene believes available treatment options are inadequate and there is a need for more efficacious countermeasures, especially as evidence mounts that modified, more toxic forms of organophospates, VX and G agents may be used in future attacks.

There is currently only one FDA approved product, Pyridostigmine bromide (“PB”), which is used as a “pre-treatment adjunct” against nerve agent poisoning, and it is only usable to counteract poisoning by one nerve agent, soman. It confers no protection on its own but enhances the protection conferred by post-exposure treatment. The current standard of care for post-exposure treatment involves repeated doses of a cocktail of drugs including atropine, oxime reactivators (“2-PAM”) and anti-convulsants. However, this standard of care acts primarily on the symptoms of nerve agents, not their underlying cause. PharmAthene believes available pre-and post-treatment options are inadequate and that there is a need for more efficacious countermeasures.

PharmAthene’s Solutions

Based on its preclinical and clinical trials to date, PharmAthene believes its two product candidates will offer tangible benefits over existing treatments for inhalation anthrax and chemical nerve agent poisoning.

PharmAthene’s Product Pipeline

Status
Product Candidate	Type	Disease	Pre-clinical	Phase I	FDA Submission	Next Milestone	Partner

Valortim	Monoclonal Antibody	Inhalation anthrax				NIAID contract for advanced development— 2Q07	Medarex

Protexia	Recombinant Butyrylcholin esterase protein	Toxicity caused by nerve agents				Complete process development— 2Q07	None

Valortim: Anthrax Monoclonal Antibody

Valortim is a fully human antibody designed to protect against or treat inhalation anthrax, the most lethal form of illness in humans caused by B. anthracis. Valortim functions by targeting Anthrax Protective Antigen, a protein component of the lethal toxins produced by the bacterium. Anthrax Protective Antigen (“Anthrax PA”) initiates the onset of the illness by attaching to and facilitating the entry of the destructive toxins Lethal Factor (“LF”) and Edema Factor (“EF”) into healthy cells in the infected person. Valortim is designed to bind to Anthrax PA and protect the cells from damage by the anthrax toxins. In preclinical studies, Valortim both protected against infection, and when administered some time after exposure, facilitated recovery and survival in animals exposed to lethal inhalation doses of anthrax spores.

Anthrax spore challenge studies in animals have demonstrated protection by Valortim both when given early following challenge (post-exposure prophylaxis) as well as when given up to 48 hours after challenge (therapeutic intervention). Valortim binds to a novel site of Anthrax PA, permitting protection after toxins have already attached to the cell. PharmAthene believes Valortim’s potency and unique mechanism of action differentiate it from competing products, and provides superior activity in the toxin neutralization assay. PharmAthene believes that, in the initial Phase I clinical trials in healthy human volunteers, Valortim was well-tolerated with no drug-related serious adverse events reported.

Development Timeline

Currently, PharmAthene and Medarex have completed dosing in a Phase I open-label, dose-escalation clinical trial to evaluate the safety, tolerability, immunogenicity, and pharmacokinetics of a single dose of Valortim administered intravenously or intramuscularly in healthy volunteers. Final results from the Phase I study were presented at the Infectious Disease Society of America meeting in October 2006.

Recently, Valortim received Fast Track designation from the FDA, which generally indicates that the FDA will facilitate the development and expedite the regulatory review of the product. However, PharmAthene can provide no assurance that the review will be successful. Valortim has also been granted Orphan Drug status, a designation for drugs developed for diseases which affect less than 200,000 persons in the United States and provides for reduced fees to the FDA, market exclusivity for seven years and other FDA-related privileges.

Clinical and Preclinical Studies

Valortim is being developed for two indications: (i) as a post-exposure prophylaxis; and (ii) as a post-exposure therapy.

Clinical Phase I Studies

Valortim has been tested in a Phase I, single-dose, dose-escalation trial in healthy human volunteers. PharmAthene found that subjects tolerated Valortim without drug-related serious adverse events. Minor adverse events reported included pain at the intramuscular injection site, headache, muscle aches, and occasionally bruising at the site of the intravenous catheter inserted for drug dosing and blood draws. Pharmacokinetic data indicate that Valortim has good bioavailability following intramuscular injection; additionally, both intravenous and intramuscular injection result in a half-life of 26 to 30 days.

Preclinical Studies: Post-exposure Prophylaxis Indication

PharmAthene has conducted two studies in animals to evaluate the use of Valortim as a post-exposure prophylaxis, or, in other words, to protect exposed patients from developing the symptoms and from dying of inhalational anthrax. Eighty-five percent of rabbits treated intravenously with doses of Valortim survived following inhalational exposure to anthrax spores. One hundred percent of cynomolgus monkeys treated intramuscularly with doses of Valortim were protected from death following exposure to inhalational anthrax spores. Treatment of both of these animal models was initiated within one hour following exposure to the anthrax spores.

PharmAthene has also conducted a study in animals to evaluate the use of Valortim as a post-exposure therapeutic. This indication for Valortim would be intended to treat those patients who have already developed symptoms of inhalational anthrax. In this study, 89% of the animals treated with Valortim intravenously twenty-four hours following inhalational exposure to anthrax spores survived. A second group of animals were not treated with Valortim until forty-eight hours following exposure; 42% of the animals treated at this timepoint survived. Lower doses have not yet been tested in this model. Additional work has begun to test Valortim in a second animal model for its effectiveness when given at extended timepoints following inhalational anthrax spore exposure.

Protexia: Recombinant Human Butyrylcholinesterase

Protexia is a recombinant version of human butyrylcholinesterase (“rBChE”), a naturally occurring protein found in minute quantities in blood. In its natural form, butyrylcholinesterase, or “BChE” functions as a natural bioscavenger, like a sponge, to absorb and degrade organophospate poisons (e.g. nerve agents) before they cause neurological damage. Protexia is being developed as a pre-exposure and post-exposure therapy for military and civilian targets of a nerve agent attack.

PharmAthene, in collaboration with the Institute for Chemical Defense (“ICD”), a U.S. military organization where the testing of Protexia against traditional and non-traditional agents is performed, has screened for neutralizing activity by rBChE against a number of these classified agents. rBChE continues to be assayed against such non-traditional agents as they become available. In addition, newer more potent forms of rBChE will be screened as second-generation rBChE molecules (having higher affinity binding characteristics and enhanced catalytic activity) become available. Because ICD is a U.S. military organization, which treats the results of its studies as classified national security information, the results of these tests are not available to PharmAthene or to the public.

Development Timeline

Protexia’s capability as a medical countermeasure has been demonstrated in vivo by its ability to protect animals from multiple lethal doses of nerve agent chemical weapons. Protexia has also been demonstrated to bind a broad spectrum of agents, including sarin, soman, tabun and VX. Protexia has several likely advantages, including providing protection both pre-exposure and post-exposure, detoxification of organophosphate nerve agents with full spectrum protection and an acceptable safety profile.

Protexia Proof of Concept Studies

Protexia is being developed for two indications: (i) as a pre-exposure prophylaxis; and (ii) as a post-exposure therapy.

Pre-exposure Prophylaxis Indication:

Pre-treatment with Protexia not only provided 100% survival against multiple lethal doses of the nerve agents VX and soman in animal models but surviving animals also displayed no nerve agent side effects. In these experiments, one group of animals was pre-treated with Protexia or a negative control. Eighteen hours later, they were exposed to multiple lethal doses of nerve agent (VX or soman). Another group of animals was exposed to approximately 75% less nerve agent and then treated immediately with the current standard therapy, a three-drug cocktail of atropine, 2-PAM and diazepam. Animals were videotaped post-exposure and evaluated for toxic signs by observers blinded to the treatment groups. In addition, a functional observation battery neurological function tests (ability to balance and memory tests) were formed six hours after exposure.

Results: None of the control animals exposed to nerve agents alone survived while 100% of animals pretreated with Protexia survived with no visible nerve agent side effects and no loss of balance or memory relative to negative control animals. In contrast, the animals exposed to much lower levels of nerve agents and subsequently treated with the current standard therapy did not respond as well. Survival in these animals was mixed with 100% survival in animals exposed to VX but only 50% survival in animals exposed to soman, although all survivors had significant side effects including a pronounced loss of balance and loss of memory.

Post-exposure Therapeutic Indication:

Based on the demonstration of protection when Protexia was administered before nerve agent exposure, a series of experiments were conducted to determine whether Protexia was effective as a therapy when administered after exposure to nerve agent.

The therapeutic efficacy of Protexia was first evaluated in a domestic pig model with rapid (intravenous) exposure to nerve agent (VX) followed by treatment with Protexia 15 minutes later. All of the control animals receiving nerve agent alone died with an average time to death of 1.5 hours while 50% of animals receiving Protexia survived with a prolonged time to death (average of 5.4 hours) in the animals that died.

A second study was then conducted to evaluate the therapeutic efficacy of Protexia in a different animal model and to increase the time before treatment with Protexia to one hour. In this study, 90% of the animals exposed to VX on the skin and then treated with Protexia survived as compared to no survivors among the group that was not treated.

U.S. Government Regulatory Pathway

General

Regulation by governmental authorities in the United States and other countries will be a significant factor in the production and marketing of any biopharmaceutical products that PharmAthene may develop. The nature and the extent to which such regulations may apply to PharmAthene will vary depending on the nature of any such products. Virtually all of PharmAthene’s potential biopharmaceutical products will require regulatory approval by governmental agencies prior to commercialization. In particular, human therapeutic products are subject to rigorous pre-clinical and clinical testing and other approval procedures by the FDA and similar health authorities in foreign countries. Various federal statutes and regulations also govern or influence the manufacturing, safety, labeling, storage, record keeping and marketing of such products. The process of obtaining these approvals and the subsequent compliance with appropriate federal and foreign statutes and regulations requires the expenditure of substantial resources.

 Government Funding

The U.S. Government awarded Medarex, PharmAthene’s partner in the development of Valortim, two separate grants of up to $7.2 million over the next three years for the further development of Valortim. In addition, the DoD Appropriations bills for fiscal year 2006 and 2007 included $2.05 million and $1.0 million respectively to support PharmAthene’s ongoing development of Valortim. Prior to PharmAthene’s acquisition of the recombinant butyrylcholinesterase program, Nexia, the predecessor of PharmAthene Canada, was awarded a $2.6 million contract by the DoD to support the expression of rBChE in the milk of transgenic goats and to provide proof of concept data that the product can be produced in kilogram quantities. Additionally, PharmAthene was awarded a multi-year contract which can provide up to $213 million by the DoD U.S. Army Space and Missile Command for the advanced development of Protexia.

Collaborations

PharmAthene entered into a collaboration and development agreement with Medarex in November 2004 to co-develop Valortim for the treatment of anthrax infection. Under the terms of the agreement, Medarex and PharmAthene have agreed jointly to continue to investigate the potential for Valortim to be used as a therapeutic for individuals with active disease as well as for prophylactic treatment of individuals exposed to anthrax. Medarex received an initial payment from PharmAthene of $2,000,000 used to fund development activities already underway for Valortim. PharmAthene will be solely responsible for funding all future research and development activities that are not supported by government funds. The companies will share profits according to a predetermined allocation percentage. The percentage of profits that PharmAthene will be entitled to receive will depend in part upon the amount of funding that it provides in connection with the collaboration. Additionally, PharmAthene will be responsible for marketing, selling and distribution of the product.

Additional animal model development and testing of Valortim for therapeutic efficacy will be carried out under a recently established Collaborative Research and Development Agreement with the U.S. Army Medical Research Institute of Infectious Diseases.

PharmAthene has actively co-developed Protexia with the U.S. Army Medical Research Institute of Chemical Defense under a cooperative research and development agreement.

Non-Biodefense Products in Development

In addition to its utility as a broad-spectrum countermeasure against nerve agent chemical weapons, PharmAthene is evaluating the use of BChE as a potential clinical candidate for the treatment of cocaine and heroin addiction and the treatment of initial toxicity from overdose of cocaine and heroin. This is due to the unique structure of the enzyme that allows for selective binding to a variety of substrates and inhibitors. Increasing endogenous levels of BChE can reduce risks of complications due to cocaine and heroin abuse.

Intellectual Property

PharmAthene’s success depends in part on its ability to obtain patents, to protect trade secrets, and to operate without infringing upon the proprietary rights of others. PharmAthene seeks to protect its proprietary position by, among other methods, filing U.S. and foreign patent applications related to the proprietary technology, inventions and improvements that are important to the development of its business. Further, all of PharmAthene’s employees have executed agreements assigning to PharmAthene all rights to any inventions and processes they develop while they are employed by PharmAthene.

In addition, PharmAthene intends to use license agreements to access external products and technologies, as well as to convey its own intellectual property to others. PharmAthene will be able to protect its proprietary rights from unauthorized use by third parties only to the extent that its proprietary rights are covered by valid and enforceable patents or are effectively maintained as trade secrets. Protection of PharmAthene’s intellectual property rights is subject to a number of risks.

Manufacturing

PharmAthene has limited manufacturing capabilities and believes that acceptable alternatives are available through Contract Manufacturing Organizations, “CMOs.” These CMOs have experience in operating under the current Good Manufacturing Practices established by the FDA.

For Protexia, PharmAthene owns and operates a transgenic goat farm for the production of BChE in Quebec, Canada. PharmAthene is currently producing this protein in the milk of transgenic goats at commercially feasible concentrations. This farm will be used for the commercial production of the crude material. The large-scale recovery and purification process is currently under development at PharmAthene’s research center in Montreal and at a CMO. For commercial manufacturing, the initial production will be performed at PharmAthene’s farm and the final purification of the bulk drug substance will be performed at a CMO. Final formulation and delivery are still being developed.

For Valortim, the cell culture process was developed by PharmAthene’s partner for Valortim, Medarex, and results in a commercially feasible and high purity product that would be manufactured commercially by a CMO. PharmAthene has determined that the capital investment and high operating costs of a manufacturing operation are not justified at this time and several acceptable CMOs are available to produce this product.

Competition

Anthrax Therapeutics:

Monoclonal antibodies (“MAbs”) directed against anthrax PA are being developed for post-exposure prophylaxis and as symptomatic therapy for anthrax infection. There are currently a limited number of companies of which PharmAthene is aware with anti-anthrax MAbs in development. These include: Human Genome Sciences, Inc., Elusys Therapeutics, Inc., Avanir Pharmaceuticals Inc. and IQ Corporation BV.

There are a number of orally available small molecule drugs approved and/or under development for the treatment of anthrax. These include both broad spectrum antibiotics as well as anthrax specific products. Bayer Corporation produces Ciprofloxacin, or “Cipro,” which has been approved for the post-exposure prophylaxis of inhalation anthrax. In late 2004, a number of generic versions of Cipro were also approved by the FDA.

In addition to anthrax therapeutics, anthrax vaccines are currently available or in development. At present, only one vaccine is approved for use by the FDA for the prevention of anthrax which is BioThrax made by BioPort Corporation, a subsidiary of Emergent Biosolutions Inc. PharmAthene believes that second generation vaccines consisting of recombinant protective antigen are being developed by VaxGen Inc. and Avecia Biotechnology. PharmAthene also believes that third generation vaccines, consisting of improved formulations of the anthrax protective antigen are being developed by Avant Immunotherapeutics Inc., BioSante Pharmaceuticals, Cerus Corporation Inc., Dynavax Technologies Inc., DVC, Vical and LigoCyte Pharmaceuticals Inc.

 Organophosphorous Nerve Agent Therapeutics:

Nerve agents are considered to be among the most lethal biowarfare agents, yet there are few antidotes available. Symptoms of intoxication develop within seconds, and death can result within minutes after exposure by inhalation, absorption through the skin, or by oral consumption.

The current medical regimen for organophospate intoxication includes pretreatment with carbamates (i.e. pyridostigmine) to protect acetylcholinesterase (AChE) from irreversible inhibition, followed by anticholinergic drugs (i.e. atropine) to counteract the effects of excess acetylcholine, quaternary ammonium oximes (i.e. 2-PAM) to reactivate AChE that was inhibited by organophospate binding, and anticonvulsant drugs (i.e. diazepam) to minimize convulsions and permanent brain damage.

However, these medical countermeasures against nerve agents are not sufficiently effective, particularly at protecting the central nervous system. PharmAthene is aware of several antidotes to other nerve agents being developed by pharmaceutical companies, including Meridian Medical Technologies, a subsidiary of King Pharmaceuticals Inc. and DVC, a division of Computer Sciences Corp., in collaboration with Baxter Healthcare Corporation.

PharmAthene’s Subsidiary: PharmAthene Canada, Inc.

PharmAthene’s efforts with respect to Protexia are conducted primarily through its facility in Canada and through its Canadian subsidiary, PharmAthene Canada, Inc. (“PharmAthene Canada”) through which it develops and manufactures complex recombinant proteins in the milk of transgenic goats for medical and industrial applications. PharmAthene Canada’s strength is producing proteins that cannot be made commercially using other recombinant systems.

PharmAthene Management - Directors and Executive Officers

The following table sets forth the name, position with PharmAthene and principal occupation of PharmAthene’s executive officers, key employees, directors, and members of PharmAthene’s scientific advisory board.

Name	Position	Principal Occupation

David P. Wright	President, Chief Executive Officer and Director	President, Chief Executive Officer and Director

Christopher C. Camut	Chief Financial Officer, Treasurer and Vice President	Chief Financial Officer

Solomon Langermann, Ph.D.	Vice President, Chief Scientific Officer	Vice President, Chief Scientific Officer

Valerie Riddle, MD	Vice President, Medical Director	Vice President, Medical Director

Eric I. Richman	Vice President, Business Development and Strategic Planning	Vice President, Business Development and Strategic Planning

Francesca Cook	Vice President, Policy and Government Affairs	Vice President, Policy and Government Affairs

Joel McCleary	Chairman of the Board	Chairman of the Board Private Investor

James Cavanaugh, Ph.D.	Director	Managing Director of HealthCare Ventures LLC

Elizabeth Czerepak	Director	General Partner, Bear Stearns Health Innoventures Management LLC

Ansbert Gadicke, MD	Director	General Partner of MPM Capital, L.P.

John Gill	Director	President and Chief Executive Officer and Director of TetraLogic Pharmaceuticals

John Mekalanos, Ph.D.	Director	Professor and Chairman of the Department of Microbiology and Molecular Genetics, Harvard Medical School

Steven St. Peter, MD	Director	General Partner of MPM Capital, L.P.

Mrs. William McCormick Blair	Advisor to the Scientific Advisory Board	Vice President and Director Emeritus of The Albert and Marcy Lasker Foundation

Stephen Calderwood, MD	Member Scientific Advisory Board	Chief, Division of Infectious Diseases, and Professor of Medicine (Microbiology and Molecular Genetics) at Harvard Medical School

John Collier, Ph.D.	Member Scientific Advisory Board	Professor of Microbiology and Molecular Genetics at Harvard Medical School

R. Gordon Douglas, MD	Member Scientific Advisory Board	Consultant to the Vaccine Research Center at the National Institute of Health

Stephen Lory, Ph.D.	Member Scientific Advisory Board	Professor of Microbiology and Molecular Genetics at Harvard Medical School

Jerald C. Sadoff, MD	Member Scientific Advisory Board	President and Chief Executive Officer of the Aeras Global TB Vaccine Foundation

John A.T. Young, Ph.D	Member Scientific Advisory Board	Professor, The Salk Institute for Biological Studies in LaJolla, CA

Legal Proceedings

In June 2006, PharmAthene and SIGA Technologies Inc. (“SIGA”) executed a definitive Agreement and Plan of Merger (the “SIGA Agreement”). In connection with the SIGA Agreement, PharmAthene loaned $3.0 million to SIGA pursuant to a Bridge Note Purchase Agreement, dated March 20, 2006. On October 4, 2006, SIGA terminated the SIGA Agreement and subsequently repaid the $3.0 million Bridge Notes including interest. On December 20, 2006, PharmAthene filed a complaint against SIGA in the Delaware Chancery Court. PharmAthene’s complaint alleges that it has the right to an exclusive license to develop and market SIGA’s drug candidate, SIGA-246, pursuant to the terminated SIGA Agreement and other agreements between the parties and the course of performance. The complaint further alleges that SIGA failed to negotiate in good faith the terms of such a license pursuant to the terminated SIGA Agreement and other agreements between the parties and the course of performance. SIGA has filed a Motion to Dismiss the complaint.

PharmAthene is not a defendant to any material legal proceedings.

Facilities

PharmAthene’s corporate headquarters are in the Chesapeake Innovation Center (“CIC”) in Annapolis, Maryland. The CIC is an incubator facility co-sponsored by the State of Maryland and the National Security Agency.

Employees

As of January 31, 2007, PharmAthene had 89 full-time employees. PharmAthene believes its relations with its employees are good.

INFORMATION ABOUT HAQ

Business of HAQ

General

We were incorporated in Delaware on April 25, 2005, as a blank check company formed to serve as a vehicle for the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination of an operating business whose fair market value is at least equal to 80% of our net assets at the time of such business combination.

A registration statement for our IPO was declared effective on July 28, 2005. On August 3, 2005, we consummated our IPO of 9,000,000 units. On August 16, 2005, we consummated the closing of an additional 400,000 units that were subject to the underwriters’ over-allotment option. Each unit consists of one share of common stock and one redeemable common stock purchase warrant. Each warrant entitles the holder to purchase from us one share of our common stock at an exercise price of $6.00 per share. Our common stock and warrants started trading separately as of October 6, 2005.

Our net proceeds from the sale of our units were approximately $69,450,000. Of this amount, $67,928,000 was deposited in trust and the remaining $1,522,000 was held outside of the trust. The proceeds held outside the trust are available to be used by us, and are being used by us, to provide for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. We evaluated a number of candidates before moving forward with PharmAthene. If the Merger with PharmAthene is not consummated, we will not have enough time or resources to continue searching for an alternative target.

Employees

We have three officers, all of whom are also members of our Board of Directors. These individuals are not obligated to contribute any specific number of hours per week and intend to devote only as much time as they deem necessary to our affairs. The amount of time they will devote in any time period will vary based on the availability of suitable target businesses to investigate. We do not intend to have any full time employees prior to the consummation of a business combination.

Properties

We maintain our executive offices at 2116 Financial Center, 666 Walnut Street, Des Moines, Iowa 50309. We have agreed to pay Equity Dynamics, Inc., an affiliated third party of which Mr. Pappajohn is the President and principal stockholder, and Mr. Kinley is a Senior Vice President, approximately $7,500 per month for office space (located at our executive offices) and certain additional general and administrative services, such as an allocable share of receptionist, secretarial and general office services. These offices consist of approximately 2,570 square feet of office space. A prior arrangement with an affiliate of our Chief Executive Officer, Derace Schaffer, M.D., pursuant to which we paid $1,500 a month for office space and certain general and administrative services, as a portion of the $7,500, was terminated on December 31, 2005.

Periodic Reporting and Audited Financial Statements

HAQ has registered its securities under the Securities Exchange Act of 1934 and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. In accordance with the requirements of the Securities Exchange Act of 1934, HAQ’s annual reports will contain financial statements audited and reported on by HAQ independent accountants. HAQ has filed an Annual Report on Form 10-K with SEC covering the fiscal year ended December 31, 2005.

Legal Proceedings

To the knowledge of management, there is no litigation currently pending or contemplated against us or any of our officers or directors in their capacity as such.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS OF HAQ

The following discussion should be read in conjunction with the Consolidated Financial Statements for HAQ beginning on page FS-1 of this proxy statement. These Consolidated Financial Statements present the results of operations for HAQ for the fiscal years ended December 31, 2005 (“2005”) and the fiscal quarter ended September 30, 2006, as well as the financial positions at December 31, 2005 and September 30, 2006. In addition to historical information, the following discussion may contain forward-looking information that involves risks and uncertainties. All amounts presented, except share data, are rounded to the nearest thousand dollars.

We were formed on April 25, 2005, to serve as a vehicle to acquire, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more domestic or international assets or an operating business in the healthcare industry. Our initial business combination must be with a target business or businesses whose fair market value is at least equal to 80% of our net assets at the time of such acquisition. We intend to utilize cash derived from the proceeds of our recently completed IPO, our capital stock, debt or a combination of cash, capital stock and debt, in effecting a business combination.

On August 3, 2005, we consummated our IPO of 9,000,000 units. On August 16, 2005, we consummated the closing of an additional 400,000 units that were subject to the underwriters’ over-allotment option. Each unit consists of one share of common stock and one redeemable common stock purchase warrant. Each warrant entitles the holder to purchase from us one share of our common stock at an exercise price of $6.00.

As discussed in greater detail in the section “The Merger Proposal - Background of the Merger,” prior to entering into the Merger Agreement with PharmAthene, HAQ was engaged in investigating a suitable business combination candidates. HAQ had met with target companies, service professionals and other intermediaries to discuss with them HAQ, the background of HAQ’s management and HAQ’s combination preferences. In the course of these discussions, HAQ had also spent time explaining the capital structure of the IPO, the combination approval process, and the timeline under which HAQ was operating before the proceeds of the offering are returned to investors.

Overall, HAQ has concluded that the environment for target companies has been competitive and believes that private equity firms and strategic buyers represented its biggest competition. HAQ ’s management believes that many of the fundamental drivers of alternative investment vehicles like HAQ are becoming more accepted by investors and potential business combination targets; these include a difficult IPO environment, a cash-rich investment community looking for differentiated opportunities for incremental yield, and business owners seeking new ways to maximize their stockholder value while remaining invested in the business.

From April 2005 (inception) until December 31, 2005, HAQ had net income of approximately $277,295, derived from dividend and interest income, gain on derivative liabilities, less operating expenses and taxes.

Our net proceeds from the sale of our units, including amounts from exercise of the underwriters’ over-allotment option, after deducting certain offering expenses of approximately $1,220,000, including $720,000 evidencing the underwriters’ non-accountable expense allowance of 1% of the gross proceeds (excluding the proceeds from the underwriters’ over-allotment), and underwriting discounts of approximately $4,512,000, were approximately $69,468,000. Of this amount, $67,928,000 is being held in trust and the remaining funds are being held outside of the trust. The remaining proceeds are available to be used by us to provide for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. To the extent that our capital stock is used in whole or in part as consideration to effect a business combination, the proceeds held in the trust fund as well as any other net proceeds not expended will be used to finance the operations of the target business. We believe we will have sufficient available funds outside of the trust fund to operate through August 2007, assuming that a business combination is not consummated during that time. We do not believe we will need to raise additional funds in order to meet the expenditures required for operating our business.

The table below compares the use of net proceeds from HAQ’s IPO held outside of the trust estimated at the time of the public offering (August 3, 2005) versus those estimated by HAQ as of September 30, 2006.

	S-1	Currnent Estimate
Legal, Accounting and other expenses attendant to the due diligence investigations, structuring and negotiation of business combination	$200,000	$200,000
Payment for administrative services and support ($7,500 per month)	$180,000	$180,000
Due diligence of prospective target businesses	$600,000	$402,000
Legal and accounting fees relating to SEC reporting obligations	$50,000	$52,000
Income and Franchise Taxes	—	$300,000
Working Capital and Reserves	$450,000	$388,000
Total	$1,480,000	$1,522,000

(1)	Assumes the proposed business combination with PharmAthene is consummated prior to _______, 2007.

(2)	Existing available funds are not sufficient to satisfy estimated transaction costs prior to the Merger with PharmAthene.

As of September 30, 2006, HAQ had (i) $763,931 in cash outside the trust and (ii) $227,040 in current liabilities including accrued legal fees, due diligence expenses and related transaction expenses and taxes, but excluding deferred revenue. Assuming that (a) dissolution is not completed until August 2007, (b) that interest earned on the trust between September 30, 2006 and August 2007 is approximately $2.0 million, HAQ currently estimates the trust amount as of August 2007 would be approximately $2.0 million higher than the September 30, 2006 balance; management of HAQ believes the $2.0 million of this trust income would be offset by an estimated $420,000 for franchise and income tax payments through August 2007. Separately, management of HAQ estimates that the dissolution process would cost approximately $50,000 to $75,000. This estimated amount, in addition to the other liabilities currently indemnified by certain officers and directors, consisting of vendors (list vendor liabilities) would result in claims or liabilities which certain of HAQ’s officers and directors have agreed to indemnify the trust account. We do not believe there would be any claims or liabilities against which certain of HAQ’s executive officers and directors have agreed to indemnify the trust account in the event of such dissolution. As of September 30, 2006, HAQ has approximately $760,000 outside of the trust account. The increase in fees versus our original estimates is due primarily to the length of time and associated expenses that have been required to complete the Merger Agreement including the time and expense of preparing various regulatory filings, due diligence costs and the associated costs therewith relative to what was originally estimated. Such increases are not necessarily based on the number of months since HAQ’s IPO, but rather the time and process from the initiation of the drafting of the Merger Agreement in February through the expected closing, unanticipated events. Our counsel and certain of our advisors other than accountants have agreed to alter their fees or a substantial portion thereof until the consummation of a transaction and to forego such fees in the event the Merger is not consummated. Accordingly, HAQ believes it has adequate funds to complete the proposed merger with PharmAthene. In the event the Merger is not consummated, HAQ will be forced to liquidate. See Risk Factors.

Off-Balance Sheet Arrangements; Commitments and Contractual Obligations

As of December 31, 2005 and September 30, 2006, HAQ did not have any off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K and did not have any commitments or contractual obligations. No unaudited quarterly operating data is included in this proxy statement as HAQ has conducted no operations to date.

Dissolution and Liquidation if No Business Combination

We have agreed with the trustee to promptly adopt a plan of dissolution and liquidation and initiate procedures for our dissolution and liquidation if we do not effect the Merger before August 3, 2007. The plan of dissolution will provide that we liquidate all of our assets, including the trust account, and after reserving amounts sufficient to cover our liabilities and obligations and the costs of dissolution and liquidation, distribute those assets solely to our public stockholders. As discussed below, the plan of dissolution and liquidation will be subject to stockholder approval.

Upon the approval by our stockholders of our plan of dissolution and liquidation, we will liquidate our assets, including the trust account, and after reserving amounts sufficient to cover our liabilities and obligations and the costs of dissolution and liquidation, distribute those assets solely to our public stockholders. Our initial stockholders, including certain of our officers and directors, have waived their rights to participate in any liquidating distributions occurring upon our failure to consummate a business combination with respect to those shares of common stock acquired by them prior to completion of our IPO and have agreed to vote all of their shares in favor of any such plan of dissolution and liquidation. We estimate that, in the event we liquidate the trust account, our public stockholders will receive approximately $7.48 (as of September 30, 2006) per share. We expect that all costs associated with implementing a plan of dissolution and liquidation as well as payments to any creditors will not be able to be funded by the proceeds of our IPO not held in the trust account and cannot assure you that any of those funds will be available for such purposes. Accordingly, if we do not have sufficient or any funds for those purposes, the amount distributed to our public stockholders will be less than $7.48 per share (as of September 30, 2006) as a result of the trust account being reduced to satisfy the costs associated with a liquidation.

To mitigate the risk of the amounts in the trust account being reduced by the claims of creditors:

• Prior to completion of the Merger, we will seek to have all vendors, prospective target businesses and other entities, which we refer to as potential contracted parties or a potential contracted party, execute valid and enforceable agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of our public stockholders. In the event that a potential contracted party were to refuse to execute such a waiver, we will execute an agreement with that entity only if our management first determines that we would be unable to obtain, on a reasonable basis, substantially similar services or opportunities from another entity willing to execute such a waiver. Examples of instances where we may engage a third party that has refused to execute a waiver would be the engagement of a third party consultant whose particular expertise or skills are believed by management to be superior to those of other consultants that would agree to execute a waiver or a situation in which management does not believe it would be able to find a provider of required services similar in talent willing to provide the waiver.

• If we enter into an agreement with a potential contracted party that refuses to execute a valid and enforceable waiver, then our initial directors and officers will be personally liable to cover the potential claims made by such party but only if, and to the extent that, the claims otherwise would reduce the trust account proceeds payable to our public stockholders in the event of a dissolution and liquidation and the claims were made by that party for services rendered or products sold to us.

There is no guarantee that vendors, prospective target business, or other entities will execute such agreements, or even if they execute such agreements that they would be prevented from bringing claims against the trust account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility and other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with a claim against our assets, including the funds held in the trust account. In addition, the indemnification provided by certain of our directors and officers is limited to claims by vendors that do not execute such valid and enforceable agreements. Claims by target businesses or other entities and vendors that execute such valid and enforceable agreements would not be indemnified by certain of our directors and officers. Based on representations made to us by certain of our directors and officers, we currently believe they are of substantial means and capable of funding a shortfall in our trust account to satisfy their foreseeable indemnification obligations, but we have not asked them to reserve for such an eventuality. Despite our belief, we cannot assure you that they will be able to satisfy those obligations. The indemnification obligations may be substantially higher than they currently foresee or expect and/or their financial resources may deteriorate in the future. As a result, the steps outlined above may not effectively mitigate the risk of creditors’ claims reducing the amounts in the trust account.

Furthermore, creditors may seek to interfere with the distribution of the trust account pursuant to federal or state creditor and bankruptcy laws which could delay the actual distribution of such funds or reduce the amount ultimately available for distribution to our public stockholders. If we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, the funds held in our trust account will be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to claims of third parties with priority over the claims of our public stockholders. To the extent bankruptcy claims deplete the trust account, we cannot assure you we will be able to return to our public stockholders the liquidation amounts they might otherwise receive.

As required under Delaware law, we will seek stockholder approval for any plan of dissolution and liquidation. We currently believe that any plan of dissolution and liquidation subsequent to the expiration of the 24 month deadline would proceed in approximately the following manner (subject to our agreement to take earlier action as described below):

• our Board will, consistent with its obligations described in our amended and restated certificate of incorporation, prior to the passing of such deadline, convene and adopt a specific plan of dissolution and liquidation, which it will then vote to recommend to our stockholders; at such time we will also prepare a preliminary proxy statement setting out such plan of dissolution and liquidation as well as the Board’s recommendation of such plan;

• upon such deadline (or earlier as described below), we would file our preliminary proxy statement with the SEC;

• if the SEC does not review the preliminary proxy statement, then, 10 days following the filing date, we will file a definitive proxy statement with the SEC and will mail the definitive proxy statement to our stockholders, and 30 days following the mailing, we will convene a meeting of our stockholders, at which they will either approve or reject our plan of dissolution and liquidation; and

•  if the SEC does review the preliminary proxy statement, we currently estimate that we will receive their comments approximately 30 days following the filing of the preliminary proxy statement. We will mail a definitive proxy statement to our stockholders following the conclusion of the comment and review process (the length of which we cannot predict with any certainty, and which may be substantial) and we will convene a meeting of our stockholders as soon as permitted thereafter.

In the event that we seek stockholder approval for a plan of dissolution and liquidation and do not obtain such approval, we will nonetheless continue to take all reasonable actions to obtain stockholder approval for our dissolution. Pursuant to the terms of our amended and restated certificate of incorporation, our purpose and powers following the expiration of the permitted time periods for consummating a business combination will automatically be limited to acts and activities relating to dissolving and winding up our affairs, including liquidation. Following the expiration of such time periods, the funds held in our trust account may not be distributed except upon our dissolution and, unless and until such approval is obtained from our stockholders, the funds held in our trust account will not be released. Consequently, holders of a majority of our outstanding stock must approve our dissolution in order to receive the funds held in our trust account, and the funds will not be available for any other corporate purpose. Our initial stockholders have agreed to vote all the shares of common stock held by them in favor of the dissolution. We cannot assure you that our stockholders will approve our dissolution in a timely manner or will ever approve our dissolution. As a result, we cannot provide investors with assurances of a specific time frame for our dissolution and distribution.

We expect that our total costs and expenses associated with the implementing and completing our stockholder-approved plan of dissolution and liquidation will be in the range of $50,000 to $75,000. This amount includes all costs and expenses related to filing our dissolution in the State of Delaware, the winding up of our company and the costs of a proxy statement and meeting relating to the approval by our stockholders of our plan of dissolution and liquidation. We believe that there should be sufficient funds available from the proceeds not held in the trust account to fund the $50,000 to $75,000 of expenses, although we cannot give you assurances that there will be sufficient funds for such purposes.

Under the Delaware General Corporation Law (“DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If we complied with certain procedures set forth in Section 280 of the DGCL intended to ensure that a corporation makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of a stockholder with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, it is our intention to make liquidating distributions to our public stockholders as soon as reasonably possible after dissolution and, therefore, we do not intend to comply with those procedures. As such, our public stockholders could potentially be liable for any claims to the extent of distributions received by them in a dissolution and any such liability of our public stockholders will likely extend beyond the third anniversary of such dissolution. Because we will not be complying with Section 280, we will seek stockholder approval to comply with Section 281(b) of the DGCL, requiring us to adopt a plan of dissolution that will provide for our payment, based on facts known to us at such time, of (i) all existing claims, (ii) all pending claims, and (iii) all claims that may be potentially brought against us within the subsequent 10 years. However, because we are a blank check company rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as accountants, lawyers, investment bankers, etc.) or potential target businesses. As described above, we seek to have all vendors and prospective target businesses execute valid and enforceable agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the trust account and to date have entered into such agreements with PharmAthene. As a result, we believe the claims that could be made against us will be significantly reduced and the likelihood that any claim that would result in any liability extending to the trust will be limited.

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED
FINANCIAL INFORMATION AS OF SEPTEMER 30, 2006

The following unaudited pro forma condensed combined consolidated financial statements combine the historical consolidated balance sheets and statements of operations of HAQ and PharmAthene. We are providing the following information to aid you in your analysis of the financial aspects of the Merger. We derived this information from the audited consolidated financial statements of HAQ for the fiscal year ended December 31, 2005, from the audited financial statements of PharmAthene for the fiscal year ended December 31, 2005, and from the unaudited financial statements of the two companies for the nine months ended September 30, 2006.

The unaudited pro forma condensed combined consolidated financial information is only a summary and you should read it in conjunction with HAQ’s ‘‘Management’s Discussion and Analysis of Financial Condition and Results of Operations”, the historical consolidated financial statements and related notes contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and its quarterly report on Form 10-Q for the nine months ended September 30, 2006, incorporated by reference in and accompanying this proxy statement and PharmAthene’s separate historical financial statements and notes thereto for the year ended December 31, 2005 and for the nine months ended September 30, 2006, as included in this proxy statement.

The unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2006 gives effect to the Merger. The pro forma condensed combined consolidated balance sheet is based on the historical balance sheet of HAQ as of September 30, 2006 and the historical balance sheet of PharmAthene as of September 30, 2006. The unaudited pro forma condensed combined the Merger as if it had occurred on January 1, 2005 (the first day of year 2005 for PharmAthene). The pro forma condensed combined consolidated statement of operations for the fiscal year ended December 31, 2005 is based on historical results of operations of HAQ and PharmAthene for the year ended December 31, 2005. The unaudited pro forma condensed combined consolidated statement of operations for the nine months ended September 30, 2006 is based on the historical results of operations of HAQ and PharmAthene for the nine months ended September 30, 2006 and gives effect to the Merger as if it had occurred on January 1, 2006 (the first day of the nine month period ending September 30, 2006 for PharmAthene).

The unaudited pro forma condensed combined consolidated financial information is for illustrative purposes only. The companies may have performed differently had they always been combined. You should not rely on the pro forma condensed combined consolidated financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the Merger.

The following unaudited pro forma condensed consolidated financial statements have been prepared using two levels of assumptions with respect to the number of outstanding shares of our common stock, as follows:

(i) assuming no conversions and maximum approval - this presentation assumes that none of our stockholders holding shares sold in our IPO vote against the Merger and convert their shares into a pro rata portion of the trust account; and

(ii) assuming maximum conversions and minimum approval - this presentation assumes that holders of 19.99% of our stock sold in our IPO vote against the Merger and convert their shares into a pro rata portion of the trust account.

The unaudited pro forma condensed consolidated financial statements are based on the estimates and assumptions that we believe are reasonable and that are set forth in the notes to such statements, which are preliminary and have been made solely for purposes of developing such pro forma information. We are providing this information to you to aid in your analysis of the financial aspects of the Merger and related transactions. The unaudited pro forma condensed consolidated financial statements are not intended to represent or be indicative of our consolidated results of operations or financial condition that we would have reported had the Merger, been completed as of the dates presented, and should not be taken as representative of our future consolidated results of operations or financial condition.

With Minimum Approval
Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet
As of September 30, 2006

	Historical PharmAthene	Historical HAQ	Pro Forma Adjustments		Pro Forma Combined

Cash and cash equivalents	$6,505,932	$763,931	$(2,000,000)	4c	$5,269,863
Cash held in trust		70,283,506	(17,031,426)	4g	53,252,080
Accounts receivable, net	544,251	—	—		544,251
Prepaid expenses	1,276,687	116,168	—		1,392,855
Note receivable	3,000,000	—	—		3,000,000
Other assets	92,150	—	—		92,150
Total current assets	11,419,020	71,163,605	(19,031,426))		63,551,199
Property and equipment, net	5,254,275	—	—		5,254,275
Patents, net	1,340,869	—	—		1,340,869
Deferred financing costs	1,357,176	—	—		1,357,176
Total assets	$19,371,340	$71,163,605	$(19,031,426))		$71,503,519
Current liabilities:
Accounts payable	$1,007,790	$12,477	$—		$1,020,267
Accrued expenses and other current liabilities	761,765	214,563	306,914	4e,i	1,283,242
Deferred revenue	—	470,865			470,865
Notes payable	11,768,088	—	731,912	4a	12,500,000
Total current liabilities	13,537,643	697,905	1,038,826		15,274,374
Common stock, subject to possible redemption 1,879,060 shares, at conversion value		13,578,807	(13,578,807)	4g	—
Minority Interest — Series C convertible redeemable preferred stock of PHTN Canada, par value $0.001 per share; unlimited shares authorized	2,507,557	—	(2,507,557)	4d	—
Series A convertible redeemable preferred stock, par value $0.001 per share; authorized 16,442,000 shares	18,736,219	—	(18,736,219)	4d	—
Series B convertible redeemable preferred stock, par value $0.001 per share; authorized 30,448,147 shares	31,051,618	—	(31,051,618)	4d	—
Series C convertible redeemable preferred stock, par value $0.001 per share; authorized 22,799,574 shares	14,259,971	—	(14,259,971)	4d	—
Warrants to purchase Series C convertible redeemable preferred stock, exercisable at approx. $0.91 per share	874,270	—	(874,270)	4b	—
Stockholders’ equity:
Common stock, par value $0.001 per share; authorized 147,089,104 shares, 12,483,472 issued and outstanding	12,483	—	(12,483)	4d	—
Preferred stock $0.0001 par value; authorized 1,000,000; none issued and outstanding	—	—	—		—
Common stock - $0.0001 par value; authorized 100,000,000 shares; 11,650,000 shares issued and outstanding (which includes 1,879,060 subject to possible conversion)	—	1,165	970	4d	2,135
Additional paid-in capital	—	55,818,948	11,621,968	4f	67,440,916
Accumulated other comprehensive loss	389,720	—	—		389,720
Retained Earnings (Accumulated deficit)	(61,998,141)	1,066,780	49,327,735	4g	(11,603,626)
Total stockholders’ equity	(61,595,938)	56,886,893	60,938,189		56,229,144
Total liabilities, convertible redeemable preferred stock and stockholders’ deficit	$19,371,340	$71,163,605	$(19,031,426)		$71,503,519

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements.

With Maximum Approval
Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet
As of September 30, 2006

	Historical PharmAthene	Historical HAQ	Pro Forma Adjustments		Pro Forma Combined
Cash and cash equivalents	$6,505,932	$763,931	$(2,000,000)	4c	$5,269,863
Cash held in trust		70,283,506			70,283,506
Accounts receivable, net	544,251	—	—		544,251
Prepaid expenses	1,276,687	116,168	—		1,392,855
Note receivable	3,000,000	—	—		3,000,000
Other assets	92,150	—	—		92,150
Total current assets	11,419,020	71,163,605	(2,000,000)		80,582,625
Property and equipment, net	5,254,275	—	—		5,254,275
Patents, net	1,340,869	—	—		1,340,869
Deferred financing costs	1,357,176	—	—		1,357,176
Total assets	$19,371,340	$71,163,605	$(2,000,000)		$88,534,945
Current liabilities:
Accounts payable	$1,007,790	$12,477	$—		$1,020,267
Accrued expenses and other current liabilities	761,765	214,563	306,914	4e,i	1,283,242
Deferred revenue	—	470,865			470,865
Notes payable	11,768,088	—	731,912	4a	12,500,000
Total current liabilities	13,537,643	697,905	1,038,826		15,274,374
Common stock, subject to possible redemption 1,879,060 shares, at conversion value		13,578,807	(13,578,807)	4g	—
Minority Interest — Series C convertible redeemable preferred stock of PharmAthene Canada, par value $0.001 per share; unlimited shares authorized	2,507,557	—	(2,507,557)	4d	—
Series A convertible redeemable preferred stock, par value $0.001 per share; authorized 16,442,000 shares	18,736,219	—	(18,736,219)	4d	—
Series B convertible redeemable preferred stock, par value $0.001 per share; authorized 30,448,147 shares	31,051,618	—	(31,051,618)	4d	—
Series C convertible redeemable preferred stock, par value $0.001 per share; authorized 22,799,574 shares	14,259,971	—	(14,259,971)	4d	—
Warrants to purchase Series C convertible redeemable preferred stock, exercisable at approx. $0.91 per share	874,270	—	(874,270)	4b	—
Stockholders’ equity:
Common stock, par value $0.001 per share; authorized 147,089,104 shares, 12,483,472 issued and outstanding	12,483	—	(12,483)	4d	—
Preferred stock $0.0001 par value; authorized 1,000,000; none issued and outstanding	—	—	—		—
Common stock - $0.0001 par value; authorized 100,000,000 shares; 11,650,000 shares issued and outstanding (which includes 1,879,060 subject to possible conversion)	—	1,165	1,202	4d	2,367
Additional paid-in capital	—	55,818,948	11,621,968	4f	67,440,916
Accumulated other comprehensive loss	389,720	—	—		389,720
Retained Earnings (Accumulated deficit)	(61,998,141)	1,066,780	66,358,929	4g	5,427,568
Total stockholders’ equity	(61,595,938)	56,886,893	77,969,616		73,260,571
Total liabilities, convertible redeemable preferred stock and stockholders’ deficit	$19,371,340	$71,163,605	$(2,000,000)		$88,534,945

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements.

Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2006

	Historical PharmAthene	Historical HAQ	Pro Forma Adjustments			Pro Forma Combined
Revenues:
Grant Revenue	$178,701	$—	$			$178,701
Other Revenue	9,331	—				9,331
Total revenues	188,032	—		—		188,032
Costs and expenses:
Research and Development	4,745,628	—				4,745,628
General and Administrative	4,665,292	421,071				5,086,363
Depreciation & Amortization	389,975	—				389,975
Acquired In-Process Research & Development	—	—				—
Total costs and expenses	9,800,895	421,071		—		10,221,966
Operating loss	(9,612,863)	(421,071)				(10,033,934)
Other income (expense):
Interest Income	131,245	1,355,556				1,486,801
Interest Expense	(298,157)	—		(451,914	)4e	(750,071)
Total other income (loss)	(166,912)	1,355,556		(451,914)		736,730
Income (loss) before taxes	(9,779,775)	934,485		(451,914)		(9,297,204)
Provision for taxes	—	(145,000)		145,000	4i	—
Net income (loss)	(9,779,775)	789,485		(306,914)		(9,297,204)
Accretion of redeemable convertible preferred stock to redemptive value	(4,931,125)	—		4,931,125	4j	—
Net income (loss) attributable to common shareholders	$(14,710,900)	$789,485		$4,624,211		$(9,297,204)
Weighted average shares outstanding	11,123,241	11,650,000		12,017,200	4d	23,667,200 *
Net income (loss) per share	$(1.32)	$0.07				$(0.39) *

* With minimum approval, pro forma weighted average shares outstanding would be 21,348,850 resulting in a pro forma net loss per share of ($0.44).

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements.

Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2005

	Historical PharmAthene	Historical HAQ	Pro Forma Adjustments			Pro Forma Combined
Revenues:
Grant Revenue	$1,045,751	$—	$			$1,045,751
Other Revenue	52,649	—				52,649
Total revenues	1,098,400	—		—		1,098,400
Costs and expenses:
Research and Development	6,351,157	—				6,351,157
General and Administrative	5,009,267	260,779		242,340	4h	5,512,386
Depreciation & Amortization	660,567	—				660,567
Acquired In-Process Research & Development	12,812,000	—				12,812,000
Total costs and expenses	24,832,991	260,779		242,340		25,336,110
Operating loss	(23,734,591)	(260,779)		(242,340)		(24,237,710)
Other income (expense):
Interest Income	381,840	586,074				967,914
Interest Expense	(988)	—		(1,000,000)	4e	(1,000,988)
Total other income (loss)	380,852	586,074		(1,000,000)		(33,074)
Income (loss) before taxes	(23,353,739)	325,295		(1,242,340)		(24,270,784)
Provision for taxes	—	(48,000)		48,000	4i	—
Net income (loss)	(23,353,739)	277,295		(1,194,340)		(24,270,784)
Accretion of redeemable convertible preferred stock to redemptive value	(5,698,630)	—		5,698,630	4i	—
Net loss attributable to common shareholders	$(29,052,369)	$277,295		$4,504,290		$(24,270,784)
Weighted average shares outstanding	10,817,949	7,869,200		12,017,200	4d	19,886,400 *
Net loss per share	$(2.69)	$0.04				$(1.22)*

* With minimum approval, pro forma weighted average shares outstanding would be 18,320,429 resulting in a pro forma net loss per share of ($1.32).

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Information

(1)	Description of Transactions and Basis of Pro Forma Presentation

On January 19, 2007, PharmAthene and HAQ entered into an Agreement and Plan of Merger (the “Merger Agreement”). In connection with the proposed merger (the “Merger”), HAQ will issue 12,500,000 shares of its common stock for all of PharmAthene’s outstanding shares of preferred stock and common stock, with 482,800 shares reserved for the purpose of issuance upon the exercise of PharmAthene’s common stock options. For accounting purposes, the transaction is considered a ‘‘reverse merger” under which PharmAthene is considered to be acquiring HAQ. The 11,650,000 shares of HAQ common stock outstanding are considered as the basis for determining the consideration in the reverse merger transaction. Based on the outstanding shares of PharmAthene capital stock on September 30, 2006, common stockholders of PharmAthene will exchange their shares for 626,200 shares of HAQ common stock and preferred stockholders of PharmAthene will exchange their shares for 11,391,000 shares of HAQ common stock.

In addition, each PharmAthene stock option that is outstanding on the closing date will be converted to HAQ options by multiplying the PharmAthene options in accordance with agreed upon amounts. The new exercise price will also be determined by multiplying the old exercise price by the same ratio. Each of these options will be subject to the same terms and conditions that were in effect for the related PharmAthene option.

At the effective time of the Merger, all options to purchase shares of PharmAthene stock then outstanding under the PharmAthene, Inc. 2002 Long-Term Incentive Plan (as amended, the “PharmAthene Plan”) or issued under any other agreement, whether vested or unvested, shall be assumed by HAQ. The per-share exercise price for the shares of HAQ common stock issuable upon exercise of such assumed outstanding PharmAthene option will be equal to the quotient determined by dividing the exercise price per share of PharmAthene common stock at which such outstanding PharmAthene option was exercisable immediately prior to the closing of the Merger by the share exchange ratio, and rounding the resulting exercise price up to the nearest whole cent. PharmAthene has, as of the date hereof, options and warrants to acquire 9,625,197 shares of its common stock. The share exchange ratio for the options is .0502 to one. As a consequence, HAQ shall grant 482,800 options with an average exercise price of $___ per share in exchange for all of the PharmAthene options assumed by HAQ.

The unaudited pro forma condensed consolidated financial statements have been prepared using two levels of assumptions with respect to the number of outstanding shares of our common stock, as follows:

(i) assuming no conversions and maximum approval - this presentation assumes that none of our stockholders holding shares sold in our IPO vote against the Merger and convert their shares into a pro rata portion of the trust account; and

(ii) assuming maximum conversions and minimum approval - this presentation assumes that holders of 19.99% of our stock sold in our IPO vote against the Merger and convert their shares into a pro rata portion of the trust account.

(2)	Preliminary Merger Purchase Price

The unaudited pro forma condensed combined consolidated financial statements reflect the Merger of PharmAthene with HAQ as a reverse merger wherein PharmAthene is deemed to be the acquiring entity from an accounting perspective. For accounting purposes, the transaction is being treated as an acquisition of assets and not a business combination because HAQ did not meet the definition of a business under EITF 98-3, Determination Whether a Nonmonetary Transaction Involves Receipt of Productive Assets or of a Business. Accordingly, the transaction has been treated as a capital transaction whereby PharmAthene is issuing stock for the net monetary assets of HAQ, accompanied by a recapitalization. PharmAthene has recorded the purchase price as the net assets acquired with the offsetting credit to equity.

(3)	Preliminary Merger Purchase Allocation

Based on PharmAthene’s preliminary valuation of the fair value of the net assets acquired, the preliminary purchase price is as follows:

Initial Fair Value
Tangible assets acquired	$71,163,605
Liabilities assumed	(697,905)
Net assets acquired	$70,465,700

The final determination of the purchase price allocation will be based on the fair values of the assets and the fair value of the liabilities assumed at the effective date of the Merger. The purchase price will remain preliminary until PharmAthene is able to finalize its valuation of the fair value of the assets and liabilities acquired. The final determination of purchase price allocation will be completed as soon as practical after the effective date of the Merger. The final amounts allocated to assets and liabilities could differ significantly from the amounts presented in the unaudited pro forma condensed combined consolidated balance sheet and related notes.

(4) Pro Forma Adjustments

(a)	To record the conversion of the PharmAthene $11.8 million 8% convertible notes to the newly issued HAQ $12.5 million in 8% convertible notes with a 24 month maturity

(b)	To record the write-off of PharmAthene warrants convertible into Series C convertible redeemable preferred stock

(c)	To record merger-related transaction fees of approximately $2.0 million

(d)	To record the elimination of PharmAthene classes of equity in exchange for HAQ common stock (See Note 1) and to record issuance of shares to HAQ

Shares	Prior to merger	Common Stock
PharmAthene common stock	12,483,472 shares	626,200 shares
PharmAthene Preferred stock	61,836,626 shares	10,805,286 shares
Series C Exchangeable stock	2,591,654 shares	585,714 shares
Total	76,911,752 shares	12,017,200 shares

	For the nine months ended September 30, 2006	For the twelve months ended December 31, 2005
HAQ weighted average shares outstanding	11,650,000	7,869,200
Issuance of shares in exchange for PharmAthene preferred and common stock	12,017,200	12,017,200
Total weighted average shares outstanding	23,667,200	19,886,400

(e)
To record interest expense on the $12.5 million 8% convertible notes payable assuming a 24 month maturity and additional $451,914 for the nine months ended September 30, 2006 and $1,000,000 for the twelve months needed December 31, 2005

(f)	Pro forma adjustments to additional paid in capital are an aggregate of the following

To transfer HAQ paid in capital to retained earnings	(55,818,948)

To record the exchange of PharmAthene preferred and common stock for HAQ common stock	67,440,916
$11,621,968

(g)	Pro forma adjustments to accumulated deficit are an aggregate of the following

To record the transfer of HAQ capital to retained earnings	$55,818,948
To record the transfer of redeemable common stock to retained earnings	13,578,807
To record transaction costs	(2,000,000)
To record additional debt placement with the issuance of $12.5 million 8% convertible notes	(731,912)
To record additional debt interest	(451,914)
To record elimination of HAQ historic tax provision	145,000
Adjustment if maximum stockholder approval (no conversions)	$66,358,929
To record purchase of common stock of stockholders not in favor of the Merger, assumes a $7.23 purchase price, and includes interest income earned	(17,031,194)
Adjustment if minimum stockholder approval (maximum conversions)	$49,327,735

(h)	To record pro forma stock compensation expense of $242,340 had PharmAthene adopted Statement of Financial Accounting Standard 123R Share-Based Payment (“FAS 123R”) as of January 1, 2005.

(i)	To record the elimination of historical HAQ tax provision of $145,000 and $48,000 for the nine months ended September 30, 2006 and the twelve months ended December 31, 2005, respectively

(j)	To record the elimination of historic PharmAthene accretion of redeemable convertible preferred stock

DIRECTORS AND MANAGEMENT OF HAQ FOLLOWING THE
MERGER WITH PHARMATHENE

Following the Merger, it is anticipated that the directors and executive officers of the combined company will be the individuals indicated below.

Name	Age	Position
John Pappajohn	78	Chairman of the Board
David P. Wright	58	Chief Executive Officer, Director
James H. Cavanaugh, Ph.D.	69	Director
Elizabeth Czerepak	51	Director
Steven St. Peter, M.D.	40	Director
Joel McCleary	58	Director
Derace L. Shaffer, M.D.	59	Director

John Pappajohn has served as HAQ’s chairman and secretary since April 2005. Since 1969, Mr. Pappajohn has been the President and principal stockholder of Equity Dynamics, Inc., a financial consulting firm, and the sole owner of Pappajohn Capital Resources, a venture capital firm. He also serves as a director of the following public companies: Allion Healthcare, Inc., American CareSource Holdings, Inc., CareGuide, Inc. MC Informatics, Inc. and PACE Health Management Systems, Inc. Mr. Pappajohn has been an active private equity investor in healthcare companies for more than 30 years and has served as a director of more than 40 public companies. Mr. Pappajohn has been a founder in several public healthcare companies such as Caremark Rx, Inc., Quantum Health Resources, and Radiologix, Inc. Mr. Pappajohn received his B.S.C. from the University of Iowa. Mr. Pappajohn will serve as Chairman of the Board of the combined company.

David P. Wright joined PharmAthene as President and Chief Executive Officer in July 2003. Prior to joining PharmAthene, and during 2003, he served as President and Chief Operating Officer of GenVec Inc, and previously, from 2001 to 2003, President and Chief Business Officer of Guilford Pharmaceuticals. Mr. Wright served as Executive Vice President for MedImmune, Inc. from 1990 to 2000 where he was responsible for building MedImmune’s commercial operation and growing product sales from $0 to over $400 million per year. Prior to serving at MedImmune, he has held various marketing and sales positions at pharmaceutical companies including SmithKline and French Laboratories, G.D. Searle, and Glaxo.

James H. Cavanaugh, Ph.D, has been a Managing Director of HealthCare Ventures LLC since 1989. Prior thereto, Dr. Cavanaugh served as President of SmithKline and French Laboratories U.S., Inc., from March 1985 to February 1989 and as President of SmithKline Clinical Laboratories from 1981 to 1985. Prior thereto, Dr. Cavanaugh was the President of Allergan International, a specialty eye care company. Dr. Cavanaugh also serves as a member of the Board of Directors of. Shire Pharmaceuticals Group PLC (non-executive Chairman), Diversa Corp. (Chairman), MedImmune, Inc. and Advancis Pharmaceutical Corporation. Prior to his industry experience, Dr. Cavanaugh was Deputy Assistant to the President for Domestic Affairs and Deputy Chief of the White House Staff. Before his White House tour, he served as Deputy Assistant Secretary for Health and Scientific Affairs in the U.S. Department of Health, Education and Welfare and as Special Assistant to the Surgeon General of the U.S. Public Health Service. In addition to serving on the boards of directors of several health care and biotechnology companies, Dr. Cavanaugh currently serves as Trustee Emeritus of the California College of Medicine. He has previously served on the Board of Directors of the National Venture Capital Association, the Pharmaceutical Research and Manufacturers Association, Unihealth America, the Proprietary Association and on the Board of Trustees of the National Center for Genome Resources. He was a Founding Director of the Marine National Bank in Santa Ana, California. Dr. Cavanaugh holds a doctorate and a master’s degree from the University of Iowa and a bachelor of science degree from Fairleigh Dickinson University.

Elizabeth Czerepak was a founder of Bear Stearns Health Innoventures and has been a member of Bear Stearns Health Innoventures Management L.L.C., the general partner of the funds comprising the Bear Stearns Health Innoventures group, since its inception in April 2001. She is an employee of Bear Stearns Asset Management Inc., the managing member of Bear Stearns Health Innoventures Management LLC. Prior to joining Bear Stearns Health Innoventures, Ms. Czerepak was vice president of business development and a member of the executive board at BASF Pharma/Knoll Pharmaceutical Co. From 1987 to 1995, Ms. Czerepak served in various senior positions at Hoffmann-La Roche, responsible for licensing, acquisitions, financial analysis and strategic planning. Ms. Czerepak also established an internal venture vehicle for Hoffmann-La Roche to facilitate start-up companies. Ms. Czerepak began her pharmaceutical career at Merck in 1982 where she led the development of a simulation-based model for comprehensive research and development strategic planning. She was an instructor in the MBA program at Fairleigh Dickinson University, and holds a bachelor of arts degree magna cum laude from Marshall University and an MBA degree in finance from Rutgers University. She is NASD registered and currently serves on the Board of Directors of Affymax, Inc., Agensys, Inc., and PharmAthene.

Steven St. Peter, M.D. has served as a member of PharmAthene’s Board of Directors since October 2004. He joined MPM Asset Management LLC as a principal in 2004 and became a general partner in 2005. Prior to joining MPM, from 2001 to 2003, he was a principal at Apax Partners and from 1999 to 2001, he was a senior associate at The Carlyle Group. His investment scope has included both venture and buyout transactions across the medical technology and biopharmaceutical industries. Dr. St. Peter is board certified in internal medicine and was previously an assistant clinical professor of Medicine at Columbia University. He completed his Doctor of Medicine at Washington University. Prior to his medical training, he was an investment banker at Merrill Lynch. He is also a director of Omrix Biopharmaceuticals (Nasdaq: OMRI), Helicos BioSciences Corporation, Syndex Pharmaceuticals, Inc. and Xanodyne Pharmaceuticals Inc.

Joel McCleary has served as Chairman of the Board of PharmAthene since its inception. He has previously served as a White House Aide, Treasurer of the Democratic Party, and President of the Sawyer - Miller Group International and President of the Institute for Asian Democracy. He has served as a consultant to the Department of State. He is a co-founder and board member of Raydiance Inc. and is also a co-founder of Drinks that Work Inc. He serves on the Harvard Medical School’s board of advisors and is an advisor to the Center for Biosecurity of the University of Pittsburgh Medical Center. Mr. McCleary is founding partner of Four Seasons Ventures LLC.

Derace L. Schaffer, M.D. has served as our Vice Chairman and Chief Executive Officer since April 2005. Dr. Schaffer is the founder and Chief Executive Officer of The Lan Group, a venture capital firm specializing in healthcare and high technology investments. He also serves as a director of the following public companies: Allion Healthcare, Inc., American CareSource Holdings, Inc., and CareGuide, Inc. He has served as Chairman of several healthcare companies including, Radiologix, Inc when it was private. He has been an active co-investor with Mr. Pappajohn for more than fifteen years on a variety of healthcare companies, and they co-founded Allion Healthcare and Radiologix, all of which are public companies. In addition, Mr. Pappajohn and Dr. Schaffer have worked together on many private healthcare companies, such as Logisticare, Inc. and Source Medical Inc. Dr. Schaffer served as Chief Executive Officer and Chairman of the Board of Ide Imaging Group, P.C. from 1980 to 2001. Dr. Schaffer has served as a director on many healthcare boards of directors including several health systems and more than ten healthcare services and technology companies. Dr. Schaffer received his postgraduate radiology training at Harvard Medical School and Massachusetts General Hospital, where he served as Chief Resident. Dr. Schaffer is currently also a Clinical Professor of Radiology at Weill Cornell Medical College.

Other than their respective relationships with HAQ and PharmAthene, none of these individuals has been a principal of or affiliated with a public company or blank check company that executed a business plan similar to our business plan, and none of these individuals is currently affiliated with such an entity.

After the Merger, the officers and employee directors will devote their full time and attention to the ongoing operations of HAQ and the non-employee directors will devote such time as is necessary and required to satisfy their duties as a director of a public company. In addition, upon completion of the Merger, the following individuals, who are current directors of HAQ, will not be continuing as directors of the public company: Matthew P. Kinley, Edward B. Berger and Wayne A. Schellhammer.

Board of Directors and Committees of the Board

After the Merger with PharmAthene, our Board of Directors will consist of up to seven members, and it is anticipated that a majority of which will be considered “independent.” Under the Merger Agreement, the noteholders will have the right to have three persons serve on the Board. We expect the Board members to be John Pappajohn, Derace M. Schaffer, M.D., James Cavanaugh, Ph.D., Steven St. Peter, M.D. Elizabeth Czerepak, Joel McCleary and David Wright.

We do not currently have a Compensation Committee but we expect to establish a Compensation Committee as soon as practicable after the consummation of the Merger. Pursuant to Section 805 of the AMEX Company Guide, compensation of our Chief Executive Officer, if any, will be determined, or recommended to the Board for determination, by a majority of the independent directors on our Board of Directors. The Chief Executive Officer will not be present during voting or deliberations. Compensation for all other officers, if any, will be determined, or recommended to the Board for determination, by a majority of the independent directors on our Board of Directors. None of our officers currently receive compensation. We do not expect to pay any compensation to any of our officers until following the consummation of the Merger with PharmAthene.

HAQ’s Board of Directors has established a Nominating Committee and an Audit Committee to devote attention to specific subjects and to assist the Board in the discharge of its responsibilities. The functions of these committees and their current members, as well as anticipated membership, are set forth below.

Audit Committee

Our Audit Committee currently consists of Mr. Berger and Mr. Schellhammer. We expect to modify the composition of the Audit Committee as soon as practicable after the consummation of the Merger. The independent directors we appoint to our Audit Committee will each be an independent member of our Board of Directors, as defined by the rules of the AMEX and the SEC. Each member of our audit committee will be financially literate under the current listing standards of the AMEX, and our Board of Directors has determined that Mr. Berger qualifies as an “audit committee financial expert,” as such term is defined by SEC rules. We expect that the composition of the Audit Committee subsequent to the Merger will meet the listing standards of the AMEX and applicable SEC rules.

Upon completion of the Merger, and in connection with the recommendations of the Board, we expect that the members of the Audit Committee will be ____, _____ and ______.

The Audit Committee reviews the professional services and independence of our independent registered public accounting firm and our accounts, procedures and internal controls. The audit committee also recommends the firm selected to be our independent registered public accounting firm, reviews and approves the scope of the annual audit, review and evaluates with the independent public accounting firm our annual audit and annual consolidated financial statements, reviews with management the status of internal accounting controls, evaluates problem areas having a potential financial impact on us that may be brought to the committee’s attention by management, the independent registered public accounting firm or the Board of Directors, and evaluates all of our public financial reporting documents.

Nominating Committee

We have established a Nominating Committee of the Board of Directors, which currently is comprised of Mr. Berger and Mr. Schellhammer, each of whom is an independent director as defined by the rules of the AMEX and the SEC. We expect to modify the composition of the Nominating Committee as soon as practicable after the consummation of the Merger. The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board of Directors. The Nominating Committee considers persons identified by its members, management, stockholders, investment bankers and others. We expect that the composition of the Nominating Committee subsequent to the Merger will meet the listing standards of the AMEX and applicable SEC rules.

Upon completion of the Merger, and in connection with the recommendations of the Board, we expect that the members of the Nominating Committee will be ____, _____ and ______.

Under the terms of the Note Exchange Agreement and the Merger Agreement, and in accordance with the amendments to the Certificate of Incorporation as described under Proposal 2, we have agreed that the holders of the 8% note to be issued under the Merger Agreement have the right to have two persons out of the three persons on the Nominating Committee for as long as at least 30% of the original principal amount of the 8% notes remain outstanding.

The guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide that persons to be nominated should be actively engaged in business endeavors, have an understanding of financial statements, corporate budgeting and capital structure, be familiar with the requirements of a publicly traded company, be familiar with industries relevant to our business endeavors, be willing to devote significant time to the oversight duties of the Board of Directors of a public company, and be able to promote a diversity of views based on the person’s education, experience and professional employment. The Nominating Committee evaluates each individual in the context of the board as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent stockholder interests. The Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time. The Nominating Committee does not distinguish among nominees recommended by stockholders and other persons.

Compensation Committee

Effective at the closing of the Merger, we expect to create a Compensation Committee of the Board of Directors. The Compensation Committee will be charged with reviewing and determining the compensation of our executive officers, including the negotiation of any employment agreements with such persons. In addition, the Compensation Committee will be charged with oversight of the Incentive Plan and the grant of options and awards under the Incentive Plan. The Compensation Committee will be comprised of three (3) persons, at least two of whom shall be independent persons.

Upon completion of the Merger, and in connection with the recommendations of the Board, we expect that the members of the Compensation Committee will be ____, _____ and ______.

Under the terms of the Note Exchange Agreement and the Merger Agreement, and in accordance with the amendments to the Certificate of Incorporation as described under Proposal 2, we have agreed that the holders of the 8% notes to be issued under the Merger Agreement have the right to have two persons out of the three persons on the Compensation Committee for as long as 30% of the original principal amount of the 8% notes remain outstanding.

Code of Conduct and Ethics

We have adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws and the rules of the AMEX. You can review this document by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the code of conduct and ethics will be provided without charge upon request to us. We intend to disclose any amendments to or waivers of certain provisions of our code of ethics within 5 business days of such amendment or waiver or as otherwise required by the SEC.

Director Compensation

It is anticipated that at or prior to the closing of the Merger with PharmAthene, the compensation to be paid to members of the Board of Directors of HAQ will be established and such compensation will be reasonable and customary for the industry.

Executive Compensation

None of HAQ’s executive officers or directors has received any cash compensation for services rendered. Commencing on the effective date of our IPO through the consummation of a business combination, we have agreed to pay Equity Dynamics, Inc., an affiliated third party of which Mr. Pappajohn (our Chairman and Secretary) is the President and principal stockholder, and Mr. Kinley (our President and Treasurer) is a Senior Vice President, approximately $7,500 per month for office space and certain additional general and administrative services. A prior arrangement with an affiliate of our Chief Executive Officer, Derace Schaffer, M.D., pursuant to which we paid $1,500 per month for office space and certain general and administrative services, as a portion of the $7,500, was terminated on December 31, 2005. During 2005 and 2006, approximately $37,500 and $90,000 was incurred under these arrangements, respectively. The current agreement with Equity Dynamics, Inc. is for our benefit and is not intended to provide Mr. Pappajohn compensation in lieu of a salary. We believe that such fees are at least as favorable as we could have obtained from an unaffiliated third party. Other than this $7,500 per-month fee, no compensation of any kind, including finder’s and consulting fees, will be paid to any of our initial stockholders, including our officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with a business combination. However, persons who were stockholders prior to our IPO, including our officers and directors, will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations.

HAQ has required as a condition to closing that Mr. David Wright, the current Chief Executive Officer of PharmAthene enter into a new employment agreement with HAQ, upon terms acceptable to both parties. The parties are negotiating the terms of the agreement. In the event that an agreement is not reached, HAQ may determine not to proceed with the Merger. In addition, upon completion of the Merger, it is anticipated that other officers of PharmAthene will be continuing their employment with PharmAthene.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In April 2005, HAQ issued 1,500,000 shares of our common stock to the individuals set forth below for an aggregate amount of $25,000 in cash, at an average purchase price of approximately $0.0167 per share, as follows:

Name	Number of Shares	Relationship to Us

John Pappajohn	600,000	Chairman and Secretary
Derace L. Schaffer, M.D.	600,000	Vice-Chairman and CEO
Matthew P. Kinley	300,000	President, Treasurer and director

Further, in June 2005, Mr. Pappajohn, Dr. Schaffer and Mr. Kinley transferred, for an aggregate consideration per share which they paid us and pro rata to their ownership of our common stock, an aggregate of 30,000 shares of our common stock equally to Mr. Berger and Mr. Schellhammer.

On July 8, 2005, our Board of Directors authorized a stock dividend of approximately .333333 shares of common stock for each outstanding share of common stock, effectively lowering the initial purchase price to approximately $.0125 per share.

On July 22, 2005, our Board of Directors authorized a stock dividend of approximately .125 shares of common stock for each outstanding share of common stock, effectively lowering the initial purchase price to approximately $.0111 per share.

The holders of the majority of these shares will be entitled to require us, on up to two occasions, to register these shares. The holders of the majority of these shares may elect to exercise these registration rights at any time after the date on which these shares of common stock are released from the escrow entered into in connection with our IPO. In addition, these stockholders have certain “piggy-back” registration rights on registration statements filed subsequent to the date on which these shares of common stock are released from escrow. We will bear the expenses incurred in connection with the filing of any such registration statements.

In connection with our IPO, Mr. Pappajohn, Dr. Schaffer and Mr. Kinley loaned HAQ a total of $250,000 which was used to pay a portion of the expenses of our IPO, such as SEC registration fees, NASD registration fees, AMEX listing fees and legal and accounting fees and expenses. These loans were repaid out of the net proceeds of our IPO not placed in trust.

In accordance with their agreement with the representative of the underwriters in our IPO, Mr. Pappajohn, Dr. Schaffer and Mr. Kinley purchased, pursuant to the guidelines set forth in SEC Rule 10b5-1, an aggregate of 354,900 of our warrants, for aggregate consideration of $386,070, on the open market at prices up to $1.20 per warrant under established Rule 10b5-1 plans. The Rule 10b5-1 plans terminated on January 6, 2006.

We agreed to pay Equity Dynamics, Inc., an affiliated third party of which Mr. Pappajohn is the President and principal stockholder, and Mr. Kinley a Senior Vice President, approximately $7,500 per month for office space and certain additional general and administrative services. A prior arrangement with an affiliate of our Chief Executive Officer, Derace Schaffer, M.D., pursuant to which we paid $1,500 a month for office space and certain general and administrative services, as a portion of the $7,500, was terminated on December 31, 2005. As of December 31, 2005 and 2006, we have paid approximately $37,500 and $90,000, respectively, under these arrangements.

We will reimburse our officers and directors for any reasonable out-of- pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of accountable out-of-pocket expenses reimbursable by us, which will be reviewed only by our Board or a court of competent jurisdiction if such reimbursement is challenged. As of December 31, 2005 and 2006, we have reimbursed such persons an aggregate of $67,642 and 94,314, respectively, in connection with these activities.

Persons who were stockholders prior to our IPO, including our officers and directors, will not receive reimbursement for any out-of- pocket expenses incurred by them to the extent that such expenses exceed the amount in the trust fund unless the business combination is consummated and there are sufficient funds available for reimbursement after such consummation. The financial interest of such persons could influence their motivation in selecting a target business and thus, there may be a conflict of interest when determining whether a particular business combination is in the stockholders’ best interest.

Other than the reimbursable out-of-pocket expenses payable to our officers and directors, no compensation or fees of any kind, including finders and consulting fees, will be paid to any persons who were stockholders prior to our IPO, officers or directors who owned our common stock prior to our IPO, or to any of their respective affiliates for services rendered to us prior to or with respect to the business combination.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates, including loans by our officers and directors, will be on terms believed by us to be no less favorable than are available from unaffiliated third parties and such transactions or loans, including any forgiveness of loans, will require prior approval in each instance by a majority of our uninterested “independent” directors (to the extent we have any) or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel.

Advisors

Maxim Group LLC

HAQ has retained Maxim Group LLC, a registered broker dealer firm, to act as its advisor in connection with the Merger with PharmAthene. In consideration for its services, we will pay Maxim Group the sum of $500,000 if and only if the Merger is completed.

Maxim Group served as the lead underwriter in HAQ’s IPO. As part of the IPO, Maxim agreed to defer 1% of its underwriting commission ($720,000) until consummation of a business combination. If the Merger with PharmAthene is completed, Maxim will be entitled to its deferred underwriting commission. In addition, Maxim Group holds an underwriter’s unit purchase option to purchase up to 225,000 units from our IPO (comprised of a total of 225,000 shares and 225,000 warrants), which option will expire without value if we do not complete a business combination before July 28, 2007. As a result, Maxim Group may have an interest in having the Merger completed.

Bear, Stearns & Co. Inc.

PharmAthene entered into an agreement with Bear, Stearns & Co. Inc. on November 2, 2006 whereby PharmAthene retained Bear Stearns as its financial advisor in connection with the proposed transaction with HAQ. As an initial payment against its total fee, Bear Stearns received an initial payment of $500,000, and if the transaction is completed, the remainder of the total $1,750,000 fee will be due and payable.

The Bear Stearns Companies Inc. is the parent company of Bear, Stearns & Co. Inc. and Bear Stearns Asset Management, Inc., which is the sole manager of Bear Stearns Health Innoventures Management, LLC. Funds affiliated with Bear Stearns Health Innoventures Management, LLC will beneficially own approximately ___% of the outstanding voting shares of the combined company (and __% of the HAQ 8% convertible notes) following the Merger. In addition, Elizabeth Czerepak is a general partner of Bear Stearns Health Innoventures Management, LLC, and is expected to be a member of the Board of Directors of HAQ following the Merger.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information as of January 15, 2007, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of HAQ common stock by (i) each person known by us to be the owner of more than 5% of our outstanding shares of HAQ common stock, (ii) each director and (iii) all officers and directors as a group. Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class
John Pappajohn (2)	882,000	7.57%
Derace L. Schaffer, M.D. (3)	882,000	7.57%
Matthew P. Kinley (4)	441,000	3.79%
Edward B. Berger (5)	22,500	*
Wayne A. Schellhammer	22,500	*
Sapling, LLC (6)	681,815	5.85%
Fir Tree Recovery Master Fund, LP (6)	335,185	2.88%
All directors and executive officers as a group (5) persons	2,250,000	19.31%

* Represents beneficial ownership of less than 1%.

(1) Does not include shares of HAQ common stock issuable upon exercise of warrants which are beneficially owned by certain of the persons named in the above table but which are not exercisable until the consummation by us of a business combination. Unless otherwise indicated, the business address of each of the individuals is 2116 Financial Center, 666 Walnut Street, Des Moines, Iowa 50309.

(2) Does not include 141,960 warrants purchased on behalf of such person pursuant to the guidelines set forth in SEC Rule 10b5-1 under a Rule 10b5-1 Plan. See footnote 1, above.

(3) Does not include 141,960 warrants purchased on behalf of such person pursuant to the guidelines set forth in SEC Rule 10b5-1 under with a Rule 10b5-1 Plan. See footnote 1, above.

(4) Does not include 70,980 warrants purchased on behalf of such person pursuant to the guidelines set forth in SEC Rule 10b5-1 under a Rule 10b5-1 Plan. See footnote 1, above.

(5) Does not include 12,000 warrants purchased by Mr. Berger in open market purchases. See footnote 1 above.

(6) Based on information contained in a Statement on Schedule 13G filed by Sapling LLC in August 2005. Sapling may direct the vote and disposition of the 681,815 shares of HAQ common stock, and Fir Tree Recovery may direct the vote and disposition of 335,185 shares of HAQ common stock. The address of both Sapling LLC and Fir Tree Recovery is 535 Fifth Avenue, 31st Floor, New York, New York 10017

Beneficial Ownership following the Merger:

Solely for illustrative purposes, the following table is designed to set forth information regarding the beneficial ownership of HAQ common stock of each person who is anticipated to own greater than 5% of HAQ’s outstanding common stock and each person who will act in the capacity of officer or director following the Merger with PharmAthene, based on the following assumptions:

•	the current ownership of the entities and individuals identified above remains unchanged;

•
the capital structure of HAQ remains as prior to the Merger such that only the pre-Merger number of shares remains 11,650,000 shares of common stock and has not increased as a result of any HAQ warrant exercises.

•	The columns reflecting the beneficial ownership after consummation of the Merger assume the issuance of all 12,500,000 shares but no conversion of any 8% convertible notes.

	Beneficial Ownership Of Healthcare Acquisition Corp. Common Stock On February 6, 2007		Beneficial Ownership Of Healthcare Acquisition Corp. Common Stock After Consummation of the Merger
Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class	Amount and Nature of Beneficial Ownership	Percent of Class
John Pappajohn (2)	882,000	7.57%
Derace L. Schaffer, M.D. (3)	882,000	7.57%
Matthew P. Kinley (4)	441,000	3.79%
Edward Berger (5)	-	-
Wayne A. Schellhammer	22,500	*
Sapling, LLC (6)	681,815	5.85%
Fir Tree Recovery Master Fund, LP (6)	335,185	2.88%
James Cavanaugh, Ph.D (7)	-
Steven St. Peter, M.D.	-
Elizabeth Czerepak (8)	-
Joel McCleary	-
David Wright	-
Funds affiliated with Bear Stearns Health Innoventures Management LLC (9)	-
Funds affiliated with MPM Capital L.P. (10)	-
HealthCare Ventures VII, L.P. (11)	-
All current directors and executive officers as a group (5) persons	2,250,000	19.31%
All post-merger directors and executive officers as a group (7) persons

(1) Does not include shares of HAQ common stock issuable upon exercise of warrants which are beneficially owned by certain of the persons named in the above table but which are not exercisable until the later of (i) July 28, 2006 or (ii) the consummation by us of a business combination. Unless otherwise indicated, the business address of each of the individuals is 175 Admiral Cochrane Drive, Suite #101, Annapolis, MD 21401.

(2) Does not include 141,960 warrants purchased on behalf of such person pursuant to the guidelines set forth in SEC Rule 10b5-1 under a Rule 10b5-1 Plan. See footnote 1, above.

(3) Does not include 141,960 warrants purchased on behalf of such person pursuant to the guidelines set forth in SEC Rule 10b5-1 under with a Rule 10b5-1 Plan. See footnote 1, above.

(4) Does not include 70,980 warrants purchased on behalf of such person pursuant to the guidelines set forth in SEC Rule 10b5-1 under a Rule 10b5-1 Plan. See footnote 1, above.

(5) Does not include 12,000 warrants purchased by Mr. Berger in open market purchases. See footnote 1.

(6) Based on information contained in a Statement on Schedule 13G filed by Sapling LLC in August 2005. Sapling may direct the vote and disposition of the 681,815 shares of HAQ common stock, and Fir Tree Recovery may direct the vote and disposition of 335,185 shares of HAQ common stock. The address of both Sapling LLC and Fir Tree Recovery is 535 Fifth Avenue, 31st Floor, New York, New York 10017.

(7) Dr. Cavanaugh is a general partner of HealthCare Partners VII, L.P., which is the general partner of HealthCare Ventures VII, L.P. In such capacity he may be deemed to share voting and investment power with respect to __________ shares of HAQ common stock to be held by HealthCare Ventures VII, L.P. following the Merger. Dr. Cavanaugh disclaims beneficial ownership of the shares reported except to the extent of his proportionate pecuniary interest therein.

(8) Elizabeth Czerepak is a general partner of Bear Stearns Health Innoventures Management, LLC, which is the sole general partner of Bear Stearns Health Innoventures, L.P., Bear Stearns Health Innoventures Offshore, L.P., BX, L.P. and Bear Stearns Health Innoventures Employee Fund, L.P., and BSHI Members, LLC co-invests with these funds. The shares reported are directly owned by Bear Stearns Health Innoventures, L.P., Bear Stearns Health Innoventures Offshore, L.P., BX, L.P., Bear Stearns Health Innoventures Employee Fund, L.P. and BSHI Members, LLC. Elizabeth Czerepak disclaims beneficial ownership of these shares except to the extent of her proportionate pecuniary interest therein.

(9) Consists of ___________ shares of HAQ common stock to be held by Bear Stearns Health Innoventures, L.P. following the Merger, ___________ shares of HAQ common stock to be held by Bear Stearns Health Innoventures Offshore, L.P. following the Merger, ___________ shares of HAQ common stock to be held by BX, L.P. following the Merger, ___________ shares of HAQ common stock to be held by Bear Stearns Health Innoventures Employee Fund, L.P. following the Merger and ___________ shares of HAQ common stock to be held by BSHI Members, LLC following the Merger. Elizabeth Czerepak is a general partner of Bear Stearns Health Innoventures Management, LLC, which is the sole general partner of Bear Stearns Health Innoventures, L.P., Bear Stearns Health Innoventures Offshore, L.P., BX, L.P. and Bear Stearns Health Innoventures Employee Fund, L.P., and BSHI Members, LLC co-invests with these funds. Elizabeth Czerepak disclaims beneficial ownership of these shares except to the extent of her proportionate pecuniary interest therein.

(10) Consists of ___________ shares of HAQ common stock to be held by MPM BioVentures III-QP, L.P. following the Merger, ___________ shares of HAQ common stock to be held by MPM BioVentures III GmbH & Co. Beteiligungs KG following the Merger, ___________ shares of HAQ common stock to be held by MPM BioVentures III, L.P. following the Merger, ___________ shares of HAQ common stock to be held by MPM BioVentures III Parallel Fund, L.P. following the Merger and ___________ shares of HAQ common stock to be held by MPM Asset Management Investors 2004 BVIII LLC following the Merger. MPM BioVentures III GP, L.P. and MPM BioVentures III LLC are the direct and indirect general partners of MPM BioVentures III-QP, L.P., MPM BioVentures III GmbH & Co. Beteiligungs KG, MPM BioVentures III, L.P. and MPM BioVentures III Parallel Fund, L.P. The members of MPM BioVentures III LLC and MPM Asset Management Investors 2004 BVIII LLC are Luke Evnin, Ansbert Gadicke, Nicholas Galakatos, Dennis Henner, Nicholas Simon III, Michael Steinmetz and Kurt Wheeler, who disclaim beneficial ownership of these shares except to the extent of their proportionate pecuniary interest therein.

(11)  Consists of __________ shares of HAQ common stock to be held by HealthCare Ventures VII, L.P. following the Merger. Dr. Cavanaugh is a general partner of HealthCare Partners VII, L.P., which is the general partner of HealthCare Ventures VII, L.P. In such capacity he may be deemed to share voting and investment power with respect to these shares. Dr. Cavanaugh disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest therein.

All of the shares of HAQ common stock outstanding prior to the effective date of its IPO (all of which are owned by our directors and officers) were placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, and shall remain in escrow until the earliest of:

•	July 28, 2008;

•	HAQ’s liquidation; or

•
the consummation of a liquidation, merger, stock exchange or other similar transaction which results in all of HAQ’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

The certificates representing shares currently in escrow may be replaced by certificates representing the shares of the renamed entity.

During the escrow period, the holders of these shares will not be able to sell or transfer their securities, except to their spouses and children or trusts established for their benefit, but will retain all other rights as HAQ stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If the Merger is not consummated and HAQ is liquidated, none of HAQ’s existing stockholders owning shares of HAQ’s common stock prior to its IPO will receive any portion of the liquidation proceeds with respect to common stock owned by them prior to the date of the IPO.

PRICE RANGE OF SECURITIES AND DIVIDENDS

PharmAthene

Historical market price information regarding the PharmAthene common stock is not provided because there is no public market for PharmAthene stock. On January 15, 2007, there were approximately 23 record holders of PharmAthene common stock, 1 record holder of PharmAthene Series A Preferred Stock, 13 record holders of PharmAthene Series B Preferred Stock, and 15 record holders of PharmAthene Series C Preferred Stock.

To date, PharmAthene has not paid cash dividends on its stock and does not intend to pay any cash dividends in the foreseeable future.

Dividends Upon Completion of the Merger

Upon completion of the Merger with PharmAthene, HAQ does not intend to pay any dividends on its shares of common stock. Rather, it intends to reinvest any earnings back into the combined company. At this time, the combined company anticipates that it will retain any earnings and will not pay dividends in the foreseeable future. The combined company also expects that any loan or credit facilities that it enters into will limit its ability to pay dividends.

DESCRIPTION OF SECURITIES

General

HAQ is currently authorized to issue 100,000,000 shares of common stock, par value $.0001, and 1,000,000 shares of preferred stock, par value $.0001. As of January 15, 2007, 11,650,000 shares of common stock are outstanding, held by 6 record holders. No shares of preferred stock are currently outstanding.

Common stock

HAQ’s stockholders are entitled to one vote for each share held of record on all matters to be voted on by stockholders. In connection with the vote required for any business combination, all of HAQ’s existing stockholders, including all of its officers and directors, have agreed to vote their respective shares of common stock owned by them immediately prior to HAQ’s IPO in accordance with the majority of the votes cast by the public stockholders. This voting arrangement shall not apply to shares included in units purchased in HAQ’s IPO or purchased following the offering in the open market by any of HAQ’s initial stockholders, officers and directors. Additionally, HAQ’s initial stockholders, officers and directors will vote all of their shares in any manner they determine, in their sole discretion, with respect to any other items that come before a vote of HAQ’s stockholders.

HAQ will proceed with a business combination only if: (i) HAQ obtains the affirmative vote of a majority of the shares of HAQ’s common stock issued in its IPO that vote on the Merger Proposal at the Special Meeting and (ii) public stockholders owning less than 20% of the shares sold in HAQ’s IPO exercise their conversion rights discussed below.

If HAQ is forced to liquidate prior to a business combination, holders of HAQ’s shares of common stock purchased in its IPO are entitled to share ratably in the trust fund, inclusive of any interest, and any net assets remaining available for distribution to them after payment of liabilities. HAQ’s initial stockholders have agreed to waive their rights to share in any distribution with respect to common stock owned by them prior to the IPO if HAQ is forced to liquidate.

HAQ’s stockholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the common stock, except that public stockholders have the right to have their shares of common stock converted to cash equal to their pro rata share of the trust fund if they vote against the business combination and the business combination is approved and completed. Public stockholders who convert their stock into their share of the trust fund still have the right to exercise the warrants that they received as part of the units.

Holders of 2,250,000 shares of common stock that were outstanding prior to HAQ’s IPO are entitled to registration rights. The holders of the majority of these shares are entitled to make up to two demands that HAQ register the resale of these shares. The holders of the majority of these shares can elect to exercise these registration rights at any time after the date on which these shares of common stock are released from escrow. In addition, these stockholders have certain “piggy-back” registration rights on registration statements filed subsequent to the date on which these shares of common stock are released from escrow. HAQ will bear the expenses incurred in connection with the filing of any such registration statements.

Preferred stock

HAQ’s amended and restated certificate of incorporation authorizes the issuance of 1,000,000 shares of blank check preferred stock with such designation, rights and preferences as may be determined from time to time by HAQ’s Board of Directors. Accordingly, HAQ’s Board of Directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock, although the underwriting agreement prohibits HAQ, prior to a business combination, from issuing preferred stock which participates in any manner in the proceeds of the trust fund, or which votes as a class with the common stock on a business combination. HAQ may issue some or all of the preferred stock to effect a business combination, although HAQ will not issue any preferred stock in the Merger with PharmAthene. In addition, the preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of HAQ. Although HAQ does not currently intend to issue any shares of preferred stock, HAQ cannot assure you that it will not do so in the future.

Warrants

HAQ currently has warrants outstanding to purchase 9,400,000 shares of HAQ common stock. Each warrant entitles the registered holder to purchase one share of HAQ’s common stock at a price of $6.00 per share, subject to adjustment as discussed below, at any time commencing on the later of:

•	the completion of a business combination; or

•	July 28, 2006.

The warrants will expire on July 28, 2009, at 5:00 p.m., New York City time. HAQ may call the warrants for redemption, in whole and not in part, at a price of $.01 per warrant at any time after the warrants become exercisable, upon not less than 30 days’ prior written notice of redemption to each warrant holder, if, and only if, the last reported sale price of the common stock equals or exceeds $11.50 per share, for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to warrant holders.

The warrants are issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and HAQ.

The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or HAQ’s recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of common stock at a price below their respective exercise prices.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified check payable to HAQ, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of common stock or any voting rights until they exercise their warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, HAQ will, upon exercise, round up to the nearest whole number the number of shares of common stock to be issued to the warrant holder.

On January 23, 2007, HAQ entered into a warrant clarification agreement to clarify the terms of the warrant agreement between HAQ and Continental Stock Transfer & Trust Company, as warrant agent. The warrant clarification agreement clarifies that (i) if a registration statement covering the securities issuable upon the exercise of a warrant was not effective at the time a holder desired to exercise the instrument, then the warrant could expire unexercised, and (ii) in no event would HAQ be obligated to pay cash or other consideration to the holders of the warrants or “net-cash settle” the obligations of HAQ under the warrants.

Unit Purchase Option

In connection with its IPO, HAQ agreed to sell to Maxim Group LLC, the underwriter in HAQ’s IPO, for $100, an option to purchase up to a total of 225,000 units. The units issuable upon exercise of this option are identical to those offered in HAQ’s IPO except that the warrants included in the option have an exercise price of $7.50 (125% of the exercise price of the warrants included in the units sold in the IPO). This option is exercisable at $10.00 per unit commencing on the later of the consummation of a business combination and July 28, 2007 and expiring July 28, 2010.  The exercise price and number of units issuable upon exercise of the option may be adjusted in certain circumstances including in the event of a stock dividend, or HAQ’s recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of common stock at a price below its exercise price or for any issuances in connection with the Merger.

On January 23, 2007, HAQ and Maxim Partners, LLC entered into an amendment to the unit purchase option. Such amendment clarifies that (i) if a registration statement covering the securities issuable upon the exercise of the unit purchase option was not effective at the time Maxim desired to exercise it, then the unit purchase option could expire unexercised, and (ii) in no event would HAQ be obligated to pay cash or other consideration to the holders of the unit purchase option or “net-cash settle” the obligations of HAQ under the unit purchase option.

Transfer Agent and Warrant Agent

The transfer agent for HAQ’s common stock and warrant agent for HAQ’s warrants is Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004.

STOCKHOLDER PROPOSALS

We are not anticipating holding any meeting of stockholders during 2007 other than the Special Meeting. Assuming that the Merger with PharmAthene is consummated, the HAQ 2008 annual meeting of stockholders will be held on or about April 30, 2008, unless the date is changed by the Board of Directors. If you are a stockholder and you want to include a proposal in the proxy statement for the 2007 annual meeting, you need to provide it to us by no later than December 31, 2007.

WHERE YOU CAN FIND MORE INFORMATION

HAQ files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended.

You may read and copy reports, proxy statements and other information filed by HAQ with the SEC at the Securities and Exchange Commission public reference room located at 100 F Street, N.E., Washington, D.C. 20549.

You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

HAQ files its reports, proxy statements and other information electronically with the SEC. You may access information on HAQ at the SEC web site containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement, or any annex to this proxy statement, are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement.

All information contained in this proxy statement relating to HAQ has been supplied by HAQ, and all such information relating to PharmAthene has been supplied by PharmAthene. Information provided by either of HAQ or PharmAthene does not constitute any representation, estimate or projection of the other.

If you would like additional copies of this proxy statement, or if you have questions about the acquisition or the financing, you should contact:

Healthcare Acquisition Corp.
Attn: Matthew Kinley
2116 Financial Center
666 Walnut Street, Des Moines, Iowa 50309
(515) 244-5746.

INDEX TO FINANCIAL STATEMENTS

HEALTHCARE ACQUISITION CORP.
(a corporation in the development stage)

INDEX TO FINANCIAL STATEMENTS

Page
Healthcare Acquisition Corp.: Financial Statements

Balance Sheets as of September 30, 2006 (unaudited) and December 31, 2005	FS-1
Statements of Operations for the three months ended September 30, 2006, for the three months ended September 30, 2005, for the nine months ended September 30, 2006 and for the period from April 25, 2005 (inception) to September 30, 2006 (unaudited)
FS-2
Statement in Stockholders’ Equity for the period from April 25, 2005 (inception) to September 30, 2006	FS-3
Statement of Cash Flows for the period from April 25, 2005 (inception) to September 30, 2006	FS-4
Notes to Unaudited Condensed Financial Statements	FS-5

Report of Independent Registered Public Accounting Firm	FS-10
Balance Sheet as of December 31, 2005	FS-11
Statements of Operations from April 25, 2005 (inception) to December 31, 2005	FS-12
Statement of Changes in Stockholders’ Equity from April 25, 2005 (inception) to December 31, 2005	FS-13
Statement of Cash Flows from April 25, 2005 (inception) to December 31, 2005	FS-14
Notes to Financial Statements	FS-15

PharmAthene, Inc. Consolidated Financial Statements

Condensed Consolidated Statements of Operations as of September 30, 2005 and September 30, 2006 (unaudited)	FS-22
Condensed Consolidated Balance Sheets as of September 30, 2006 (unaudited) and December 31, 2005	FS-23
Condensed Consolidated Statement of Cash Flow for the nine month periods ended September 30, 2006 and September 30, 2005 (unaudited)	FS-24
Notes to Unaudited Condensed Consolidated Financial Statements	FS-25
Independent Auditor’s Report	FS-43
Consolidated Balance Sheet as of December 31, 2005	FS-44
Consolidated Statement of Operations for the years ended December 31, 2003, December 31, 2004, and December 31, 2005	FS-45
Consolidated Statement of Convertible Redeemable Preferred Stock and Stockholders’ Deficit	FS-46
Consolidated Statement of Cash Flows for the years ended December 31, 2003, December 31, 2004, December 31, 2005	FS-47
Notes to Consolidated Financial Statements	FS-48

FS-i

HEALTHCARE ACQUISITION CORP.
(a corporation in the development stage)

Balance Sheets

	September 30, 2006	December 31, 2005
		(audited)
Assets
Current assets
Cash and cash equivalents	$763,931.00	$1,398,181.32
Cash held in trust	70,283,506.00	68,636,069.00
Prepaid expense	116,168.00	52,500.00
Total current assets	$71,163,605.00	$70,086,750.32

Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$12,477.00	$6,996.00
Accrued expenses	82,996.00	98,996.00
State income tax payable	108,874.00	48,000.00
Capital based taxes payable	22,693.00	115,000.00
Deferred revenue	470,865.00	141,543.00
Total current liabilities	697,905.00	410,535.00

Common stock, subject to possible redemption
1,879,060 shares, at conversion value	13,578,807.00	13,578,807.00

Stockholders’ equity
Preferred stock, $.0001 par value, 1,000,000 shares authorized; none
issued and outstanding	0.00	0.00
Common stock, $.0001 par value, 100,000,000 shares authorized;
11,650,000 shares issued and outstanding (which includes 1,879,060
subject to possible conversion)	1,165.00	1,165.00
Common stock warrants (9,400,000 outstanding)	0.00	0.00
Paid-in capital in excess of par	55,818,948.00	55,818,948.00
Equity accumulated during the development stage	1,066,780.00	277,295.00
Total stockholders’ equity	56,886,893.00	56,097,408.00
Total liabilities and stockholders’ equity	$71,163,605.00	$70,086,750.00

See accompanying notes to the financial statements

HEALTHCARE ACQUISITION CORP.
(a corporation in the development stage)

Statements of Operations

For the period from April 25, 2005 (inception) to September 30, 2006

	For the Three Months Ended September 30, 2006	For the Three Months Ended September 30, 2005	For the Nine Months Ended September 30, 2006	For the Period from April 25, 2005 (inception) to September 30, 2006
Revenues
Interest income	$10,827.00	$8,120.00	$37,442.00	$56,990.00
Interest and dividend income from Trust Fund	473,658.00	198,141.00	1,318,114.00	1,884,640.00
Total revenues	484,485.00	206,261.00	1,355,556.00	1,941,630.00
Costs and expenses
Capital based taxes	22,693.00	0.00	89,238.00	204,238.00
Management fees	22,500.00	15,486.00	67,500.00	105,486.00
Insurance	23,985.00	15,000.00	71,788.00	109,288.00
Legal fees	6,501.00	0.00	66,705.00	76,241.00
Travel	29,799.00	13,902.00	68,958.00	96,699.00
General and administrative	19,866.00	5,397.00	56,882.00	87,398.00
Formation costs	0.00		0.00	2,500.00
Total expenses	125,344.00	49,785.00	421,071.00	681,850.00
Income before taxes	359,141.00	156,476.00	934,485.00	1,259,780.00
Provision for income taxes	58,000.00	10,000.00	145,000.00	193,000.00
Net income	$301,141.00	$146,476.00	$789,485.00	$1,066,780.00
Basic earnings per share	$0.03	$0.02	$0.07
Diluted earnings per share	$0.02	$0.02	$0.06
Weighted average basic shares outstanding	11,650,000	8,184,066	11,650,000
Weighted average diluted shares outstanding	13,614,272	8,184,066	13,758,715

See accompanying notes to the financial statements

HEALTHCARE ACQUISITION CORP.
(a corporation in the development stage)

Statement of Stockholders’ Equity

For the period from April 25, 2005 (inception) to September 30, 2006

					Equity
					Accumulated
	Common	Common	Common	Additional	During the
	Stock	Par	Stock	Paid in	Development	Stockholders’
	Shares	Amount	Warrants	Capital	Stage	Equity
Common shares issued to initial
stockholders at $.0111 per share	2,250,000	$150	-	$24,850	$-	$25,000
Stock dividend - July 8, 2005	-	50	-	(50)	-	-
Stock dividend - July 22, 2005	-	25	-	(25)	-	-
Sale of 9,000,000 units, net of
underwriters’ discount and offering
expenses (includes 1,799,100 shares
subject to possible conversion)	9,000,000	900	-	66,364,920	-	66,365,820
Proceeds of exercise of underwriters’
over-allotment option for 400,000
units, net of commissions. (includes
79,960 shares subject to possible
conversion).	400,000	40	-	3,007,960	-	3,008,000
Proceeds subject to possible
conversion of 1,879,060 shares	-	-	-	(13,578,807)	-	(13,578,807)
Proceeds from issuance of unit options	-	-	-	100	-	100
Net income	-	-	-	-	277,295	277,295

Balance at December 31, 2005	11,650,000	$1,165	-	$55,818,948	$277,295	$56,097,408

Net income	-	-	-	-	789,485	789,485
Balance at September 30, 2006	11,650,000	$1,165	-	$55,818,948	$1,066,780	$56,886,893

See accompanying notes to the financial statements

HEALTHCARE ACQUISITION CORP.
(a corporation in the development stage)

Statements of Cash Flows

For the period from April 25, 2005 (inception) to September 30, 2006

	For the Three Months Ended September 30, 2006	For the Three Months Ended September 30, 2005	For the Nine Months Ended September 30, 2006	For the Period from April 25, 2005 (inception) to September 30, 2006
Operating activities
Net income	$301,141	$146,476	$789,485	$1,066,780
Adjustments to reconcile net income
to net cash provided by operating activities:
Decrease (increase) in prepaid expenses	(70,116)	(75,000)	(63,669)	(116,168)
Increase (decrease) in accounts payable and accrued expenses	(30,247)	9,132	(10,519)	12,477
Increase in deferred revenue	118,340	49,504	329,323	470,865
Increase in income tax payable	33,874	10,000	60,874	108,874
Increase (decrease) in capital based taxes payable	-	-	(92,307)	22,693

Net cash provided by operating activities	350,993	140,112	1,013,187	1,565,521

Investing activities
Increase in cash held in Trust Fund	(591,999)	(68,175,644)	(1,647,437)	(70,283,506)

Financing activities
Gross proceeds from Initial Public Offering	-	75,200,000	-	75,200,000
Proceeds from issuance of unit option	-	100	-	100
Proceeds from notes payable, stockholders	-	75,000	-	250,000
Proceeds from issuance of common stock	-	-	-	25,000
Payments made on notes payable, stockholders	-	(250,000)	-	(250,000)
Payments made for costs of Initial Public Offering	-	(5,523,959)	-	(5,745,184)
Net cash provided by financing activities	-	69,501,141	-	69,479,916
Net increase in cash	(239,006)	1,465,609	(636,250)	763,931
Cash, beginning of period	1,002,937	5,760	1,398,181	-
Cash, end of period	$763,931	$1,471,369	$763,931	$763,931

Supplemental schedule of non-cash financing activities
Accrual of deferred offering costs	$-	$105,996	$-	$80,996

See accompanying notes to the financial statements

NOTES TO FINANCIAL STATEMENTS

1. Basis of Presentation

The financial statements at September 30, 2006 and for the three months and nine months ended September 30, 2006, and period from April 25, 2005 (inception) to September 30, 2006 are unaudited. In the opinion of management, all adjustments (consisting of normal accruals) have been made that are necessary to present fairly the financial position of Healthcare Acquisition Corp. (the “Company”) as of September 30, 2006 and the results of its operations and its cash flow for the three and nine months ended September 30, 2006 and the period from April 25, 2005 (inception) to September 30, 2006. Operating results for the interim period are not necessarily indicative of the results to be expected for the full year.

2.  Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

Healthcare Acquisition Corp. (the “Company”) was incorporated in Delaware on April 25, 2005, as a blank check company whose objective is to acquire, through a merger, capital stock exchange, asset acquisition or other similar business combination, a currently unidentified operating business.

Primarily all activity through September 30, 2006 relates to the Company’s formation, the public offering described below and evaluation of prospective target businesses. The Company has selected December 31 as its fiscal year-end. The registration statement for the Company’s initial public offering (“Offering”) was declared effective July 28, 2005. The Company consummated the Offering on August 3, 2005 (and further consummated the sale of 400,000 units subject to the underwriters’ over-allotment option on August 16, 2005) and received net proceeds of approximately $69,450,000 (Note 3). The Company’s management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a business combination with an operating domestic or international company in the healthcare industry, a “target business”.

In evaluating a prospective target business, the Company will consider, among other factors, the financial condition and results of operation; growth potential; experience and skill of management; availability of additional personnel; capital requirements; competitive position; barriers to entry into other industries; stage of development of the products, processes or services; degree of current or potential market acceptance of the products, processes or services; proprietary features and degree of intellectual property or other protection of the products, processes or services; regulatory environment of the industry; and costs associated with effecting the business combination. These criteria are not intended to be exhaustive. Any evaluation relating to the merits of a particular business combination will be based, to the extent relevant, on the above factors, as well as other considerations deemed relevant by the Company in effecting a business combination consistent with its business objective.

There are no assurances the Company will be able to successfully effect a business combination. An amount of $67,928,000 or approximately 90.3% of the gross proceeds of this offering (approximately $7.23 per unit) are being held in an interest bearing trust account at JP Morgan Chase NY Bank maintained by Continental Stock Transfer & Trust Company (“Trust Fund”) and invested in United States Treasury Bills or short-term securities having a maturity of one hundred eighty (180) days or less, until the earlier of (i) the consummation of the Company’s first business combination or (ii) the liquidation of the Company. In October 2005, the Company entered into an amendment to its trust agreement which permits it to invest the funds held in trust not only in treasury bills having a maturity of 180 days or less, but also in any money market fund meeting the requirements of a “cash item” as set forth in Section 3(a)(1)(C) of the Investment Company Act of 1940, as amended, and any regulations, no-action letters, exemptive orders or interpretations promulgated thereunder. The Company believes that the amendment will allow it greater flexibility in investing the funds held in trust from its initial public offering, as well as reducing its tax liability, by allowing the Company to invest in tax-free money market funds. The placing of funds in the Trust Fund may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Fund, there is no guarantee that they will execute such agreements. The Company’s officers have severally agreed that they will be personally liable to ensure that the proceeds in the Trust Fund are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company. However, there can be no assurance that the officers will be able to satisfy those obligations. The remaining proceeds, not held in trust, may be used to pay for business, legal and accounting expenses, expenses which may be incurred related to the investigation and selection of a target business, and the negotiation of an agreement to acquire a target business, and for continuing general and administrative expenses.

The Company’s first business combination must be with a business with a fair market value of at least 80% of the Company’s net asset value at the time of acquisition. The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the outstanding stock excluding, for this purpose, those persons who were stockholders prior to the Offering, vote against the business combination or request their conversion right as described below, the business combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their 2,250,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any business combination. After consummation of the Company’s first business combination, all of these voting safeguards will no longer be applicable.

With respect to the first business combination which is approved and consummated, any Public Stockholder who voted against the business combination may demand that the Company redeem his or her shares. The per share redemption price will equal the amount in the Trust Fund as of the record date for determination of stockholders entitled to vote on the business combination divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek redemption of their shares in the event of a business combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Fund computed, without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the Offering (19.99% of the amount held in the Trust Fund) has been classified as common stock subject to possible conversion in the accompanying September 30, 2006 balance sheet and 19.99% of the related interest earned on cash held in the Trust Fund has been recorded as deferred revenue.

The Company’s Amended and Restated Certificate of Incorporation provides for mandatory liquidation of the Company, without stockholder approval, in the event that the Company does not consummate a business combination within eighteen (18) months from the date of the consummation of the Offering, or twenty-four (24) months from the consummation of the Offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units to be offered in the Offering discussed in Note 3.)

Net Income Per Common Share

Net income per share is computed by dividing net income by the weighted-average number of shares of common stock outstanding during the period.

Derivative Financial Instruments

Derivative financial instruments consist of Warrants issued as part of the Offering, as described in Note 3, and a Purchase Option that was sold to an underwriter as described in Note 5. Based on Emerging Issues Task Force 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settle in, a Company’s Own Stock, the issuance of the Warrants and sale of the Purchase Option were reported in permanent equity and accordingly, there is no impact on the Company’s financial position and results of operation, except for the $100 in proceeds from sale of the Purchase Option. Subsequent changes in fair value will not be recognized as long as the Warrants and Purchase Option continue to be classified as equity instruments.

At date of issuance the Company had determined the Purchase Option had a fair market value of approximately $850,000 using a Black-Scholes pricing model.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

Deferred income taxes are provided for the differences between the basis of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The effective tax rate differs from the statutory rate of 34% due to primarily all interest income being generated from tax-exempt securities .

Recent Accounting Pronouncements

The Company does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

3. Initial Public Offering

On July 28, 2005, the Company sold 9,000,000 units (“Units”) in the Offering. On August 16, 2005 an additional 400,000 Units were sold. Each Unit consists of one share of the Company’s common stock, $.0001 par value and one Redeemable Common Stock Purchase Warrant (“Warrant”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $6.00 commencing the later of the completion of a business combination with a target business or one (1) year from the effective date of the Offering and expiring four (4) years from the effective date of the Offering. The Warrants will be redeemable by the Company at a price of $.01 per Warrant, upon thirty (30) days notice after the Warrants become exercisable, only in the event that the last sales price of the common stock is at least $11.50 per share for any twenty (20) trading days within a thirty (30) trading-day period ending on the third day prior to date on which notice of redemption is given. The Warrants began trading separately from the Company’s common stock on October 6, 2005. In connection with the Offering, the Company paid the underwriter a discount of 6% of the gross proceeds of the Offering and a non-accountable expense allowance of 1% of the gross proceeds of the Offering.

4. Notes Payable, Stockholders

The Company issued unsecured promissory notes to three Initial Stockholders, amounting to $250,000, who are also officers. These notes were non-interest bearing and were repaid from the proceeds of the Offering.

5 . Unit Option

In connection with the Offering, the Company issued to the representative of the underwriters for $100, an option to purchase up to a total of 225,000 units, exercisable at $10 per unit (“Purchase Option”). In lieu of payment of the exercise price in cash, the holder of the Purchase Option has the right (but not the obligation) to convert any exercisable portion of the Purchase Option into units using a cashless exercise based on the difference between current market value of the units and its exercise price. The Warrants issued in conjunction with these units are identical to those offered by the prospectus, except that they have an exercise price of $7.50 (125% of the exercise price of the Warrants included in the Units sold in the Offering). This option commences on the later of the consummation of a business combination and one (1) year from the date of the prospectus and expiring five (5) years from the date of the prospectus.

Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) following July 28, 2005. However, the option may be transferred to any underwriter and selected dealer participating in the Offering and their bona fide officers or partners. The Purchase Option grants to holders demand and “piggy back” rights for periods of five (5) and seven (7) years, respectively, from July 28, 2005 with respect to the registration under the Securities Act of the securities directly and indirectly issuable upon exercise of the option. The Company will bear all fees and expenses attendant to registering the securities, other than underwriting commissions, which will be paid for by the holders themselves. The exercise price and number of units issuable upon exercise of the option may be adjusted in certain circumstances, including in the event of a stock dividend, recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of common stock at a price below its exercise price.

6. Commitments and Contingencies

The Company presently occupies office space in one location, provided by an affiliate of an Initial Stockholder. This affiliate has agreed that, until the Company consummates a business combination, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company currently pays this affiliate $7,500 per month for such services under an office services agreement. Upon completion of a business combination or liquidation, the Company will no longer be required to pay this monthly fee.

The Company has engaged a representative of the underwriters, on a non-exclusive basis, as its agent for the solicitation of the exercise of the Warrants. To the extent not inconsistent with the guidelines of the NASD and the rules and regulations of the Securities and Exchange Commission, the Company has agreed to pay the representative for bona fide services rendered, a commission equal to 4% of the exercise price for each Warrant exercised more than one (1) year after July 28, 2005 if the exercise was solicited by the underwriters. In addition to soliciting, either orally or in writing, the exercise of the Warrants, the representative’s services may also include disseminating information, either orally or in writing, to Warrant holders about the Company or the market for its securities, and assisting in the processing of the exercise of the Warrants. No compensation will be paid to the representative upon the exercise of the Warrants if:

•	the market price of the underlying shares of common stock is lower than the exercise price;

•	the holder of the Warrants has not confirmed in writing that the underwriters solicited the exercise;

•	the Warrants are held in a discretionary account;

•	the Warrants are exercised in an unsolicited transaction; or

•	the arrangement to pay the commission is not disclosed in the prospectus provided to Warrant holders at the time of exercise.

The Initial Stockholders, who are holders of 2,250,000 issued and outstanding shares of common stock, are entitled to registration rights pursuant to an agreement signed on the effective date of the Offering. The holders of the majority of these shares are entitled to request the Company, on up to two (2) occasions, to register these shares. The holders of the majority of these shares can elect to exercise these registration rights at any time after the date on which these shares of common stock are released from escrow. In addition, these stockholders have certain “piggy-back” registration rights on registration statements filed subsequent to the date on which these shares of common stock are released from escrow. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

7. Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences, as may be determined from time to time by the Board of Directors.

8. Common Stock

On July 8, 2005, the Company’s Board of Directors authorized a .333333 to 1 stock dividend. On July 22, 2005, the Company’s Board of Directors authorized a .125 to 1 stock dividend. All references in the accompanying financial statements to the number of shares of stock have been retroactively restated to reflect these transactions.

9. Common Stock Warrants

Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $6.00 commencing the later of the completion of a business combination with a target business or one (1) year from the effective date of the Offering and expiring four (4) years from the effective date of the Offering. The Warrants will be redeemable by the Company at a price of $.01 per Warrant, upon thirty (30) days notice after the Warrants become exercisable, only in the event that the last sales price of the common stock is at least $11.50 per share for any twenty (20) trading days within a thirty (30) trading-day period ending on the third day prior to date on which notice of redemption is given. The warrants began trading separately from the Company’s common stock on October 6, 2005.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Healthcare Acquisition Corp.

We have audited the accompanying balance sheets of Healthcare Acquisition Corp. (a corporation in the development stage) as of December 31, 2005, and the related statements of operations, stockholders’ equity, and cash flows for the period from April 25, 2005 (inception) to December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Healthcare Acquisition Corp. (a corporation in the development stage) as of December 31, 2005, and the results of its operations and its cash flows for the period from April 25, 2005 (inception) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ LWBJ, LLP
LWBJ, LLP
West Des Moines, Iowa
March 14, 2006

HEALTHCARE ACQUISITION CORP.
(a corporation in the development stage)

Balance Sheet

December 31, 2005

Assets
Current assets:
Cash	$1,398,181
Cash held in Trust Fund	68,636,069
Prepaid expense	52,500
Total current assets	70,086,750
Total assets	$70,086,750

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$6,996
Accrued expenses	98,996
State income tax payable	48,000
Capital based tax payable	115,000
Deferred interest	141,543
Total current liabilities	410,535

Common stock, subject to possible redemption,
1,879,060 shares, at conversion value	13,578,807

Stockholders’ equity:
Preferred stock, $.0001par value, 1,000,000 shares authorized;
none issued	-
Common stock, $.0001 par value, 100,000,000 shares authorized;
11,650,000 (which includes 1,879,060 subject to possible conversion)
issued and outstanding	1,165
Common stock warrants (9,400,000 outstanding)	-
Additional paid-in capital	55,818,948
Equity accumulated during the development stage	277,295
Total stockholders’ equity	56,097,408
Total liabilities and stockholders’ equity	$70,086,750

See accompanying notes to the financial statements.

HEALTHCARE ACQUISITION CORP.
(a corporation in the development stage)

Statement of Operations
For the period from April 25, 2005 (inception) to December 31, 2005

Revenues
Interest income	$19,548
Interest and dividend income from Trust Fund	566,526
Total revenues	586,074

Costs and expenses
Capital based taxes	115,000
Management fees	37,986
Insurance	37,500
Travel	27,741
General and administrative	40,052
Formation costs	2,500
Total expenses	260,779

Income before taxes	325,295
Provision for income taxes	48,000

Net income	$277,295

Basic earnings per share	$0.04

Diluted earnings per share	$0.03

Weighted-average basic shares outstanding	7,869,200

Weighted-average diluted shares outstanding	8,323,201

See accompanying notes to the financial statements.

HEALTHCARE ACQUISITION CORP.
(a corporation in the development stage)

Statements of Stockholders’ Equity

For the period from April 25, 2005 (inception) to December 31, 2005

	Common Stock		Common Stock	Additional Paid in	Equity Accumulated During the Development	Stockholders’
	Shares	Amount	Warrants	Capital	Stage	Equity
Common shares issued to Initial
Stockholders at $.0111 per share	2,250,000	$150		$24,850		$$25,000
Stock dividend - July 8, 2005		50		(50)
Stock dividend - July 22, 2005		25		(25)
Sale of 9,000,000 units, net of
underwriters’ discount and offering
expenses (includes 1,799,100 shares
subject to possible conversion)	9,000,000	900		66,364,920		66,365,820
Proceeds of exercise of underwriters’
over-allotment option for 400,000
units, net of commissions (includes
79,960 shares subject to possible
conversion.)	400,000	40		3,007,960		3,008,000
Proceeds subject to possible
conversion of 1,879,060 shares				(13,578,807)		(13,578,807)
Proceeds from issuance of unit options				100		100
Net income					277,295	277,295

Balance at December 31, 2005	11,650,000	$1,165	$-	$55,818,948	$277,295	$56,097,408

See accompanying notes to the financial statements.

HEALTHCARE ACQUISITION CORP.
(a corporation in the development stage)

Statement of Cash Flows
For the period from April 25, 2005 (inception) to December 31, 2005

Operating activities
Net income	$277,295
Increase in prepaid expense	(52,500)
Increase in accounts payable and accrued expenses	24,996
Increase in state income tax payable	48,000
Increase in capital based tax payable	115,000
Increase in deferred interest	141,543
Net cash provided by operating activities	554,334

Investing activities
Cash held in Trust Fund	(68,636,069)

Financing activities
Gross proceeds from initial public offering	75,200,000
Proceeds from issuance of unit option	100
Proceeds from note payable, stockholders	250,000
Payments received from note payable, stockholders	(250,000)
Proceeds from sale of common stock	25,000
Payments made for costs of initial public offering	(5,745,184)
Net cash provided by financing activities	69,479,916
Net increase in cash	1,398,181

Cash at beginning of period	-
Cash at end of period	$1,398,181

Supplemental schedule of non-cash financing activities
Accrual of deferred offering costs	$80,996

See accompanying notes to the financial statements.

HEALTHCARE ACQUISITION CORP.
(a corporation in the development stage)

Notes to Financial Statements

December 31, 2005

1. Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

Healthcare Acquisition Corp. (the “Company”) was incorporated in Delaware on April 25, 2005, as a blank check company whose objective is to acquire, through a merger, capital stock exchange, asset acquisition or other similar business combination, a currently unidentified operating business.

Primarily all activity through December 31, 2005 relates to the Company’s formation and the public offering described below. The Company has selected December 31 as its fiscal year-end. The registration statement for the Company’s initial public offering (“Offering”) was declared effective July 28, 2005. The Company consummated the Offering on August 3, 2005 (and 400,000 units subject to the underwriters’ over-allotment option on August 16, 2005) and received net proceeds of approximately $69,450,000 (Note 2). The Company’s management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a business combination with an operating domestic or international company in the healthcare industry, a “target business”.

In evaluating a prospective target business, the Company will consider, among other factors, the financial condition and results of operation; growth potential; experience and skill of management; availability of additional personnel; capital requirements; competitive position; barriers to entry into other industries; stage of development of the products, processes or services; degree of current or potential market acceptance of the products, processes or services; proprietary features and degree of intellectual property or other protection of the products, processes or services; regulatory environment of the industry; and costs associated with effecting the business combination. These criteria are not intended to be exhaustive. Any evaluation relating to the merits of a particular business combination will be based, to the extent relevant, on the above factors, as well as other considerations deemed relevant by the Company in effecting a business combination consistent with its business objective.

HEALTHCARE ACQUISITION CORP.
(a corporation in the development stage)

Notes to Financial Statements (continued)

1.	Nature of Operations and Summary of Significant Accounting Policies (continued)

Nature of Operations (continued)

There are no assurances the Company will be able to successfully effect a business combination. An amount of $67,928,000 or approximately 90.3% of the gross proceeds of this offering (approximately $7.23 per unit) are being held in an interest bearing trust account at JP Morgan Chase NY Bank maintained by Continental Stock Transfer & Trust Company (“Trust Fund”) and invested in United States Treasury Bills or short-term securities having a maturity of one hundred eighty (180) days or less, until the earlier of (i) the consummation of the Company’s first business combination or (ii) the liquidation of the Company. In October 2005, the Company entered into Amendment No. 1 (the “Amendment”) to the Investment Management Trust Agreement by and among the Company, Continental Stock Transfer and Trust Company and Maxim Group, LLC. Pursuant to the terms of the Amendment, the Company is permitted to invest the funds held in trust not only in treasury bills having a maturity of 180 days or less, but also in any money market fund meeting the requirements of a “cash item” as set forth in Section 3(a)(1)(C) of the Investment Company Act of 1940, as amended, and any regulations, no-action letters, exemptive orders or interpretations promulgated thereunder. The Company believes that the Amendment will allow it greater flexibility in investing the funds held in trust from its initial public offering, as well as reducing its tax liability, by allowing the Company to invest in tax-free money market funds. The placing of funds in the Trust Fund may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Fund, there is no guarantee that they will execute such agreements. The Company’s officers have severally agreed that they will be personally liable to ensure that the proceeds in the Trust Fund are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company.

However, there can be no assurance that the officers will be able to satisfy those obligations. The remaining proceeds, not held in trust, may be used to pay for business, legal and accounting expenses, expenses which may be incurred related to the investigation and selection of a target business, and the negotiation of an agreement to acquire a target business, and for continuing general and administrative expenses.

The Company’s first business combination must be with a business with a fair market value of at least 80% of the Company’s net asset value at the time of acquisition. The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the outstanding stock excluding, for this purpose, those persons who were stockholders prior to the Offering, vote against the business combination or request their conversion right as described below, the business combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their 2,250,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any business combination. After consummation of the Company’s first business combination, all of these voting safeguards will no longer be applicable.

HEALTHCARE ACQUISITION CORP.
(a corporation in the development stage)

Notes to Financial Statements (continued)

1.	Nature of Operations and Summary of Significant Accounting Policies (continued)

Nature of Operations (continued)

With respect to the first business combination which is approved and consummated, any Public Stockholder who voted against the business combination may demand that the Company redeem his or her shares. The per share redemption price will equal the amount in the Trust Fund as of the record date for determination of stockholders entitled to vote on the business combination divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek redemption of their shares in the event of a business combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Fund computed, without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the Offering (19.99% of the amount held in the Trust Fund) has been classified as common stock subject to possible conversion in the accompanying December 31, 2005 balance sheet and 19.99% of the related interest earned on cash held in the Trust Fund has been recorded as deferred revenue.

The Company’s Amended and Restated Certificate of Incorporation provides for mandatory liquidation of the Company, without stockholder approval, in the event that the Company does not consummate a business combination within eighteen (18) months from the date of the consummation of the Offering, or twenty-four (24) months from the consummation of the Offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units to be offered in the Offering discussed in Note 2.)

Earnings Per Share

Basic earnings per share is computed by dividing income available to common stockholders (the numerator) by the weighted-average number of common shares (the denominator) for the period. The computation of diluted earnings per share is similar to basic earnings per share, except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potentially dilutive common shares had been issued. The denominator in the calculation is based on the following weighted-average number of common shares at December 31, 2005:

Basic	$7,869,200
Add:
Shares issuable pursuant to
Common Stock Warrants	454,001
Diluted	$8,323,201

As stated in Note 8, Warrants began trading separately from the Company’s stock on October 6, 2005.

HEALTHCARE ACQUISITION CORP.
(a corporation in the development stage)

Notes to Financial Statements (continued)

1. Nature of Operations and Summary of Significant Accounting Policies (continued)

Derivative Financial Instruments

As described in Note 4, the Company has granted a Purchase Option to a representative of its underwriters. Based on Emerging Issues Task Force 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settle in, a Company’s Own Stock, the sale of the Purchase Option was reported in permanent equity and accordingly, there is no impact on the Company’s financial position and results of operation, except for the $100 in proceeds from sale. Subsequent changes in fair value will not be recognized as long as the Purchase Option continues to be classified as an equity instrument.

The Company has determined, based on the Black-Scholes option pricing formula, the fair value of the Purchase Option at date of issuance, was $3.79 per share or approximately $852,750 total, using a risk free interest rate of 4.0%, expected life of five years and estimated volatility of 60.0%.

The volatility calculation of 60.0% is based on the 365-day average volatility of a representative sample of eight (8) healthcare companies in the information technology and services niches with market capitalizations between $200 million and $910 million (“Representative Sample”). Because the Company did not have a trading history, the Company needed to estimate the potential volatility of its common stock price, which depends on a number of factors which could not be ascertained at this time. The Company referred to the 365-day volatility of the Representative Sample because its management believed that the volatility of these representative companies was a reasonable benchmark to use in estimating the expected volatility for the Company’s common stock post-business combination.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

Current tax expense related entirely to state taxes, amounted to $48,000 for the year ended December 31, 2005.

At December 31, 2005, the Company had a net operating loss carryforward for federal income tax purposes of approximately $274,000, which is available to offset future federal taxable income.

Deferred income taxes are provided for the differences between the basis of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established to reduce deferred tax assets to the amount expected to be realized.

HEALTHCARE ACQUISITION CORP.
(a corporation in the development stage)

Notes to Financial Statements (continued)

1. Nature of Operations and Summary of Significant Accounting Policies (continued)

Income Taxes (continued)

The Company recorded a deferred income tax asset for the tax effect of net operating loss carryforwards and temporary differences related to revenue recognition aggregating to approximately $145,000 at December 31, 2005. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance at December 31, 2005.

The effective tax rate differs from the statutory rate of 34% primarily due to substantially all interest being tax exempt for federal tax purposes and the valuation allowance.

Recent Accounting Pronouncements

The Company does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

2. Initial Public Offering

On July 28, 2005, the Company sold 9,000,000 units (“Units”) in the Offering. On August 16, 2005 an additional 400,000 Units were sold. Each Unit consists of one share of the Company’s common stock, $.0001 par value and one Redeemable Common Stock Purchase Warrant (“Warrant”). In connection with the Offering, the Company paid the underwriter a discount of 6% of the gross proceeds of the Offering and a non-accountable expense allowance of 1% of the gross proceeds of the Offering.

3. Notes Payable, Stockholders

The Company issued unsecured promissory notes to three Initial Stockholders, amounting to $250,000, who are also officers. These notes were non-interest bearing and were repaid from the proceeds of this Offering.

4.  Unit Option

In connection with the Offering, the Company issued to the representative of the underwriters for $100, an option to purchase up to a total of 225,000 units, exercisable at $10 per unit (“Purchase Option”). In lieu of payment of the exercise price in cash, the holder of the Purchase Option has the right (but not the obligation) to convert any exercisable portion of the Purchase Option into units using a cashless exercise based on the difference between current market value of the units and its exercise price. The Warrants issued in conjunction with these units are identical to those offered by the prospectus, except that they have an exercise price of $7.50 (125% of the exercise price of the warrants included in the Units sold in the offering). This option commences on the later of the consummation of a business combination and one (1) year from the date of the prospectus and expiring five (5) years from the date of the prospectus.

HEALTHCARE ACQUISITION CORP.
(a corporation in the development stage)

Notes to Financial Statements (continued)

4.  Unit Option (continued)

Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) following July 28, 2005. However, the option may be transferred to any underwriter and selected dealer participating in the offering and their bona fide officers or partners. The purchase option grants to holders demand and “piggy back” rights for periods of five (5) and seven (7) years, respectively, from July 28, 2005 with respect to the registration under the Securities Act of the securities directly and indirectly issuable upon exercise of the option. The Company will bear all fees and expenses attendant to registering the securities, other than underwriting commissions, which will be paid for by the holders themselves. The exercise price and number of units issuable upon exercise of the option may be adjusted in certain circumstances, including in the event of a stock dividend, or our recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of common stock at a price below its exercise price.

5. Commitments and Contingencies

The Company presently occupies office space in two locations, provided by two affiliates of the Initial Stockholders. Such affiliates have agreed that, until the Company consummates a business combination, they will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliates $7,500 per month for such services commencing on the effective date of the Offering. Upon completion of a business combination or liquidation, the Company will no longer be required to pay these monthly fees. Subsequent to December 31, 2005, the entire monthly fee of $7,500 shall be paid to one affiliate of the Initial Stockholders.

The Company has engaged a third party to act as the representative of the underwriters, on a non-exclusive basis, as its agent for the solicitation of the exercise of the Warrants. To the extent not inconsistent with the guidelines of the NASD and the rules and regulations of the Securities and Exchange Commission, the Company has agreed to pay the representative for bona fide services rendered, a commission equal to 4% of the exercise price for each Warrant exercised more than one (1) year after July 28, 2005 if the exercise was solicited by the underwriters. In addition to soliciting, either orally or in writing, the exercise of the Warrants, the representative’s services may also include disseminating information, either orally or in writing, to Warrant holders about the Company or the market for its securities, and assisting in the processing of the exercise of the Warrants. No compensation will be paid to the representative upon the exercise of the Warrants if:

•	the market price of the underlying shares of common stock is lower than the exercise price;
•	the holder of the Warrants has not confirmed in writing that the underwriters solicited the exercise;
•	the Warrants are held in a discretionary account;
•	the Warrants are exercised in an unsolicited transaction; or
•	the arrangement to pay the commission is not disclosed in the prospectus provided to Warrant holders at the time of exercise.

HEALTHCARE ACQUISITION CORP.
(a corporation in the development stage)

Notes to Financial Statements (continued)

5. Commitments and Contingencies (continued)

The Initial Stockholders who are holders of 2,250,000 issued and outstanding shares of common stock are entitled to registration rights pursuant to an agreement signed on the effective date of the Offering. The holders of the majority of these shares are entitled to request the Company, on up to two (2) occasions, to register these shares. The holders of the majority of these shares can elect to exercise these registration rights at any time after the date on which these shares of common stock are released from escrow. In addition, these stockholders have certain “piggy-back” registration rights on registration statements filed subsequent to the date on which these shares of common stock are released from escrow. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

6. Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences, as may be determined from time to time by the Board of Directors.

7. Common Stock

On July 8, 2005, the Company’s Board of Directors authorized a .333333 to 1 stock dividend. On July 22, 2005, the Company’s Board of Directors authorized a .125 to 1 stock dividend. All references in the accompanying financial statements to the number of shares of stock have been retroactively restated to reflect these transactions, assuming they occurred at the beginning of the period.

8. Common Stock Warrants

Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $6.00 commencing the later of the completion of a business combination with a target business or one (1) year from the effective date of the Offering and expiring four (4) years from the effective date of the Offering. The Warrants will be redeemable by the Company at a price of $.01 per Warrant, upon thirty (30) days notice after the Warrants become exercisable, only in the event that the last sales price of the common stock is at least $11.50 per share for any twenty (20) trading days within a thirty (30) trading-day period ending on the third day prior to date on which notice of redemption is given. The warrants began trading separately from the Company’s common stock on October 6, 2005.

9. Summarized Quarterly Data (unaudited)

Financial information for each quarter for the period from April 25, 2005 (inception) to December 31, 2005 is as follows:

	June 30, 2005	September 30, 2005	December 31, 2005	April 25, 2005 (inception) to December 31, 2005
Total revenue	$—	$206,261	$379,813	$586,074
Income (loss) from operations	(2,500)	156,476	171,319	325,295
Net income (loss)	(2,500)	146,476	133,319	277,295
Basic earnings per share	—	.02	.01	.04
Diluted earnings per share	—	.02	.01	.03

PHARMATHENE, INC.
UNAUDITED FINANCIAL STATEMENTS

PharmAthene, Inc.

Condensed Consolidated Statements of Operations (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Revenues:
Grant Revenue	$-	$178,701	$178,701	$867,050
Other revenue	1,590	21,360	9,331	50,610
Total revenues	1,590	200,061	188,032	917,661

Costs and expenses:
Research and development	1,641,826	1,130,954	4,745,628	4,076,147
General and administrative	1,654,963	1,267,935	4,665,292	3,496,130
Depreciation and amortization	134,813	199,568	389,975	455,075
Acquired In-Process Research and Development	-	-	-	12,812,000
Total costs and expenses	3,431,602	2,598,457	9,800,895	20,839,352

Operating loss	(3,430,012)	(2,398,396)	(9,612,863)	(19,921,691)

Other income (expense):
Interest Income	24,519	86,271	131,245	296,124
Interest Expense	(229,483)	(699)	(298,157)	(929)
Total other income	(204,964)	85,572	(166,912)	295,195

Net loss	$(3,634,976)	$(2,312,824)	$(9,779,775)	$(19,626,496)

Accretion of redeemable convertible preferred stock to redemptive value	(1,658,546)	(1,559,306)	(4,931,125)	(4,250,410)
Net loss attributable to common shareholders	$(5,293,522)	$(3,872,130)	$(14,710,900)	$(23,876,906)

Net loss available to common stockholders per share of common stock - basic and diluted	$(0.46)	$(0.36)	$(1.32)	$(2.22)

Weighted average number of shares of common stock - basic and diluted	11,478,031	10,847,502	11,123,241	10,776,228

Pro forma net loss attributable to common stockholders	(5,293,522)		(14,710,900)

Pro forma net loss available to common stockholders per share of common stock - basic and diluted	$(0.50)		$(1.39)

Pro forma weighted average number of shares of common stock - basic and diluted	10,607,009		10,607,009

See Notes to Condensed Consolidated Financial Statements.

PharmAthene, Inc.
Condensed Consolidated Balance Sheets

	September 30, 2006	December 31, 2005
	(Unaudited)
Cash and cash equivalents	$6,505,932	$7,938,116
Accounts receivable, net	544,251	494,652
Prepaid expenses	1,276,687	1,549,711
Note receivable	3,000,000	-
Other assets	92,150	8,657
Total current assets	11,419,020	9,991,136

Property and equipment, net	5,254,275	4,906,467
Patents, net	1,340,869	1,382,631
Deferred financing costs	1,357,176	-
Total assets	$19,371,340	$16,280,234

Current liabilities:
Accounts payable	1,007,790	783,070
Notes payable	11,768,088	-
Accrued expenses and other current liabilities	761,765	658,257
Total current liabilities	13,537,643	1,441,327

Minority Interest - Series C convertible redeemable preferred stock of PHTN Canada, par value $0.001 per share; unlimited shares authorized	2,507,557	2,281,360
Series A convertible redeemable preferred stock, par value $0.001 per share; authorized 16,442,000 shares	18,736,219	17,564,998
Series B convertible redeemable preferred stock, par value $0.001 per share; authorized 30,448,147 shares	31,051,618	28,886,718
Series C convertible redeemable preferred stock, par value $0.001 per share; authorized 22,799,574 shares	14,259,971	12,891,164
Warrants to purchase Series C convertible redeemable preferred stock, exercisable at approx. $0.91 per share	874,270	1,323,051
Stockholders’ equity:
Common stock, par value $0.001 per share; authorized 147,089,104 shares, 12,483,472 outstanding	12,483	10,943
Additional paid-in capital	-	-
Accumulated other comprehensive loss	389,720	115,160
Accumulated deficit	(61,998,141)	(48,234,487)
Total stockholders’ equity	(61,595,938)	(48,108,384)

Total liabilities, convertible redeemable preferred stock and stockholders’ deficit	$19,371,340	$16,280,234

See Notes to Condensed Consolidated Financial Statements.

PharmAthene, Inc.
Condensed Consolidated Statements of Cash Flows (Unaudited)

	Nine Months Ended September 30,
	2006	2005
Operating activities
Net loss	$(9,779,775)	$(19,626,496)
Adjustments to reconcile net loss to net cash used in operating activities:
Write-off of acquired in-process research and development	-	12,812,000
Depreciation and amortization	389,975	455,075
Non-cash compensation expense	254,215	2,640
Changes in operating assets and liabilities:
Accounts receivable	(49,599)	(581,984)
Prepaid expenses and other current assets	189,531	514,663
Accounts payable	224,719	(724,871)
Accrued expenses	103,509	(273,821)
Net cash used in operating activities	(8,667,425)	(7,422,794)

Investing activities
Purchase of property and equipment	(473,285)	(123,827)
Issuance of note receivable	(3,000,000)	-
Purchase of Nexia assets	-	(12,277,005)
Net cash used in investing activities	(3,473,285)	(12,400,832)

Financing activities
Net proceeds from exercise of warrants and employee options	245,790	8,858,766
Proceeds from issuance of note payable	11,768,089
Deferred financing costs	(1,357,176)
Net cash provided by financing activities	10,656,703	8,858,766

Effects of exchange rates on cash	51,824	22,431

Decrease in cash and cash equivalents	(1,432,184)	(10,964,747)
Cash and cash equivalents at beginning of year	7,938,116	21,662,117
Cash and cash equivalents at end of year	$6,505,932	$10,719,801

Non-cash financing activities
Issuance of Series C redeemable preferred stock and warrants for assets	$-	$(1,212,622)

See Notes to Condensed Consolidated Financial Statements.

PharmAthene, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited)

1. General

The condensed consolidated financial statements do not include footnotes and certain financial information normally presented annually under accounting principles generally accepted in the United States, and, therefore, should be read in conjunction with the Consolidated Financial Statements for the year ended December 31, 2005. Accounting measurements at interim dates inherently involve greater reliance on estimates than at year-end. The results of operations for the three and nine months ended September 30, 2006 are not necessarily indicative of results that can be expected for the fiscal year ending December 31, 2006.

The condensed consolidated financial statements included herein are unaudited; however, they contain all adjustments (consisting of normal recurring accruals), which, in the opinion of the Company, are necessary to present fairly its consolidated financial position at September 30, 2006 and December 31, 2005, and its consolidated results of operations and cash flows for the three and nine months ended September 30, 2006 and 2005, in conformity with accounting principles generally accepted in the United States.

PharmAthene, Inc. (the Company) was incorporated on March 13, 2001 (inception), under the laws of the State of Delaware. The Company is a biopharmaceutical company focused on developing anti-infectives for biodefense applications. The Company has generated an accumulated deficit of $61,998,141 since inception. The Company anticipates incurring additional losses until such time, if ever, as it can generate significant sales of its products currently in development. Substantial additional financing will be needed by the Company to fund its operations and to commercially develop its products. There is no assurance that such financing will be available when needed.

The Company is subject to those risks associated with any biopharmaceutical company that has substantial expenditures for research and development. There can be no assurance that the Company’s research and development projects will be successful, that products developed will obtain necessary regulatory approval, or that any approved product will be commercially viable. In addition, the Company operates in an environment of rapid technological change and is largely dependent on the services of its employees and consultants.

2. Nexia Asset Purchase

On March 10, 2005, the Company acquired substantially all of the assets and liabilities of Nexia Biotechnologies Inc. (Nexia) that relate to its Protexia® (recombinant human butyrylcholinesterase) compound. The Company paid approximately $19.1 million in cash, Series C Convertible Redeemable Preferred Stock (the Series C Preferred Stock), and warrants. Specifically, the Company delivered to Nexia (i) 7,465,501 shares of Series C Preferred Stock valued at approximately $0.91 per share; (ii) warrants to acquire 2,239,650 shares of Series C Preferred Stock, which are exercisable at approximately $0.91 per share and which expire on March 10, 2008; and (iii) warrants to acquire 1,343,790 common shares, which are exercisable at $0.01 per share, subject to reduction if certain business milestones are met by the Company, as specified in the warrants and which expire in October 2014. In addition, the Company delivered to Nexia $11,763,176 in cash. The purchased assets and liabilities are held by PharmAthene Canada Inc., a variable interest entity consolidated by the Company, which was established by PharmAthene in connection with the purchase to allow for the holding of the assets and the investment of certain shareholders as further described in Note 8.

The purchase price of the Nexia assets was allocated to the tangible and identifiable intangible assets acquired and liabilities assumed based on their estimated fair values at the acquisition date. The results of Nexia’s operations have been included in the financial statement since the acquisition date.

The following table summarizes the purchase price allocation to estimated fair values of the assets acquired and liabilities assumed as of the acquisition date:

Prepaid expenses and other current assets	$248,000
Property and equipment, net	5,021,000
In-process research and development	12,812,000
Acquired identifiable intangibles	1,407,000
Accounts payable	(371,000)
Total assets acquired	$19,117,000

In connection with the acquisition and as calculated by a third party appraiser, the Company recorded $12.8 million of the purchase price of the Nexia Asset Purchase as acquired in-process research and development. The fair value was determined utilizing a present value technique involving a discounted cash flow analysis. Under this approach, fair value reflects the present value of the projected free cash flow that will be generated by the in-process research and development.

At the date of the acquisition, the development of Protexia® was not complete, had not reached technological feasibility and had no known alternative uses. Consequently, there is considerable uncertainty as to the technological feasibility of this product at the date of the acquisition. The Company does not foresee any alternative future benefit from the acquired in-process research and development. Significant technological and regulatory approval risks are associated with the development of the product. Development of a product will require significant amounts of future time, effort, and substantial development costs, which will be incurred by the Company. The efforts required to develop the acquired in-process research and development into commercially viable products include the development of the compound for use in intended subjects and the reformulation of an alternate purification process for the compound, as well as the conducting of applicable clinical-trial testing, regulatory approval and the development of a product suitable for commercialization. The principal risks relating to achieving an indication under development are the outcomes of clinical studies of the alternatively purified compound and receiving positive results regulatory filings and approval. Since pharmaceutical products cannot be marketed without regulatory approvals, the Company will not receive any benefits unless regulatory approval is obtained. Accordingly, the portion of the purchase price related to these products under development was allocated to acquired in-process research and development and was expensed at the date of acquisition.

3.     Management’s Plans as to Continuing as a Going Concern

The Consolidated Financial Statements has been prepared on a basis which assumed that the Company will continue as a going concern and which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The Company has incurred cumulative net losses and expects to incur additional losses to perform further research and development activities. The Company does not have commercial products and has limited capital resources. Management’s plans with regard to these matters include continued development of its products as well as seeking additional research support funds and financial arrangements. Although management continues to pursue these plans, there is no assurance that the Company will be successful in obtaining sufficient financing on commercial reasonable terms or that the Company will be able to secure financing from anticipated government contracts and grants.

Management has developed a plan to reduce the Company’s operating expenses in the event that sufficient funds are not available, or if the Company is not able to obtain the anticipated government contracts and grants. If the company is unable to raise adequate capital or achieve profitability, future operations will need to be scaled back or discontinued. Continuance of the Company’s going concern is dependent upon, among other things, the success of the Company’s research and development programs and the Company’s ability to obtain adequate financing. The financial statements do not include any adjustments relating to recoverability of the carrying amount of recorded assets and liabilities that might result from the outcome of these uncertainties.

4. Summary of Significant Accounting Policies

Principles of Consolidation

The Consolidated Financial Statements include the accounts of the Company and its subsidiary, PharmAthene Canada Inc., which was formed in March of 2005. All significant intercompany transactions and balances have been eliminated.

The FASB has issued FASB Interpretation (FIN) No. 46 (revised December 2003), Consolidation of Variable Interest Entities, (FIN 46R). FIN 46R expands consolidated financial statements to include certain variable interest entities (VIEs). VIEs are to be consolidated by the company which is considered to be the primary beneficiary of that entity, even if the company does not have majority control. FIN 46R is immediately effective for VIEs created after January 31, 2003, and is effective for the Company in 2005 for VIEs created prior to February 1, 2003. The Company’s subsidiary, PharmAthene Canada, Inc., is a VIE and the Company is the primary beneficiary. Therefore, the Company has consolidated PharmAthene, Canada Inc. as of its date of inception.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Comprehensive Loss and Foreign Currency Translation

The financial statements of subsidiaries located outside of the United States are measured using the local currency as the functional currency. Assets and liabilities of these subsidiaries are translated at the rates of exchange at the balance sheet date. The resultant translation adjustments are included in accumulated other comprehensive income (loss), a separate component of stockholders’ equity. Comprehensive loss for each of the nine month periods ended September 30, 2006 and 2005 was approximately $9,207,131 and $19,468,417, respectively. Income and expense items are translated at average monthly rates of exchange. Gains and losses from foreign currency transactions of these subsidiaries are included in net earnings.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents. Cash equivalents consist of a short-term money market account with a bank.

Accounts Receivable

Through its inception to date, substantially all of PharmAthene’s accounts receivable have been associated with US Government contracts and grants or with the receipt of Quebec provincial or Canadian Federal credits for internally and externally generated research and development expenditures. Amounts invoiced or recorded as billed under these programs but not yet collected are reported as outstanding accounts receivable. While the Company has a policy to provide an allowance for any amount of accounts receivable which it determines to be uncollectible and the Company would write off any uncollectible account when the likelihood of collection that the account’s collection is determined to be remote, the Company has not historically found it necessary to record any write-offs of accounts receivable or to record an allowance for uncollectible accounts.

Property and Equipment

Property and equipment consist of land, building and leasehold improvements, laboratory, computer, farm and office equipment and furniture and are recorded at cost. Property and equipment are depreciated using the straight-line method over the estimated useful lives of the respective assets as follows:

Asset Category	Estimated Useful Life (in years)
Building and leasehold improvements	4 -20
Laboratory equipment	7
Furniture, farm and office equipment	5 -7
Computer equipment	3

Intangible Assets

Intangible assets consist of patents and are being amortized using the straight-line method over an 11 year period. The intangible assets are reviewed for impairment when circumstances indicate that the carrying amount of an asset may not be recoverable. Impairment is considered to have occurred if expected future undiscounted cash flows are insufficient to recover the carrying value of the asset. If impaired, the asset’s carrying value is reduced to fair value.

Impairment of Long-Lived Assets

In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, long-lived assets such as property, plant, and equipment, and purchased intangibles subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, then an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Assets to be disposed of would be separately presented in the balance sheets and reported at the lower of the carrying amount or fair value, less costs to sell, and are no longer depreciated. The assets and liabilities of a disposed group classified as held-for-sale would be presented separately in the appropriate asset and liability sections of the balance sheets. As of September 30, 2006 and 2005, management believes that no revision of the remaining useful lives or write-down of long-lived assets is required.

Revenue Recognition

Grant Revenue

The Company recognizes revenue when all terms and conditions of the agreements have been met including persuasive evidence of an arrangement, services have been rendered, price is fixed or determinable, and collectibility is reasonably assured. For reimbursable cost research grants, the Company recognizes revenue as costs are incurred and appropriate regulatory approvals have been obtained or approval criteria are met for invoicing the related government agency.

All of the grant revenue the Company recognized was received under a cost reimbursement grant from the U.S. government to fund the development of pharmaceutical products for biodefense applications. Receipts pursuant to such cost reimbursement grants are contingent upon the successful completion of related tasks, the granting agency may modify the contract at any time, and reimbursed costs are subject to review and adjustment by the granting agency.

In September 2006, the Company was awarded a multi-year cost reimbursement contract valued at up to $213 million from the Department of Defense Army Space and Missile Command for advanced development of the Company’s broad spectrum chemical nerve agent prophylaxis, Protexia®. The Department of Defense has allocated $34.7 million for the initial stage of development, including manufacturing process development, preclinical and toxicity testing activities, of this contract. No revenue was recognized on this contract for the period ended September 30, 2006.

Research and Development and In-Process Research and Development

Research and development costs are charged to expense as incurred.

Basic and Diluted Net Loss Per Share

Basic net loss per share of common stock excludes dilution for potential common stock issuances and is computed by dividing net loss by the weighted-average number of shares outstanding for the period. Diluted net loss per share reflects the potential dilution that could occur if securities were exercised into common stock. However, for all periods presented, diluted net loss per share is the same as basic net loss attributable to common shareholders per share as the inclusion of weighted average shares of common stock issuable upon the conversion of mandatorily redeemable convertible preferred stock and exercise of stock options and warrants would be anti-dilutive. Securities outstanding in the amount of 118,098,900 and 109,098,800 shares for the three and nine month periods ended September 30, 2006 and 2005, respectively, were excluded from the calculation of diluted net loss per share since their inclusion would be anti-dilutive.

The following table provides a reconciliation of the numerators and denominators used in computing basic and diluted net loss per share:

	Three months ended September 30,		Nine months ended September 30,
	2006	2005	2006	2005
Numerator:
Net loss	$(3,634,976)	$(2,312,824)	$(9,779,775)	$(19,626,496)
Dividends on and accretion of convertible preferred stock	(1,658,546)	(1,559,306)	(4,931,125)	(4,250,410)
Net loss available to common stockholders	$(5,293,522)	$(3,872,130)	$(14,710,900)	$(23,876,906)
Denominator:
Weighted-average shares of common stock outstanding - basic and diluted	11,478,031	10,847,502	11,123,241	10,776,228
Net loss available to common stockholders per share of common stock - basic and diluted	$(0.46)	$(0.36)	$(1.32)	$(2.22)

Income Taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes (SFAS 109), which requires that deferred tax assets and liabilities be recognized using enacted tax rates for the effect of temporary differences between the book and tax bases of recorded assets and liabilities. SFAS 109 also requires that deferred tax assets be reduced by a valuation allowance if it is more likely than not that some portion of the deferred tax asset will not be realized. In evaluating the need for a valuation allowance, the Company takes into account various factors, including the expected level of future taxable income and available tax planning strategies. If actual results differ from the assumptions made in the evaluation of the Company’s valuation allowance, the Company records a change in valuation allowance through income tax expense in the period such determination is made.

Fair Value of Financial Instruments and Concentration of Credit Risk

The carrying amounts of the Company’s financial instruments, which include cash equivalents, accounts receivable, accounts payable, and accrued expenses, approximate their fair values because of their short maturities at September 30, 2006 and 2005.

Share-Based Compensation

On January 1, 2006, the Company adopted SFAS No. 123 (revised 2004), Share-Based Payment, (“SFAS 123(R)”) which requires the measurement and recognition of compensation expense for all share-based payment awards made to employees and directors including employee stock options based on estimated fair values. SFAS 123(R) supersedes the Company’s previous accounting under Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, (“APB 25”) for periods beginning on January 1, 2006.

The Company adopted SFAS 123(R) using the modified prospective method, which requires the application of the accounting standard as of January 1, 2006, the first day of the Company’s fiscal year 2006. The Company’s Consolidated Financial Statements as of and for the three and six months ended September 30, 2006 reflect the impact of SFAS 123(R). In accordance with the modified prospective method, the Company’s Consolidated Financial Statements for prior periods have not been restated to reflect, and do not include, the impact of SFAS 123(R). Share-based compensation related to stock options expense recognized under SFAS 123(R) for the three and nine months ended September 30, 2006 was $76,295 and $254,215, respectively. No share-based compensation expense related to employee stock options was recognized during the three and six month periods ended September 30, 2005.

SFAS 123(R) requires companies to estimate the fair value of share-based payment awards on the grant-date using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service periods in the Company’s Statements of Operations. Prior to the adoption of SFAS 123(R), the Company accounted for share-based awards to employees and directors using the intrinsic value method in accordance with APB 25 as allowed under Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation (“SFAS 123”). Under the intrinsic value method, no share-based compensation expense related to stock options had been recognized in the Company’s Statements of Operations when the exercise price of the Company’s stock options granted to employees and directors equaled the fair market value of the underlying stock at the grant-date.

Share-based compensation expense recognized during the current period is based on the value of the portion of share-based payment awards that is ultimately expected to vest. SFAS 123(R) requires forfeitures to be estimated at the time of grant in order to estimate the amount of share-based awards that will ultimately vest. The forfeiture rate is based on historical rates. Share-based compensation expense recognized in the Company’s Statements of Operations for the first quarter of 2006 includes (i) compensation expense for share-based payment awards granted prior to, but not yet vested as of December 31, 2005, based on the grant-date fair value estimated in accordance with the pro forma provisions of SFAS 123 and (ii) compensation expense for the share-based payment awards granted subsequent to December 31, 2005, based on the grant-date fair value estimated in accordance with the provisions of SFAS 123(R). The Company utilizes the Black-Scholes option pricing model for the valuation of share-based awards.

Share-based compensation expense reduced the Company’s results of operations for the three and nine months ended September 30, 2006 by $76,295, or $0.01 per share, and $254,215, or $0.02 per share, and had no impact on the Company’s cash flow.

The fair value for the 2006 awards was estimated at the date of grant using the Black-Scholes option-pricing model assuming a weighted-average volatility of approximately 72%, a risk-free interest rate of 4.8%, a dividend yield of 0%, and a weighted-average expected life of the option of 9.7 years.

The following table illustrates the effect on net loss and net loss per share as if the Company had applied the fair value recognition provisions of SFAS No. 123, as amended by SFAS No. 148, Accounting for Stock-Based Compensation - Transition and Disclosures.

	Three months ended September 30,	Nine months ended September 30,
	2005	2005
Net loss available to common shareholders, as reported	$(3,872,130)	$(23,876,906)
Deduct: Total stock-based employee compensation expense determined under the fair value-based method for all awards	(48,109)	(164,818)
Pro forma net loss available to common shareholders	$(3,920,239)	$(24,041,724)
Basic and diluted net loss per share:
As reported	$(0.36)	$(2.22)
Pro forma	$(0.36)	$(2.23)

The fair value for the 2005 awards was estimated at the date of grant using the Black-Scholes option-pricing model assuming a weighted-average volatility of approximately 60%, a risk-free interest rate of 3.9%, a dividend yield of 0%, and a weighted-average expected life of the option of 8.7 years.

5. Property and Equipment

Property and equipment, adjusted based on current foreign currency rates, consisted of the following:

	September 30, 2006	December 31, 2005
Land	$493,628	$471,860
Building and leasehold improvements	4,343,198	4,014,717
Furniture, farm and office equipment	292,857	281,907
Laboratory equipment	581,468	325,398
Computer equipment	194,276	151,844
	5,905,427	5,245,726
Less accumulated depreciation	(651,152)	(339,259)
Property and equipment, net	$5,254,275	$4,906,467

6. Patents

In conjunction with the Nexia Asset Purchase described in Note 2, the Company recorded intangible assets related to patents of $1,407,000 with a useful life of 11 years. The gross carrying value and accumulated amortization, adjusted based on current foreign currency rates, was:

	September 30, 2006	December 31, 2005
Intangible assets	$1,552,347	$1,483,892
Less accumulated amortization	(211,478)	(101,261)
Intangible assets, net	$1,340,869	$1,382,631

7. Convertible Redeemable Preferred Stock

Series A Convertible Redeemable Preferred Stock

The Series A Convertible Redeemable Preferred Stock (the ‘‘Series A Preferred Stock”) bears a cumulative dividend rate of 8% per annum. Accrued and unpaid dividends for Series A Preferred Stock at September 30, 2006 and December 31, 2005 totaled $3,944,276 and $2,921,923, respectively.

Each share of the Series A Preferred Stock is convertible into shares of common stock at the then-applicable conversion rate, as defined, at any time and at the option of the holder. The shares of Series A Preferred Stock are currently convertible into 16,442,000 common shares. The conversion rate is subject to adjustment for certain defined equity transactions. At September 30, 2006 and December 31, 2005, the Company has reserved 16,442,000 shares of common stock for the potential conversion. The Series A Preferred Stock will automatically convert into common stock at the then-applicable conversion rate in the event of an initial public offering of the Company’s common stock resulting in aggregate proceeds to the Company of $50 million and a price per share of at least $2.74.

The Series A Preferred Stock has a liquidation preference in an amount equal to the redefined original purchase price of $0.91 per share plus accumulated but unpaid dividends, whether or not declared, in the event of a liquidation, dissolution, winding-up, sale, or merger. This liquidation preference is junior to the Series B Preferred Stock and the Series C Preferred Stock, and senior to the common stock.

The Company recorded the Series A Preferred Stock at its fair value on the date of issuance of approximately $15,000,000 less issuance costs of $105,502. The issuance costs are accreted to the carrying value of the preferred stock up to the earliest redemption period using the effective interest method. The Company had classified the Series A Preferred Stock outside of permanent equity as a result of certain redemption features. Because the Series A Preferred Stock contains contingently adjustable conversion ratios, the Company evaluated the Series A Preferred Stock for potential beneficial conversion features under EITF 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. The contingently adjustable conversion ratio changed with the issuance of Series B Preferred Stock. Based on the fact that the adjusted implied conversion price of the Series A Preferred Stock exceeded the fair value of the common stock into which the Series A Preferred Stock converts, no beneficial conversion feature was deemed to exist. The implied conversion price was calculated by dividing the fair value of the Series A Preferred Stock, net of the fair value allocated to the warrants issued to the holders of Series A in conjunction with the Series B Preferred Stock offering, by the adjusted number of common shares into which the Series A Preferred Stock converts.

In conjunction with the Series B financing, the Series A Preferred stockholders were granted contingent 5,400,000 warrants to purchase common stock for $0.01. The Company deemed 1,620,000 warrants to be probable of issuance. Accordingly, 1,620,000 warrants were valued using the Black-Scholes model and were recorded as a $201,746 discount to the Series A Preferred Stock. This discount is being accreted through the period up to the first redemption date using the effective interest method. The fair value of the warrants were estimated at the date of grant using the Black-Scholes model assuming a weighted-average volatility of approximately 60%, a risk free interest rate of 4.3%, a dividend yield of 0% and a weighted-average expected life of the warrant of 8.8 years.

Commencing October 7, 2009, the holder of the Series A Preferred Stock may require the Company to redeem the Series A Preferred Stock then outstanding for an amount equal to the original purchase price plus any unpaid dividends, whether or not declared. The right of redemption is junior to the Series B Preferred Stock and Series C Preferred Stock redemption rights.

The holder of the Series A Preferred Stock is entitled to the number of votes equal to the number of common shares into which its shares are convertible.

Series B Convertible Redeemable Preferred Stock

The Series B Convertible Redeemable Preferred Stock (‘‘Series B Preferred Stock”) bears a cumulative dividend rate of 8% per annum. Accrued and unpaid dividends for Series B Preferred Stock at September 30, 2006 and December 31, 2005 total $4,616,009 and $2,787,101, respectively.

Each share of the Series B Preferred Stock is convertible into shares of common stock at the then-applicable conversion rate, as defined, at any time and at the option of the holder. The initial conversion rate is one common share for each preferred share, which is subject to adjustment for certain defined equity transactions. At September 30, 2006 and December 31, 2005, the Company has reserved 65,768,001 shares of common stock for the potential conversion. The Series B Preferred Stock will automatically convert into common stock at the then-applicable conversion rate in the event of an initial public offering of the Company’s common stock resulting in aggregate proceeds to the Company of $50 million and a price per share of at least $2.74.

The Series B Preferred Stock has a liquidation preference in an amount equal to the original purchase price per share plus accumulated but unpaid dividends, whether or not declared, in the event of a liquidation, dissolution, winding-up, sale, or merger. This liquidation preference is senior to the Series A Preferred Stock and the common stock and equal to the liquidation preference of the Series C Preferred Stock.

The Company recorded the Series B Preferred Stock at its fair value on the date of issuance of approximately $27,777,778, less the fair value assigned to warrants of $3,332,589, less issuance costs of $207,288. The issuance costs are accreted to the carrying value of the preferred stock up to the earliest redemption period using the effective interest method. The Company had classified the Series B Preferred Stock outside of permanent equity as a result of certain redemption features. Because detachable warrants were granted with the financing and the Series B Preferred Stock contains contingently adjustable conversion ratios, the Company evaluated the Series B Preferred Stock for potential beneficial conversion features under EITF 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. Based on the fact that the adjusted implied conversion price of the Series B Preferred Stock exceeded the fair value of the common stock into which the Series B Preferred Stock converts, no beneficial conversion feature was deemed to exist. The implied conversion price was calculated by dividing the fair value of the Series B Preferred Stock, net of the fair value of the warrants, by the number of common shares into which the Series B Preferred Stock converts.

In conjunction with the Series B financing, the Series B Preferred stockholders were granted 15,400,000 contingent warrants to purchase common stock for $0.01. The Company deemed 10,780,000 warrants to be probable of issuance. Accordingly, 10,780,000 warrants were valued using the Black-Scholes model and were recorded as a $2,034,335 discount to the Series B Preferred Stock. This discount is being accreted through the period up to the first redemption date using the effective interest method. The fair value of the warrants were estimated at the date of grant using the Black-Scholes model assuming a weighted-average volatility of approximately 60%, a risk free interest rate of 4.3%, a dividend yield of 0% and a weighted-average expected life of the warrant of 8.8 years.

Commencing October 7, 2009, the holders of the Series B Preferred Stock may require the Company to redeem the Series B Preferred Stock then outstanding for an amount equal to the original purchase price plus any unpaid dividends, whether or not declared, and in preference to the Series A Preferred Stock liquidation rights.

The holders of the Series B Preferred Stock are entitled to the number of votes equal to the number of common shares into which its shares are convertible.

Series C Convertible Redeemable Preferred Stock

Contemporaneously with the consummation of the Nexia asset acquisition transaction (as described in Note 2), the Company sold 7,480,978 shares of Series C Preferred Stock to investors at a price of approximately $0.91 per share for net proceeds of $6,824,896. Included in these proceeds were two Canadian investors, who previously invested in Nexia, who purchased an aggregate of 3,370,479 shares of Series C Preferred Stock for net proceeds of $3,074,880. Those proceeds were used to partially fund the acquisition of the Nexia assets. In addition, the Company issued to such investors (i) warrants to acquire 2,244,296 shares of Series C Preferred Stock, which are exercisable at approximately $0.91 per share and which expire on March 10, 2008, and (ii) warrants to acquire 1,346,630 common shares, which are exercisable at $0.01 per share, subject to reduction if certain business milestones are met by the Company, as specified in the warrants and which expire in October 2014.

The Series C Preferred Stock bears a cumulative dividend rate of 8% per annum. Accrued and unpaid dividends for Series C Preferred Stock at September 30, 2006 and December 31, 2005 total $1,753,464 and $884,635, respectively.

Each share of the Series C Preferred Stock is convertible into shares of common stock at the then-applicable conversion rate, as defined, at any time and at the option of the holder. The initial conversion rate is one common share for each preferred share, which is subject to adjustment for certain defined equity transactions. At September 30, 2006 and December 31, 2005, the Company has reserved 22,799,574 shares of common stock for the potential conversion. The Series C Preferred Stock will automatically convert into common stock at the then-applicable conversion rate in the event of an initial public offering of the Company’s common stock resulting in aggregate proceeds to the Company of $50 million and a price per share of at least $2.74.

The Series C Preferred Stock has a liquidation preference in an amount equal to the original purchase price per share plus accumulated but unpaid dividends, whether or not declared, in the event of a liquidation, dissolution, winding-up, sale, or merger. This liquidation preference is senior to the Series A Preferred Stock and the common stock and equal to the liquidation preference of the Series B Preferred Stock.

The Company recorded the Series C Preferred Stock at its fair value on the date of issuance of approximately $13,635,534 less the fair value assigned to warrants of $1,816,799 and issuance costs of $330,495. The discount on the Series C Preferred Stock from the value assigned to the warrants and issuance costs is accreted to the carrying value of the preferred stock up to the earliest redemption period using the effective interest method. The Company had classified the Series C Preferred Stock outside of permanent equity as a result of certain redemption features. Because detachable warrants were granted with the financing and the Series C Preferred Stock contains contingently adjustable conversion ratios, the Company evaluated the Series C Preferred Stock for potential beneficial conversion features under EITF 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. Based on the fact that the adjusted implied conversion price of the Series C Preferred Stock exceeded the fair value of the common stock into which the Series C Preferred Stock converts, no beneficial conversion feature was deemed to exist. The implied conversion price was calculated by dividing the fair value of the Series C Preferred Stock, net of the fair value of the warrants, by the number of common shares into which the Series C Preferred Stock converts.

In conjunction with the Series C financing, the Series C Preferred stockholders were granted 4,483,946 warrants to purchase preferred stock for $0.91. These warrants were valued using the Black-Scholes model and were recorded as a $1,531,253 discount to the Series C Preferred Stock. This discount is being accreted through the period up to the first redemption date using the effective interest method. The fair value of the warrants were estimated at the date of grant using the Black-Scholes model assuming a weighted-average volatility of approximately 60%, a risk free interest rate of 3.9%, a dividend yield of 0% and a weighted-average expected life of the warrant of 3.0 years.

In conjunction with the Series C financing, the Series C Preferred stockholders were granted 2,690,420 contingent warrants to purchase common stock for $0.01. The Company deemed 1,614,225 warrants to be probable of issuance. Accordingly, 1,614,225 warrants were valued using the Black-Scholes model and were recorded as a $285,546 discount to the Series C Preferred Stock. This discount is being accreted through the period up to the first redemption date using the effective interest method. The fair value of the warrants were estimated at the date of grant using the Black-Scholes model assuming a weighted-average volatility of approximately 60%, a risk free interest rate of 4.5%, a dividend yield of 0% and a weighted-average expected life of the warrant of 9.6 years.

Commencing October 7, 2009, the holders of the Series C Preferred Stock may require the Company to redeem the Series C Preferred Stock then outstanding for an amount equal to the original purchase price plus any unpaid dividends, whether or not declared, and in preference to the Series A Preferred Stock liquidation rights.

The holders of the Series C Preferred Stock are entitled to the number of votes equal to the number of common shares into which its shares are convertible.

8. Minority Interest - Series C Convertible Redeemable Preferred Stock of PharmAthene Canada, Inc.

Through its ownership of 100% of the common stock of PharmAthene Canada, Inc., the Company controls all of the voting stock of PharmAthene Canada, Inc., and considers itself to be the majority interest primary beneficiary of PharmAthene Canada, Inc., a variable interest entity. In March 2005, a Canadian investor purchased 2,591,654 shares of Series C Convertible Preferred Stock of PharmAthene Canada, Inc. for net proceeds of $2,364,366. The shares of Series C Convertible Preferred Stock of PharmAthene Canada, Inc. are convertible at the discretion of the investors into an equal number of shares of Series C Preferred Stock of the Company. In addition, the Company issued to such investors (i) warrants to acquire 777,496 Series C Preferred Stock of PharmAthene Canada, Inc. (also convertible into Series C Preferred Stock of the Company) exercisable at approximately $0.91 per share, which expire on March 10, 2008, and (ii) warrants to acquire 466,498 common shares of PharmAthene Canada, Inc. exercisable at $0.01 per share, convertible into shares of common stock of the Company on a 1-for-1 basis, subject to reduction if certain business milestones are met by the Company, as specified in the warrants and which expire in October 2014.

In conjunction with the Series C financing, the Series C Preferred Stock of PharmAthene Canada, Inc. stockholders were granted 777,496 warrants to purchase preferred stock for $0.91. These warrants were valued using the Black-Scholes model and were recorded as a $265,513 discount to the Series C Preferred Stock of PharmAthene Canada, Inc. This discount is being accreted through the period up to the first redemption date using the effective interest method. The fair value of the warrants were estimated at the date of grant using the Black-Scholes model assuming a weighted-average volatility of approximately 60%, a risk free interest rate of 3.9%, a dividend yield of 0% and a weighted-average expected life of the warrant of 3.0 years.

In conjunction with the Series C financing, the Series C Preferred Stock of PharmAthene Canada, Inc. stockholders were granted 466,498 contingent warrants to purchase common stock for $0.01. The Company deemed 279,894 warrants to be probable of issuance. Accordingly, 279,894 warrants were valued using the Black-Scholes model and were recorded as a $49,512 discount to the Series C Preferred Stock of PharmAthene Canada, Inc. This discount is being accreted through the period up to the first redemption date using the effective interest method. The fair value of the warrants were estimated at the date of grant using the Black-Scholes model assuming a weighted-average volatility of approximately 60%, a risk free interest rate of 4.5%, a dividend yield of 0% and a weighted-average expected life of the warrant of 9.6 years.

The Series C Convertible Preferred Stock of PharmAthene Canada, Inc. bears a cumulative dividend rate of 8% per annum. Accrued and unpaid dividend for the Series C Convertible Preferred Stock of PharmAthene Canada, Inc. at September 30, 2006 and December 31, 2005 total $304,043 and $153,392, respectively.

The holders of Series C Convertible Preferred Stock of PharmAthene Canada, Inc. have no voting rights.

9. Stockholders’ Deficit

Common Stock

In conjunction with the Series A Preferred Stock closing, the common stockholders agreed to certain limitations on their rights to sell their stock. Further, the common stockholders agreed that 5,370,000 shares of common stock would be subject to a right of repurchase by the Company and the Series A Preferred Stock investor in the event of a termination of the relationship between the Company and the Series A Preferred Stock investor. The repurchase price will be either cost or fair market value, depending on the termination event. The number of shares subject to the repurchase right decreased by 41.67% on December 11, 2004, and further decreases by 8.33% quarterly thereafter until September 11, 2006. As of September 30, 2006, no shares remained subject to the right of repurchase.

2002 Long-Term Incentive Plan

The Company adopted the 2002 Long-Term Incentive Plan (the Plan) to provide an incentive to eligible employees, consultants, and officers. The Plan provides for the granting of stock options, restricted common stock, and stock appreciation rights. As of September 30, 2006, the Company had reserved 10,919,372 shares of common stock for distribution under the Plan, of which 1,627,351 remain available for future grants. Stock options granted under the Plan may be either incentive stock options, as defined by the Internal Revenue Code, or non-qualified stock options. The Board of Directors determines who will receive options, the vesting period which is generally four years, and the exercise price. Options may have a maximum term of no more than 10 years.

The following table summarizes the activity of the Company’s stock option plan for the nine months ended September 30, 2006:

	Shares	Weighted- Average Exercise Price
Outstanding, December 31, 2005	7,986,003	$0.19
Granted	1,181,176	0.21
Exercised	(1,340,566)	0.18
Forfeited	(92,064)	0.21
Outstanding, September 30, 2006	7,734,549	$0.20
Exercisable, September 30, 2006	3,345,076	$0.19

Exercise prices for options granted during 2006 were $0.21 per share. The weighted-average remaining contractual life of those options is approximately 9.4 years. As of the date of grant, the weighted-average fair value of the options granted in 2006 was $0.17. The weighted-average expected life of options outstanding at September 30, 2006 is approximately 8.2 years.

In 2004 and March 2005, the Company granted options to non-employees to purchase up to 125,000 and 18,000 shares, respectively, of the Company’s common stock at exercise prices of $0.1634 and $0.21 per share, respectively. In August 2005, an additional 20,000 options were granted at an exercise price of $0.21. The options vest over four years with stock-based compensation expense recorded for the three months ended September 30, 2006 and 2005 were $1,162 and $1,098, respectively. For the nine months ended September 30, 2006 and 2005, stock compensation related to the non-employee option of $3,485 and $2,914, respectively, were recorded.

Warrants

In conjunction with the Series B Preferred Stock issuance in October 2004, the Company issued warrants to purchase 15,400,000 shares of common stock at an exercise price of $0.01 per share, subject to reduction if certain business milestones are met by the Company, as specified in the warrants and expiring in October 2014. As of December 31, 2004, milestones related to 1,540,000 shares of common stock underlying of the warrants to purchase common stock were attained, with the outstanding total of warrants reduced to 13,860,000. Following the Nexia asset purchase in March 2005 (as described in Note 2), an additional milestone related to 6,160,001 shares of common stock underlying of the warrants was achieved, and the total warrants outstanding were further reduced to 7,699,999.

In conjunction with the Series C Preferred Stock issuance in March 2005 and as further described in notes 2, 7 and 8, the Company issued warrants to purchase 3,156,918 shares of common stock at an exercise price of $0.01 per share. The Company also issued warrants to purchase 5,261,442 shares of preferred stock at an exercise price of $0.91 per share.

In January 2006, the Company licensed certain patent rights from a research company. In connection with this agreement, the Company issued warrants to purchase 200,000 shares of common stock at an exercise price of $0.01 per share in connection with a licensing agreement entered into in January 2006. Subsequent to June 30, 2006, the research company elected to exercise their warrants to purchase all 200,000 shares of common stock.

The following table summarizes the activity of the Company’s warrants outstanding for the nine months ended September 30, 2006:

	Warrants for Shares of Common Stock	Weighted- Average Exercise Price	Warrants for Shares of Preferred Stock	Weighted-Average Exercise Price
Outstanding, December 31, 2005	11,120,213	$0.01	5,261,442	$0.91
Granted	200,000	0.01	-	-
Exercised	(200,000)		-	-
Forfeited	-		-	-
Outstanding, September 30, 2006	11,120,213	$0.01	5,261,442	$0.91

10. Commitments and Contingencies

Leases

The Company leases offices in the United States under a month-to-month operating lease agreement. In September 2006, the Company entered into a 10 year office lease, which is anticipated to commence on April 1, 2007. Additionally, following the Nexia asset purchase in March 2005, the Company entered into a two year renewable lease agreement for office space in Canada. This lease is renewable for an additional two years and provides for expansion into additional facility space if available. Annual minimum payments are as follows:

2006	$49,900
2007	347,600
2008	313,600
2009	323,000
2010	332,700
2011 and thereafter	2,316,500
$3,683,300

Total rent expense under operating lease agreements approximated $98,600 and $163,300 for the three months ended September 30, 2006 and 2005, respectively. For the nine month periods ended September 30, 2006 and 2005, total rent expense under operating lease agreements was approximately $250,000 and $380,600, respectively.

License Agreements

In June 2002, the Company licensed certain patent rights from a university. The license agreement required a $125,000 up-front payment and a $125,000 payment upon closing of the Series A Preferred Stock. Amounts paid to the university upon the closing of the Series A Preferred Stock are included in research and development expense in the accompanying statements of operations. Upon commercialization, the license agreement requires royalty payments equal to a specified percentage of future sales of products subject to the license through the expiration of the licensed patents, as well as a percentage of any non royalty sublicense income.

In November 2004, the Company licensed certain patent rights from two universities. The license agreements required a $50,000 up-front payment to be paid over two years. Additionally, payments within the agreement included a sublicense fee of 12.5% until Investigational New Drug Application (IND) filing, a minimum royalty of $10,000 a year beginning in 2009, and a milestone payment of $100,000 upon Biologics License Application (BLA) approval. Upon commercialization, the license agreements require royalty payments equal to a specified percentage of future sales of products subject to the license through the expiration of the licensed patents.

In 2005, the Company determined that the program for which these license agreements were entered into was not a viable product. Accordingly, the Company terminated these agreements and agreed to pay $7,756 and $37,364 to terminate the June 2002 and November 2004 license agreements, respectively. Of these amounts, $37,364 was accrued for at December 31, 2005, and no additional future payments are required.

In March 2005, the Company licensed certain patent rights from a company. The license agreement required a $75,000 up front payment. Additionally, the license agreement requires royalties payments equal to specific percentages of future sales of products subject to the license through the expiration of the licensed patent. In the event that the minimum annual royalty amount of $75,000 has not been met by either the earliest of obtaining a biologics license application or three years upon execution of the license agreement, the Company will pay the difference between the minimum royalty payment and those royalties actually paid.

In January 2006, the Company licensed certain patent rights from a research company. The license agreement required a $50,000 up-front payment. Additionally, payments within the agreement included a sublicense fee of 20% and milestone payments of $25,000 upon the granting of a U.S. patent, $200,000 upon the initiation of certain studies or trials, and $250,000 upon BLA approval. Upon commercialization, the license agreement requires royalty payments equal to a specified percentage of future sales of products for both government procurement and commercial market sales subject to the license through the expiration of the licensed patents.

In August 2006, the Company entered into a research and licensing agreement allowing for the licensing of certain patent rights. The agreement includes research expense reimbursement payments and certain development milestone payments. Upon commercialization, the license agreement requires royalty payments equal to a specified percentage of future sales of products for both government procurement and commercial market sales subject to the license through the expiration of the licensed patents.

11. Related Party Transactions

The Company leases its office space from an entity that is affiliated with the organization to which the Company issued warrants for 263,296 shares of common stock in August 2003 (see Note 9). The Company paid $30,500 and $23,200 in rent expense related to this operating lease for the three months ended September 30, 2006 and 2005, respectively. For the nine months ended September 30, 2006 and 2005, the Company paid rent expense related to this operating lease of $86,200 and $62,100, respectively.

12. Medarex Collaboration

In November 2004, the Company and Medarex, Inc. entered into a collaboration agreement under which the companies plan to develop and commercialize MDX-1303, a fully human monoclonal antibody targeting the Bacillus anthracis protective antigen. MDX-1303 was developed by Medarex using its UltiMAb Human Antibody Development System®, and this antibody is currently in preclinical development by Medarex for use against human anthrax infection.

In December 2004, Medarex received a $2.0 million deposit from PharmAthene against potential future development activities for MDX-1303, against which Medarex must submit reports the use of costs as they are incurred in order to take draw downs against the deposit. If the project is terminated or if development activities for MDX-1303 by Medarex are completed prior to exhaustion of the deposit, amounts remaining under the deposit are to be returned to PharmAthene. For the three and nine months ended September 30, 2006, PharmAthene recorded the use of these funds for development activities for MDX-1303 as Research and Development operating expenses of $0.1 million and $0.7 million, respectively. At September 30, 2006, approximately $0.6 million of the deposit remains as compared to a December 31, 2005 deposit of approximately $1.3 million. For the three and nine months periods ended September 30, 2005, PharmAthene recorded the use of approximately $0.1 million and $0.4 million, respectively, for the use of these funds for development activities of MDX-1031. PharmAthene is fully responsible for funding all future research and development activities that are not supported by government funds. The companies will share profits according to a pre-agreed allocation percentage.

13. Merger Agreement

On March 9, 2006, the Company entered into a term sheet for the merger of the Company with SIGA Technologies Inc. (SIGA). On September 9, 2006, the boards of directors of both companies approved the merger in a definitive agreement. In conjunction with the transaction, the Company agreed to enter into a Bridge Note Purchase Agreement providing SIGA with interim financing, subject to the execution of a definitive merger agreement, of up to $3.0 million. The Company paid $3.0 million of this interim financing to SIGA.

On October 4, 2006, SIGA terminated the merger agreement and subsequently repaid the $3.0 million Bridge Notes including interest. Additionally, the Company expensed approximately $1.5 million in merger related costs which had been recorded on the balance sheet as of September 30, 2006.

In June 2006, PharmAthene and SIGA Technologies Inc. (“SIGA”) executed a definitive Agreement and Plan of Merger (the “SIGA Agreement”). In connection with the SIGA Agreement, PharmAthene loaned $3.0 million to SIGA pursuant to a Bridge Note Purchase Agreement, dated March 20, 2006. On October 4, 2006, SIGA terminated the SIGA Agreement and subsequently repaid the $3.0 million Bridge Notes including interest. On December 20, 2006, PharmAthene filed a complaint against SIGA in the Delaware Chancery Court. PharmAthene’s complaint alleges that it has the right to an exclusive license to develop and market SIGA’s drug candidate, SIGA-246, pursuant to the terminated SIGA Agreement and other agreements between the parties and the course of performance. The complaint further alleges that SIGA failed to negotiate in good faith the terms of such a license pursuant to the terminated SIGA Agreement and other agreements between the parties and the course of performance SIGA has filed a Motion to Dismiss the compalint.

14. Convertible 8% Notes

In June 2006, certain of the Company’s investors in the Series B Preferred Stock and the Series C Preferred Stock among others and the Company entered into an agreement providing for the issuance of $9.8 million in convertible notes (the ‘‘Bridge Notes”). The Bridge Notes are convertible (i) if the closing of the merger does not occur, into Series B redeemable convertible preferred stock at $0.91 per share plus an equal number of common shares (ii) upon the closing of the merger with SIGA and a contingent financing with gross proceeds in excess of $25 million, into the same securities sold in such financing, at a 10% price discount, or (iii) upon a separate financing into such financing securities at a 25% price discount and an equal number of common shares. The Company may have a future beneficial conversion feature based upon the pricing of future financings. Accordingly, the Company will assess whether a beneficial conversion feature exists when the contingent event occurs and record the amount, if any, at that time.

In August 2006, the investor in Series C Convertible Preferred Stock of PharmAthene Canada, Inc. and the Company purchased an additional $2.0 million of Bridge Notes.

The Company has recognized interest expense related to the Bridge Notes of approximately $298,100 through September 30, 2006.

15.  Subsequent Events

On January 19, 2007 the Company signed a definitive merger agreement with Healthcare Acquisition Corp. (“HAQ”). Pursuant to the terms of the agreement, HAQ will issue 12.5 million new shares to the Company’s shareholders. It is anticipated that shareholders of the Company will own at least 52% of the outstanding basic shares of the combined company, which is anticipated to remain listed on the American Stock Exchange. Additionally, it is anticipated that the Company’s $11.8 million of outstanding secured convertible notes will be exchanged for $12.5 million of new unsecured 8% convertible notes maturing in 24 months. These convertible notes will be convertible at the option of the holder into common stock at $10.00 per share and may be redeemed by the Company without penalty after 12 months. In the event that the Company enters into a contract prior to December 31, 2007 for the sale of Valortim™ with the U.S. government for more than $150,000,000 in anticipated revenue, the Company’s current shareholders will be eligible for additional cash payments, not to exceed $10 million, equal to 10% of the actual collections from the sale of Valortim™. Subject to certain approvals required of the HAQ and PharmAthene shareholder by applicable state law and the rules and regulations of the American Stock Exchange, as well as other regulatory approvals and other customary closing conditions, the Company expects the merger to close in the second or third quarter of 2007.

Report of Independent Auditors

Board of Directors
PharmAthene, Inc.

We have audited the accompanying consolidated balance sheets of PharmAthene, Inc. as of December 31, 2005 and 2004, and the related consolidated statements of operations, convertible redeemable preferred stock and stockholders’ deficit, and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of PharmAthene, Inc. at December 31, 2005 and 2004, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2005 in conformity with accounting principles generally accepted in the United States.

As discussed in Note 3 to the financial statements, the Company’s recurring losses from operations and net capital deficiency raise substantial doubt about its ability to continue as a going concern. Management’s plans as to these matters are also described in Note 3. The 2005 financial statements do not include any adjustments that might result from the outcome of this uncertainty.

April 19, 2006

PharmAthene, Inc.

Consolidated Balance Sheets

	December 31
	2005	2004
Assets
Current assets:
Cash and cash equivalents	$7,938,116	$21,662,117
Accounts receivable	494,652	-
Prepaid expenses	1,549,711	2,287,023
Other current assets	8,657	3,150
Total current assets	9,991,136	23,952,290
Property and equipment, net	4,906,467	64,593
Patents, net	1,382,631	-
Total assets	$16,280,234	$24,016,883
Liabilities, convertible redeemable preferred stock, and stockholders’ deficit
Current liabilities:
Accounts payable	$783,070	$601,286
Accrued expenses and other liabilities	658,257	1,038,403
Total current liabilities	1,441,327	1,639,689

Warrants to purchase Series C convertible redeemable preferred stock, exercisable at approximately $0.91 per share	1,323,051	-

Minority interest - Series C convertible redeemable preferred stock of PharmAthene Canada, Inc., $0.001 par value; unlimited shares authorized; 2,591,654 issued and outstanding; liquidation preference in the aggregate of $2,517,758	2,281,360	-

Series A convertible redeemable preferred stock, $0.001 par value; 16,442,000 shares authorized, issued and outstanding; liquidation preference in the aggregate of $17,921,922	17,564,998	16,105,015
Series B convertible redeemable preferred stock, $0.001 par value; 65,768,001 shares authorized; 30,448,147 issued and outstanding; liquidation preference in the aggregate of $30,564,879	28,886,718	26,171,829
Series C convertible redeemable preferred stock, $0.001 par value; 22,799,574 shares authorized; 14,946,479 issued and outstanding; liquidation preference in the aggregate of $14,520,308	12,891,164	-
Stockholders’ deficit:
Common stock, $0.001 par value; 147,089,104 shares authorized; 10,942,906 at December 31, 2005 and 10,740,000 at December 31, 2004 shares issued and outstanding	10,943	10,740
Additional paid-in capital	-	561,677
Accumulated other comprehensive income	115,160	-
Accumulated deficit	(48,234,487)	(20,472,067)
Total stockholders’ deficit	(48,108,384)	(19,899,650)
Total liabilities, convertible redeemable preferred stock, and stockholders’ deficit	$16,280,234	$24,016,883

See accompanying notes.

PharmAthene, Inc.

Consolidated Statements of Operations

	Year ended December 31
	2005	2004	2003

Grant revenue	$1,045,751	$1,037,979	$7,297,332
Other revenue	52,649	-	-
	1,098,400	1,037,979	7,297,332
Operating expenses:
Research and development	6,351,157	7,843,863	11,324,559
General and administrative	5,009,267	3,327,571	2,510,112
Acquired in-process research and development	12,812,000	-	-
Depreciation and amortization	660,567	25,198	3,074
Total operating expenses	24,832,991	11,196,632	13,837,745

Loss from operations	(23,734,591)	(10,158,653)	(6,540,413)

Other income (expense):
Interest income	381,840	72,374	12,718
Interest expense	(988)	(32,666)	(20,349)
Total other income (expense)	380,852	39,708	(7,631)

Net loss	(23,353,739)	(10,118,945)	(6,548,044)

Accretion of redeemable convertible preferred stock to redemptive value	(5,698,630)	(2,322,699)	(371,085)
Net loss attributable to common shareholders	$(29,052,369)	$(12,441,644)	$(6,919,129)

Basic and diluted net loss per share	$(2.69)	$(1.16)	$(2.03)

Weighted average shares used in calculation of basic and diluted net loss per share	10,817,949	10,740,000	3,401,212

See accompanying notes.

PharmAthene, Inc.

Consolidated Statements of Convertible Redeemable Preferred Stock and Stockholders’ Deficit

							Stockholders’ Deficit
	Convertible Redeemable Preferred Stock								Additional	Accumulated Other
	Series A		Series B		Series C		Common Stock		Paid-In	Comprehensive	Accumulated	Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Income	Deficit	Deficit

Balance at 12/31/2002	-	$-	-	$-	-	$-	9,340,000	$9,340	$167,268	$-	$(372,474)	$(195,866)
Net loss	-	-	-	-	-	-	-	-	-	-	(6,548,044)	(6,548,044)
Exercise of common stock options	-	-	-	-	-	-	1,400,000	1,400	56,529	-	-	57,929
Issuance of Series A convertible redeemable preferred stock and warrants at approximately $1.09 per share, net of issuance costs of $105,502	13,769,230	14,894,498	-	-	-	-	-	-	10,683	-	-	10,683
Dividends to common stockholders	-	-	-	-	-	-	-	-	-	-	(3,299,999)	(3,299,999)
Stock compensation	-	-	-	-	-	-	-	-	4,000	-	-	4,000
Accrual of Series A dividends	-	364,931	-	-	-	-	-	-	(238,480)	-	(126,451)	(364,931)
Accretion of Series A issuance costs	-	6,154	-	-	-	-	-	-	-	-	(6,154)	(6,154)
Balance as of 12/31/2003	13,769,230	15,265,583	-	-	-	-	10,740,000	10,740	-	-	(10,353,122)	(10,342,382)
Net loss	-	-	-	-	-	-	-	-	-	-	(10,118,945)	(10,118,945)
Accrual of Series A dividends	-	1,229,194	-	-	-	-	-	-	(1,229,194)	-	-	(1,229,194)
Accretion of Series A issuance costs	-	21,100	-	-	-	-	-	-	(21,100)	-	-	(21,100)
Issuance of Series B convertible redeemable preferred stock and warrants at approximately $0.9123 per share, net of issuance costs of $207,288	-	-	28,803,951	24,237,901	-	-	-	-	1,832,589	-	-	1,832,589
Conversion of bridge loan	-	-	1,644,196	1,298,254	-	-	-	-	201,746	-	-	201,746
Issuance of Series A Convertible Redeemable Preferred Stock as deemed dividend	2,672,770	(436,731)	-	-	-	-	-	-	436,731	-	-	436,731
Accretion of Series A deemed dividend	-	25,869	-	-	-	-	-	-	(25,869)	-	-	(25,869)
Accrual of Series B dividends	-	-	-	523,592	-	-	-	-	(523,592)	-	-	(523,592)
Accretion of Series B issuance costs	-	-	-	10,364	-	-	-	-	(10,364)	-	-	(10,364)
Accretion of common stock purchase warrants	-	-	-	101,718	-	-	-	-	(101,718)	-	-	(101,718)
Stock compensation	-	-	-	-	-	-	-	-	2,448	-	-	2,448
Balance as of 12/31/2004	16,442,000	16,105,015	30,448,147	26,171,829	-	-	10,740,000	10,740	561,677	-	(20,472,067)	(19,899,650)
Net loss	-	-	-	-	-	-	-	-	-	-	(23,353,739)	(23,353,739)
Foreign currency translation adjustment	-	-	-	-	-	-	-	-	-	115,160	-	115,160
Comprehensive loss	-	-	-	-	-	-	-	-	-	-	-	(23,238,579)
Exercise of common stock options	-	-	-	-	-	-	202,906	203	27,067	-	-	27,270
Accrual of Series A dividends	-	1,327,798	-	-	-	-	-	-	(927,320)	-	(400,478)	(1,327,798)
Accretion of Series A issuance costs	-	21,100	-	-	-	-	-	-	-	-	(21,100)	(21,100)
Accretion of Series A deemed dividend	-	111,085	-	-	-	-	-	-	-	-	(111,085)	(111,085)
Accrual of Series B dividends	-	-	-	2,263,509	-	-	-	-	-	-	(2,263,509)	(2,263,509)
Accretion of Series B issuance costs	-	-	-	44,508	-	-	-	-	-	-	(44,508)	(44,508)
Accretion of common stock purchase warrants	-	-	-	406,872	-	-	-	-	-	-	(406,872)	(406,872)
Issuance of Series C convertible redeemable preferred stock and warrants at approximately $0.9123 per share, net of issuance costs of $330,495	-	-	-	-	14,946,479	11,488,346	-	-	335,059	-	-	335,059
Accrual of Series C dividends	-	-	-	-	-	884,635	-	-	-	-	(1,038,027)	(1,038,027)
Accretion of Series C issuance costs	-	-	-	-	-	64,697	-	-	-	-	(64,697)	(64,697)
Accretion of common stock purchase warrants	-	-	-	-	-	49,774	-	-	-	-	(58,405)	(58,405)
Accretion of preferred stock purchase warrants	-	-	-	-	-	403,712	-	-	-	-	-	-
Stock compensation	-	-	-	-	-	-	-	-	3,517	-	-	3,517
Balance as of 12/31/2005	16,442,000	$17,564,998	30,448,147	$28,886,718	14,946,479	$12,891,164	10,942,906	$10,943	$-	$115,160	$(48,234,487)	$(48,108,384)

See accompanying notes.

PharmAthene, Inc.

Consolidated Statements of Cash Flows

	Year ended December 31
	2005	2004	2003
Operating activities
Net loss	$(23,353,739)	$(10,118,945)	$(6,548,044)
Adjustments to reconcile net loss to net cash used in operating activities:
Write-off of acquired in-process research and development	12,812,000	-	-
Depreciation and amortization	660,567	25,198	3,074
Compensatory option expense	3,517	2,448	4,000
Non-cash rent expense	-	-	10,683
Changes in operating assets and liabilities:
Accounts receivable	(494,652)	355,355	363,719
Prepaid expenses and other current assets	979,805	(2,037,023)	(253,150)
Accounts payable	(218,216)	(2,076,181)	2,125,058
Accrued expenses	(380,146)	1,016,056	(19,854)
Net cash used in operating activities	(9,990,864)	(12,833,092)	(4,314,514)
Investing activities
Purchase of property and equipment	(329,594)	(46,574)	(46,291)
Purchase of Nexia assets	(12,277,005)	-	-
Net cash used in investing activities	(12,606,599)	(46,574)	(46,291)
Financing activities
Net proceeds from the issuance of redeemable preferred stock	8,858,766	26,070,490	14,894,498
Proceeds from stock options exercised	27,270	-	-
Proceeds from issuance of bridge loan	-	1,500,000	-
Proceeds from the issuance of common stock	-	-	57,929
Dividends paid to common stockholders	-	-	(3,299,999)
Proceeds from issuance of notes payable to directors	-	-	45,000
Payments on notes payable to directors	-	-	(491,858)
Net cash provided by financing activities	8,886,036	27,570,490	11,205,570

Effects of exchange rates on cash	(12,574)	-	-

(Decrease) increase in cash and cash equivalents	(13,724,001)	14,690,824	6,844,765
Cash and cash equivalents, at beginning of year	21,662,117	6,971,293	126,528
Cash and cash equivalents, at end of year	$7,938,116	$21,662,117	$6,971,293
Non-cash financing activities
Issuance of Series C redeemable preferred stock and warrants for assets	$(1,212,622)	$-	$-

See accompanying notes.

PharmAthene, Inc.

Notes to Consolidated Financial Statements

December 31, 2005, 2004 and 2003

1. Organization and Business

PharmAthene, Inc. (the Company) was incorporated on March 13, 2001 (inception), under the laws of the State of Delaware. The Company is a biopharmaceutical company focused on developing anti-infectives for biodefense applications. The Company has generated an accumulated deficit of $48,970,995 since inception. The Company anticipates incurring additional losses until such time, if ever, as it can generate significant sales of its products currently in development. Substantial additional financing will be needed by the Company to fund its operations and to commercially develop its products. There is no assurance that such financing will be available when needed.

The Company is subject to those risks associated with any biopharmaceutical company that has substantial expenditures for research and development. There can be no assurance that the Company’s research and development projects will be successful, that products developed will obtain necessary regulatory approval, or that any approved product will be commercially viable. In addition, the Company operates in an environment of rapid technological change and is largely dependent on the services of its employees and consultants.

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

2. Nexia Asset Purchase

On March 10, 2005, the Company acquired substantially all of the assets and liabilities of Nexia Biotechnologies Inc. (Nexia) that relate to its Protexia® (recombinant human butyrylcholinesterase) compound. The Company paid approximately $19.1 million in cash, Series C Convertible Redeemable Preferred Stock (the Series C Preferred Stock), and warrants. Specifically, the Company delivered to Nexia (i) 7,465,501 shares of Series C Preferred Stock valued at approximately $0.91 per share; (ii) warrants to acquire 2,239,650 shares of Series C Preferred Stock, which are exercisable at approximately $0.91 per share and which expire on March 10, 2008; and (iii) warrants to acquire 1,343,790 common shares, which are exercisable at $0.01 per share, subject to reduction if certain business milestones are met by the Company, as specified in the warrants and which expire in October 2014. In addition, the Company delivered to Nexia $11,763,176 in cash. The purchased assets and liabilities are held by PharmAthene Canada, Inc., a variable interest entity consolidated by the Company, which was established by PharmAthene in connection with the purchase to allow for the holding of the assets and the investment of certain shareholders as further described in Note 8.

The purchase price of the Nexia assets was allocated to the tangible and identifiable intangible assets acquired and liabilities assumed based on their estimated fair values at the acquisition date. The results of Nexia’s operations have been included in the financial statement since the acquisition date.

The following table summarizes the purchase price allocation to estimated fair values of the assets acquired and liabilities assumed as of the acquisition date:

Prepaid expenses and other current assets	$248,000
Property and equipment, net	5,021,000
In-process research and development	12,812,000
Acquired identifiable intangibles	1,407,000
Accounts payable	(371,000)
Total assets acquired	$19,117,000

In connection with the acquisition and as calculated by a third party appraiser, the Company recorded $12.8 million of the purchase price of the Nexia Asset Purchase as acquired in-process research and development. The fair value was determined utilizing a present value technique involving a discounted cash flow analysis. Under this approach, fair value reflects the present value of the projected free cash flow that will be generated by the in-process research and development.

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

2. Nexia Asset Purchase (continued)

At the date of the acquisition, the development of Protexia® was not complete, had not reached technological feasibility and had no known alternative uses. Consequently, there is considerable uncertainty as to the technological feasibility of this product at the date of the acquisition. The Company does not foresee any alternative future benefit from the acquired in-process research and development. Significant technological and regulatory approval risks are associated with the development of the product. Development of a product will require significant amounts of future time, effort, and substantial development costs, which will be incurred by the Company. The efforts required to develop the acquired in-process research and development into commercially viable products include the development of the compound for use in intended subjects and the reformulation of an alternate purification process for the compound, as well as the conducting of applicable clinical-trial testing, regulatory approval and the development of a product suitable for commercialization. The principal risks relating to achieving an indication under development are the outcomes of clinical studies of the alternatively purified compound and receiving positive results regulatory filings and approval. Since pharmaceutical products cannot be marketed without regulatory approvals, the Company will not receive any benefits unless regulatory approval is obtained. Accordingly, the portion of the purchase price related to these products under development was allocated to acquired in-process research and development and was expensed at the date of acquisition.

3. Management’s Plans as to Continuing as a Going Concern

The Consolidated Financial Statements has been prepared on a basis which assumed that the Company will continue as a going concern and which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The Company has incurred cumulative net losses and expects to incur additional losses to perform further research and development activities. The Company does not have commercial products and has limited capital resources. Management’s plans with regard to these matters include continued development of its products as well as seeking additional research support funds and financial arrangements. Although management continues to pursue these plans, there is no assurance that the Company will be successful in obtaining sufficient financing on commercial reasonable terms or that the Company will be able to secure financing from anticipated government contracts and grants.

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

3. Management’s Plans as to Continuing as a Going Concern (continued)

Management has developed a plan to reduce the Company’s operating expenses in the event that sufficient funds are not available, or if the Company is not able to obtain the anticipated government contracts and grants. If the company is unable to raise adequate capital or achieve profitability, future operations will need to be scaled back or discontinued. Continuance of the Company’s going concern is dependent upon, among other things, the success of the Company’s research and development programs and the Company’s ability to obtain adequate financing. The financial statements do not include any adjustments relating to recoverability of the carrying amount of recorded assets and liabilities that might result from the outcome of these uncertainties.

4. Summary of Significant Accounting Policies

Principles of Consolidation

The Consolidated Financial Statements include the accounts of the Company and its subsidiary, PharmAthene Canada, Inc., which was formed in March of 2005. All significant intercompany transactions and balances have been eliminated.

The FASB has issued FASB Interpretation (FIN) No. 46 (revised December 2003), Consolidation of Variable Interest Entities, (FIN 46R). FIN 46R expands consolidated financial statements to include certain variable interest entities (VIEs). VIEs are to be consolidated by the company which is considered to be the primary beneficiary of that entity, even if the company does not have majority control. FIN 46R is immediately effective for VIEs created after January 31, 2003, and is effective for the Company in 2005 for VIEs created prior to February 1, 2003. The Company’s subsidiary, PharmAthene Canada, Inc., is a VIE and the Company is the primary beneficiary. Therefore, the Company has consolidated PharmAthene Canada, Inc. as of its date of inception.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

4. Summary of Significant Accounting Policies (continued)

Comprehensive Loss and Foreign Currency Translation

The financial statements of subsidiaries located outside of the United States are measured using the local currency as the functional currency. Assets and liabilities of these subsidiaries are translated at the rates of exchange at the balance sheet date. The resultant translation adjustments are included in accumulated other comprehensive income (loss), a separate component of stockholders’ equity. Income and expense items are translated at average monthly rates of exchange. Gains and losses from foreign currency transactions of these subsidiaries are included in net earnings.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents. Cash equivalents consist of a short-term money market account with a bank.

Accounts Receivable

Through its inception to date, substantially all of PharmAthene’s accounts receivable have been associated with U.S. government contracts and grants or with the receipt of Quebec provincial or Canadian Federal credits for internally and externally generated research and development expenditures. Amounts invoiced or recorded as billed under these programs but not yet collected are reported as outstanding accounts receivable. While the Company has a policy to provide an allowance for any amount of accounts receivable which it determines to be uncollectible and the Company will write off any uncollectible account when the likelihood of that account’s collection is determined to be not probable, the Company has not historically found it necessary to record any write-offs of accounts receivable or to record an allowance for uncollectible accounts.

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

4. Summary of Significant Accounting Policies (continued)

Property and Equipment

Property and equipment consist of land, building and leasehold improvements, laboratory, computer, farm and office equipment and furniture and are recorded at cost. Property and equipment are depreciated using the straight-line method over the estimated useful lives of the respective assets as follows:

Asset Category	Estimated Useful Life ( in years)

Building and leasehold improvements	4 - 20
Laboratory equipment	7
Furniture, farm and office equipment	5 - 7
Computer equipment	3

Intangible Assets

Intangible assets consist of patents and are being amortized using the straight-line method over an 11 year period. The intangible assets are reviewed for impairment when circumstances indicate that the carrying amount of an asset may not be recoverable. Impairment is considered to have occurred if expected future undiscounted cash flows are insufficient to recover the carrying value of the asset. If impaired, the asset’s carrying value is reduced to fair value.

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

4. Summary of Significant Accounting Policies (continued)

Impairment of Long-Lived Assets

In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, long-lived assets such as property, plant, and equipment, and purchased intangibles subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, then an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Assets to be disposed of would be separately presented in the balance sheets and reported at the lower of the carrying amount or fair value, less costs to sell, and are no longer depreciated. The assets and liabilities of a disposed group classified as held-for-sale would be presented separately in the appropriate asset and liability sections of the balance sheets. As of December 31, 2005, management believes that no revision of the remaining useful lives or write-down of long-lived assets is required.

Revenue Recognition

Grant Revenue

The Company recognizes revenue when all terms and conditions of the agreements have been met including persuasive evidence of an arrangement, services have been rendered, price is fixed or determinable, and collectibility is reasonably assured. For reimbursable cost research grants, the Company recognizes revenue as costs are incurred and appropriate regulatory approvals have been obtained or approval criteria are met for invoicing the related government agency.

All of the grant revenue the Company recognized was received under a cost reimbursement grant from the U.S. government to fund the development of pharmaceutical products for biodefense applications. Receipts pursuant to such cost reimbursement grants are contingent upon the successful completion of related tasks, the granting agency may modify the contract at any time, and reimbursed costs are subject to review and adjustment by the granting agency.

Research and Development and In-Process Research and Development

Research and development costs are charged to expense as incurred.

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

4. Summary of Significant Accounting Policies (continued)

Stock Compensation

The Company accounts for stock-based employee compensation arrangements using the intrinsic value method in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (APB 25), and related interpretations and complies with the disclosure provisions of SFAS No. 123, Accounting for Stock-Based Compensation (SFAS 123). Under APB 25, compensation expense is based on the difference, if any, on the date of the grant between the fair value of the Company’s stock and the exercise price of the option.

The Company accounts for equity instruments issued to non-employees in accordance with SFAS 123 and Emerging Issues Task Force (EITF) 96-18, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services. Accordingly, the estimated fair value of the equity instrument is recorded on the earlier of the performance commitment date or the date the services required are completed.

In accordance with SFAS No. 148, Accounting for Stock-Based Compensation—Transition and Disclosure (SFAS 148), the effect on net loss if the Company had applied the fair value recognition provisions of SFAS 123 to stock-based employee compensation is as follows:

	Year ended December 31
	2005	2004	2003

Net loss attributable to common shareholders, as reported	$(29,052,369)	$(12,441,644)	$(6,919,129)
Deduct: Total stock-based employee compensation expense determined under fair value-based method for all awards	(242,340)	(81,413)	(45,999)
Pro forma net loss attributable to common shareholders	$(29,294,709)	$(12,523,057)	$(6,965,128)

Basic and diluted net loss per share:
As reported	(2.69)	(1.16)	(2.03)
Pro forma	(2.71)	(1.17)	(2.05)

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

4. Summary of Significant Accounting Policies (continued)

Stock Compensation (continued)

The fair value for the 2005 awards was estimated at the date of grant using the Black-Scholes option-pricing model assuming a weighted-average volatility of approximately 60%, a risk-free interest rate of 3.9%, a dividend yield of 0%, and a weighted-average expected life of the option of 8.7 years.

The fair value for the 2004 awards was estimated at the date of grant using the Black-Scholes option-pricing model assuming a weighted-average volatility of approximately 60%, a risk-free interest rate of 4.1%, a dividend yield of 0%, and a weighted-average expected life of the option of 7 years.

The fair value for the 2003 awards was estimated at the date of grant using the Black-Scholes option-pricing model assuming a weighted-average volatility of approximately 56%, a risk-free interest rate of 3.2%, a dividend yield of 0%, and a weighted-average expected life of the option of 7 years.

These pro forma amounts are not necessarily indicative of future effects of applying the fair value-based method because of, among other things, the vesting period of the stock options and the fair value of the additional stock options issued in future years.

Basic and Diluted Net Loss Per Share

Basic net loss per share of common stock excludes dilution for potential common stock issuances and is computed by dividing net loss by the weighted-average number of shares outstanding for the period. Diluted net loss per share reflects the potential dilution that could occur if securities were exercised into common stock. However, for all periods presented, diluted net loss per share is the same as basic net loss attributable to common shareholders per share as the inclusion of weighted average shares of common stock issuable upon the exercise of stock options and warrants would be anti-dilutive. Securities outstanding in the amount of 118,374,000, 31,964,000 and 6,478,000 shares for the years ended December 31, 2005, 2004 and 2003, respectively, were excluded from the calculation of diluted net loss per share since their inclusion would be anti-dilutive.

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

4. Summary of Significant Accounting Policies (continued)

Basic and Diluted Net Loss Per Share (continued)

The following table provides a reconciliation of the numerators and denominators used in computing basic and diluted net loss per share:

	Year ended December 31
	2005	2004	2003

Numerator:
Net loss	$(23,353,739)	$(10,118,945)	$(6,548,044)
Dividends on and accretion of convertible preferred stock	(5,698,630)	(2,322,699)	(371,085)
Net loss available to common stockholders	$(29,052,369)	$(12,441,644)	$(6,919,129)
Denominator:
Weighted-average shares of common stock outstanding - basic and diluted	10,817,949	10,740,000	3,401,212

Income Taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes (SFAS 109), which requires that deferred tax assets and liabilities be recognized using enacted tax rates for the effect of temporary differences between the book and tax bases of recorded assets and liabilities. SFAS 109 also requires that deferred tax assets be reduced by a valuation allowance if it is more likely than not that some portion of the deferred tax asset will not be realized. In evaluating the need for a valuation allowance, the Company takes into account various factors, including the expected level of future taxable income and available tax planning strategies. If actual results differ from the assumptions made in the evaluation of the Company’s valuation allowance, the Company records a change in valuation allowance through income tax expense in the period such determination is made.

Fair Value of Financial Instruments and Concentration of Credit Risk

The carrying amounts of the Company’s financial instruments, which include cash equivalents, accounts receivable, accounts payable, and accrued expenses, approximate their fair values because of their short maturities at December 31, 2005 and 2004.

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

4. Summary of Significant Accounting Policies (continued)

New Accounting Standards

On December 16, 2004, the FASB issued SFAS No. 123 (revised 2004), Share-Based Payment (SFAS 123R) which requires all share-based payments to employees, including grants of employee stock options, be recognized in the income statement based on their grant date fair values for interim or annual periods beginning after June 15, 2005. Pro forma disclosure of stock option expense will no longer be permitted. The cost will be recognized over the requisite service period that an employee must provide to earn the award (i.e., usually the vesting period). The Company adopted SFAS 123R on January 1, 2006 using the “modified prospective” method. The Company is still evaluating the impact of SFAS 123R on its financial statements, however, stock-based employee compensation expense is expected to be similar to disclosed pro-forma amounts.

Reclassifications

Certain prior year amounts in the consolidated financial statements have been reclassified to conform to the current year presentation.

5. Property and Equipment

Property and equipment consisted of the following:

	December 31
	2005	2004

Land	$471,860	$-
Building and leasehold improvements	4,014,717	-
Furniture, farm and office equipment	281,907	22,953
Laboratory equipment	325,398	-
Computer equipment	151,844	69,910
	5,245,726	92,863
Less accumulated depreciation	(339,259)	(28,270)
Property and equipment, net	$4,906,467	$64,593

Depreciation expense for the years ended December 31, 2005, 2004 and 2003 was $559,306, $25,198 and $3,074, respectively. Depreciation expense in 2005 includes the write off of leasehold improvements of approximately $245,000, adjusted based on current foreign currency rates.

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

6. Patents

In conjunction with the Nexia Asset Purchase described in Note 2, the Company recorded intangible assets related to patents of $1,407,000 with a useful life of 11 years. The gross carrying value and accumulated amortization, adjusted based on current foreign currency rates, was $1,483,892 and $101,261, respectively, at December 31, 2005. For the year ended December 31, 2005, the Company has recorded amortization expense of $101,261. Amortization expense related to the above intellectual property is expected to be approximately $127,910 per year for the next five years.

7. Preferred Stock

Series A Convertible Redeemable Preferred Stock

On October 6, 2003, the Company’s Board of Directors approved a 2-for-1 stock split to be effected in the form of a stock dividend payable to common and preferred stockholders of record as of October 6, 2003. On October 15, 2003, the Company affected the 2-for-1 stock split.

All share and per share information presented in the consolidated financial statements and related footnotes for all periods presented have been restated to reflect this 2-for-1 stock split.

In September 2003, the Company sold 13,769,230 shares of Series A convertible redeemable preferred stock (the Series A Preferred Stock) to an investor at a price of approximately $1.09 per share for net proceeds of $14,894,498.

The Series A Preferred Stock bears a cumulative dividend rate of 8% per annum. Accrued and unpaid dividends for Series A Preferred Stock at December 31, 2005 and 2004 totaled $2,921,923 and $1,594,125, respectively.

Each share of the Series A Preferred Stock is convertible into shares of common stock at the then-applicable conversion rate, as defined, at any time and at the option of the holder. The shares of Series A Preferred Stock are currently convertible into 16,442,000 common shares. The conversion rate is subject to adjustment for certain defined equity transactions. At December 31, 2005 and 2004, the Company has reserved 16,442,000 shares of common stock for the potential conversion. The Series A Preferred Stock will automatically convert into common stock at the then-applicable conversion rate in the event of an initial public offering of the Company’s common stock resulting in aggregate proceeds to the Company of $50 million and a price per share of at least $2.74.

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

7. Preferred Stock (continued)

Series A Convertible Redeemable Preferred Stock (continued)

The Series A Preferred Stock has a liquidation preference in an amount equal to the redefined original purchase price of $0.91 per share plus accumulated but unpaid dividends, whether or not declared, in the event of a liquidation, dissolution, winding-up, sale, or merger. This liquidation preference is junior to the Series B Convertible Redeemable Preferred Stock (the Series B Preferred Stock) and the Series C Preferred Stock, and senior to the common stock.

The Company recorded the Series A Preferred Stock at its fair value on the date of issuance of approximately $15,000,000, less issuance costs of $105,502. The issuance costs are accreted to the carrying value of the preferred stock up to the earliest redemption period using the effective interest method. The Company had classified the Series A Preferred Stock outside of permanent equity as a result of certain redemption features. Because the Series A Preferred Stock contains contingently adjustable conversion ratios, the Company evaluated the Series A Preferred Stock for potential beneficial conversion features under EITF 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. The contingently adjustable conversion ratio changed with the issuance of Series B Preferred Stock. Based on the fact that the adjusted implied conversion price of the Series A Preferred Stock exceeded the fair value of the common stock into which the Series A Preferred Stock converts, no beneficial conversion feature was deemed to exist. The implied conversion price was calculated by dividing the fair value of the Series A Preferred Stock, net of the fair value allocated to the warrants issued to the holders of Series A Preferred Stock in conjunction with the Series B Preferred Stock offering, by the adjusted number of common shares into which the Series A Preferred Stock converts.

In conjunction with the Series B Preferred Stock financing, the Series A Preferred stockholders were granted 5,400,000 contingent warrants to purchase common stock for $0.01. The Company deemed 1,620,000 warrants to be probable of issuance. Accordingly, 1,620,000 warrants were valued using the Black-Scholes model and were recorded as a $201,746 discount to the Series A Preferred Stock. This discount is being accreted through the period up to the first redemption date using the effective interest method. The fair value of the warrants were estimated at the date of grant using the Black-Scholes model assuming a weighted-average volatility of approximately 60%, a risk free interest rate of 4.3%, a dividend yield of 0% and a weighted-average expected life of the warrant of 8.8 years.

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

7. Preferred Stock (continued)

Series A Convertible Redeemable Preferred Stock (continued)

Commencing September 11, 2008, the holder of the Series A Preferred Stock may require the Company to redeem the Series A Preferred Stock then outstanding for an amount equal to the original purchase price plus any unpaid dividends, whether or not declared. The right of redemption is junior to the Series B Preferred Stock and Series C Preferred Stock redemption rights.

The holder of the Series A Preferred Stock is entitled to the number of votes equal to the number of common shares into which its shares are convertible.

Series B Convertible Redeemable Preferred Stock

In October 2004, the Company sold 30,448,147 shares of Series B Preferred Stock to the Series A Preferred Stock investor and four additional investors at a price of approximately $0.91 per share for net proceeds of $27,570,490. Purchasers of the Series B Preferred Stock also received warrants to purchase common stock as described in Note 9.

The Series B Preferred Stock bears a cumulative dividend rate of 8% per annum. Accrued and unpaid dividends for Series B Preferred Stock at December 31, 2005 and 2004 total $2,787,101 and $523,592, respectively.

Each share of the Series B Preferred Stock is convertible into shares of common stock at the then-applicable conversion rate, as defined, at any time and at the option of the holder. The initial conversion rate is one common share for each preferred share, which is subject to adjustment for certain defined equity transactions. At December 31, 2005, the Company has reserved 65,768,001 shares of common stock for the potential conversion. The Series B Preferred Stock will automatically convert into common stock at the then-applicable conversion rate in the event of an initial public offering of the Company’s common stock resulting in aggregate proceeds to the Company of $50 million and a price per share of at least $2.74.

The Series B Preferred Stock has a liquidation preference in an amount equal to the original purchase price per share plus accumulated but unpaid dividends, whether or not declared, in the event of a liquidation, dissolution, winding-up, sale, or merger. This liquidation preference is senior to the Series A Preferred Stock and the common stock and equal to the liquidation preference of the Series C Preferred Stock.

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

7. Preferred Stock (continued)

Series B Convertible Redeemable Preferred Stock (continued)

The Company recorded the Series B Preferred Stock at its fair value on the date of issuance of approximately $27,777,778, less the fair value assigned to warrants of $3,332,589, less issuance costs of $207,288. The issuance costs are accreted to the carrying value of the preferred stock up to the earliest redemption period using the effective interest method. The Company had classified the Series B Preferred Stock outside of permanent equity as a result of certain redemption features. Because detachable warrants were granted with the financing and the Series B Preferred Stock contains contingently adjustable conversion ratios, the Company evaluated the Series B Preferred Stock for potential beneficial conversion features under EITF 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. Based on the fact that the adjusted implied conversion price of the Series B Preferred Stock exceeded the fair value of the common stock into which the Series B Preferred Stock converts, no beneficial conversion feature was deemed to exist. The implied conversion price was calculated by dividing the fair value of the Series B Preferred Stock, net of the fair value of the warrants, by the number of common shares into which the Series B Preferred Stock converts.

In conjunction with the Series B financing, the Series B Preferred stockholders were granted 15,400,000 contingent warrants to purchase common stock for $0.01. The Company deemed 10,780,000 warrants to be probable of issuance. Accordingly, 10,780,000 warrants were valued using the Black-Scholes model and were recorded as a $2,034,335 discount to the Series B Preferred Stock. This discount is being accreted through the period up to the first redemption date using the effective interest method. The fair value of the warrants were estimated at the date of grant using the Black-Scholes model assuming a weighted-average volatility of approximately 60%, a risk free interest rate of 4.3%, a dividend yield of 0% and a weighted-average expected life of the warrant of 8.8 years.

Commencing October 7, 2009, the holders of the Series B Preferred Stock may require the Company to redeem the Series B Preferred Stock then outstanding for an amount equal to the original purchase price plus any unpaid dividends, whether or not declared, and in preference to the Series A Preferred Stock liquidation rights.

The holders of the Series B Preferred Stock are entitled to the number of votes equal to the number of common shares into which its shares are convertible.

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

7. Preferred Stock (continued)

Series B Convertible Redeemable Preferred Stock (continued)

In conjunction with this financing, the conversion price of the investor’s Series A Preferred Stock was adjusted in accordance with the terms of the Series A Preferred Stock, which resulted in the Series A Preferred Stock being convertible into an additional 2,672,770 shares, or a total of 16,442,000 shares, of the Company’s common stock.

Series C Convertible Redeemable Preferred Stock

Contemporaneously with the consummation of the Nexia asset acquisition transaction (as described in Note 2), the Company sold 7,480,978 shares of Series C Preferred Stock to investors at a price of approximately $0.91 per share for net proceeds of $6,824,896. Included in these proceeds were two Canadian investors, who previously invested in Nexia, who purchased an aggregate of 3,370,479 shares of Series C Preferred Stock for net proceeds of $3,074,880. Those proceeds were used to partially fund the acquisition of the Nexia assets. In addition, the Company issued to such investors (i) warrants to acquire 2,244,296 shares of Series C Preferred Stock, which are exercisable at approximately $0.91 per share and which expire on March 10, 2008, and (ii) warrants to acquire 1,346,630 common shares, which are exercisable at $0.01 per share, subject to reduction if certain business milestones are met by the Company, as specified in the warrants and which expire in October 2014.

The Series C Preferred Stock bears a cumulative dividend rate of 8% per annum. Accrued and unpaid dividends for Series C Preferred Stock at December 31, 2005 total $884,635.

Each share of the Series C Preferred Stock is convertible into shares of common stock at the then-applicable conversion rate, as defined, at any time and at the option of the holder. The initial conversion rate is one common share for each preferred share, which is subject to adjustment for certain defined equity transactions. At December 31, 2005, the Company has reserved 22,799,574 shares of common stock for the potential conversion. The Series C Preferred Stock will automatically convert into common stock at the then-applicable conversion rate in the event of an initial public offering of the Company’s common stock resulting in aggregate proceeds to the Company of $50 million and a price per share of at least $2.74.

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

7. Preferred Stock (continued)

Series C Convertible Redeemable Preferred Stock (continued)

The Series C Preferred Stock has a liquidation preference in an amount equal to the original purchase price per share plus accumulated but unpaid dividends, whether or not declared, in the event of a liquidation, dissolution, winding-up, sale, or merger. This liquidation preference is senior to the Series A Preferred Stock and the common stock and equal to the liquidation preference of the Series B Preferred Stock.

The Company recorded the Series C Preferred Stock at its fair value on the date of issuance of approximately $13,635,534, less the fair value assigned to warrants of $1,816,799 and issuance costs of $330,495. The discount on the Series C Preferred Stock from the value assigned to the warrants and issuance costs is accreted to the carrying value of the preferred stock up to the earliest redemption period using the effective interest method. The Company had classified the Series C Preferred Stock outside of permanent equity as a result of certain redemption features. Because detachable warrants were granted with the financing and the Series C Preferred Stock contains contingently adjustable conversion ratios, the Company evaluated the Series C Preferred Stock for potential beneficial conversion features under EITF 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. Based on the fact that the adjusted implied conversion price of the Series C Preferred Stock exceeded the fair value of the common stock into which the Series C Preferred Stock converts, no beneficial conversion feature was deemed to exist. The implied conversion price was calculated by dividing the fair value of the Series C Preferred Stock, net of the fair value of the warrants, by the number of common shares into which the Series C Preferred Stock converts.

In conjunction with the Series C Preferred Stock financing, the Series C Preferred stockholders were granted 4,483,946 warrants to purchase preferred stock for $0.91. These warrants were valued using the Black-Scholes model and were recorded as a $1,531,253 discount to the Series C Preferred Stock. This discount is being accreted through the period up to the first redemption date using the effective interest method. The fair value of the warrants were estimated at the date of grant using the Black-Scholes model assuming a weighted-average volatility of approximately 60%, a risk free interest rate of 3.9%, a dividend yield of 0% and a weighted-average expected life of the warrant of 3.0 years.

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

7. Preferred Stock (continued)

Series C Convertible Redeemable Preferred Stock (continued)

In conjunction with the Series C Preferred Stock financing, the Series C Preferred stockholders were granted 2,690,420 contingent warrants to purchase common stock for $0.01. The Company deemed 1,614,225 warrants to be probably of issuance. Accordingly, 1,614,225 warrants were valued using the Black-Scholes model and were recorded as a $285,546 discount to the Series C Preferred Stock. This discount is being accreted through the period up to the first redemption date using the effective interest method. The fair value of the warrants were estimated at the date of grant using the Black-Scholes model assuming a weighted-average volatility of approximately 60%, a risk free interest rate of 4.5%, a dividend yield of 0% and a weighted-average expected life of the warrant of 9.6 years.

Commencing October 7, 2009, the holders of the Series C Preferred Stock may require the Company to redeem the Series C Preferred Stock then outstanding for an amount equal to the original purchase price plus any unpaid dividends, whether or not declared, and in preference to the Series A Preferred Stock liquidation rights.

The holders of the Series C Preferred Stock are entitled to the number of votes equal to the number of common shares into which its shares are convertible.

8. Minority Interest - Series C Convertible Redeemable Preferred Stock of PharmAthene Canada, Inc.

Through its ownership of 100% of the common stock in PharmAthene Canada, Inc., the Company controls all of the voting stock of PharmAthene Canada, Inc. and considers itself to be the majority interest primary beneficiary of PharmAthene Canada, Inc., a variable interest entity. In March 2005, a Canadian investor purchased 2,591,654 shares of Series C Convertible Preferred Stock of PharmAthene Canada, Inc. for net proceeds of $2,364,366. The shares of Series C Convertible Preferred Stock of PharmAthene Canada, Inc. are convertible at the discretion of the investors into an equal number of shares of Series C Preferred Stock of the Company. In addition, the Company issued to such investors (i) warrants to acquire 777,496 Series C Preferred Stock of PharmAthene Canada, Inc. (also convertible into Series C Preferred Stock of the Company) exercisable at approximately $0.91 per share, which expire on March 10, 2008, and (ii) warrants to acquire 466,498 common shares of PharmAthene Canada, Inc. exercisable at $0.01 per share, convertible into shares of common stock of the Company on a 1-for-1 basis, subject to reduction if certain business milestones are met by the Company, as specified in the warrants and which expire in October 2014.

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

8. Minority Interest - Series C Convertible Redeemable Preferred Stock of PharmAthene Canada, Inc. (continued)

In conjunction with the Series C financing, the Series C Preferred Stock of PharmAthene Canada, Inc. stockholders were granted 777,496 warrants to purchase preferred stock for $0.91. These warrants were valued using the Black-Scholes model and were recorded as a $265,513 discount to the Series C Preferred Stock of PharmAthene Canada, Inc. This discount is being accreted through the period up to the first redemption date using the effective interest method. The fair value of the warrants were estimated at the date of grant using the Black-Scholes model assuming a weighted-average volatility of approximately 60%, a risk free interest rate of 3.9%, a dividend yield of 0% and a weighted-average expected life of the warrant of 3.0 years.

In conjunction with the Series C financing, the Series C Preferred Stock of PharmAthene Canada, Inc. stockholders were granted 466,498 contingent warrants to purchase common stock for $0.01. The Company deemed 279,894 warrants to be probable of issuance. Accordingly, 279,894 warrants were valued using the Black-Scholes model and were recorded as a $49,512 discount to the Series C Preferred Stock of PharmAthene Canada, Inc. This discount is being accreted through the period up to the first redemption date using the effective interest method. The fair value of the warrants were estimated at the date of grant using the Black-Scholes model assuming a weighted-average volatility of approximately 60%, a risk free interest rate of 4.5%, a dividend yield of 0% and a weighted-average expected life of the warrant of 9.6 years.

The Series C Convertible Preferred Stock of PharmAthene Canada, Inc. bears a cumulative dividend rate of 8% per annum. Accrued and unpaid dividend for the Series C Convertible Preferred Stock of PharmAthene Canada, Inc. at December 31, 2005 total $153,392.

The holders of Series C Convertible Preferred Stock of PharmAthene Canada, Inc. have no voting rights.

9. Stockholders’ Deficit

Common Stock

On August 28, 2003, the Company’s Board of Directors approved a 50-for-1 stock split to be effected in the form of a stock dividend payable to stockholders of record as of August 28, 2003. On September 11, 2003, the Company effected the 50-for-1 stock split.

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

9. Stockholders’ Deficit (continued)

Common Stock (continued)

On October 6, 2003, the Company’s Board of Directors approved a 2-for-1 stock split to be effected in the form of a stock dividend payable to stockholders of record as of October 6, 2003. On October 15, 2003, the Company effected the 2-for-1 stock split.

All common stock shares and amounts presented in the consolidated financial statements and related footnotes for all periods presented have been restated to reflect the 50-for-1 and 2-for-1 stock splits.

In conjunction with the Series A Preferred Stock closing, the common stockholders agreed to certain limitations on their rights to sell their stock. Further, the common stockholders agreed that 5,370,000 shares of common stock would be subject to a right of repurchase by the Company and the Series A Preferred Stock investor in the event of a termination of the relationship between the Company and the Series A Preferred Stock investor. The repurchase price will be either cost or fair market value, depending on the termination event. The number of shares subject to the repurchase right decreased by 41.67% on December 11, 2004, and further decreases by 8.33% quarterly thereafter until September 11, 2006. As of December 31, 2005, 2,214,846 shares remained subject to the right of repurchase.

Cash Dividends

Upon the closing of the Series A Preferred Stock financing, the Company declared and paid a cash dividend of $0.614525 per share ($3,299,999 in aggregate) to all common stockholders of record as of September 12, 2003.

2002 Long-Term Incentive Plan

The Company adopted the 2002 Long-Term Incentive Plan (the Plan) to provide an incentive to eligible employees, consultants, and officers. The Plan provides for the granting of stock options, restricted common stock, and stock appreciation rights. As of December 31, 2005, the Company had reserved 10,919,372 shares of common stock for distribution under the Plan, of which 1,330,463 remain available for future grants. Stock options granted under the Plan may be either incentive stock options, as defined by the Internal Revenue Code, or non-qualified stock options. The Board of Directors determines who will receive options, the vesting period which is generally four years, and the exercise price. Options may have a maximum term of no more than 10 years.

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

9. Stockholders’ Deficit (continued)

2002 Long-Term Incentive Plan (continued)

The following table summarizes the activity of the Company’s stock option plan:

	Shares	Weighted-Average Exercise Price

Outstanding, January 1, 2003	-	$-
Granted	4,320,296	0.12
Exercised	1,400,000	0.04
Outstanding, December 31, 2003	2,920,296	0.16
Exercisable, December 31, 2003	-	-

Outstanding, January 1, 2004	2,920,296	$0.16
Granted	514,330	0.17
Exercised	-	-
Outstanding, December 31, 2004	3,434,626	$0.16
Exercisable, December 31, 2004	650,603	$0.16

Outstanding, January 1, 2005	3,434,626	$0.16
Granted	5,497,677	0.21
Exercised	202,906	0.13
Forfeited	743,394	0.19
Outstanding, December 31, 2005	7,986,003	$0.19
Exercisable, December 31, 2005	2,405,369	$0.18

Exercise prices for options granted during 2005 were $0.21 per share. The weighted-average remaining contractual life of those options is approximately 9.2 years. As of the date of grant, the weighted-average fair value of the options granted in 2005 was $0.14.

Exercise prices for options granted during 2004 ranged from $0.16 to $0.21 per share. The weighted-average remaining contractual life of those options is approximately 8.7 years. As of the date of grant, the weighted-average fair value of the options granted in 2004 was $0.10.

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

9. Stockholders’ Deficit (continued)

2002 Long-Term Incentive Plan (continued)

Exercise prices for options granted during 2003 ranged from $0.04 to $0.16 per share. The weighted-average remaining contractual life of those options is approximately 9.6 years. As of the date of grant, the weighted-average fair value of the options granted in 2003 was $0.07.

The weighted-average expected life of options outstanding at December 31, 2005 is approximately 8.7 years.

In 2003, 2004 and 2005, the Company granted options to non-employees to purchase up to 200,000, 125,000 and 38,000 shares, respectively, of the Company’s common stock at exercise prices of $0.04, $0.16 and $0.21 per share, respectively. The 2003 options vested immediately, and the fair value measurement of these options at the grant date was recorded as compensation expense. The 2004 and 2005 options vest over four years. Stock-based compensation expense recorded during the years ended December 31, 2005, 2004 and 2003 was $3,517, $2,448 and $4,000, respectively.

Warrants

In August 2003 in connection with entering into an operating lease for office space, the Company issued a warrant to an affiliate of its landlord to purchase up to 263,296 shares of common stock at an exercise price of $0.01 per share. The warrant is exercisable at any time until August 2013. The Company recorded the aggregate fair value of the warrant of $10,683 as rent expense in 2003.

In conjunction with the Series B Preferred Stock issuance in October 2004, the Company issued warrants to purchase 15,400,000 shares of common stock at an exercise price of $0.01 per share, subject to reduction if certain business milestones are met by the Company, as specified in the warrants and expiring in October 2014. As of December 31, 2004, milestones related to 1,540,000 shares of common stock underlying of the warrants to purchase common stock were attained, with the outstanding total of warrants reduced to 13,860,000. Following the Nexia asset purchase in March 2005 (as described in Note 2), an additional milestone related to 6,160,001 shares of common stock underlying of the warrants was achieved, and the total warrants outstanding were further reduced to 7,699,999.

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

9. Stockholders’ Deficit (continued)

Warrants (continued)

The following table summarizes the activity of the Company’s warrants:

	Warrants for Shares of Common Stock	Weighted-Average Exercise Price	Warrants for Shares of Preferred Stock	Weighted-Average Exercise Price

Outstanding at January 1, 2003	-	$-	-	$-
Granted	263,296	0.01	-	-
Forfeited	-	-	-	-
Outstanding at December 31, 2003	263,296	0.01	-	-
Granted	15,400,000	0.01	-	-
Forfeited	(1,540,000)	0.01	-	-
Outstanding at December 31, 2004	14,123,296	0.01	-	-
Granted	3,156,918	0.01	5,261,442	0.91
Forfeited	(6,160,001)	0.01	-	-
Outstanding at December 31, 2005	11,120,213	$0.01	5,261,442	$0.91

10. Income Taxes

For the years ended December 31, 2005, 2004 and 2003, there is no current provision for income taxes, and the deferred tax provision has been entirely offset by a valuation allowance. Actual income tax benefit differs from the expected income tax benefit computed at the federal statutory rate as follows:

	December 31
	2005	2004	2003

Statutory federal tax benefit	$(7,654,035)	$(3,351,673)	$(2,226,335)
State income tax, net of federal benefit	(326,400)	(453,900)	(299,900)
Other permanent differences	16,700	7,300	1,500
Other, net	(96,331)	(616)	6,289
Increase in valuation allowance	8,060,066	3,798,889	2,518,446
	$-	$-	$-

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

10. Income Taxes (continued)

The Company’s net deferred tax assets consisted of the following:

	December 31
	2005	2004

Deferred tax assets:
Net operating loss carryforwards	$10,188,453	$6,418,954
Depreciation/amortization	3,967,637	-
Research and development credits	267,764	-
Accrued expenses and other	54,680	3,012
	14,478,534	6,421,966
Deferred tax liabilities:
Depreciation/amortization	-	(3,498)
	-	(3,498)
Gross deferred tax assets	14,478,534	6,418,468
Less: valuation allowance	(14,478,534)	(6,418,468)
Net deferred tax assets	$-	$-

The deferred tax amounts discussed above are classified as follows:

	December 31
	2005	2004

Current deferred tax assets	$322,444	$3,012
Non-current deferred tax assets	14,156,090	6,415,456
	14,478,534	6,418,468
Less: valuation allowance	(14,478,534)	(6,418,468)
Net deferred tax assets	$-	$-

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

10. Income Taxes (continued)

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some or all of the deferred tax asset will not be realized. The ultimate realization of the deferred tax asset is dependent upon the generation of future taxable income during the periods in which the net operating loss carryforwards are available. Management considers projected future taxable income, the scheduled reversal of deferred tax liabilities and available tax planning strategies that can be implemented by the Company in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the net operating loss carryforwards are available to reduce income taxes payable, management has established a full valuation allowance.

The U.S. federal net operating loss carryforwards of approximately $23.8 million will begin to expire in various years beginning 2022. The use of the Company’s net operating loss carryforwards may be restricted because of changes in company ownership in accordance with I.R.C. Section 382. The Canadian net operating loss carryforwards of approximately $3.3 million will expire in 2015. Additionally, despite the net operating loss carryforwards, the Company may have a future tax liability due to alternative minimum tax or state tax requirements.

The Company intends to permanently reinvest foreign earnings within the foreign country.

11. Commitments and Contingencies

Leases

The Company leases offices in the United States under a month-to-month operating lease agreement. Additionally, following the Nexia asset purchase in March 2005, the Company entered into a two year renewable lease agreement for office space in Canada. This lease is renewable for an additional two years and provides for expansion into additional facility space if available. Annual minimum payments are as follows:

2006	$138,026
2007	89,138
$227,164

Total rent expense under operating lease agreements approximated $520,365, $69,333 and $14,870 for the years ended December 31, 2005, 2004 and 2003, respectively.

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

11. Commitments and Contingencies (continued)

License Agreements

In June 2002, the Company licensed certain patent rights from a university. The license agreement required a $125,000 up-front payment and a $125,000 payment upon closing of the Series A Preferred Stock. Amounts paid to the university upon the closing of the Series A Preferred Stock are included in research and development expense in the accompanying statements of operations. Upon commercialization, the license agreement requires royalty payments equal to a specified percentage of future sales of products subject to the license through the expiration of the licensed patents, as well as a percentage of any nonroyalty sublicense income.

In November 2004, the Company licensed certain patent rights from two universities. The license agreements required a $50,000 up-front payment to be paid over two years. Additionally, payments within the agreement included a sublicense fee of 12.5% until Investigational New Drug Application (IND) filing, a minimum royalty of $10,000 a year beginning in 2009, and a milestone payment of $100,000 upon Biologics License Application (BLA) approval. Upon commercialization, the license agreements require royalty payments equal to a specified percentage of future sales of products subject to the license through the expiration of the licensed patents.

In 2005, the Company determined that the program for which these license agreements were entered into was not a viable product. Accordingly, the Company terminated these agreements and agreed to pay $7,756 and $37,364 to terminate the June 2002 and November 2004 license agreements, respectively. Of these amounts, $37,364 was accrued for at year end, and no additional future payments are required.

In March 2005, the Company licensed certain patent rights from a company. The license agreement required a $75,000 up front payment. Additionally, the license agreement requires royalties payments equal to specific percentages of future sales of products subject to the license through the expiration of the licensed patent. In the event that the minimum annual royalty amount of $75,000 has not been met by either the earliest of obtaining a biologics license application or three years upon execution of the license agreement, the Company will pay the difference between the minimum royalty payment and those royalties actually paid.

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

12. Related Party Transactions

Upon the closing of the Series A Preferred Stock financing, legal fees totaling $1.0 million were paid to an affiliate of a shareholder. No additional fees were paid to that shareholder or its affiliate during 2003.

The Company leases its office space from an entity that is affiliated with the organization to which the Company issued warrants for 263,296 shares of common stock in August 2003 (see Note 10). The Company paid $78,448, $69,333 and $14,870 in rent expense related to this operating lease for the years ended December 31, 2005, 2004 and 2003, respectively.

13. Medarex Collaboration

In November 2004, the Company and Medarex, Inc. entered into a collaboration agreement under which the companies plan to develop and commercialize MDX-1303, a fully human monoclonal antibody targeting the Bacillus anthracis protective antigen. MDX-1303 was developed by Medarex using its UltiMAb Human Antibody Development System®, and this antibody is currently in preclinical development by Medarex for use against human anthrax infection.

Under the terms of the agreement, Medarex and PharmAthene have agreed jointly to continue to investigate the potential for MDX-1303 to be used as a therapeutic for individuals with active disease as well as for prophylactic treatment of individuals exposed to anthrax. In December 2004, Medarex received a deposit from PharmAthene against potential future development activities for MDX-1303, against which Medarex must submit reports of the use of costs as they are incurred in order to take draw downs against the deposit. If the project is terminated or if development activities for MDX-1303 by Medarex are completed prior to exhaustion of the deposit, amounts remaining under the deposit are to be returned to PharmAthene. For the twelve months ended December 31, 2005 and 2004, PharmAthene recorded the use of these funds for development activities for MDX-1303 as Research and Development operating expenses of $577,000 and $87,000, respectively, and, as of December 31, 2005 and December 31, 2004, approximately $1.3 million and $1.9 million, respectively, of this deposit remained. PharmAthene is fully responsible for funding all future research and development activities that are not supported by government funds. The companies will share profits according to a pre-agreed allocation percentage.

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

14. 8% Convertible Notes

In June 2004, the Series A Preferred Stock investor and the Company entered into an agreement for up to $3.0 million in the form of convertible notes (the Bridge Notes). The Bridge Notes were repayable upon the earlier of (i) the closing of a financing with gross proceeds in excess of $10.0 million, (ii) the sale of the Company, or (iii) December 31, 2004. The Bridge Notes bear interest at a rate of 8% per annum and are convertible at the investor’s option into the next round of financing or, if no financing has occurred by December 31, 2004, into Series A Preferred Stock.

The Company drew down $1.5 million under the Bridge Notes in June 2004. In October 2004, the bridge loan was converted to Series B Preferred Stock at approximately $0.91 per share. In conjunction with this financing, the conversion price of the investor’s Series A Preferred Stock was adjusted in accordance with the terms of the Series A Preferred Stock, which resulted in the Series A Preferred Stock being convertible into an additional 2,672,770 shares, or a total of 16,442,000 shares, of the Company’s common stock.

15. Subsequent Events

Merger Agreement

On March 9, 2006, the Company entered into a term sheet for the merger of the Company with SIGA Technologies Inc. (SIGA). Pursuant to this agreement, shareholders of the Company will receive shares of SIGA common stock and warrants will be converted into options and warrants to purchase common stock of the combined company. It is expected that shareholders of the Company will own approximately 68% of the combined company, which is anticipated to remain listed on the NASDAQ stock market. Subject to the execution of a definitive merger agreement, shareholder of both the Company and SIGA approvals, regulatory approval and other customary closing conditions, the Company expects the merger to close in the second or third quarter of 2006. The Company is entitled to certain fees in the event that the merger is not completed and SIGA completes an alternative financing within a certain time period.

In conjunction with the transaction, the Company has agreed to enter into a Bridge Note Purchase Agreement providing SIGA with interim financing up to $3.0 million, of which the Company has already paid $2.0 million. This interim financing is subject to the execution of a definitive merger agreement.

PharmAthene, Inc.

Notes to Consolidated Financial Statements (continued)

16. Quarterly Information (Unaudited)

Set forth below is the Company’s quarterly financial information for the previous two fiscal years:

	Three months ended
	March 31, 2005[1]	June 30, 2005	September 30, 2005	December 31, 2005

Total revenue	$277,389	$440,210	$200,061	$180,740
Loss from operations	(15,175,457)	(2,347,838)	(2,398,396)	(3,812,900)
Net loss attributable to common shareholders	(16,171,737)	(3,777,955)	(3,844,129)	(5,258,548)
Net loss attributable to common shareholders per share - basic and diluted	(1.51)	(0.35)	(0.35)	(0.48)

	Three months ended
	March 31, 2004	June 30, 2004	September 30, 2004	December 31, 2004

Total revenue	$-	$585,854	$(157,852)	$609,977
Loss from operations	(2,672,019)	(1,469,719)	(3,099,777)	(2,917,138)
Net loss attributable to common shareholders	(2,972,513)	(1,778,235)	(3,440,478)	(4,250,054)
Net loss attributable to common shareholders per share - basic and diluted	(0.28)	(0.17)	(0.32)	(0.40)

1 As described in Note 2, loss from operations for the three months ended March 31, 2005 includes a $12,812,000 charge to acquired in-process research and development related to the Nexia asset acquisition.

ANNEX A

execution document

AGREEMENT AND PLAN OF MERGER

DATED AS OF

JANUARY 19, 2007

BY AND AMONG

HEALTHCARE ACQUISITION CORP.,

PAI ACQUISITION CORP.

AND

PHARMATHENE, INC.

TABLE OF CONTENTS

		page
ARTICLE I	THE MERGER	1

1.1.	Defined Terms	1
1.2.	The Merger	1
1.3.	Closing	2
1.4.	Effective Time	2
1.5.	Effects of the Merger	2
1.6.	Certificate of Incorporation	2
1.7.	Bylaws	2
1.8.	Directors and Officers.	2
1.9.	Effect of Merger on Company Capital Stock and Options; Merger Consideration	2
1.10.	Merger Sub Stock	2
1.11.	Dissenters’ Rights	2
1.12.	Certain Other Adjustments	2
1.13.	Distributions with Respect to Unexchanged Shares	2
1.14.	No Further Ownership Rights in Company Capital Stock	2
1.15.	No Fractional Shares of Parent Common Stock.	2
1.16.	No Liability	2
1.17.	Surrender of Certificates	2
1.18.	Lost, Stolen or Destroyed Certificates	2
1.19.	Withholding Rights	2
1.20.	Further Assurances	2
1.21.	Stock Transfer Books	2
1.22.	Tax Consequences	2
1.23.	Escrow	2
1.24.	Rule 145	2

ARTICLE II	REPRESENTATIONS AND WARRANTIES	2

2.1.	Representations and Warranties of Parent	2
2.2.	Representations and Warranties of Parent with Respect to Merger Sub	2
2.3.	Representations and Warranties of Company	2

ARTICLE III	COVENANTS RELATING TO CONDUCT OF BUSINESS	2

3.1.	Conduct of Business of Company Pending the Merger	2
3.2.	Conduct of Business of Parent Pending the Merger	2
3.3.	Operational Matters	2

ARTICLE IV	ADDITIONAL AGREEMENTS	2

i

TABLE OF CONTENTS (Continued)

		page
4.1.	Preparation of Proxy Statement.	2
4.2.	Access to Information	2
4.3.	Commercially Reasonable Efforts.	2
4.4.	No Solicitation of Transactions	2
4.5.	Employee Benefits Matters	2
4.6.	Notification of Certain Matters	2
4.7.	Public Announcements	2
4.8.	Affiliates	2
4.9.	[reserved]	2
4.10.	Takeover Statutes	2
4.11.	Transfer Taxes	2
4.12.	AMEX Listing; Symbol	2
4.13.	Trust Fund Closing Confirmation.	2
4.14.	Directors and Officers of Parent After the Merger	2

ARTICLE V	Post Closing Covenants	2

5.1.	General	2
5.2.	Litigation Support	2
5.3.	Transition	2
5.4.	Tax-Free Reorganization Treatment	2
5.5.	Headquarters of Surviving Corporation	2
5.6.	Indemnification of Directors and Officers of Company	2
5.7.	Continuity of Business Enterprise	2
5.8.	Substantially All Requirement	2
5.9.	Composition of the Board of Directors of Parent	2

ARTICLE VI	CONDITIONS PRECEDENT	2

6.1.	Conditions to Each Party’s Obligation to Effect the Merger	2
6.2.	Additional Conditions to Obligations of Parent and Merger Sub	2
6.3.	Additional Conditions to Obligations of Company	2

ARTICLE VII	TERMINATION AND AMENDMENT	2

7.1.	Termination	2
7.2.	Effect of Termination.	2
7.3.	Trust Fund Waiver	2
7.4.	Fees and Expenses	2

ARTICLE VIII	REMEDIES FOR BREACH OF AGREEMENT	2

ii

TABLE OF CONTENTS (Continued)

		page
8.1.	Survival of Representations and Warranties	2
8.2.	Indemnification Provisions for Benefit of Parent	2
8.3.	Matters Involving Third Parties.	2
8.4.	Determination of Adverse Consequences	2
8.5.	Escrow of Shares by Indemnifying Stockholders	2
8.6.	Determination/Resolution of Claims.	2
8.7.	Indemnification Threshold	2
8.8.	Other Indemnification Provisions.	2

ARTICLE IX	GENERAL PROVISIONS	2

9.1.	Survival	2
9.2.	Notices	2
9.3.	Interpretation	2
9.4.	Counterparts	2
9.5.	Entire Agreement; No Third-Party Beneficiaries.	2
9.6.	Governing Law; Waiver of Jury Trial.	2
9.7.	Severability	2
9.8.	Amendment	2
9.9.	Extension; Waiver	2
9.10.	Assignment	2
9.11.	Submission to Jurisdiction; Waivers.	2
9.12.	Enforcement; Specific Performance	2

ARTICLE X	DEFINITIONS	2

Schedule 1.9(b)(i)	Exchange Ratio	2

Schedule 1.24	Company Affiliates	2

Schedule X(o)	PA Management Team	2

Exhibit A	Form of 8% of Convertible Note
Exhibit B	Form of Stock Escrow Agreement
Exhibit C	Form of Lockup Agreement
Exhibit D	Form of Registration Rights Agreement
Exhibit E	Form of Note Exchange Agreement

iii

AGREEMENT AND PLAN OF MERGER, dated as of January 19, 2007 (this “Agreement”), by and among Healthcare Acquisition Corp., a Delaware corporation (“Parent”), PAI Acquisition Corp., a Delaware corporation and a direct, wholly-owned subsidiary of Parent (“Merger Sub”), and PharmAthene, Inc., a Delaware corporation (“Company”).

WITNESSETH:

WHEREAS, the respective Boards of Directors of Parent and Company have determined that it is advisable and in the best interests of each corporation and its stockholders that Parent and Company engage in a business combination in order to advance the long-term strategic business interests of Parent and Company; and

WHEREAS, in furtherance of such determination, Parent and Company desire to engage in a business combination transaction by means of a merger pursuant to which Merger Sub, a direct, wholly-owned subsidiary of Parent formed solely for the purpose of effecting the merger, will merge with and into Company as a result of which Company will be the surviving corporation and a direct, wholly-owned subsidiary of Parent; and

WHEREAS, in furtherance of such desire, the respective Boards of Directors of Parent, Merger Sub and Company have adopted or approved this Agreement, pursuant to which, subject to the terms and conditions hereof and in accordance with the General Corporation Law of the State of Delaware, Merger Sub will be merged with and into Company with Company being the surviving corporation (the “Merger”); and

WHEREAS, prior to or concurrently with the execution of this Agreement, the holders of a Requisite Majority of the Company Capital Stock (each as defined herein) have executed or are executing an Allocation Agreement (as defined herein), pursuant to which they, among other things, are agreeing to the allocation of the Merger Consideration (as defined herein) as set forth therein;

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements of the parties set forth in this Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

THE MERGER

1.1. Defined Terms. All terms not otherwise defined throughout this Agreement shall have the meanings ascribed to such terms in Article X of this Agreement.

1.2. The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Delaware General Corporation Law (the “DGCL”), Merger Sub shall be merged with and into Company at the Effective Time (as defined in Section 1.4). Upon consummation of the Merger, the separate corporate existence of Merger Sub shall cease and Company shall continue as the surviving corporation (the “Surviving Corporation”).

1.3. Closing. Subject to the terms and conditions hereof, the closing of the Merger and the transactions contemplated by this Agreement (the “Closing”) will take place on or before the third Business Day after the satisfaction or waiver (subject to applicable law) of the conditions set forth in Article VI (other than any such conditions which by their terms cannot be satisfied until the Closing, which shall be required to be so satisfied or waived (subject to applicable law) on the Closing Date) unless another time or date is agreed to in writing by the parties hereto (the actual time and date of the Closing being referred to herein as the “Closing Date”). The Closing shall be held at the offices of Ellenoff Grossman & Schole, LLP, 370 Lexington Avenue, New York, New York, unless another place is agreed to in writing by the parties hereto.

1.4. Effective Time. At the Closing, the parties shall file a certificate of merger (the “Certificate of Merger”) in such form as is required by and executed in accordance with the relevant provisions of the DGCL. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware, or at such subsequent time as Parent and Company shall agree and as shall be specified in the Certificate of Merger (the date and time that the Merger becomes effective being referred to herein as the “Effective Time”).

1.5. Effects of the Merger. At and after the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all of the property, rights, privileges, powers and franchises of Company and Merger Sub shall be vested in the Surviving Corporation, and all debts, liabilities and duties of Company and Merger Sub shall be the debts, liabilities and duties of the Surviving Corporation.

1.6. Certificate of Incorporation. At the Effective Time and without any further action on the part of Company or Merger Sub, the certificate of incorporation of Company, as in effect immediately prior to the Effective Time, shall be the certificate of incorporation of the Surviving Corporation, and thereafter shall continue to be the certificate of incorporation until changed or amended as provided therein and under applicable law. Notwithstanding the foregoing, the certificate of incorporation of Company shall be amended and restated as of the Effective Time to provide for the changing of the name of Company and to eliminate all classes of equity securities other than common stock.

1.7. Bylaws. At the Effective Time and without any further action on the part of Company and Merger Sub, the bylaws of Company, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Corporation, and thereafter shall continue to be the bylaws until changed or amended or repealed as provided therein, in the certificate of incorporation of the Surviving Corporation and under applicable law.

1.8. Directors and Officers.

(a) Members of Board of Directors. From and after the Effective Time, the members of the Board of Directors of both the Parent and the Surviving Corporation shall consist of John Pappajohn, Derace M. Schaffer, M.D., James Cavanaugh, Steven St. Peter, Elizabeth Czerepak, Joel McCleary and David Wright, each to serve until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. If at or after the Effective Time a vacancy shall exist in the Board of Directors of Parent and the Surviving Corporation, such vacancy may thereafter be filled in the manner provided by law, the certificate of incorporation and bylaws of Parent and the Surviving Corporation, as the case may be.

(b) Officers of Parent and Surviving Corporation. From and after the Effective Time, the officers of Parent and of the Surviving Corporation shall be elected by the Board of Directors of each entity provided, however, that David Wright shall be elected Chief Executive Officer of each such entity to serve until his successor is elected and qualified or until his earlier death, resignation or termination.

1.9. Effect of Merger on Company Capital Stock and Options; Merger Consideration. Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger and this Agreement and without any action on the part of Merger Sub, Company or the holder of any shares of Company Capital Stock (as defined in clause (b)(i) below) the following shall occur:

(a) Company Treasury Shares. All shares of Company Common Stock (as defined in clause (b)(i) below) that are held by Company as treasury stock (the “Company Treasury Shares”) or owned by Merger Sub, Parent or any direct, or indirect, wholly-owned subsidiary of Parent immediately prior to the Effective Time shall be canceled and shall cease to exist and no cash, Parent Common Stock (as defined in clause (b)(i) below) or other consideration shall be delivered in exchange therefor.

(b) Company Capital Stock.

(i) The shares of common stock of Company, $.001 par value (the ‘‘Company Common Stock”), Series A Convertible Preferred Stock of Company, $.001 par value (the “Company Series A Preferred Stock”‘), Series B Convertible Preferred Stock of Company, $.001 par value (the “Company Series B Preferred Stock”), and Series C Convertible Preferred Stock of Company, $.001 par value (the “Company Series C Preferred Stock” and together with the Company Series A Preferred Stock, and the Company Series B Preferred Stock, the “Company Preferred Stock” and together with the Company Common Stock collectively referred to as“Company Capital Stock”, outstanding immediately prior to the Effective Time, shall be deemed canceled and converted into the right to receive the merger consideration comprised of: (y) 12,500,000 shares of Common Stock of Parent, $.0001 par value (“Parent Common Stock”), subject to upward adjustment pursuant to clause (c) below (the “Stock Consideration”) and (z) to the extent applicable, the Milestone Payments (as defined in Article X).

(ii) The specific ratio of exchange for the Company Common Stock for shares of Parent Common Stock (“Share Exchange Ratio”) as well as the specific Merger Consideration to be received by the holders of other classes of Company Capital Stock have been prepared by Company in accordance with the Recapitalization and Proceeds Allocation Agreement, dated the date of this Agreement, entered into by and among Company and the holders of a Requisite Majority of the Company Common Stock and Company Preferred Stock and the holders of the PharmAthene Notes (as defined below) (the “Allocation Agreement”), and are set forth on Schedule 1.9(b)(i) and will be confirmed or adjusted by the Company, as applicable, at Closing. The holders of Company’s issued and outstanding secured 8% convertible notes and the Subsidiary’s issued and outstanding secured 8% convertible note, collectively with an aggregate principal amount of $11,800,000 (collectively the “PharmAthene Notes”) shall exchange such notes for 8% Convertible Notes of Parent in the aggregate principal amount of $12.5 million (the “Note Consideration”) in substantially the form of Exhibit A attached hereto, pursuant to the Note Exchange Agreement, as further described in Section 6.3(j)(viii) below. Parent shall issue the Merger Consideration (as defined in the next sentence) in accordance with the Allocation Agreement. For purposes of this Agreement, the term “Merger Consideration” shall be deemed to include (a) the Stock Consideration; (b) the Milestone Payments and (c) the Note Consideration.

(c) Adjustments to the Merger Consideration. The Merger Consideration shall be subject to the following adjustments:

(i) To the extent that the stockholders of Parent owning more than 5% of the outstanding Parent Common Stock exercise their conversion rights as set forth in Section 6.1(b), the number of shares of Parent Common Stock comprising the Stock Consideration shall be adjusted upward by the product of (x) the number (as a percentage) that is the difference between the percentage of Parent Common Stock that is converted and 5% and (y) 2.25 million.

(ii) To the extent that there are Outstanding Employee Options (as defined in clause (d) below) there shall be no increase in the number of shares of Stock Consideration being issued, but the number of shares of Parent Common Stock issued at the Closing as part of the Stock Consideration shall be adjusted downward by an amount equal to the number of shares necessary to reserve for issuances under any Outstanding Employee Options in accordance with the Allocation Agreement.

(iii) Except for any warrants issued pursuant to a Company Subsequent Issuance (as defined in clause (c)(iv) below), the terms of which shall be subject to the provisions of clause (c)(iv) below, to the extent that there are outstanding warrants to purchase shares of Company Common Stock (“Company Warrants”), there shall be no increase in the number of shares of Stock Consideration being issued, but the number of shares of Parent Common Stock issued at the Closing as part of the Stock Consideration shall be adjusted downward by an amount equal to the number of shares necessary to reserve for issuances under any outstanding Company Warrants in accordance with the Allocation Agreement.

(iv) If, prior to the date that the Proxy Statement (as defined in Section 4.1) to be filed by Parent pursuant to Article IV hereof is approved by the SEC, Company issues additional shares of its Common Stock (or any equity or debt securities convertible into Common Stock) for cash consideration of up to $5 million (subject to the limitation that the securities of the Company issued to the purchasers (the “Subsequent Issuance Securities”) thereof will not convert into more than 625,000 shares of Parent Common Stock in the Merger, which number of shares would be proportionately reduced to reflect the sale of less than $5 million) (a “Company Subsequent Issuance”), then the number of shares of Parent Common Stock comprising the Stock Consideration shall be increased by the number of shares of Parent Common Stock into which the Subsequent Issuance Securities will be converted in the Merger.

(d) Options.

(i) Immediately after the Effective Time, all options to purchase Company Common Stock then outstanding (individually, an “Outstanding Employee Option,” and collectively, the “Outstanding Employee Options”) under the PharmAthene, Inc. 2002 Long-Term Incentive Plan (as amended, the “Option Plan”) or issued under any other agreement shall, whether vested or unvested, be assumed by Parent. Each such Outstanding Employee Option so assumed by Parent under this Agreement shall continue to have, and be subject to, the same terms and conditions set forth in the Option Plan, option agreements thereunder and other relevant documentation in existence immediately prior to the Effective Time, except that each such Outstanding Employee Option will be converted into an option to purchase that number of shares of Parent Common Stock calculated by multiplying such Outstanding Employee Option by the Share Exchange Ratio and rounding down to the nearest whole share of Parent Common Stock. The per-share exercise price for the shares of Parent Common Stock issuable upon exercise of such assumed Outstanding Employee Option will be equal to the quotient determined by dividing the exercise price per share of Company Common Stock at which such Outstanding Employee Option was exercisable immediately prior to the Effective Time by the Share Exchange Ratio, and rounding the resulting exercise price up to the nearest whole cent.

(ii) Parent shall establish a new option plan containing terms no less favorable to holders of Outstanding Employee Options as applicable to the Outstanding Employee Options and Parent shall reserve for issuance under such plan a sufficient number of shares of Parent Common Stock for delivery upon exercise of Outstanding Employee Options assumed by Parent under this Agreement plus an additional 3,000,000 shares.

(iii) Unless provided for in the option grant or Option Plan of Company, the vesting of each Outstanding Employee Option will not automatically accelerate pursuant to its terms as a result of, or in connection with, the transactions contemplated hereby. Company shall ensure that none of its Board of Directors nor any committee thereof nor any other body or person within its control shall take any discretionary action so as to cause the vesting of any Outstanding Employee Option which does not vest by its terms prior to the Effective Time.

1.10. Merger Sub Stock. Each share of common stock, par value $.0001, of Merger Sub outstanding immediately prior to the Effective Time shall be deemed canceled and converted into and shall represent the right to receive one share of common stock, $.01 par value, of the Surviving Corporation (the “Surviving Common Stock”).

1.11. Dissenters’ Rights. Notwithstanding Section 1.9(b)(i) and (ii), any shares of Company Common Stock outstanding immediately prior to the Effective Time and held by a person who has not voted in favor of the Merger and who has properly demanded in writing appraisal for such shares in accordance with Section 262 of the DGCL (the “Dissenting Shares”) shall not be converted into the right to receive the Merger Consideration or be entitled to cash in lieu of fractional shares of Parent Common Stock or any dividends or other distributions pursuant to this Article I unless and until the holder thereof (“Dissenting Stockholder”) shall have failed to perfect or shall have effectively withdrawn or lost such holder’s right to appraisal of such shares of Company Common Stock held by such holder under Section 262 of the DGCL, and any Dissenting Stockholder shall be entitled to receive only the payment provided by Section 262 of the DGCL with respect to shares of Company Common Stock owned by such Dissenting Stockholder. If any person who otherwise would be deemed a Dissenting Stockholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent with respect to any shares of Company Common Stock, such shares of Company Common Stock shall thereupon be treated as though such shares of Company Common Stock had been converted into the right to receive the Merger Consideration pursuant to Section 1.9 hereof. Company shall give Parent (i) prompt notice of any written demands for appraisal, attempted withdrawals of such demands and any other instruments served pursuant to applicable law received by Company relating to stockholders’ rights of appraisal and (ii) the opportunity to participate in and direct all negotiations and proceedings with respect to any such demands for appraisal under the DGCL. Company shall not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisals of Dissenting Shares, offer to settle or settle any such demands or approve any withdrawal of any such demands.

1.12. Certain Other Adjustments. If, between the date of this Agreement and the Effective Time, the outstanding Parent Common Stock or Company Common Stock shall have been changed into a different number of shares or different class by reason of any reclassification, recapitalization, stock split, split-up, combination or exchange of shares or a stock dividend or dividend payable in any other securities shall be declared with a record date within such period, or any similar event shall have occurred, the Merger Consideration shall be appropriately adjusted to provide to the holders of Company Common Stock the same economic effect as contemplated by this Agreement prior to such event.

1.13. Distributions with Respect to Unexchanged Shares. No dividends or other distributions declared or made with respect to shares of Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered certificate for Company Capital Stock (a “Company Certificate”) with respect to the shares of Parent Common Stock that such holder would be entitled to receive upon surrender of such Company Certificate until such holder shall surrender such Company Certificate. Subject to the effect of applicable laws, following surrender of any such Company Certificate, there shall be paid to such holder of shares of Parent Common Stock issuable in exchange therefor, without interest, (a) promptly after the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and a payment date prior to such surrender payable with respect to such shares of Parent Common Stock and (b) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and a payment date subsequent to such surrender payable with respect to such shares of Parent Common Stock.

1.14. No Further Ownership Rights in Company Capital Stock. The Merger Consideration delivered or deliverable to the holders of Company Capital Stock in accordance with the terms of this Article I shall be deemed to have been issued or paid in full satisfaction of all rights pertaining to the shares of Company Capital Stock. Until surrendered as contemplated by this Agreement, each Company Certificate representing Company Capital Stock shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender solely the Merger Consideration (and any cash to be paid pursuant hereto for fractional shares). In addition, until surrendered as contemplated by this Agreement, each PharmAthene Note shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender solely an 8% Convertible Note hereunder and no further interest shall accrue on the PharmAthene Notes after the Effective Time.

1.15. No Fractional Shares of Parent Common Stock.

(a) Fractional Shares. No certificates or scrip representing fractional shares of Parent Common Stock or book-entry credit of the same shall be issued upon the surrender for exchange of Company Certificates and such fractional share interests will not entitle the owner thereof to vote or to have any rights of a stockholder of Parent.

(b) Cash for Fractional Shares. Notwithstanding any other provision of this Agreement, each holder of shares of Company Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Parent Common Stock (after taking into account all Company Certificates delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of Parent Common Stock multiplied by (ii) the closing price for a share of Parent Common Stock on The American Stock Exchange LLC (the “AMEX”) on the date of the Effective Time or, if such date is not a Business Day, the Business Day immediately before the date on which the Effective Time occurs.

1.16. No Liability. None of Parent, Merger Sub, Company or the Surviving Corporation shall be liable to any Person (as defined in Section 2.3(z)) in respect of any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

1.17. Surrender of Certificates. Upon surrender of Company Certificates at Closing, the holders of such Company Certificates shall receive in exchange therefor Merger Consideration in accordance with Schedule 1.9(b)(i) attached hereto, as amended if applicable, and the Company Certificates surrendered shall be canceled. Until so surrendered, outstanding Company Certificates shall be deemed, from and after the Effective Time, to evidence only the right to receive the applicable Merger Consideration issuable pursuant hereto and the Allocation Agreement.

1.18. Lost, Stolen or Destroyed Certificates. If any Company Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Company Certificate to be lost, stolen or destroyed, Parent shall issue in exchange for such lost, stolen or destroyed certificate the Merger Consideration payable in exchange therefor; provided, however, that as a condition precedent to the issuance of such Merger Consideration, the holder of such lost, stolen or destroyed Company Certificates shall indemnify Parent against any claim that may be made against Parent or the Surviving Corporation with respect to the Company Certificates alleged to have been lost, stolen or destroyed.

1.19. Withholding Rights. Each of the Surviving Corporation and Parent shall be entitled to deduct and withhold from the Merger Consideration payable pursuant to this Agreement to any holder of shares of Company Common Stock such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code and the rules and Treasury Regulations promulgated thereunder, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by the Surviving Corporation or Parent, as the case may be, such withheld amounts shall be treated for all purposes under this Agreement as having been paid to the holder of the shares of Company Common Stock in respect of which such deduction and withholding was made by the Surviving Corporation or Parent, as the case may be, and such amounts shall be delivered by the Surviving Corporation or Parent, as the case may be, to the applicable taxing authority.

1.20. Further Assurances. If at any time after the Effective Time the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper (a) to vest, perfect or confirm, of record of otherwise, in the Surviving Corporation its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of either Company or Merger Sub or (b) otherwise to carry out the purposes of this Agreement, the Surviving Corporation and its proper officers and directors or their designees shall be authorized to execute and deliver, in the name and on behalf of either Company or Merger Sub, all such deeds, bills of sale, assignments and assurances and do, in the name and on behalf of Company or Merger Sub, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its rights, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of Company or Merger Sub, as applicable, and otherwise to carry out the purposes of this Agreement.

1.21. Stock Transfer Books. The stock transfer books of Company shall be closed immediately upon the Effective Time and there shall be no further registration of transfers of shares of Company Capital Stock thereafter on the records of Company. On or after the Effective Time, any Company Certificate presented to Parent for any reason shall be converted into the Merger Consideration with respect to the shares of Company Capital Stock formerly represented thereby, any cash in lieu of fractional shares of Parent Common Stock to which the holders thereof are entitled and any dividends or other distributions to which the holders thereof are entitled.

1.22. Tax Consequences. For U.S. federal income tax purposes, the parties intend that the Merger be treated as a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code, and that this Agreement shall be, and is hereby, adopted as a plan of reorganization for purposes of Section 368 of the Code. Accordingly, unless otherwise required by Law (as defined in Section 2.3(z)), no party shall take any action that reasonably could be expected to jeopardize the treatment of the Merger as a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code, and the parties shall not take any position on any Tax Return (as defined herein) or in any proceeding relating to the Tax consequences of the Merger inconsistent with this Section 1.22. Notwithstanding the forgoing, the parties understand and agree that only the Stock Consideration portion of the Merger Consideration shall be deemed eligible for a “tax free” exchange under Section 368 of the Code.

1.23. Escrow. As the sole remedy for the indemnity obligations set forth in Article VIII hereof, at the Closing, an aggregate of 1,375,000 shares of Parent Common Stock issued or issuable as a result of the Merger (the “Escrow Shares”) shall be deposited into escrow to be held during the period commencing on the Closing Date and ending on the one year anniversary thereof, which shares shall be allocated among the holders of Company Capital Stock and of Company Options and Company Warrants in accordance with the terms and conditions of the Allocation Agreement and the Escrow Agreement to be entered into between Parent, Stockholders’ Representative (as defined in Article VIII) and Continental Stock Transfer & Trust Company, as escrow agent, in substantially the form of Exhibit B (the “Escrow Agreement”).

1.24. Rule 145. All shares of Parent Common Stock issued pursuant to this Agreement to “affiliates” of Company identified on Schedule 1.24 attached hereto will be subject to certain resale restrictions under Rule 145 promulgated under the Securities Act (as defined herein) and all certificates representing such shares shall bear an appropriate restrictive legend.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1. Representations and Warranties of Parent. Parent represents and warrants to Company, that the statements contained in this Section 2.1 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 2.1), except as set forth in the disclosure schedule to be delivered to Company by Parent on the date hereof and initialed by the parties (the “Parent Disclosure Schedule”). Disclosures made in the Parent Disclosure Schedule shall not be deemed to constitute additional representations or warranties of Parent but set forth disclosures, exceptions and exclusions called for under this Agreement provided they are set forth with reasonable particularity and describe the relevant facts in reasonable detail. The Parent Disclosure Schedule will be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Section 2.1.

(a) Organization, Standing and Power. Parent is a corporation duly organized, validly existing and in good standing (as defined in Article X) under the laws of the State of Delaware, has the requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Parent is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that could not reasonably be expected to have a Material Adverse Effect (as defined in Article X). Complete and correct copies of the certificate of incorporation and bylaws of Parent, as amended and currently in effect, have been provided to Company and Parent is not in violation of any of the provisions of such organization documents. Merger Sub is a newly-formed single purpose entity which has been formed solely for the purposes of the Merger and has not carried on, and prior to the Closing will not carry on, any business or engaged in any activities other than those reasonably related to the Merger. Except for Merger Sub, which is a direct, wholly-owned subsidiary of Parent, Parent has no subsidiaries and does not own, directly or indirectly, any equity, profit or voting interest in any person or has any agreement or commitment to purchase any such interest and Parent has not agreed and is not obligation to make nor is bound by any written, oral or other agreement, contract, subcontract, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan, commitment or undertaking of any nature, as of the date hereof or as may hereafter be in effect under which it may become obligated.

(b) Capital Structure. The authorized capital stock of Parent consists of (i) 100,000,000 shares of Parent Common Stock, of which 11,650,000 shares were outstanding as of September 30, 2006 and (ii) 1,000,000 shares of preferred stock, $.0001 par value, none of which are outstanding. No shares of Parent Common Stock have been issued between August 16, 2005 and the date hereof. All issued and outstanding shares of the capital stock of Parent are duly authorized, validly issued, fully paid and nonassessable, and no class of capital stock is entitled to (or has been issued in violation of) preemptive rights. As of the date hereof, there are (i) options with an exercise price of $10.00 per unit to purchase up to 225,000 units issued to the underwriter in Parent’s initial public offering completed pursuant to a final prospectus of Parent, dated July 28, 2006, as filed under the Securities Act (the “IPO”), each unit consisting of a single share of Parent Common Stock and a single warrant to purchase a single share of Parent Common Stock, and (ii) 9,400,000 outstanding warrants with an exercise price of $6.00 per share issued in the IPO (the “Parent Warrants”) and no other issued or outstanding rights to acquire capital stock from Parent. All outstanding shares of Parent Common Stock and all outstanding Parent Warrants have been issued and granted in compliance with (x) all applicable securities laws and (in all material respects, other applicable laws and regulations, and (y) all requirements set forth in any applicable Parent contract. Parent has delivered to Company complete and correct copies of the Parent Warrants including all documents relating thereto. All shares of Parent Common Stock to be issued in connection with the Merger and the other transactions contemplated hereby will, when issued in accordance with the terms hereof, have been duly authorized, be validly issued, fully paid and non-assessable, free and clear of all Liens (as defined in Article X). Except as set forth in Section 2.1(b) of the Parent Disclosure Schedule, or as contemplated by this Agreement, there are no registration rights and there is no voting trust, proxy, rights plan, anti-takeover plan or other agreements or understandings to which Parent is a party or by which the Parent is bound with respect to any equity securities of any class of Parent.

(c) Authority; No Conflicts.

(i) Parent has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including, without limitation, the issuance of the shares of Parent Common Stock to be issued in the Merger (the “Share Issuance”). The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Parent and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement or to consummate the transactions contemplated hereby other than the Parent Stockholder Approval (as defined in Section 6.1(b)). This Agreement has been duly and validly executed and delivered by Parent and, assuming that this Agreement constitutes a valid and binding agreement of Company, constitutes a valid and binding agreement of Parent, enforceable against Parent in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

(ii) The execution and delivery of this Agreement by Parent do not, and the consummation by Parent of the Merger and the other transactions contemplated hereby will not, conflict with, or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation or the loss of a material benefit under, or the creation of a Lien on any assets (any such conflict, violation, default, right of termination, amendment, cancellation or acceleration, loss or creation, is hereinafter referred to as a “Violation”) pursuant to:

(A) any provision of the certificate of incorporation or bylaws of Parent; or

(B) except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent, and subject to obtaining or making the consents, approvals, orders, authorizations, registrations, declarations and filings referred to in paragraph (iii) below, any loan or credit agreement, note, mortgage, bond, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Parent or its properties or assets.

(iii) No consent, approval, order or authorization of, or registration, declaration or filing with, any supranational, national, state, municipal, local or foreign government, any instrumentality, subdivision, tribunal, court, arbitrator, administrative agency or commission or other authority or instrumentality thereof, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority (a “Governmental Entity”) or expiry of any related waiting period is required by or with respect to Parent in connection with the execution and delivery of this Agreement by Parent or Merger Sub or the consummation of the Merger and the other transactions contemplated hereby, except for those required under or in relation to:

(A) state securities or “blue sky” laws;

(B) the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”);

(C) the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”);

(D) the DGCL with respect to the filing of the Certificate of Merger;

(E) Canadian provincial securities laws relating to the resale of the Parent Common Stock issued to security holders of the Company resident in Canada; and

(F) such consents, approvals, orders, authorizations, registrations, declarations and filings and expiry of waiting periods the failure of which to make or obtain or expire would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent.

For purposes of this Agreement, consents, approvals, orders, authorizations, registrations, declarations and filings required under or in relation to any of the foregoing clauses (A) through (E) are hereinafter referred to as “Necessary Consents.”

(iv) The Board of Directors of Parent, at a meeting duly called and held, duly and unanimously adopted resolutions (A) approving and declaring advisable this Agreement and the transactions contemplated hereby, (B) determining that the terms of the Merger and the transactions contemplated thereby are fair to and in the best interests of Parent and its stockholders, (C) determining that the fair market value of Company is equal to at least 80% of Parent’s net assets and (D) recommending that Parent’s stockholders approve the Merger and the transactions contemplated thereby.

(v) The only vote of holders of any class or series of Parent capital stock necessary to approve this Agreement and the transactions contemplated hereby is the approval and adoption by the holders of a majority of the outstanding publicly-held shares of Parent Common Stock; provided, however, that the Parent may not consummate the Merger if the holders of 20% or more in interest of the Parent Common Stock issued in the IPO (“IPO Shares”) shall have demanded that Parent convert such shares into cash pursuant to the Parent’s amended and restated certificate of incorporation (“Parent Charter”).

(d) Reports and Financial Statements.

(i) Parent has filed all required registration statements, reports, schedules, forms, statements and other documents required to be filed by it with the SEC since July 28, 2005 (collectively, as they have been amended since the time of their filing and including all exhibits thereto, the “Parent SEC Reports”). None of the Parent SEC Reports, as of their respective dates (and, if amended or superseded by a filing prior to the date of this Agreement or the Closing Date, then on the date of such filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as set forth on Section 2.1(d) of the Parent Disclosure Schedule, each of the financial statements (including the related notes) included in the Parent SEC Reports presents fairly, in all material respects, the consolidated financial position and consolidated results of operations and cash flows of Parent as of the respective dates or for the respective periods set forth therein, all in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved except as otherwise noted therein, and subject, in the case of the unaudited interim financial statements, to normal and recurring adjustments that were not or are not expected to be material in amount, and lack footnote disclosure. All of such Parent SEC Reports (including any financial statements included or incorporated by reference therein), as of their respective dates (and as of the date of any amendment to the respective Parent SEC Report), complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder.

(ii) Except (A) to the extent reflected in the balance sheet of Parent included in the Parent SEC Report last filed prior to the date hereof or (B) incurred in the ordinary course of business since the date of the balance sheet referred to in the preceding clause (A), Parent does not have any liabilities or obligations of any nature, whether known or unknown, absolute, accrued, contingent or otherwise and whether due or to become due, that have or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent.

(e) Information Supplied.

(i) None of the information supplied or to be supplied by Parent for inclusion or incorporation by reference in the Proxy Statement to be filed with the SEC by Parent in connection with the Merger, or any of the amendments or supplements thereto (as defined below) will, at the time such documents are filed with the SEC, or at any time they are amended or supplemented, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Such documents will each comply as to form in all material respects with the requirements of the Exchange Act and the Securities Act and the rules and regulations of the SEC thereunder.

(ii) Notwithstanding the foregoing provisions of this Section 2.1(e), no representation or warranty is made by Parent with respect to statements made or incorporated by reference in the Proxy Statement based on information not supplied by it or Merger Sub.

(f) Trust Funds; Liquidation.

(i) Since August 16, 2005, Parent has had at least $67,928,000, plus accrued interest (the “Trust Fund”), invested in U.S. government securities in a trust account at a New York branch of JP Morgan Chase (the “Trust Account”), held in trust by Continental Stock Transfer & Trust Company (the “Trustee”) pursuant to the Investment Management Trust Agreement dated as of July 28, 2005, between Parent and the Trustee (the “Trust Agreement”). Upon consummation of the Merger and notice thereof to the Trustee, the Trust Account will terminate and the Trustee shall thereupon be obligated to release as promptly as practicable to Parent the Trust Fund held in the Trust Account, which Trust Fund will be free of any Lien whatsoever and, after taking into account any funds paid to holders of IPO Shares who shall have demanded that Parent convert their IPO Shares into cash pursuant to the Parent Charter shall be an amount at least equal to $54,342,400.

(ii) Effective as of the Effective Time, the obligations of Parent to dissolve or liquidate within the specified time period contained in the Parent Charter will terminate, and effective as of the Effective Time Parent shall have no obligation whatsoever to dissolve and liquidate the assets of Parent by reason of the consummation of the Merger or the transactions contemplated thereby, and following the Effective Time no Parent stockholder shall be entitled to receive any amount from the Trust Account except to the extent such stockholder votes against the approval of this Agreement and the transactions contemplated thereby and demands, contemporaneous with such vote, that Parent convert such stockholder’s shares of Parent Common Stock into cash pursuant to the Parent Charter.

(g) Absence of Certain Changes or Events. Except for liabilities incurred in connection with this Agreement or the transactions contemplated hereby, since December 31, 2005, there has not been any change, circumstance or event which has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent, nor has there by (i) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of any class or series of its capital stock or any purchase, redemption or other acquisition by Parent of any class or series of its capital stock or any other securities of Parent, (ii) any split, combination or reclassification of any capital stock, (iii) any granting by Parent of any increase in compensation or fringe benefits and any granting by Parent of any increase in severance or termination pay or any entry by Parent into any currently effective employment, severance, termination or indemnification agreement, (iv) any material change by Parent in its accounting methods, principles or practices except as required by concurrent changes in U.S. GAAP, (v) any change in auditors of Parent, or (vi) any issuance of Parent capital stock.

(h) Investment Company Act. Parent is not, and will not be after the Effective Time, an “investment company” or a person directly or indirectly “controlled” by or acting on behalf of an “investment company”, in each case within the meaning of the Investment Company Act of 1940, as amended.

(i) Litigation. There are no claims, suits, actions or proceedings pending or to Parent’s Knowledge (as defined in Article X), threatened against Parent, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that seeks to restrain or enjoin the consummation of the transactions contemplated by this Agreement or which could reasonably be expected, either singularly or in the aggregate with all such claims, actions or proceedings, to have a Material Adverse Effect on Parent or have a Material Adverse Effect on the ability of the parties hereto to consummate the Merger.

(j) Employees; Employee Benefit Plans. Parent currently does not have and never has had any employees in Canada. Parent does not maintain, and has no liability under, any plan, and neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any stockholder, director or employee of Parent, or (ii) result in the acceleration of the time of payment or vesting of any such benefits.

(k) No Undisclosed Liabilities. Except as set forth in Section 2.1(k) of the Parent Disclosure Schedule, Parent has no liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to the financial statements included in Parent SEC Reports which are, individually or in the aggregate, material to the business, results of operations or financial condition of Parent, except (i) liabilities provided for in or otherwise disclosed in Parent SEC Reports filed prior to the date hereof, and (ii) liabilities incurred since September 30, 2006 in the ordinary course of business, none of which would have a Material Adverse Effect on Parent. Merger Sub has no assets or properties of any kind, does not now conduct and has never conducted any business, and does not now have and will not have at the Closing any obligations or liabilities of any nature whatsoever except such obligations and liabilities as are imposed under this Agreement.

(l) Title to Property. Except as set forth in Section 2.1(l) of the Parent Disclosure Schedule, Parent does not own or lease any real property or personal property. Except as set forth in Section 2.1(l) of the Parent Disclosure Schedule, there are no options or other contracts under which Parent has a right or obligation to acquire or lease any interest in real property or personal property.

(m) Taxes.

(i) Parent has timely filed all Tax Returns required to be filed by Parent with any Tax authority prior to the date hereof. All such Tax Returns are true, correct and complete in all material respects. Parent has paid all Taxes shown to be due on such Tax Returns.

(ii) All Taxes that Parent is required by law to withhold or collect have been duly withheld or collected, and have been timely paid over to the proper governmental authorities to the extent due and payable.

(iii) Parent has not been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against Parent, nor has Parent executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax (as defined in Section 2.3(k)).

(iv) No audit or other examination of any Tax Return of Parent by any Tax authority is presently in progress, nor has Parent been notified of any request for such an audit or other examination.

(v) No adjustment relating to any Returns filed by Parent has been proposed in writing, formally or informally, by any Tax authority to Parent or any representative thereof.

(vi) Parent has no liability for any material unpaid Taxes which have not been accrued for or reserved on Parent’s balance sheets included in the audited financial statements for the most recent fiscal year ended, whether asserted or unasserted, contingent or otherwise, which is material to Parent, other than any liability for unpaid Taxes that may have accrued since the end of the most recent fiscal year in connection with the operation of the business of Parent in the ordinary course of business, none of which is material to the business, results of operations or financial condition of Parent.

(vii) Parent has not taken any action and does not know of any fact, agreement, plan or other circumstance that is reasonably likely to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(n) Environmental Matters. Except for such matters that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect: (i) Parent has, to Parent’s Knowledge, complied with all applicable Environmental Laws (as defined in Section 2.3(s); (ii) Parent has not received any notice, demand, letter, claim or request for information alleging that Parent may be in violation of or liable under any Environmental Law; and (iii) Parent is not subject to any orders, decrees, injunctions or other arrangements with any governmental entity or subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law.

(o) Brokers. Except as set forth in Section 2.1(o) of the Parent Disclosure Schedule, Parent has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders’ fees or agent’s commissions or any similar charges in connection with this Agreement or any transactions contemplated hereby.

(p) Intellectual Property. Parent does not own, license or otherwise have any right, title or interest in any Intellectual Property Rights (as defined in Section 2.3(t)).

(q) Agreements, Contracts and Commitments.

(i) Except as set forth in the Parent SEC Reports filed prior to the date of this Agreement, there are no contracts, agreements, leases, mortgages, indentures, notes, bonds, liens, license, permit, franchise, purchase orders, sales orders or other understandings, commitments or obligations (including without limitation outstanding offers or proposals) of any kind, whether written or oral, to which Parent is a party or by or to which any of the properties or assets of Parent may be bound, subject or affected, which either (x) creates or imposes a liability greater than $25,000, or (y) may not be cancelled by Parent on less than thirty (30) days’ or less prior notice (“Parent Contracts”). All Parent Contracts are set forth in Section 2.1(q) of the Parent Disclosure Schedule, other than those that are exhibits to the Parent SEC Reports.

(ii) Other than as set forth in Section 2.1(q) of the Parent Disclosure Schedule, each Parent Contract was entered into at arms’ length and in the ordinary course, is in full force and effect and is valid and binding upon and enforceable against each of the parties thereto. Correct and complete copies of all Parent Contracts (or written summaries in the case of oral Parent Contracts) and of all outstanding offers or proposals of Parent have been heretofore delivered to Company.

(iii) Neither Parent nor, to Parent’s Knowledge, any other party thereto is in breach of or in default under, and no event has occurred which with notice or lapse of time or both would become a breach of or default under, any Parent Contract, and no party to any Parent Contract has given any written notice of any claim of any such breach, default or event, which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect on Parent. Each agreement, contract or commitment to which Parent is a party or by which it is bound that has not expired by its terms is in full force and effect, except where such failure to be in full force and effect is not reasonably likely to have a Material Adverse Effect on Parent.

(r) Insurance. Set forth in Section 2.1(r) of the Parent Disclosure Schedule, is a complete list of all liability insurance coverage maintained by Parent which coverage is in full force and effect.

(s) Interested Party Transactions. Except as set forth in the Parent SEC Reports filed prior to the date of this Agreement, no employee, officer, director or stockholder of Parent or a member of his or her immediate family is indebted to Parent nor is Parent indebted (or committed to make loans or extend or guarantee credit) to any of them, other than reimbursement for reasonable expenses incurred on behalf of Parent. To Parent’s Knowledge, none of such individuals has any direct or indirect ownership interest in any Person with whom Parent is affiliated or with whom Parent has a material contractual relationship, or any Person that competes with Parent, except that each employee, stockholder, officer or director of Parent and members of their respective immediate families may own less than 5% of the outstanding stock in publicly traded companies that may compete with Parent. To Parent’s Knowledge, no officer, director or stockholder or any member of their immediate families is, directly or indirectly, interested in any material contract with Parent (other than such contracts as relate to any such individual ownership of capital stock or other securities of Parent).

(t) Indebtedness. Parent has no indebtedness for borrowed money.

2.2. Representations and Warranties of Parent with Respect to Merger Sub. Parent and Merger Sub represent and warrant to Company as follows:

(a) Organization; Reporting. Merger Sub is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Merger Sub is a direct, wholly- owned subsidiary of Parent. Merger Sub has never been subject to the reporting requirements of Sections 13(a) and 15(d) of the Exchange Act.

(b) Corporate Authorization. Merger Sub has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Merger Sub of this Agreement and the consummation by Merger Sub of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Merger Sub. Parent, in its capacity as sole stockholder of Merger Sub, has approved this Agreement and the other transactions contemplated hereby as required by the DGCL. This Agreement has been duly executed and delivered by Merger Sub and, assuming that this Agreement constitutes the valid and binding agreement of Company, constitutes a valid and binding agreement of Merger Sub, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

(c) Non-Contravention. The execution, delivery and performance by Merger Sub of this Agreement and the consummation by Merger Sub of the transactions contemplated hereby do not and will not contravene or conflict with the certificate of incorporation or the bylaws of Merger Sub.

(d) No Business Activities. Merger Sub has not conducted any activities other than in connection with the organization of Merger Sub, the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby. Merger Sub has no subsidiaries.

2.3. Representations and Warranties of Company. Company represents and warrants to Parent and Merger Sub that the statements contained in this Section 2.3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 2.3), except as set forth in the disclosure schedule to be delivered by Company to Parent on the date hereof and initialed by the parties (the “Company Disclosure Schedule”). Disclosures made in the Company Disclosure Schedule shall not be deemed to constitute additional representations or warranties of Company but set forth disclosures, exceptions and exclusions called for under this Agreement provided that they are set forth with reasonable particularity and describe the relevant facts in reasonable detail. The Company Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section 2.3 and Company shall make reasonable effort to specifically cross reference all sections where a particular disclosure qualifies or applies.

(a) Organization, Standing and Power.

(i) Company is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own or hold under lease the assets and properties which it owns or holds under lease, to conduct its business as currently conducted, to perform all of its obligations under the agreements to which it is a party, including, without limitation, this Agreement, and upon the receipt of authorization of the holders of Company Capital Stock in accordance with the DGCL, to consummate the Merger. Company is in good standing in each other jurisdiction wherein the failure so to qualify, individually or in the aggregate, would have a Material Adverse Effect. The copies of the certificate of incorporation and by-laws of Company which have been delivered to Parent by Company are complete and correct. Company has made available to Parent correct and complete copies of the minutes of all meetings of (w) Company stockholders, (x) the Board of Directors of Company and (y) each committee of the Board of Directors of Company held since inception.

(ii) Company has only one subsidiary, PharmAthene Canada, Inc. (the “Subsidiary”). Company does not, directly or indirectly, beneficially or legally own or hold any capital stock or other proprietary interest of an other corporation, partnership, joint venture, business trust or other legal entity. Section 2.3(a) of the Company Disclosure Schedule indicates the jurisdiction of the Subsidiary’s incorporation or formation, and Company’s direct or indirect ownership thereof. The Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has full corporate power and authority to own or hold under lease the assets and properties which it owns or holds under lease and to perform all its obligations under the agreements to which it is a party and to conduct the Subsidiary’s business. The Subsidiary is in good standing in each other jurisdiction wherein the failure so to qualify would, individually or in the aggregate, would have a Material Adverse Effect. Except as set forth on Section 2.3(a) of the Company Disclosure Schedule, all of the outstanding shares of the capital stock of the Subsidiary is owned by Company and is duly authorized and validly issued, fully paid and non-assessable, issued without violation of the preemptive rights of any person, and are owned free and clear of any mortgages, deeds of trust, pledges, liens, security interests or any charges or encumbrances of any nature. Except as set forth on Section 2.3(a) of the Company Disclosure Schedule, no shares of capital stock or other proprietary interest of the Subsidiary is subject to any option, call, commitment or other agreement of any nature, and except as set forth on Section 2.3(a) of the Company Disclosure Schedule, there are no subscriptions, warrants, options, calls, commitments by agreements to which Company or the Subsidiary is bound relating to the issuance or purchase of any shares of capital stock of the Subsidiary. Except as set forth on Section 2.3(a) of the Company Disclosure Schedule, neither Company nor the Subsidiary is party to any agreement or arrangement relating to the voting or control of any capital stock of the Subsidiary, or obligating Company or the Subsidiary to sell any assets of the Subsidiary, which is material to Company’s business or condition. The copies of the certificate of incorporation and by-laws, or other instruments of formation, of the Subsidiary, which have been delivered or made available to Parent by Company are complete and correct. Company has made available to Parent correct and complete copies of the minutes of all meetings of (w) stockholders of the Subsidiary, (x) the Board of Directors of the Subsidiary and (y) each committee of the Board of Directors of the Subsidiary held since inception. Each reference to a “subsidiary” or “subsidiaries” of any person means any corporation, partnership, joint venture or other legal entity of which such person (either above or through or together with any other subsidiary), owns, directly or indirectly, more than 50% of the stock or other equity interests the holder of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

(b) Capital Structure.

(i) The authorized capital stock of Company consists of (i) 147,089,105 shares of Company Common Stock, of which 10,942,906 shares are issued and outstanding and (ii) 105,009,575 shares of Company Preferred Stock, of which (A) 16,442,000 shares have been designated as Series A Convertible Preferred Stock, 16,442,000 of which are issued or outstanding, (B) 65,768,001 shares have been designated as Series B Convertible Preferred Stock, 30,448,147 of which are issued or outstanding, and (C) 22,799,574 shares have been designated as Series C Convertible Preferred Stock, of which 14,946,479 shares are issued and outstanding. There are no other classes of capital stock of Company authorized, issued or outstanding. All of the outstanding shares of Company Capital Stock are, and all outstanding shares of Company Capital Stock issuable upon exercise of Company Options and Company Warrants will be, duly authorized, validly issued and fully paid and non-assessable, issued without violation of the preemptive rights of any person. Except as set forth on Section 2.3(b) of the Company Disclosure Schedule, there are no subscriptions, warrants, options, calls, commitments by or agreements to which Company is bound relating to the issuance, conversion, or purchase of any shares of Company Common Stock, or any other Company Capital Stock. Except as set forth on Section 2.3(b) of the Company Disclosure Schedule, Company is not a party to any agreement or arrangement relating to the voting or control of any of the Company Capital Stock, or obligating Company, directly or indirectly, to sell any asset which is material to the businesses, financial condition, results of operations or prospects of Company and its Subsidiary, taken as a whole (hereinafter referred to as “Company’s business or condition”). Except as set forth in Section 2.3(b) of the Company Disclosure Schedule, Company has not agreed to register any securities under the Securities Act under any arrangements that would require any such registration as a result of this Agreement or the transactions contemplated hereby or otherwise. All outstanding shares of Company Capital Stock, all outstanding Company Options, and all outstanding Company Warrants have been issued or granted in compliance with all applicable securities laws.

(ii) The authorized capital stock of the Subsidiary (the “Subsidiary Capital Stock”) consists of an unlimited number of Class A common shares of which 1,000 shares are issued and outstanding, an unlimited number of Class B common shares of which none are outstanding (of which 466,498 shares issuable upon exercise of warrants), an unlimited number of Class B non-voting preferred shares of which none are issued and outstanding and an unlimited number of Class C non-voting preferred shares of which 2,591,654 are issued and outstanding (and of which 777,496 are issuable upon exercise of warrants). There are no other classes of capital stock of the Subsidiary authorized, issued or outstanding. All of the outstanding shares of Subsidiary Capital Stock are, and all outstanding shares of Subsidiary Capital Stock issuable upon exercise Subsidiary Warrants (as defined below) will be, duly authorized, validly issued and fully paid and non-assessable, issued without violation of the preemptive rights of any person. Except as set forth on Section 2.3(b) of the Company Disclosure Schedule, there are no subscriptions, warrants, options, calls, commitments by or agreements to which the Subsidiary is bound relating to the issuance, conversion, or purchase of any shares of Subsidiary Capital Stock. The Warrants described on Section 2.3(b) of the Company Disclosure Schedule are referred to herein as the “Subsidiary Warrants.” Except as set forth on Section 2.3(b) of the Company Disclosure Schedule, Subsidiary is not a party to any agreement or arrangement relating to the voting or control of any of the Subsidiary Capital Stock, or obligating Subsidiary, directly or indirectly, to sell any asset which is material to Company’s business or condition. Except as set forth in Section 2.3(b) of the Company Disclosure Schedule, Subsidiary has not agreed to register any securities under the Securities Act or like foreign statute, rule or regulation under any arrangements that would require any such registration as a result of this Agreement or the transactions contemplated hereby or otherwise. All outstanding shares of Subsidiary Capital Stock and all outstanding Subsidiary Warrants have been issued or granted in compliance with all applicable securities laws or like foreign statutes, rules or regulations. Upon completion of the Merger, at the Effective Time, Company shall own all of the Subsidiary Capital Stock and there shall not be outstanding any options, warrants or other convertible securities or any other rights to acquire any Subsidiary Capital Stock.

(c) Authority; No Conflicts.

(i) Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Company. This Agreement has been duly executed and delivered by Company and, assuming that this Agreement constitutes a valid and binding agreement of Parent and Merger Sub, constitutes a valid and binding agreement of Company, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

(ii) The execution and delivery of this Agreement by Company does not, and the consummation by Company of the Merger and the other transactions contemplated hereby will not, conflict with, or result in a Violation pursuant to: (A) any provision of the certificate of incorporation or bylaws of Company or (B) except as set forth in Section 2.3(c) of the Company Disclosure Schedule or as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Company, and subject to obtaining or making the consents, approvals, orders, authorizations, registrations, declarations and filings referred to in paragraph (iii) below, any loan or credit agreement, note, mortgage, bond, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Company or its properties or assets.

(iii) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or expiry of any related waiting period is required by or with respect to Company in connection with the execution and delivery of this Agreement by Company or the consummation of the Merger and the other transactions contemplated hereby, except the Necessary Consents, the approvals set forth in Section 2.3(c) of the Company Disclosure Schedule and such consents, approvals, orders, authorizations, registrations, declarations and filings and expiry of waiting periods the failure of which to make or obtain or expire would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Company.

(iv) The Board of Directors of Company has taken all actions so that the restrictions contained in Section 203 of the DGCL applicable to a “business combination” (as defined in Section 203 of the DGCL) will not apply to the execution, delivery or performance of this Agreement or to the consummation of the transactions contemplated by this Agreement.

(v) The Allocation Agreement has been duly and validly executed by Company, and to its Knowledge, each of the other signatories thereto, and constitutes the valid and binding obligation of the parties thereto. There have been no amendments or modifications, written or otherwise, to the Allocation Agreement. Company has delivered to Parent a true and correct copy of the Allocation Agreement.

(d) Financial Statements.

(i) Company has heretofore furnished Parent with copies of the following consolidated financial statements of Company and its Subsidiary: (a) consolidated balance sheet as at September 30, 2006; (b) consolidated statements of operations for the year ended on December 31, 2005; (c) a balance sheet (the “Reference Balance Sheet”) as at September 30, 2006 (the “Reference Balance Sheet Date”); (d) a consolidated statement of operations (the “Reference Income Statement”) for the 9 months ended September 30, 2006 and (e) consolidated audited financial statements for the fiscal years ending December 31, 2005 and December 31, 2004. Company will furnish consolidated audited financial statements for the fiscal years ending December 31, 2006 as soon as they become available and in no event later that February 14, 2007. Except as set forth on Section 2.3(d) to the Company Disclosure Schedule, all such consolidated financial statements are or will be complete and correct, were or will be prepared in accordance with generally accepted accounting principles of the United States (“GAAP”), consistently applied throughout the periods indicated, and have been or will be prepared in accordance with the books and records of Company and its Subsidiary, and present or will present fairly the financial position of Company and its Subsidiary at such dates and the results of its consolidated operations and cash flows for the periods then ended, subject to such inaccuracies, if any, which are not material in nature or amount. The consolidated financial statements of Company and its Subsidiary provided or to be provided to Parent pursuant to this Section 2.3(d) are referred to herein as the “Company Financial Statements.”

(ii) There are no liabilities of or against Company or its Subsidiary of any nature (accrued, absolute or contingent, unasserted, known or unknown, or otherwise), except: (a) as and to the extent reflected or reserved against on the Reference Balance Sheet; (b) as set forth on Section 2.3(d) to the Company Disclosure Schedule; (c) those that are individually, or in the aggregate, not material and were incurred since the Reference Balance Sheet Date in the ordinary course of business consistent with prior practice; or (d) open purchase or sales orders or agreements for delivery of goods and services in the ordinary course of business consistent with prior practice.

(iii) Each of Company and its Subsidiary: maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded timely as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since December 31, 2004, there have been no changes in the internal accounting controls or in other factors that could affect Company’s internal accounting controls.

(e) Information Supplied. None of the information supplied or to be supplied by Company for inclusion or incorporation by reference in the Proxy Statement (as defined below), at the time such document is filed with the SEC, or at any time it is amended or supplemented, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Notwithstanding the foregoing, no representation or warranty is made by Company with respect to statements made or incorporated by reference in such documents based on information supplied by Parent or Merger Sub.

(f) Approval. i) The Board of Directors of Company, by resolutions duly adopted at a meeting duly called and held and not subsequently rescinded or modified in any way, has unanimously (1) declared that this Agreement, the Merger and the other transactions contemplated hereby are advisable and in the best interests of Company and the stockholders of Company, and (2) approved this Agreement, the Merger and the transactions contemplated hereby. The Board of Directors of Company has approved this Agreement, the Merger, and the transactions contemplated hereby and thereby for purposes of Section 203 of the DGCL, and, except for Section 203 of the DGCL (which does not apply as a result of such approval of the Board of Directors of Company), no other “moratorium,” “control share,” “fair price,” or other state takeover statute applies to this Agreement, the Merger or the transactions contemplated hereby and thereby.

(ii) The affirmative vote or consent of a Requisite Majority of the Company Capital Stock (the “Required Company Vote”) is the only vote of the holders of any class or series of Company Capital Stock necessary to approve the transactions contemplated hereby.

(g) Brokers or Finders. Except as set forth in Section 2.3(g) of the Company Disclosure Schedule, neither Company, nor its Subsidiary, nor any director, officer, agent or employee thereof has employed any broker or finder or has incurred or will incur any broker’s, finder’s or similar fees, commissions or expenses, in each case in connection with the transactions contemplated by this Agreement.

(h) Litigation; Permits.

(i) Except as set forth in Section 2.3(h) of the Company Disclosure Schedule, there is no action, suit, proceeding, or claim, pending or to Company’s Knowledge, threatened, and no investigation by any court or government or governmental agency or instrumentality, domestic or foreign, pending or to Company’s Knowledge, threatened, against Company or its Subsidiary, before any court, government or governmental agency or instrumentality, domestic or foreign, nor is there any outstanding order, writ, judgment, stipulation, injunction, decree, determination, award, or other order of any court or government or governmental agency or instrumentality, domestic or foreign, against Company or its Subsidiary.

(ii) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Company, Company holds all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities necessary for the operation of the businesses of Company (the “Company Permits”). Company is in compliance with the terms of the Company Permits, except where the failure to so comply would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Company. The business of Company is not being conducted in violation of, and Company has not received any notices of violations with respect to, any Law, ordinance or regulation of any Governmental Entity, except for actual or possible violations which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Company. Since January 1, 2004, Company has timely filed all material regulatory reports, schedules, statements, documents, filings, submissions, forms, registrations and other documents, together with any amendments required to be made with respect thereto, that each was required to file with any Governmental Entity, including state health and regulatory authorities (“Company Regulatory Filings”) and any applicable Federal regulatory authorities, and have timely paid all Taxes, fees and assessments due and payable in connection therewith, except where the failure to make such filings on a timely basis or payments would not be material to Company. All such Company Regulatory Filings complied in all material respects with applicable Law. All rates, plans, policy forms and terms established or used by Company or its Subsidiary that are required to be filed with and/or approved by Governmental Entities have been so filed and/or approved, the rates charged conform in all material respects to the rates so filed and/or approved and comply in all material respects with the Laws applicable thereto, and to Company’s Knowledge, no such premiums are subject to any investigation by any Governmental Entity.

(iii) Persons employed or otherwise contracted with by Company to provide healthcare services hold all material permits, licenses, exemptions, orders and approvals of all Governmental Entities necessary for such Persons to function in the capacity for which they were employed or contracted.

(i) Absence of Certain Changes or Events. Since December 31, 2005, Company and its Subsidiary have operated their respective businesses in the ordinary course consistent with past practice. Without limiting the generality of the immediately preceding sentence, except as set forth in Section 2.3(i) of the Company Disclosure Schedule, since December 31, 2005, neither Company nor its Subsidiary has:

(i) amended or otherwise modified its constituting documents or by-laws (or similar organizational documents);

(ii) altered any term of any of its outstanding securities or made any change in its outstanding shares of capital stock or other ownership interests or its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise;

(iii) with respect to, any shares of its capital stock or any other of its securities, granted, encumbered, issued or sold, or authorized for grant or encumbrance, issuance or sale, or granted, encumbered, issued or sold any options, warrants, purchase agreements, put agreement, call agreements, participation agreements, subscription rights, conversion rights, exchange rights or other securities, contracts, arrangements, understanding or commitments fixed or contingent that could directly or indirectly, require Company or its Subsidiary to issue, sell, pledge, dispose of or otherwise cause to become outstanding, any of its authorized but unissued shares of capital stock or ownership interests, as appropriate, or any securities convertible into, exchangeable for or carrying a right or option to purchase shares of capital stock, or to create, authorize, issue, sell or otherwise cause to become outstanding any new class of capital stock or ownership interests, as appropriate or entered into any agreement, commitment or understanding calling for any of the above;

(iv) declared, set aside or made any payment, dividend or other distribution upon any capital stock or, directly or indirectly, purchased, redeemed or otherwise acquired or disposed of any shares of capital stock or other securities of or other ownership interests in Company or its Subsidiary;

(v) incurred any liability or obligation under agreements or otherwise, except current liabilities entered into or incurred in the ordinary course of business consistent with past practice; issued any notes or other corporate debt securities or paid or discharged any outstanding indebtedness, except in the ordinary course of business consistent with past practice; or waived any of its respective rights;

(vi) mortgaged, pledged, subjected to any Lien (as hereinafter defined) or granted any security interest in any of its assets or properties; entered into any lease of real property or buildings; or, except in the ordinary course of business consistent with past practice, entered into any lease of machinery or equipment, or sold, transferred, leased to others or otherwise disposed of any tangible or intangible asset or property;

(vii) effected any increase in salary, wages or other compensation of any kind, whether current or deferred, to any employee or agent, other than routine increases in the ordinary course of business consistent with past practice or as was required from time to time by governmental legislation affecting wages (provided, however, that in no event was any such increase in compensation made with respect to any employee or agent earning in excess of $100,000 per annum); made any bonus, pension, option, deferred compensation, or retirement payment, severance, profit sharing, or like payment to any employee or agent, except as required by the terms of plans or arrangements existing prior to such date (provided, however, that in no event was any such payment made with respect to any employee or agent earning in excess of $100,000 per annum); or entered into any salary, wage, severance, or other compensation agreement with a term of one year or longer with any employee or agent or made any contribution to any trust or plan for the benefit of any employee or agent, except as required by the terms of plans or arrangements existing prior to such date; or lost the employment services of any employee whose annual salary exceeded $100,000;

(viii) adopted or, except as required by law, amended, any employee benefit plan other than as necessary in connection with the transactions contemplated hereby;

(ix) entered into any transaction other than in the ordinary course of business consistent with past practice, except in connection with the execution and performance of this Agreement and the transactions contemplated hereby;

(x) terminated or modified any Company Material Contract (as defined below), or received any written notice of termination of any Company Material Contract, except for terminations of Company Material Contracts upon their expiration during such period in accordance with their terms;

(xi) incurred or assumed any indebtedness for borrowed money or guaranteed any obligation or the net worth of any entity or person;

(xii) discharged or satisfied any Lien other than those then required to be discharged or satisfied during such period in accordance with their original terms;

(xiii) paid any material obligation or liability (absolute, accrued, contingent or otherwise), whether due or to become due, except for any current liabilities, and the current portion of any long term liabilities, shown on the Company Financial Statements or incurred since December 31, 2005 in the ordinary course of business consistent with past practice;

(xiv) cancelled, waived or compromised any material debt or claim;

(xv) suffered any damage, destruction, or loss to any of its assets or properties (whether or not covered by insurance) except for damage, destruction or loss occurring in the ordinary course of business which, individually or in the aggregate, would not have a Material Adverse Effect;

(xvi) made any loan or advance to any entity or person other than travel and other similar routine advances to employees in the ordinary course of business consistent with past practice;

(xvii) made any capital expenditures or capital additions or betterments in amounts which exceed $50,000 in the aggregate;

(xviii) purchased or acquired any capital stock or other securities of any other corporation or any ownership interest in any other business enterprise;

(xix) changed its method of accounting or its accounting principles or practices, including any policies or practices with respect to the establishment of reserves for work-in-process and accounts receivable, utilized in the preparation of the Company Financial Statements, other than as required by GAAP;

(xx) instituted or settled any litigation or any legal, administrative or arbitration action or proceeding before any court, government or governmental agency or instrumentality, domestic or foreign, relating to it or any of its properties or assets;

(xxi) made any new elections, changed any current elections or settled or compromised any liability with respect to its Taxes;

(xxii) entered into any agreement or commitment to do any of the foregoing;

(xxiii) suffered any Material Adverse Effect; or

(xxiv) since December 31, 2005, there has been no condition, development or contingency which, so far as reasonably may be foreseen, may, individually or in the aggregate, have a Material Adverse Effect.

(j) Compliance with Laws and Regulations.

(i) Company and its Subsidiary have complied with all applicable Laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of Governmental Entities (and all agencies thereof) except where such non-compliance has not and would not have a Material Adverse Effect on their businesses or operations, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply. Company and its Subsidiary hold all licenses and permits, required to be held by them under the laws all jurisdictions in which they operate in order to operate their businesses as currently operated and Company has not received any notice, written or otherwise, of the initiation of proceedings to revoke any such license or permit, except where such failure to hold any such licenses or permits would not have a Material Adverse Effect. Section 2.3(j) of the Company Disclosure Schedule sets forth the names of those states in which Company operates.

(ii) Neither Company nor its Subsidiary has, since its incorporation, entered into a memorandum of understanding, consent decree or similar instrument with any governmental agency or has been the subject of any investigation or legal proceeding, which could have a Material Adverse Effect on its business or operations.

(iii) Neither Company nor any of its respective officers, directors, employees or agents, has directly or indirectly: (A) offered or paid any amount to, or made any financial arrangement with, any of its accounts in order to promote business from such accounts, other than standard pricing or discount arrangements consistent with proper business practices; (B) given, or agreed to give, or is aware that there has been made, or that there is an agreement to make, any gift or gratuitous payment of any kind, nature or description (whether in money, property or services) to any current account or supplier, source of financing, landlord, sub-tenant, licensee or anyone else; or (C) made, or has agreed to make, any payments to any person with the intention or understanding that any part of such payment was to be used directly or indirectly for the benefit of any current account or employee, supplier or landlord of such current account, or for any purpose other than that reflected in the documents supporting the payments.

(iv) Company and its Subsidiary are in compliance with, and are not in default or violation of, (A) its respective certificate of incorporation and bylaws, (B) any Law or order by which any of its respective assets or properties are bound or affected and (C) the terms of all notes, bonds, mortgages, indentures, contracts, permits, franchises and other instruments or obligations to which it is a party or by which it is or any of its assets or properties are bound or affected, except, in the case of clauses (B) and (C), for any such failures of compliance, defaults and violations which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Company is in compliance with the terms of all approvals, except where the failure to so comply could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as set forth in the Company Disclosure Schedule or as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, neither Company nor its Subsidiary has received notice of any revocation or modification of any Approval of any Governmental Entity that is material to Company.

(v) The operations of Company and its Subsidiary are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Law”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Company with respect to the Money Laundering Laws is pending or, to Company’s Knowledge, threatened, except, in each case, as would not reasonably be expected to materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of Company and its Subsidiary, taken as a whole.

(vi) Company and its Subsidiary are in material compliance with all statutory and regulatory requirements under the Arms Export Control Act (22 U.S.C. 2778), the International Traffic in Arms Regulations (22 C.F.R. § 120 et seq.), the Export Administration Regulations (15 C.F.R. §730 et seq.) and associated executive orders, the laws implemented by the Office of Foreign Assets Controls, United States Department of Treasury and all other domestic or foreign laws relating to export control (collectively, the “Export Control Laws”) except as would not individually or in the aggregate be material to Company taken as a whole. Company has not received any written communication that alleges that Company is not, or may not be, in compliance with, or has, or may have, any liability under Export Control Laws. Company has all necessary authority under the Export Control Laws to conduct its business substantially in the manner conducted prior to the date hereof and substantially as it is being conducted on the date hereof except as would not, individually or in the aggregate, be material to Company.

(vii) Company is in compliance with all national security obligations, including, without limitation, those specified in the National Industrial Security Program Operating Manual, DOD 5220.22-M (January 1995). To Company’s Knowledge, it has not, within the last five (5) years, received any invalidation of a facility clearance or other adverse action of a Governmental Entity with respect to any facility clearance or any adverse determination with respect to personal security clearances for officers, directors or employees of Company.

(k) Taxes. Except as set forth in Section 2.3(k) of the Company Disclosure Schedule:

(i) Company and its Subsidiary has timely and accurately filed, or caused to be timely and accurately filed, all Tax Returns required to be filed by it, and has paid, collected or withheld, or caused to be paid, collected or withheld, all amounts of Taxes required to be paid, collected or withheld, other than such Taxes for which adequate reserves have been established and which are being contested in good faith. There are no claims or assessments pending against Company or its Subsidiary for any alleged deficiency in any Tax, there are no pending or, to Company’s Knowledge, threatened audits or investigations for or relating to any liability in respect of any Taxes, and Company has not been notified in writing of any proposed Tax claims or assessments against Company or its Subsidiary (other than in each case, claims or assessments for which adequate reserves have been established and which are being contested in good faith). Neither Company nor its Subsidiary has executed any waivers or extensions of any applicable statute of limitations to assess any amount of Taxes. There are no outstanding requests by Company or its Subsidiary for any extension of time within which to file any Tax Return or within which to pay any amounts of Taxes shown to be due on any Tax Return. To the Company’s Knowledge, there are no liens for Taxes on the assets of Company or its Subsidiary except for statutory liens for current Taxes not yet due and payable. There are no outstanding powers of attorney enabling any party to represent Company or its Subsidiary with respect to Taxes. Other than with respect to Company or its Subsidiary, neither Company nor its Subsidiary is liable for Taxes of any other Person, or is currently under any contractual obligation to indemnify any person with respect to any amounts of Taxes (except for customary agreements to indemnify lenders or security holders in respect of Taxes), or is a party to any tax sharing agreement or any other agreement providing for payments by Company or its Subsidiary with respect to any amounts of Taxes. Neither Company nor its Subsidiary has engaged in any transaction which requires its participation to be disclosed under Treas. Reg. Sec. 1.6011-4.

(ii) For purposes of this Agreement, the term “Tax” shall mean any United States or Canadian federal, national, state, provincial, territorial, local or other jurisdictional income, gross receipts, property, sales, goods and services, use, license, excise, franchise, employment, payroll (including employee withholding taxes), estimated, alternative, or add-on minimum, ad valorem, transfer or excise tax, goods and services or any other tax, custom, duty, governmental fee or other like assessment or charge imposed by any governmental authority, together with any interest or penalty imposed thereon. The term “Tax Return” shall mean a report, return or other information (including any attached schedules or any amendments to such report, return or other information) required to be supplied to or filed with a governmental authority with respect to any Tax, including an information return, claim for refund, amended return or declaration or estimated Tax.

(l) Accounting and Financial Matters. Since January 1, 2004, except as set forth in Section 2.3(l) of the Company Disclosure Schedule, Company has not received written notice from any Governmental Entity that any of its accounting policies or practices are or may be the subject of any review, inquiry, investigation or challenge by a Governmental Entity. Since January 1, 2004, Company’s independent public accounting firm has not informed Company that it has any material questions, challenges or disagreements regarding or pertaining to Company’s accounting policies or practices. Since January 1, 2004, no officer or director of Company has received, or is entitled to receive, any material compensation from any entity that has engaged in or is engaging in any material transaction with Company or its Subsidiary. Set forth in Section 2.3(l) of the Company Disclosure Schedule is a list of all off-balance sheet special purpose entities and financing arrangements of Company and its Subsidiary.

(m) Third-Party Payors. All contracts with third-party payors were entered into by Company or its Subsidiary in the ordinary course of business. Company and its Subsidiary have properly charged and billed in accordance with the terms of those contracts in all material respects, including, where applicable, billing and collection of all deductibles and co-payments.

(n) Government Contracts.

(i) Except as set forth in Section 2.3(n) of the Company Disclosure Schedule, with respect to each contract, agreement, bid or proposal between Company, its Subsidiary and any (A) Governmental Entity, including any facilities contract for the use of government-owned facilities or (B) third party relating to a contract between such third party and any Governmental Entity (each a “Government Contract”), (1) Company and its Subsidiary have complied in all material respects with all requirements of all applicable laws, or agreements pertaining to such Government Contract; (2) all representations and certifications executed, acknowledged or set forth in or pertaining to such Government Contract were complete and correct as of their effective dates and Company has complied with all such representations and certifications; (3) neither the United States government nor any prime contractor, subcontractor or other Person has notified Company, in writing or orally, that Company has breached or violated any Law, certification, representation, clause, provision or requirement pertaining to such Government Contract; (4) neither Company nor its Subsidiary has received any notice of termination for convenience, notice of termination for default, cure notice or show cause notice pertaining to such Government Contract; (5) other than in the ordinary course of business, no cost incurred by Company or its Subsidiary pertaining to such Government Contract has been questioned or challenged, is the subject of any audit or investigation or has been disallowed by any Governmental Entity; and (6) no payments due to Company or its Subsidiary pertaining to such Government Contract have been withheld or set off, nor has any claim been made to withhold or set off money, and Company is entitled to all progress or other payments received with respect thereto, except, in the case of (1) through (6) above, as would not be material to Company, taken as a whole.

(ii) Company or to Company’s Knowledge, any of its directors, officers, employees or authorized agents is not, or since January 1, 2004 has not been under (A) any civil or criminal investigation or indictment by any Governmental Entity or under investigation by Company or its Subsidiary or (B) administrative investigation or audit by any Governmental Entity in either case with respect to any alleged improper act or omission arising under or relating to any Government Contract.

(iii) There exist (A) no outstanding material claims against Company or its Subsidiary, either by any Governmental Entity or by any prime contractor, subcontractor, vendor or other Person, arising under or relating to any Government Contract, and (B) no material disputes between Company and the United States government under the Contract Disputes Act, as amended, or any other federal statute, or between Company or its Subsidiary, on the one hand, and any prime contractor, subcontractor or vendor on the other, arising under or relating to any Government Contract. Company does not have any interest in any material pending claim against any prime contractor, subcontractor, vendor or other Person arising under or relating to any Government Contract.

(iv) Since January 1, 2004, neither Company nor its Subsidiary has been debarred or suspended from participation in the award of Contracts with the United States government or any other Governmental Entity. To Company’s Knowledge, there exist no facts or circumstances that would warrant the institution of suspension or debarment proceedings or the finding of non-responsibility or ineligibility on the part of Company or any of its directors, officers or employees. Company has no Knowledge of any claim, potential claim or potential liability for defective pricing, false statements or false claims with respect to any of their Government Contracts.

(o) Property Interests.

(i) Set forth in Section 2.3(o) of the Company Disclosure Schedule attached hereto is a list of every parcel of real estate owned by Company or its Subsidiary and a list of each lease agreement under which Company or its Subsidiary is lessee of, or holds or operates, any real estate owned by any third party (collectively hereinafter referred to as the “Company Real Properties”). Company or its Subsidiary has good and marketable title to the properties owned by Company or its Subsidiary set forth on Section 2.3(o) of the Company Disclosure Schedule and all fixtures thereon in fee simple absolute, subject to no Liens. There is no option or right held by any third party to purchase any such properties or any part thereof, or any of the fixtures and equipment thereon. All buildings, driveways and other improvements on such properties, respectively, are within its boundary lines, and no improvements on adjoining properties extend across the boundary lines onto such properties. Each lease agreement described in Section 2.3(o) of the Company Disclosure Schedule is in full force and effect and constitutes a legal, valid and binding obligation of the respective parties thereto. Neither Company nor its Subsidiary is in a default under any such lease agreement, nor to the Company’s Knowledge is any other party to any such lease agreement in default thereunder, and no event has occurred, or is alleged to have occurred, which constitutes, or with lapse of time or giving of notice or both would constitute, a default by any party to any such lease agreement or a basis for a claim of force majeure or other claim of excusable delay or non-performance thereunder, other than with respect to any default, event or claim which, individually or in the aggregate, would not have a Material Adverse Effect;

(ii) Except as set forth in Section 2.3(o) of the Company Disclosure Schedule, Company and its Subsidiary have good and marketable title to all of their respective assets and properties, in each case free and clear of all Liens. Company and its Subsidiary lease or own all properties and assets necessary for the operation of their respective businesses as presently conducted, and the assets and properties of Company and its Subsidiary include all of the assets, of every kind and nature, whether tangible or intangible, and wherever located, which are utilized by Company or its Subsidiary in the conduct of their respective businesses. Neither Company nor its Subsidiary have received notice of any violation of, or default under, any Law, ordinance, order, regulation, or governmental or contractual requirement relating to the assets and properties of Company or its Subsidiary which remains uncured or has not been dismissed, other than with respect to any violation which, individually or in the aggregate, would not have a Material Adverse Effect. All leases and licenses pursuant to which Company or its Subsidiary lease or license personal and intangible property from others, are in good standing, valid and effective in accordance with their respective terms, and there is not, under any of such leases or licenses, any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default, or would constitute a basis for a claim of force majeure or other claim of excusable delay or non-performance) which would result in a Material Adverse Effect. All the tangible personal property owned or leased by Company or its Subsidiary is in good operating condition and repair, subject only to ordinary wear and tear, and conforms in all respects to all applicable Laws, ordinances, orders, regulations or governmental or contractual requirements relating to their operations.

(p) Affiliate Transactions. Except (i) for employment relationships between Company or its Subsidiary and employees of Company or its Subsidiary otherwise disclosed pursuant to this Agreement, (ii) for remuneration by Company or its Subsidiary for services rendered as a director, officer or employee of Company or its Subsidiary otherwise disclosed pursuant to this Agreement, or (iii) as set forth in Section 2.3(p) of the Company Disclosure Schedule, (A) neither Company nor its Subsidiary has, and has not since its inception, in the ordinary course of business or otherwise, directly or indirectly, purchased, leased or otherwise acquired any property or obtained any services from, or sold, leased or otherwise disposed of any property or furnished any services to any affiliate of Company or its Subsidiary; (B) neither Company nor its Subsidiary owes any amount to any affiliate of Company or its Subsidiary; (C) no affiliate of Company or its Subsidiary owes any amount to any of Company or its Subsidiary; and (D) no part of the property or assets of any affiliate of Company or its Subsidiary is used by either of Company or its Subsidiary in the conduct or operation of their businesses. No affiliate of Company or its Subsidiary owns any business which is a significant competitor of Company or its Subsidiary.

(q) Health Insurance Portability and Accountability Act of 1996. Company is, and Company’s business is being conducted, in compliance in all material respects with the Health Insurance Portability and Accountability Act of 1996.

(r) Off-Balance Sheet Arrangements. Section 2.3(r) of the Company Disclosure Schedule describes, and Company has delivered to Parent copies of the documentation creating or governing, all securitization transactions and other “off-balance sheet arrangements” (as defined in Item 303(c) of Regulation S-K of the SEC) that existed or were effected by Company since January 1, 2004 in effect on the date hereof.

(s) Environmental Matters.

Definitions. For the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Environment” shall mean air, land, surface soil, subsurface soil, sediment, surface water, groundwater, wetlands and all flora and fauna present therein or thereon.

“Environmental Conditions” shall mean any pollution or contamination or threatened pollution or contamination of, or the Release or threatened Release of Hazardous Materials into, the Environment.

“Environmental Laws” means all federal, regional, state, county or local Laws, statutes, ordinances, decisional law, rules, regulations, codes, orders, decrees, directives and judgments relating to public health or safety, pollution, damage to or protection of the Environment, Environmental Conditions, Releases or threatened Releases of Hazardous Materials into the Environment or the use, manufacture, processing, distribution, treatment, storage, generation, disposal, transport or handling of Hazardous Materials, including but not limited to, the Federal Water Pollution Control Act, 33 U.S.C. §§ 1231-1387; the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901-6991 (“RCRA”); the Clean Air Act, 42 U.S.C. §§7401-7642; the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. §§ 9601-9675 (“CERCLA”); the Toxic Substances Control Act, 15 U.S.C. §§ 2601-2629; the Federal Occupational Safety and Health Act, 29 U.S.C. § 657 et seq. (“OSHA”); comparable state laws; and any and all rules and regulations promulgated thereunder.

“Hazardous Materials” shall mean any substances, materials or wastes, whether liquid, gaseous or solid, or any pollutant or contaminant, that is infectious, toxic, hazardous, explosive, corrosive, flammable or radioactive, including without limitation, petroleum, polychlorinated biphenyls, asbestos and asbestos containing materials and urea formaldehyde, or that is regulated under, defined, listed or included in any Environmental Laws, including without limitation, CERCLA, RCRA and OSHA.

“Release” shall mean any intentional or unintentional release, discharge, burial, spill, leaking, pumping, pouring, emitting, emptying, injection, disposal or dumping into the Environment.

Except as set forth in Section 2.3(s) of the Company Disclosure Schedule:

(i) The respective businesses of Company and its Subsidiary, and the Company Real Properties, are, and at all times have been, in compliance with all applicable Environmental Laws, except for such non-compliance which, individually or in the aggregate, would not have a Material Adverse Effect.

(ii) Company possesses all permits, authorizations, licenses, approvals and consents required under Environmental Laws (“Environmental Permits”) in order to conduct its business as it is now being conducted. Company is in compliance with all requirements, terms and provisions of such Environmental Permits, except for such non-compliance which, individually or in the aggregate, would not have a Material Adverse Effect.

(iii) Company and its Subsidiary have filed on a timely basis (and updated as required) all reports, disclosures, notifications, applications, pollution prevention, storm water prevention or discharge prevention or response plans or other emergency or contingency plans required to be filed under Environmental Laws with respect to their business and the Company Real Properties.

(iv) Neither Company nor, to Company’s Knowledge, its Subsidiary have received any notice that Company, its Subsidiary or any of the Company Real Properties: (1) is in violation of the requirements of any Environmental Permit or Environmental Laws; (2) is the subject of any suit, claim, proceeding, demand, order, investigation or request or demand for information arising under any Environmental Permit or Environmental Laws; or (3) has actual or potential liability under any Environmental Laws, including without limitation, CERCLA, RCRA or any comparable state or local Environmental Laws.

(v) To Company’s Knowledge, there are no Environmental Conditions or other facts, circumstances or activities arising out of or relating to the business of Company or its Subsidiary or the use, operation or occupancy by Company or its Subsidiary of any of the Company Real Properties that result or reasonably could be expected to result in (1) any obligation of Company or its Subsidiary to file any report or notice, to conduct any investigation, sampling or monitoring or to effect any environmental cleanup or remediation, whether on-site or offsite; or (2) liability, either to governmental agencies or third parties, for damages (whether to person, property or natural resources), cleanup costs or remedial costs of any kind or nature whatsoever.

(vi) Neither Company nor, to Company’s Knowledge, its Subsidiary has transported for storage, treatment or disposal, by contract, agreement or otherwise, or arranged for the transportation, storage, treatment or disposal, of any Hazardous Material at or to any location including, without limitation, any location used for the treatment, storage or disposal of Hazardous Materials.

(t) Intellectual Property.

(i) As used in this Agreement, the term “Intellectual Property Rights” means all: (i) patents, patent applications, foreign patents and foreign patent applications, inventions and designs, and any registrations thereof with any agency or authority, (ii) trademarks, service marks, trade names, domain names, copyrights and mask works and all registrations and applications to register any of the foregoing with any agency or authority; (iii) trade secrets and confidential business information, whether patentable or unpatentable and whether or not reduced to practice, including all formulae, processes, know-how, technical and clinical data, shop rights, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information and any media or other tangible embodiment thereof and all descriptions thereof; (iv) all other technology and intangible property, including without limitation computer software and programs in object code or source code form, databases, and documentation and flow charts; and (v) all licenses, grants or other rights running to or from a person relating to any of the foregoing, including material transfer agreements.

(ii) Set forth on Section 2.3(t) of the Company Disclosure Schedule is a true, accurate and complete list of all Intellectual Property Rights owned, licensed or used by Company or its Subsidiary and that are material to the business of Company as presently conducted or as contemplated to be conducted (hereinafter referred to as the “Company Intellectual Property Rights”), specifying whether such Intellectual Property Rights are exclusive or non-exclusive to Company or its Subsidiary and including identifying information of all federal, state and foreign registrations of such Intellectual Property Rights or applications for registration thereof (but excluding software licenses that are generally commercially available).

(iii) Company or its Subsidiary owns, is licensed to use, or otherwise has the full legal right to use all of the Company Intellectual Property Rights, free and clear of any Lien. To Company’s Knowledge, such Company Intellectual Property Rights are sufficient for the conduct of Company’s business as presently conducted and to Company’s Knowledge, as contemplated to be conducted, and constitute all of the Intellectual Property Rights owned, licensed or used by Company. Except for the licenses disclosed in Section 2.3(t) of the Company Disclosure Schedule (hereinafter referred to as the “Company Licenses”), (A) Company is not bound by or a party to any rights or options (whether or not currently exercisable), licenses or agreements of any kind (other than software licenses that are generally commercially available) with respect to the Company Intellectual Property Rights and (B) to Company’s Knowledge, there are no other outstanding rights or options (whether or not currently exercisable), licenses or agreements of any kind relating to Company Intellectual Property Rights. Except under the Company Licenses identified in Section 2.3(t) of the Company Disclosure Schedule, Company is not obligated to pay any royalties or other compensation or expenses (other than fees for software licenses that are generally commercially available), to any third party in respect of its ownership, use or license of any of the Company Intellectual Property Rights. There has been no breach or violation by Company, and to Company’s Knowledge there is no breach or violation by any other party to, any Company License that is reasonably likely to give rise to any termination or any loss of rights thereunder.

(iv) Except as set forth in Section 2.3(t) of the Company Disclosure Schedule, to the Company’s Knowledge, neither Company’s business, as presently conducted or as contemplated to be conducted, nor the current and contemplated products or services of Company infringe, constitute the misappropriation of, or conflict with, any Intellectual Property Rights of any third party. Company is not aware of any claim, and has not received any notice or other communication (in writing or otherwise) of any claim from, any person asserting that Company’s business, as presently conducted or as contemplated to be conducted, or any of the current or contemplated products or services of Company infringe or may infringe, constitute the misappropriation of, or conflict with, any Intellectual Property Rights of another person. Company is not aware of any existing or threatened infringement, misappropriation, or competing claim by any third party on the right to use or own any of, the Company Intellectual Property Rights.

(v) Company has taken commercially reasonable measures and precautions to establish and preserve the confidentiality, secrecy and ownership of all Company Intellectual Property Rights with respect to its products and services. Without limiting the generality of the foregoing employees who have had access to confidential or proprietary information of Company have executed and delivered to Company confidentiality agreements in a form customary in the industry in which Company operates. Copies of such agreements have been delivered to Parent, and all of such agreements are in full force and effect. Company is not aware of any violation of the confidentiality of any non-public Company Intellectual Property Rights. Company is not making unlawful use of any confidential information or trade secrets of any third party. To Company’s Knowledge, the activities of Company’s employees, consultants, or independent contractors on behalf of Company’s business, as presently conducted and contemplated to be conducted, do not violate any agreements or arrangements which such employees have with former employers or any other third person. To Company’s Knowledge, no current or former employee, officer, director, stockholder, consultant or independent contractor has any right, claim or interest in or with respect to any of the Company Intellectual Property Rights.

(vi) Except as set forth in Section 2.3(t) of the Company Disclosure Schedule, to Company’s Knowledge, no third party has infringed, misappropriated or otherwise conflicted with any of the Company Intellectual Property Rights. To Company’s Knowledge, there are no third party challenges to the Company Intellectual Property Rights including interferences, reexaminations, oppositions and appeals.

(vii) Except as set forth in Section 2.3(t) of the Company Disclosure Schedule, (i) there is no action, suit, order, claim, or to Company’s Knowledge, governmental investigation pending, or, to Company’s Knowledge, threatened in writing against Company or affecting Company, relating to the Company Intellectual Property Rights and reasonably likely so as to cause a Material Adverse Effect (or to Company’s Knowledge, pending or threatened in writing against any of the officers, directors or employees of Company with respect to Company’s business or proposed business activities) at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality (including, without limitation, any actions, suits, proceedings or investigations with respect to the transactions contemplated by this Agreement); (ii) nor has there been any such actions, suits, orders, claims, or to Company’s Knowledge, governmental investigations or claims pending against Company at any time; (iii) to Company’s Knowledge, there is no valid basis for any of the foregoing; (v) Company is not subject to any judgment, order or decree of any court or other governmental agency; and (vi) there is no action, suit, proceeding, or investigation by Company currently pending or which Company presently intends to initiate with respect to the transactions contemplated by the Agreement.

(u) Certain Agreements. Section 2.3(u) of the Company Disclosure Schedule lists, as of the date hereof, each of the following contracts, agreements or arrangements, whether written or oral, to which Company is a party or by which it is bound (collectively, the “Company Material Contracts”):

(i) any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC);

(ii) all healthcare and clinical testing contracts measured in terms of payments received;

(iii) all Government Contracts;

(iv) promissory notes, loans, agreements, indentures, evidences of indebtedness or other instruments providing for the lending of money, whether as borrower, lender or guarantor, in amounts greater than $100,000 (it being understood that trade payables, ordinary course business funding mechanisms between Company and its customers and providers shall not be considered indebtedness for purposes of this provision);

(v) any contract or other agreement expressly restricting the payment of dividends or the repurchase of stock or other equity;

(vi) collective bargaining contracts;

(vii) material joint venture, partnership agreements or other similar agreements;

(viii) any contract for the pending acquisition, directly or indirectly (by merger or otherwise), of any entity or business;

(ix) any contract, agreement or policy for reinsurance involving ceded insurance premiums of greater than $100,000;

(x) leases for real or personal property involving annual expense in excess of $500,000 and not cancelable by Company (without premium or penalty) within twelve (12) months;

(xi) all contracts to which Company is a party granting any license to intellectual property (other than trade and service marks) and any other license (other than real estate or computer software) having an aggregate value per license, or involving payments to Company, of more than $100,000 on an annual basis;

(xii) all confidentiality agreements (other than in the ordinary course of business), agreements by Company not to acquire assets or securities of a third party or agreements by a third party not to acquire assets or securities of Company;

(xiii) any contract, other than any insured customer contracts or equipment lease, having an aggregate value per contract, or involving payments by or to Company, of more than $100,000 on an annual basis that requires consent of a third party in the event of or with respect to the Merger, including in order to avoid termination or loss of benefits under any such contract;

(xiv) any non-competition agreement or any other agreement or arrangement that by its terms (A) limits or otherwise restricts Company or any successor thereto or (B) would, after the Effective Time, limit or otherwise restrict Company or Parent including the Surviving Corporation or any successor thereto, from engaging or competing in any line of business or in any geographic area;

(xv) any contract or order with or from a Governmental Entity; and

(xvi) all employment contracts, consulting agreements, representative agreements and service contracts to which Company is a party.

Company has previously made available to Parent complete and accurate copies of each Company Material Contract listed, or required to be listed, in Section 2.3(u) of the Company Disclosure Schedule (including all amendments, modifications, extensions, renewals, guarantees or other contracts with respect thereto, but excluding certain names, terms and conditions that have been redacted in compliance with applicable laws governing the sharing of information or otherwise). All of the Company Material Contracts are valid and binding and in full force and effect (except those which are cancelled, rescinded or terminated after the date hereof in accordance with their terms), except where the failure to be in full force and effect, individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect on Company. To Company’s Knowledge, no Person is challenging the validity or enforceability of any Company Material Contract, except such challenges which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Company. Company has not, and to Company’s Knowledge, as of the date hereof, none of the other parties thereto, have violated any provision of, or committed or failed to perform any act which (with or without notice, lapse of time or both) would constitute a default under the provisions of, any Company Material Contract, except for those violations and defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Company.

(v) FDA Matters.

(i) For purposes of this Agreement: (i)”FDA” means the United States Food and Drug Administration and corresponding regulatory agencies in other countries and in states of the United States, (ii) “FDA Clearance and Approval” means any pre-market notification or pre-market approval application, consent, certificate, registration, permit, license or other authorization, and the filing of any notification, application, report or information, required by the FDA or any other government entity pursuant to any FDA Law, (iii) “FDA Company Contractor” means any person with which Company or its Subsidiary formerly or presently had or has any agreement or arrangement (whether oral or written) under which that person has or had physical possession of, or was or is obligated to develop, test, process, investigate, manufacture or produce, any FDA Regulated Product on behalf of Company, (iv) “FDA Law” means any statute, regulation, judicial or administrative interpretation, guideline, point-to-consider, recommendation or standard international guidance relating to any FDA Regulated Product, including, without limitation, the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. sec. 301 et seq., the FDA Modernization Act of 1997, Stand Alone Provisions, Pub. L. No. 105-115, 111 Stat. 2295 (1997), and equivalent statutes, regulations and guidance’s adopted by countries, international bodies and other jurisdictions, in addition to the United States, where Company has facilities, does business, or directly or through others sells or offers for sale any FDA Regulated Product, and (v) “FDA Regulated Product” means any product or component including, without limitation, any medical device, that is studied, used, held or offered for sale for human research or investigation or clinical use.

(ii) Company has not obtained any clearances or approvals from the FDA to conduct its current businesses, to manufacture, hold or sell FDA Regulated Products, and to use and occupy the Company Real Properties.

(iii) Company has no obligations to submit reports and filings to the FDA.

(iv) Except as set forth in Section 2.3(v) to the Company Disclosure Schedule, there is no civil, criminal or administrative action, suit, demand, claim, complaint, hearing, notice of violation, investigation, notice, demand letter, proceeding or request for information pending or any liability (whether actual or contingent) to comply with any FDA Laws. There is no act, omission, event or circumstance of which Company has Knowledge that may give rise to any such action, suit, demand, claim, complaint, hearing, notice of violation, investigations, notice, demand letter, proceeding or request, or any such liability:

against, involving or of Company, or

against, involving or of any other person (including, without limitation, any FDA Company Contractor) that could be imputed or attributed to Company.

(v) There has not been any violation of any FDA Laws by Company in their prior product developmental efforts, or any other Governmental Entity (or any failure to make any such submission or report) that could reasonably be expected to require investigation, corrective action or enforcement action.

(w) Employee Benefit Plans.

(i) Except as set forth on Section 2.3(w) of the Company Disclosure Schedule, neither Company nor its Subsidiary maintains, sponsors, contributes to, is required to contribute to, is a party to, or otherwise has or is reasonably expected to have any liability (contingent or otherwise) with respect to (1) any “employee welfare benefit plan,” as defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (2) any “employee pension benefit plan,” as defined in Section 3(2) of ERISA, (3) any plan or agreement providing for bonuses, stock options, stock appreciation rights, stock purchase plans or other forms of equity-based compensation, (4) any other plan or agreement involving direct or indirect compensation (including any deferred compensation) other than workers’ compensation, unemployment compensation and other government programs, (5) any employment, severance, separation, change of control or other similar contract, arrangement or policy providing for insurance coverage, salary continuation, non-statutory workers’ compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits, pension, supplemental pension, savings, retirement savings, fringe benefits, deferred compensation, profit-sharing, bonuses, other forms of incentive compensation or post-retirement insurance, compensation or benefits, (6) any other employee benefit plan, arrangement, program, agreement, policy or practice, formal or informal, funded or unfunded, insured or self-insured, that covers any current or former employee of Company or its Subsidiary, or (7) any multiemployer plan (within the meaning of Section 3(37) of ERISA) (hereinafter “Multiemployer Plan”). Each plan or agreement required to be set forth on Section 2.3(w) of the Company Disclosure Schedule, other than a Multiemployer Plan, pursuant to the foregoing is referred to herein as a “Company Benefit Plan.”

(ii) Company has delivered or made available to Parent the following documents with respect to each Company Benefit Plan: (1) correct and complete copies of all documents embodying such Company Benefit Plan, including (without limitation) all amendments thereto and all related trust documents, (2) a written description of any Company Benefit Plan that is not set forth in a written document, (3) the most recent summary plan description, summary of material modifications and other similar descriptive materials distributed to plan participants and beneficiaries, (4) the most recent Internal Revenue Service (“IRS”) determination letter or similar forms of any applicable foreign jurisdiction, if any, (5) the three most recent annual reports (Form Series 5500 and all schedules and financial statements attached thereto), if any, and (6) all material written agreements and contracts currently in effect, including (without limitation) administrative service agreements, group annuity contracts and group insurance contracts.

(iii) Each Company Benefit Plan materially complies, and has been maintained and administered in all material respects in compliance with, its terms and with the requirements prescribed by any and all applicable law, including (without limitation) ERISA and the Code. All material contributions, reserves or premium payments required to be made or accrued as of the date hereof to the Company Benefit Plans have been timely made or accrued. Neither Company nor its Subsidiary has taken or failed to take any action with respect to any Company Benefit Plan which might create any material liability on the part of Company or its Subsidiary.

(iv) Neither Company nor its Subsidiary maintains, participates in or contributes to, nor have they ever maintained, participated in, or contributed to, any Multiemployer Plan, a plan described in Section 413 of the Code, or any plan subject to Title IV of ERISA or Section 302 of ERISA. Neither Company nor its Subsidiary has any outstanding or contingent obligations or liabilities (including, without limitation, any withdrawal liability) with respect to a Multiemployer Plan providing pension or other benefits, a plan described in Section 413 of the Code, or any plan subject to Title IV of ERISA or Section 302 of ERISA.

(v) Neither Company nor its Subsidiary is subject to any material liability or penalty under Sections 4975 through 4980B of the Code or Title I of ERISA. With respect to each Benefit Plan which is a “group health plan” as defined in Section 5000(b)(1) of the Code and Section 607(l) of ERISA, Company and its Subsidiary have complied in all material respects with the applicable health care continuation requirements in Section 4980B of the Code and in ERISA. Company, and its Subsidiary, and each Company Benefit Plan which is a group health plan has, as of the date hereof, complied in all material respects with the Family and Medical Leave Act of 1993, the Health Insurance Portability and Accountability Act of 1996, the Women’s Health and Cancer Rights Act of 1998, the Newborns’ and Mothers’ Health Protection Act of 1996, and any similar provisions of state law applicable to employees of Company and its Subsidiary. No “prohibited transaction,” within the meaning of Section 4975(c) of the Code or Sections 406 or 407 of ERISA and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Company Benefit Plan.

(vi) Except as set forth on Section 2.3(w) of the Company Disclosure Schedule, there is no contract, plan or arrangement covering any employee or former employee of Company or its Subsidiary that, individually or collectively, would give rise to the payment as a result of the transactions contemplated by this Agreement of any amount that would not be deductible by Company or its Subsidiary by reason of Section 280G or 162(m) of the Code.

(vii) No material action, suit or claim (excluding claims for benefits incurred in the ordinary course) has been brought or is pending or, to Company’s Knowledge, threatened against or with respect to any Company Benefit Plan, or the assets or any fiduciary thereof (in that person’s capacity as a fiduciary of such Company Benefit Plan) and to Company’s Knowledge, there are no facts likely to give rise to any such action, suit or claim. There are no audits, inquiries or proceedings pending or, to Company’s Knowledge, threatened by the IRS or the United States Department of Labor or corresponding authority in Canada with respect to any Company Benefit Plan, and no Company Benefit Plan has been the subject of any application for relief under the Internal Revenue Service Employee Plans Compliance Resolution System or the Closing Agreement Program, nor has any Company Benefit Plan been the subject of any application for relief under the United States Department of Labor Voluntary Fiduciary Correction Program or Delinquent Filer Voluntary Compliance Program.

(viii) All Company Benefit Plans that are intended to be qualified and exempt from United States federal income taxes under Section 401(a) and Section 501(a), respectively, of the Code, have been the subject of favorable determination letters or in the case of prototype plans, opinion letters, from the IRS which consider the effect of the series of laws commonly known as GUST, and no such determination letter has been revoked nor has revocation been threatened.

(ix) Except for Company Benefit Plans for employees working in Canada, each “fiduciary” (within the meaning of Section 3(21)(A) of ERISA) as to each Company Benefit Plan has complied in all material respects with the requirements of ERISA and all other applicable law in respect of each such Company Benefit Plan.

(x) Except as set forth in Section 2.3(w) of the Company Disclosure Schedule, all required employer and employee contributions and premiums under the Company Benefit Plans to the date hereof have been paid or duly accrued, the respective fund or funds established under the Company Benefit Plans are, in all material respects, funded in accordance with all applicable law and such plans, and no material past service funding liabilities exist thereunder.

(xi) Other than any pension benefits payable under the Company Benefit Plans, neither Company nor its Subsidiary is under any obligation to provide benefits or coverage under a Company Benefit Plan to retirees of Company or its Subsidiary or other former employees of Company or its Subsidiary (or the beneficiaries of such retirees or former employees), including, but not limited to, retiree health care coverage (except to the extent mandated by the Consolidated Omnibus Budget Reconciliation Act of 1985).

(xii) Neither Company nor its Subsidiary maintains any voluntary employees’ beneficiary association within the meaning of Sections 501(c)(9) and 505 of the Code (a VEBA) with respect to any Company Benefit Plan.

(xiii) No commitments have been made by Company or its Subsidiary to amend any Company Benefit Plan, to provide increased benefits thereunder or to establish any new benefit plan, except as required by applicable laws or as disclosed in Section 2.3(w) of the Company Disclosure Schedule. None of the Company Benefit Plans require or permit retroactive increases or assessments in premiums or payments. Except as set forth in Section 2.3(w) of the Company Disclosure Schedule, all Company Benefit Plans can be amended or terminated without any restrictions and Company or its Subsidiary has the unrestricted power to amend or terminate any of the Company Benefit Plans.

(x) Labor Matters. There are no disputes pending or to Company’s Knowledge, threatened between Company or its Subsidiary on the one hand and any of their respective employees on the other, and, to Company’s Knowledge, there are no organizational efforts currently being made or threatened involving any of such employees. Company has materially complied with all laws relating to the employment of labor, including without limitation, any provisions thereof relating to wages, hours, collective bargaining and the payment of social security and similar taxes, and is not liable for any material arrearage of wages or any taxes or penalties for failure to comply with any of the foregoing.

(y) Insurance. As of the date of this Agreement, Company and its Subsidiary maintain insurance policies, and bonding arrangements, covering all of their respective assets and properties, and in each case the various occurrences which may arise in connection with the operation of their respective businesses. Section 2.3(y) of the Company Disclosure Schedule attached hereto sets forth all such policies and bonding arrangements. Such policies and bonding arrangements are in full force and effect, all premiums and other amounts due thereon have been paid, and Company and its Subsidiary have complied with the provisions of such policies and bonding arrangements. There are no notices of any pending or threatened terminations or premium increases with respect to any such policies or bonding arrangements, and such policies and bonding arrangements will not be modified as a result of or terminate or lapse by reason of, the transactions contemplated by this Agreement.

(z) Absence of Sensitive Payments. Neither Company nor its Subsidiary, nor any of their respective directors or officers, nor, to Company’s Knowledge, any of the employees or agents of Company or its Subsidiary, has directly or indirectly (a) made any contribution or gift which contribution or gift is in violation of any applicable Law, (b) made any bribe, rebate, payoff, influence payment, kickback or other payment to any Person, private or public, regardless of form, whether in money, property or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained for or in respect of Company or its Subsidiary, or any affiliate of Company or its Subsidiary, or (iv) in violation of any Law or legal requirement, or (c) established or maintained any fund or asset of Company or its Subsidiary, that has not been recorded in the books and records of Company or its Subsidiary. For purposes of this Agreement, the term “Person” shall mean an individual, partnership, venture, unincorporated association, organization, syndicate, corporation, limited liability company, or other entity, trust, trustee, executor, administrator or other legal or personal representative or any government or any agency or political subdivision thereto, and the term “Law” shall mean any law in any jurisdiction (including common law), statute, code, ordinance, rule, regulation, permit, order, decree or other requirement or guideline.

(aa) Books and Records. The books and records of Company and its Subsidiary with respect to Company and its Subsidiary, their operations, employees and properties have been maintained in the usual, regular and ordinary manner, all entries with respect thereto have been accurately made, and all transactions involving Company and its Subsidiary, have been accurately accounted for.

(bb) Compensation. Except as disclosed in Section 2.3(cc) of the Company Disclosure Schedule attached hereto, neither Company nor its Subsidiary has any agreement with any employee with regard to compensation, whether individually or collectively, that, with respect to employees located in Canada can be terminated by providing the notice or indemnity required by applicable Canadian federal or provincial law, and set forth in Section 2.3(bb) of the Company Disclosure Schedule attached hereto is a list of all employees of Company and its Subsidiary entitled to receive annual compensation in excess of $100,000 and their respective positions and salaries. No union or other collective bargaining unit has been certified or recognized by Company or its Subsidiary as representing any of their respective employees. Neither Company nor Parent will incur any liability with respect to any payment due or damage suffered by any employee of Company or its Subsidiary, including, but not limited to, any claims for severance, termination benefits or similar claims, by virtue of the operation of the transactions contemplated hereby.

ARTICLE III

COVENANTS RELATING TO CONDUCT OF BUSINESS

3.1. Conduct of Business of Company Pending the Merger. Company covenants and agrees that, during the period from the date hereof to the Effective Time and except as otherwise agreed to in writing by Parent or as expressly contemplated by this Agreement, the business of Company shall be conducted only in, and Company shall not take any action except in, the ordinary course of business and in a manner consistent with past practice and in compliance with applicable laws; and Company, except as expressly contemplated by this Agreement, shall use its commercially reasonable efforts to preserve substantially intact the business organization of Company, to keep available the services of the present officers and employees and to preserve the present relationships of Company with such of the customers, suppliers, licensors, licensees, or distributors with which Company has significant business relations. By way of amplification and not limitation, without the prior written consent of Parent (which shall not be unreasonably withheld or delayed), Company shall not, between the date of this Agreement and the Effective Time, except as set forth in Section 3.1 of the Company Disclosure Schedule, directly or indirectly do, or propose or commit to do, any of the following:

(a) Amend its certificate of incorporation or bylaws or equivalent organizational documents;

(b) Except for (i) a Company Subsequent Issuance, (ii) the issuance of stock options under the Option Plan to employees and consultants of Company and (iii) the issuance of warrants in connection with certain contemplated financing as described in Section 3.1 of the Company Disclosure Schedule, issue, deliver, sell, pledge, dispose of or encumber, or authorize or commit to the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest (including, but not limited to, stock appreciation rights or phantom stock), of Company;

(c) Declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of the Company Capital Stock;

(d) Acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division or line of business;

(e) Modify its current investment policies or investment practices in any material respect except to accommodate changes in applicable Law;

(f) Transfer, sell, lease, mortgage, or otherwise dispose of or subject to any Lien any of its assets, including the Company Capital Stock (except (i) by incurring Permitted Liens (as defined in Article X); and (ii) equipment and property no longer used in the operation of Company’s business) other than in the ordinary course of business consistent with past practice;

(g) Except as may be required as a result of a change in Law or in generally accepted accounting or actuarial principles, make any change to the accounting practices or principles or reserving or underwriting practices or principles used by it;

(h) Settle or compromise any pending or threatened suit, action or claim (other than the payment of health benefit claims on behalf of customers of Company) involving a payment by Company in excess of $100,000;

(i) Adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of Company;

(j) Fail to use commercially reasonable efforts to maintain in full force and effect the existing insurance policies covering Company or its properties, assets and businesses or comparable replacement policies;

(k) Authorize or make capital expenditures in excess of $250,000;

(l) (i) Make any material Tax election or settle or compromise any material federal, state, local or foreign Tax liability, change any annual tax accounting period, change any material method of Tax accounting, enter into any closing agreement relating to any Tax, or surrender any right to claim a Tax refund or (ii) consent, without providing advance notice to Parent, to any extension or waiver of the limitations period applicable to any Tax claim or assessment;

(m) Reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of the Company Capital Stock or its stock options or debt securities;

(n) (i) Repay or retire any indebtedness for borrowed money or repurchase or redeem any debt securities; (ii) except as set forth in Section 3.1 of the Company Disclosure Schedule incur any indebtedness for borrowed money (including pursuant to any commercial paper program or credit facility of Company) or issue any debt securities; or (iii) assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any Person, or make any loans, advances or capital contributions to, or investments in, any other Person, other than providers of Company in the ordinary course of business consistent with past practice;

(o) Except as set forth in Section 3.1 of the Company Disclosure Schedule, enter into or renew, extend, materially amend or otherwise materially modify (i) any Company Material Contract, or (ii) any other contract or agreement (with “other contract or agreement” being defined for the purposes of this subsection as a contract or agreement which involves Company incurring a liability in excess of $250,000 and which is not terminable by Company without penalty upon one year or less notice);

(p) Except as set forth in Section 3.1 of the Company Disclosure Schedule and except to the extent required under this Agreement or pursuant to applicable law, increase the compensation or fringe benefits of any of its directors, officers or employees, except for increases in salary or wages of officers and employees of Company in the ordinary course of business in accordance with past practice, or grant any severance or termination pay not currently required to be paid under existing severance plans or enter into, or amend, any employment, consulting or severance agreement or arrangement with any present or former director, officer or other employee of Company, or establish, adopt, enter into or amend or terminate any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, welfare, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any directors, officers or employees, except for any plan amendments to comply with Section 409A of the Code (provided that any such amendments shall not materially increase the cost of such plan to Company);

(q) Grant any license with respect to Intellectual Property Rights other than non-exclusive licenses granted in the ordinary course of business;

(r) Take any action or omit to take any action that would reasonably be expected to cause any Intellectual Property Rights used or held for use in its business to become invalidated, abandoned or dedicated to the public domain;

(s) Take or fail to take any action that would prevent the Merger from qualifying as reorganization within the meaning of Section 368(a) of the Code;

(t) Except as set forth in Section 3.1 of the Company Disclosure Schedule, effectuate a “plant closing” or “mass layoff” as those terms are defined in the Worker Adjustment and Retraining Notification Act (WARN), affecting in whole or in part any site of employment, facility, operating unit or employee of Company;

(u) Pay, discharge or satisfy any claims, liabilities or obligations (absolute accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business and consistent with past practice, of liabilities reflected or reserved against in the financial statements of Company or incurred in the ordinary course of business and consistent with past practice;

(v) Enter into any transaction with, or enter into any agreement, arrangement, or understanding with any of Company’s affiliates that would be required to be disclosed pursuant to Item 404 of SEC Regulation S-K; or

(w) Take, or offer or propose to take, or agree to take in writing or otherwise, any of the actions described in Sections 3.1(a) through 3.1(v) or any action which would result in any of the conditions set forth in Article VI not being satisfied or would materially delay the Closing.

3.2. Conduct of Business of Parent Pending the Merger. Parent covenants and agrees that, during the period from the date hereof to the Effective Time and except as otherwise agreed to in writing by Company, Parent shall not:

(a) Amend the Parent Charter or bylaws or equivalent organizational documents;

(b) Issue, deliver, sell, pledge, dispose of or encumber, or authorize or commit to the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest (including, but not limited to, stock appreciation rights or phantom stock), of Parent;

(c) Declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

(d) Acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division or line of business;

(e) Modify its current investment policies or investment practices in any material respect except to accommodate changes in applicable Law;

(f) Transfer, sell, lease, mortgage, or otherwise dispose of or subject to any Lien any of its assets, including capital stock other than in the ordinary course of business consistent with past practice;

(g) Except as may be required as a result of a change in Law or in generally accepted accounting or actuarial principles, make any change to the accounting practices or principles or reserving or underwriting practices or principles used by it;

(h) Settle or compromise any pending or threatened suit, action or claim involving a payment by Parent in excess of $100,000;

(i) Adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of Parent;

(j) Fail to use commercially reasonable efforts to maintain in full force and effect the existing insurance policies covering Parent or its properties, assets and businesses or comparable replacement policies;

(k) Authorize or make capital expenditures;

(l) (i) Make any material Tax election or settle or compromise any material federal, state, local or foreign Tax liability, change any annual tax accounting period, change any material method of Tax accounting, enter into any closing agreement relating to any Tax, or surrender any right to claim a Tax refund or (ii) consent, without providing advance notice to Company, to any extension or waiver of the limitations period applicable to any Tax claim or assessment;

(m) Reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock, stock options or debt securities;

(n) (i) Repay or retire any indebtedness for borrowed money or repurchase or redeem any debt securities; (ii) incur any indebtedness for borrowed money or issue any debt securities; or (iii) assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any Person, or make any loans, advances or capital contributions to, or investments in, any other Person, other than providers of Parent in the ordinary course of business consistent with past practice;

(o) Except as set forth in Section 3.2 of the Parent Disclosure Schedule, enter into or renew, extend, materially amend or otherwise materially modify (i) any material contract, or (ii) any other contract or agreement (with “other contract or agreement” being defined for the purposes of this subsection as a contract or agreement which involves Parent incurring a liability in excess of $250,000 and which is not terminable by Parent without penalty upon one year or less notice);

(p) Except as set forth in Section 3.2 of the Parent Disclosure Schedule and except to the extent required under this Agreement or pursuant to applicable law, increase the compensation or fringe benefits of any of its directors, officers or employees, except for increases in salary or wages of officers and employees of Parent in the ordinary course of business in accordance with past practice, or grant any severance or termination pay not currently required to be paid under existing severance plans or enter into, or amend, any employment, consulting or severance agreement or arrangement with any present or former director, officer or other employee of Parent, or establish, adopt, enter into or amend or terminate any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, welfare, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any directors, officers or employees, except for any plan amendments to comply with Section 409A of the Code (provided that any such amendments shall not materially increase the cost of such plan to Parent);

(q) Take or fail to take any action that would prevent the Merger from qualifying as reorganization within the meaning of Section 368(a) of the Code;

(r) Pay, discharge or satisfy any claims, liabilities or obligations (absolute accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business and consistent with past practice, of liabilities reflected or reserved against in the financial statements of Parent or incurred in the ordinary course of business and consistent with past practice;

(s) Enter into any transaction with, or enter into any agreement, arrangement, or understanding with any of Parent’s affiliates that would be required to be disclosed pursuant to Item 404 of SEC Regulation S-K; or

(t) Take, or offer or propose to take, or agree to take in writing or otherwise, any of the actions described in Sections 3.1(a) through 3.1(s) or any action which would result in any of the conditions set forth in Article VI not being satisfied or would materially delay the Closing.

3.3. Operational Matters. From the date of this Agreement until the Effective Time, at the request of Parent, senior management of Company shall (a) confer on a regular and frequent basis with Parent and (b) report (to the extent permitted by law or regulation or any applicable confidentiality agreement) to Parent on operational matters. Company shall file or furnish all reports, communications, announcements, publications and other documents required to be filed or furnished by it with all Governmental Entities between the date of this Agreement and the Effective Time and Company shall (to the extent any report, communication, announcement, publication or other document contains any statement relating to this Agreement or the Merger, and to the extent permitted by law or regulation or applicable confidentiality agreement) consult with Parent for a reasonable time before filing or furnishing any such report, communication, announcement, publication or other document and mutually agree upon any such statement and deliver to Parent copies of all such reports, communications, announcements, publications and other documents promptly after the same are filed or furnished. Nothing contained in this Agreement shall give Parent, directly or indirectly, the right to control or direct the operations of Company prior to the Effective Time. Prior to the Effective Time, each of Company and Parent shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over respective businesses and operations.

ARTICLE IV

ADDITIONAL AGREEMENTS

4.1. Preparation of Proxy Statement.

(a) As soon as practicable following the date of this Agreement, Parent shall, with the cooperation of Company and the PA Management Team (as defined in Article X), prepare and file with the SEC under the Exchange Act, and with all other applicable regulatory bodies, a proxy statement (the “Proxy Statement”) in preliminary form. The Proxy Statement shall:

(i) request approval from Parent’s stockholders of the Merger and this Agreement upon the terms set forth herein;

(ii) request approval for the amendment of the Parent Charter to, among other things, (A) effect the change of the name of the Parent from its current name to PharmAthene, Inc., (B) delete the preamble and SPAC-specific portions of the Parent Charter from and after the Closing and (C) provide that, for so long as at least 30% of the 8% Convertible Notes remain outstanding, the number of directors constituting the Board of Directors of Parent shall not exceed 7, the number of directors constituting each committee of the Board of Directors of Parent shall not exceed 3, and the holders of the 8% Convertible Notes shall have the right, as a separate class (and notwithstanding the existence of less than three such holders at any given time), to (x) elect 3 members to the Board of Directors of Parent and, (y) to the extent they elect to fill such committee positions, appoint 2 of the 3 members of each Committee of the Board of Directors (including the nominating and corporate governance committee and the compensation committee and committees performing similar functions); and

(iii) request approval from the Parent’s stockholders for an incentive stock option plan in form and substance acceptable to the PA Management Team, Parent and Company (“Stock Option Plan”) to provide for, among other things, the reservation of a sufficient number of shares of Parent Common Stock for issuance thereunder for all outstanding Company Options plus 3,000,000; and (v) such other approvals as the parties may determine are necessary or desirable. Parent shall also take any action required to be taken under any applicable state securities laws in connection with the issuance of Parent Common Stock in the Merger.

The Proxy Statement shall be filed in preliminary form in accordance with the Exchange Act, and each of Company and Parent shall use its commercially reasonable efforts to respond as promptly as practicable to any comments of the SEC with respect thereto. Parent shall use its reasonable best efforts to (1) prepare and file with the SEC the definitive Proxy Statement, (2) cause the Proxy Statement, including any amendment or supplement thereto to be approved by the SEC, and (3) to cause the definitive Proxy Statement to be mailed to Parent’s stockholders and holders of Parent Warrants as promptly as practicable after the SEC has approved them. Parent shall notify Company promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information and each of Parent and Company shall supply each other with copies of all correspondence between such or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement or the Merger.

(b) The parties hereto shall use all reasonable efforts to have the Proxy Statement approved by the SEC as promptly as practicable after such filing. Parent and its counsel shall obtain from Company and the PA Management Team such information required to be included in the Proxy Statement and, after consultation with Company and its counsel, respond promptly to any comments made by the SEC with respect to the Proxy Statement. Parent shall allow Company’s full participation in the preparation of the Proxy Statement and any amendment or supplement thereto and shall consult with Company and its advisors concerning any comments from the SEC with respect thereto. The PA Management Team and Company’s independent accountants shall assist Parent and its counsel in preparing the Proxy Statement and acknowledge that a substantial portion of the Proxy Statement shall include disclosure regarding Company, its management, operations and financial condition. Company shall furnish consolidated audited financial statements for the fiscal years ended December 31, 2006 as soon as they become available and in no event later that February 14, 2007, for inclusion in the Proxy Statement. The PA Management Team shall make itself available to Parent and its counsel in connection with the drafting of the Proxy Statement and responding in a timely manner to comments from the SEC and shall cause to be delivered opinions of counsel related to FDA and Intellectual Property Rights matters as described in the Proxy Statement with respect to Company’s business as Parent may reasonably request opining on such matters as are usual and customary for underwritten public offerings. All information regarding Company, its management, operations and financial condition, including any material contracts required to be filed as part of the Proxy Statement (for purposes hereof referred to collectively as “Company Information”) shall be true and correct in all material respects and shall not contain any misstatements of any material information or omit any material information regarding Company. Prior to the filing of the Proxy Statement with the SEC and each amendment thereto, the PA Management shall confirm in writing to Parent and its counsel that it has reviewed the Proxy Statement (and each amendment thereto) and approved the Company Information contained therein.

(c) If, prior to the Effective Time, any event occurs with respect to Company, or any change occurs with respect to other information supplied by Company for inclusion in the Proxy Statement, which is required to be described in an amendment of, or a supplement to, the Proxy Statement, Company shall promptly notify Parent of such event, and Company and Parent shall cooperate in the prompt filing with the SEC of any necessary amendment or supplement to the Proxy Statement and, as required by Law, in disseminating the information contained in such amendment or supplement to Parent’s stockholders.

(d) If, prior to the Effective Time, any event occurs with respect to Parent or Merger Sub, or any change occurs with respect to other information supplied by Parent for inclusion in the Proxy Statement, which is required to be described in an amendment of, or a supplement to, the Proxy Statement, Parent shall promptly notify Company of such event, and Parent and Company shall cooperate in the prompt filing with the SEC of any necessary amendment or supplement to the Proxy Statement and, as required by Law, in disseminating the information contained in such amendment or supplement to Parent’s stockholders.

(e) Parent shall, promptly after the date hereof, take all action necessary to duly call, give notice of, convene and hold a meeting of its stockholders (the “Parent Stockholders Meeting”) as soon as practicable after the Proxy Statement is approved by the SEC. Parent shall consult with Company on the date for Parent Stockholders Meeting. Parent shall use its commercially reasonable efforts to cause the Proxy Statement to be mailed to Parent’s stockholders as soon as practicable after the Proxy Statement is approved. Parent shall, through Parent’s Board of Directors, recommend to its stockholders that they give the Parent Stockholder Approval, except to the extent that Parent’s Board of Directors shall have withdrawn its approval or recommendation of this Agreement and the Merger, which withdrawal may be made only if deemed by Parent’s Board of Directors to be necessary in order to comply with its fiduciary duties. Notwithstanding any other provision thereof, Parent shall not be restricted from complying with any of its obligations under the Exchange Act.

(f) During the term of this Agreement, Company shall not take any actions to exempt any Person other than Parent and Merger Sub from the threshold restrictions on Company Common Stock ownership or any other anti-takeover provision in Company’s certificate of incorporation, or make any state takeover statute (including any Delaware state takeover statute) or similar statute inapplicable to any Alternative Transaction (as defined in Article X).

(g) Parent shall comply with all applicable federal and state securities laws in all material respects.

4.2. Access to Information. Upon reasonable notice, Company shall afford to the officers, employees, accountants, counsel, financial advisors and other representatives of Parent reasonable access during normal business hours, during the period prior to the Effective Time, to such of its properties, books, contracts, commitments, records, officers and employees as Parent may reasonably request and, during such period, Company shall furnish promptly to Parent (a) a copy of each report, schedule and other document filed, published, announced or received by it during such period pursuant to the requirements of Federal or state laws, as applicable (other than documents which Company is not permitted to disclose under applicable Law), and (b) consistent with its legal obligations, all other information concerning it and its business, properties and personnel as Parent may reasonably request; provided, however, that Company may restrict the foregoing access to the extent that any Law, treaty, rule or regulation of any Governmental Entity applicable to Company requires Company to restrict access to any properties or information. Parent will hold any such information that is non-public in confidence. Any investigation by Parent shall not affect the representations and warranties of Company.

4.3. Commercially Reasonable Efforts.

(a) Subject to the terms and conditions of this Agreement, each party will use its commercially reasonable efforts to prepare and file as promptly as practicable all documentation to effect all necessary applications, notices, petitions, filings, and other documents and to obtain as promptly as practicable all consents, waivers, licenses, orders, registrations, approvals, permits, tax rulings and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Merger and the other transactions contemplated by this Agreement. Upon the terms and subject to the conditions hereof, each party will use its commercially reasonable efforts to take, or cause to be taken, all actions, to do, or cause to be done, all things reasonably necessary to satisfy the conditions to Closing set forth herein and to consummate the Merger and the other transactions contemplated by this Agreement. Company shall provide Parent with the opportunity to participate in any meeting or substantive telephone call with any Governmental Entity in respect of any filings, investigations or other inquiry in connection with the transactions contemplated hereby.

(b) Nothing contained in this Section 4.3 or in any other provision of this Agreement shall be construed as requiring Parent to agree to any terms or conditions as a condition to, or in connection with, obtaining any Necessary Consents or any required approval of the health care or other applicable special license requirements that would:

(i) impose any limitations on Parent’s ownership or operation of all or any portion of its or Company’s businesses or assets, or compel Parent or any of its Subsidiaries to dispose of or hold separate all or any portion of its or Company’s, or any of their respective Subsidiaries’, businesses or assets,

(ii) impose any limitations on the ability of Parent to acquire or hold or to exercise full rights of ownership of the Company Common Stock,

(iii) impose any obligations on Parent or Company in respect of or relating to Parent’s or Company’s facilities, operations, places of business, employment levels, products or businesses,

(iv) require Parent or Company to make any payments, or

(v) impose any other obligation, restriction, limitation, qualification or other condition on Parent or Company (other than, with respect to clauses (iii), (iv) and (v), such terms or conditions as are reasonable and relate to the ordinary course of business of Company and that are imposed by a Governmental Entity with power and authority to grant the Necessary Consents, and which individually or in the aggregate (A) could have been imposed on Company as of January 1, 2006 by such Governmental Entity in the ordinary course of regulating the business of Company and (B) do not competitively disadvantage Parent or Company) (any such term or condition in (i) through (v) being referred to herein as a “Burdensome Term or Condition”).

4.4. No Solicitation of Transactions. Each of Parent and Company agrees that neither Parent nor Company nor any of their respective officers and directors shall, and that they shall use their respective commercially reasonable efforts to cause their respective employees, agents and representatives (including any investment banker, attorney or accountant retained by it) not to, directly or indirectly, except as set forth in Section 3.1 of the Company Disclosure Schedule, (A) initiate, solicit, encourage or knowingly facilitate any inquiries or the making of any proposal or offer with respect to, or a transaction to effect, a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving it or any purchase, transfer or sale of the assets of it, or any purchase or sale of, or tender or exchange offer for, its voting securities (any such proposal, offer or transaction (other than a proposal or offer made by one party to this Agreement to the other party to this Agreement or an affiliate thereof) being hereinafter referred to as an “Acquisition Proposal”), (B) have any discussions with or provide any confidential information or data to any person relating to an Acquisition Proposal, or engage in any negotiations concerning an Acquisition Proposal, or knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal, (C) approve or recommend, or propose publicly to approve or recommend, any Acquisition Proposal or (D) approve or recommend, or propose to approve or recommend, or execute or enter into, any letter of intent, agreement in principle, merger agreement, asset purchase or share exchange agreement, option agreement or other similar agreement related to any Acquisition Proposal or propose or agree to do any of the foregoing.

4.5. Employee Benefits Matters. From the date hereof until the Effective Time, Company shall provide compensation and benefits to the current and former employees of Company (other than those current and former employees whose terms and conditions of employment are subject to a collective bargaining agreement) upon the same terms as have been provided to such employees prior to the date of this Agreement, subject to termination of such compensation or benefits in accordance with their terms and any adjustment required by applicable law, the terms and conditions of any contract or agreement or the provisions of any Company Benefit Plan.

4.6. Notification of Certain Matters. Company shall use commercially reasonable efforts to give prompt notice to Parent, and Parent shall use commercially reasonable efforts to give prompt notice to Company, to the extent that either acquires actual knowledge of (a) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would be reasonably likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate and (b) any failure of Parent, Merger Sub or Company, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 4.6 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

4.7. Public Announcements. Parent and Company shall develop a joint communications plan and each party shall (a) ensure that all press releases and other public statements and communications (including any communications that would require a filing under Rule 425, Rule 165 and Rule 166 of the Securities Act or Rule 14a-12 of the Exchange Act) with respect to this Agreement and the transactions contemplated hereby shall be consistent with such joint communications plan and (b) unless otherwise required by applicable law or by obligations pursuant to any listing agreement with or rules of any securities exchange, Company shall consult with Parent for a reasonable time before issuing any press release or otherwise making any public statement or communication (including any communication that would require a filing under Rule 425, Rule 165 and Rule 166 of the Securities Act or Rule 14a-12 of the Exchange Act), and Parent and Company shall mutually agree upon any such press release of Company or any such public statement or communication by Company, with respect to this Agreement or the transactions contemplated hereby. In addition to the foregoing, except to the extent required by applicable Law, neither Parent nor Company shall issue any press release or otherwise make any public statement or disclosure concerning the other party or the other party’s business, financial condition or results of operations without the consent of the other party.

4.8. Affiliates. Promptly after execution and delivery of this Agreement, Company shall deliver to Parent a letter identifying all persons who, to the best of Company’s Knowledge, may be deemed as of the date hereof “affiliates” of Company for purposes of Rule 145 under the Securities Act, and such list shall be updated as necessary to reflect changes from the date thereof until the Effective Time.

4.9. [reserved]

4.10. Takeover Statutes. Company and its Board of Directors shall, if any takeover statute or similar statute or regulation of any state becomes or may become applicable to this Agreement, the Merger or any other transactions contemplated by this Agreement, grant such approvals and take such actions as are necessary to ensure that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated hereby and otherwise to minimize the effect of such statute or regulation on this Agreement, the Merger and the other transactions contemplated by this Agreement.

4.11. Transfer Taxes. Each of Parent, Merger Sub and Company shall pay any sales, use, ad valorem, property, transfer (including real property transfer) and similar Taxes imposed on such Person as a result of or in connection with the Merger and the other transactions contemplated hereby.

4.12. AMEX Listing; Symbol. Parent shall cause the shares of Stock Consideration and the Note Conversion Shares to be issued in the Merger to be approved for listing on the AMEX, subject to official notice of issuance, prior to the Effective Time. After the Effective Time, Parent shall cause the symbol under which the Parent Common Stock and Parent Warrants are traded on the AMEX to change to a symbol that, if available, is reasonably representative of the corporate name or business of the Surviving Corporation.

4.13. Trust Fund Closing Confirmation.

(a) Promptly after the date hereof, Parent shall give to the Trustee the notice attached as Exhibit A to the Trust Agreement.

(b) Not later than 48 hours prior to the Effective Time, Parent shall (i) give the Trustee advance notice of the Effective Time, and (ii) cause the Trustee to provide a written confirmation to Parent confirming the dollar amount of the Trust Fund balance held by the Trustee in the Trust Account that will be released to Parent upon consummation of the Merger.

4.14. Directors and Officers of Parent After the Merger. Prior to the Effective Time, Parent shall take all necessary action so that, effective at the Closing, the Board of Directors of Parent shall be reconstituted and pursuant to the Parent Charter and bylaws, shall be fixed at a total of seven (7) persons, and be comprised as follows: (A) the holders of the 8% Convertible Notes shall designate three (3) persons (the “Noteholder Designees”), (B) Company shall designate one (1) person who shall be the current Chief Executive Officer of Company; (C) Parent shall designate two (2) persons; and (D) Company and Parent shall designate one (1) person mutually acceptable to both of them. At least fifteen (15) days prior to the filing of the Proxy Statement, the parties shall notify each other of the names and backgrounds of the persons nominated by them to serve on the Board of Directors of Parent. All such directors, once appointed as of the Effective Time, shall continue to serve in accordance with the Parent Charter and bylaws until their successors are duly elected and qualified; provided, however, that as to the Noteholder Designees, such persons shall continue to serve on the Board of Directors for so long as at least 30% of the principal amount of the 8% Convertible Notes issued as a part of the Merger Consideration remain outstanding (and notwithstanding the existence of less than three such holders at any given time) and provided further, that two (2) of such designees shall be appointed as two (2) of the three (3) members of each committee of the Board of Directors of Parent including the nominating and corporate governance committee and compensation committee of Parent assuming such composition is in compliance with applicable regulations of the AMEX. In the event that any nominee of the holders of the 8% Convertible Notes, Company or Parent, as the case may be, is unable or determines not to complete his initial term, then a replacement nominee of the holders of the 8% Convertible Notes, Company or Parent, as the case may be, shall fill such vacancy, subject to approval of the Board of Directors nominating and governance committee, which approval shall not be unreasonably withheld or delayed. Notwithstanding anything to the contrary contained herein, as of the Closing Date, the Board shall include such number of directors deemed “independent” within the rules of the AMEX as such rules may require, but in no event shall the Board include less than two (2) such “independent” directors.

ARTICLE V

Post Closing Covenants

5.1. General. In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as any other party reasonably may request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification therefor under section 5.6 below). Company acknowledges and agrees that from and after the Closing, Parent will be entitled to possession of all documents, books, records (including tax records), agreements, and financial data of any sort relating to Company; provided, however, that after Closing, Parent shall provide to Company stockholders reasonable access to and the right to copy such documents, books, records (including tax records), agreements, and financia1 data where Company stockholders have a legitimate purpose, including without limitation, in the event of an internal revenue service audit.

5.2. Litigation Support. In the event and for so long as any party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (a) any transaction contemplated under this agreement or (b) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving Company, each of the other parties will cooperate with him or it and his or its counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending party (unless the contesting or defending party is entitled to indemnification therefor under Article VIII below).

5.3. Transition. Company will exercise reasonable commercial efforts to assure that none of Company stockholders will take any action that is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier, or other business associate of Company from maintaining the same business relationships with Company after the Closing as it maintained with Company prior to the Closing. Company will refer all customer inquiries relating to the businesses of Company to Parent or the Surviving Corporation from and after the Closing.

5.4. Tax-Free Reorganization Treatment. The parties hereto shall use their commercially reasonable efforts to cause the Merger to be treated as a reorganization within the meaning of Section 368(a) of the Code and shall not knowingly take or fail to take any action which action or failure to act would jeopardize the qualification of the Merger as a reorganization within the meaning of Section 368(a) of the Code. Unless required by law each of Parent, Merger Sub and Company shall not file any Tax Return or take any position inconsistent with the treatment of the Merger as a reorganization described in Section 368(a) of the Code.

5.5. Headquarters of Surviving Corporation. Following the Effective Time, the headquarters and the principal executive offices of the Surviving Corporation shall be in Annapolis, Maryland.

5.6. Indemnification of Directors and Officers of Company. From and after the Effective Time, Parent will cause the Surviving Corporation to fulfill and honor in all respects the obligations of Company pursuant to any indemnification agreements between Company and its directors and officers as of the Effective Time (the “Indemnified Directors and Officers”) and any indemnification or expense advancement provisions under Company’s certificate of incorporation or bylaws as in effect on the date hereof. The certificate of incorporation and bylaws of the Surviving Corporation will contain provisions with respect to exculpation and indemnification and expense advancement that are at least as favorable to the Indemnified Directors and Officers as those contained in the certificate of incorporation and bylaws of Company as in effect on the date hereof, which provisions will not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would adversely affect the rights thereunder of individuals who, immediately prior to the Effective Time, were directors, officers, employees or agents of Company, unless such modification is required by Law.

5.7. Continuity of Business Enterprise. Parent will continue at least one significant historic business line of Company, or use at least a significant portion of Company’s historic business assets in a business, in each case within the meaning of Reg. §1.368-1(d), except that Parent may transfer Company’s historic business assets (i) to a corporation that is a member of Parent’s “qualified group,” within the meaning of Reg. §1.368-1(d)(4)(ii), or (ii) to a partnership if (A) one or more members of Parent’s “qualified group” have active and substantial management functions as a partner with respect to Company’s historic business or (B) members of Parent’s “qualified group” in the aggregate own an interest in the partnership representing a significant interest in Company’s historic business, in each case within the meaning of Reg. §1.368-1(d)(r)(ii).

5.8. Substantially All Requirement. Following the Merger, to the Knowledge of Parent, Surviving Corporation will hold at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets that were held by Company immediately prior to the Effective Time, and at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets that were held by Merger Sub immediately prior to the Effective Time. Insofar as this representation is dependent upon actions of Company prior to the Merger, Parent and Merger Sub have assumed that Company will take no action prior to the Merger that will cause Company not to hold at least 90% of the fair market value of its net assets and at least 70% of the fair market value of its gross assets immediately prior to the Effective Time. For purposes of this Section 5.8, cash or other property paid by Company or Merger Sub to stockholders, or used by Company or Merger Sub to pay reorganization expenses, or distributed by Company or Merger Sub with respect to or in redemption of its outstanding stock, other than regular dividends paid in the ordinary course and other than cash or other property transferred by Parent to Merger Sub in pursuance of the plan of Merger immediately preceding, or in contemplation of, the Merger are included as assets held by Company and Merger Sub immediately prior to the Effective Time. Additionally, Parent has not participated in any plan of Company to effect (i) any distribution with respect to any Company stock (other than regular dividend distributions made in the ordinary course), or (ii) any redemption or acquisition of any Company stock (other than in the Merger).

5.9. Composition of the Board of Directors of Parent. Notwithstanding anything to the contrary contained herein, for so long as at least 30% of the principal amount of 8% Convertible Notes issued as part of the Merger Consideration remains outstanding, the number of directors constituting the Board of Directors of Parent shall be fixed at seven (7) and the holders of the 8% Convertible Notes shall have the right, as a separate class (and notwithstanding the existence of less than three (3) such holders at any given time), to elect three (3) members to the Board of Directors of Parent and, to the extent that the holders elect to fill committee positions, they shall have the right, subject to applicable Law and the regulations of the AMEX, to appoint two (2) of the three (3) members of each committee of the Board of Directors including the nominating and corporate governance committee and the compensation committee of Parent. The Parent Charter shall reflect such right of the holders of the 8% Convertible Notes. Parent and its Board of Directors shall include the names of the three (3) nominees of the holders of the 8% Convertible Notes in every proxy statement delivered to stockholders of Parent for any special or annual meeting of Parent’s stockholders at which directors are to be elected during the period commencing on the Closing Date and ending upon the date that less than 30% of the principal amount of the 8% Convertible Notes issued as Merger Consideration remains outstanding, at which time the rights of such holders under this Section 5.9 shall terminate.

ARTICLE VI

CONDITIONS PRECEDENT

6.1. Conditions to Each Party’s Obligation to Effect the Merger. The respective obligations of Parent, Merger Sub and Company to effect the Merger are subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

(a) No Injunctions or Restraints, Illegality. (i) No Governmental Entity or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, judgment, injunction or other order (whether temporary, preliminary or permanent), in any case which is in effect and which prevents or prohibits consummation of the Merger or any of the other transactions contemplated in this Agreement and (ii) no Governmental Entity shall have instituted any action or proceeding (which remains pending at what would otherwise be the Closing Date) before any United States court or other Governmental Entity of competent jurisdiction seeking to enjoin, restrain or otherwise prohibit consummation of the transactions contemplated by this Agreement.

(b) Parent Stockholder Approval. The Parent shall have obtained from its stockholders in accordance with the DGCL, (i) approval of this Agreement, the Merger and the transactions contemplated hereby; provided, however, that stockholders of Parent holding not more than 19.99% of the IPO Shares shall have voted against the Merger and exercised their conversion rights under the Parent Charter to convert their shares of Common Stock into a cash payment from the Trust Fund (iii) approval of the amendment of the Parent Charter as set forth in Section 4.1(ii) and (iii) approval of the Stock Option Plan (together, the “Parent Stockholder Approval”).

(c) Company Stockholder Approval. This Agreement and the transactions contemplated hereby shall have been adopted by the Requisite Majority of the Company Capital Stock. At least the Requisite Majority of the holders of the Company Capital Stock and all of the holders of then outstanding PharmAthene Notes shall have executed and delivered the Allocation Agreement and the Note Exchange Agreement, as applicable, and such agreements shall be in full force and effect.

6.2. Additional Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger are subject to the satisfaction or waiver by Parent, on or prior to the Closing Date, of the following conditions:

(a) Representations and Warranties. The representations and warranties of Company shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent that such representations and warranties speak as of another date), other than such failures to be true and correct that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Company. Parent shall have received a certificate of the chief executive officer and the chief financial officer of Company to such effect.

(b) Performance of Obligations of Company. Company shall have performed or complied in all respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing Date. Parent shall have received a certificate of the chief executive officer and the chief financial officer of Company to such effect.

(c) Required Governmental Consents. The Necessary Consents shall have been obtained and shall be in full force and effect, and the Necessary Consents shall not, individually or in the aggregate, impose any Burdensome Term or Condition.

(d) No Proceedings. There shall not be pending or threatened any suit, litigation, action or other proceeding relating to the transactions contemplated by this Agreement except as disclosed to Parent.

(e) No Material Adverse Change. At any time on or after the date of this Agreement there shall not have occurred any change, circumstance or event that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on Company.

(f) Termination of Side Agreements related to Company Preferred Stock and Subsidiary Capital Stock. Company shall have delivered to Parent executed termination agreements in form and substance reasonably satisfactory to Parent from the holders of the Company Preferred Stock whereby the holders of such securities terminate all rights under any agreements entered into by Company in connection with the issuance and sale of the Company Series A Preferred Stock, Company Series B Preferred Stock and Company Series C Preferred Stock, including, without limitation, all registration rights agreements, management or stockholder agreements and tag along agreements. Company shall have delivered to Parent executed termination agreements in form and substance reasonably satisfactory to Parent from the signatories to the Amended and Restated Put and Support Agreement, dated July 24, 2006, by and among Company, Canadian Medical Discoveries Fund Inc. and Subsidiary and the Amended and Restated Shareholders’ Agreement, dated July 24, 2006, by and among Company, Canadian Medical Discoveries Fund Inc. and Subsidiary, in each case relating to the Subsidiary Capital Stock.

(g) Deliverables.

(i) Company Officer’s Certificate. Parent shall have been provided with a certificate executed on behalf of Company by an authorized officer to the effect set forth in Sections 6.2(a) and 6.2(b).

(ii) Company Secretary Certificate. Parent shall have received a duly executed certificate from the Secretary of Company with respect to: (A) the certificate of incorporation, as certified by the Secretary of State of Delaware as of a recent date, and bylaws of Company, (B) resolutions of the board of directors of Company with respect to the authorizations of this Agreement and the other agreements contemplated hereby, (C) a certificate of existence and good standing as of a recent date from the Secretary of State of the State of Delaware and (iv) the incumbency of the executing officers of Company.

(iii) Legal Opinion. Parent shall have been furnished with the favorable opinion of McCarter & English, LLP, dated as of the Closing Date, counsel to Company, in form and substance reasonably acceptable to Parent.

(iv) Company Stockholders Lock-Up Agreement. Each of the Company stockholders and holders of PharmAthene Notes and the holders of Company Options and Company Warrants to purchase not less than 100,000 shares of Company Common Stock and all officers and directors of the Company shall have executed a Lockup Agreement in substantially the form attached hereto as Exhibit C (the “Lockup Agreement”), that such person shall not sell, pledge, transfer, assign or engage in any hedging transaction with respect to Parent Common Stock issued to such stockholders as part of the Merger Consideration except in accordance with the following schedule: 50% of the Stock Consideration shall be released from the Lock-Up Agreement commencing six (6) months following the Effective Time, and all Stock Consideration shall be released from the Lock-Up Agreement twelve (12) months following the Effective Time.

(v) Employment Agreements. (a) David Wright shall have duly executed and delivered to Parent an employment agreement in form and substance mutually acceptable to such parties and (b) all other Company employment agreements currently in effect shall have been assumed by Parent or otherwise continued by Company.

(vi) Escrow Agreement. The Stockholders’ Representative and Parent Representative (as defined in Article VIII) shall have duly executed and delivered to Parent the Escrow Agreement.

(vii) Resignations. All current officers and directors of Company shall have executed and delivered to Parent their resignations unless it is contemplated pursuant to the terms of this Agreement that such officer or director shall continued in office following the Closing.

(viii) FIRPTA. Company shall have delivered to Parent a properly executed FIRPTA Notification Letter, in form and substance reasonably acceptable to Parent, which states that shares of Company Capital Stock do not constitute “United States real property interests” under Section 897(c) of the Code, for purposes of satisfying Parent’s obligations under Treasury Regulation Section 1.1445-2(c)(3). In addition, simultaneously with delivery of such Notification Letter, Company shall have provided to Parent, as agent for Company, a form of notice to the Internal Revenue Service in accordance with the requirements of Treasury Regulation Section 1.897-2(h)(2) and in form and substance reasonably acceptable to Parent, along with written authorization for Parent to deliver such notice form to the Internal Revenue Service on behalf of Company upon the Closing.

(ix) Third Party Consents. Company shall have obtained all necessary consents from third parties, including, without limitation, the Necessary Consents.

(x) Instruments and Possessions. In order to effect the Merger, Company shall have executed and/or delivered to Parent:

(A) all Books and Records of Company;

(B) such keys, lock and safe combinations and other similar items as Parent shall require, to obtain, full occupation, possession and control of Company’s facilities;

(C) such changes relating to the bank accounts and safe deposit boxes of Company as are being transferred to the Surviving Corporation;

(D) such other certificates, documents, instruments and agreements as Parent shall deem necessary in its reasonable discretion in order to effectuate the Merger and the other transactions contemplated herein, in form and substance reasonably satisfactory to Parent.

6.3. Additional Conditions to Obligations of Company. The obligations of Company to effect the Merger are subject to the satisfaction or waiver by Company, on or prior to the Closing Date, of the following additional conditions:

(a) Representations and Warranties. The representations and warranties of Parent and Merger Sub shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent that such representations and warranties speak as of another date), other than such failures to be true and correct that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent or Merger Sub. Company shall have received a certificate of the chief executive officer and the chief financial officer of Parent to such effect.

(b) Performance of Obligations of Parent and Merger Sub. Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required to be performed by them under this Agreement at or prior to the Closing Date. Company shall have received a certificate of the chief executive officer and the chief financial officer of Parent to such effect.

(c) Required Governmental Consents. The Necessary Consents shall have been obtained and shall be in full force and effect, and the Necessary Consents shall not, individually or in the aggregate, impose any Burdensome Term or Condition.

(d) No Proceedings. There shall not be pending or threatened any suit, litigation, action or other proceeding relating to the transactions contemplated by this Agreement except as disclosed to Company.

(e) No Material Adverse Change. At any time on or after the date of this Agreement there shall not have occurred any change, circumstance or event that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on Parent.

(f) Third Party Consents. Parent shall have obtained all necessary consents from third parties including, without limitation, the Necessary Consents.

(g) Parent Charter Amendment; Board of Directors. The Parent Charter shall have been amended to provide for the structure and election of the Board of Directors as provided herein (including as set forth in Section 4.1(ii)) and all necessary actions on the part of Parent shall have been taken to elect the new slate of directors to the Board of Directors of Parent as of the Effective Time.

(h) AMEX Listing. Parent shall have caused the shares of Stock Consideration to be issued in the Merger to be approved for listing on the AMEX, subject to official notice of issuance, prior to the Effective Time.

(i) Tax Consequences. For U.S. federal income tax purposes, the Merger shall be treated as a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code.

(j) Deliverables.

(i) Parent Officer’s Certificate. At the Closing, Company shall have received a duly executed certificate on behalf of Parent by an authorized officer to the effect set forth in Sections 6.3(a) and 6.3(b).

(ii) Parent Secretary Certificate. At the Closing, Company shall have received a duly executed certificate from the Secretary of Parent and Merger Sub with respect to: (a) the certificate of incorporation, as certified by the Secretary of State of Delaware as of a recent date, and bylaws of such entities, (b) resolutions of the board of directors of such entities with respect to the authorizations of this Agreement and the other agreements contemplated hereby, (c) a certificate of existence and good standing of such entities as of a recent date from the Secretary of State of Delaware and (d) the incumbency of the executing officers of such entities.

(iii) Employment Agreements. Parent shall have (a) duly executed and delivered to David Wright an employment agreement in form and substance mutually acceptable to such parties and (b) all other Company employment agreements currently in effect shall have been assumed by Parent or otherwise continued by Company.

(iv) Note Exchange Agreement. Parent shall have entered into a Note Exchange Agreement in substantially the form of Exhibit E (the“Note Exchange Agreement”) with each of the holders of PharmAthene Notes or with the Stockholders’ Representative on their behalf.

(v) 8% Convertible Notes. The 8% Convertible Notes, in substantially the form attached hereto as Exhibit A, shall have been duly executed and delivered to the holders of the PharmAthene Notes pursuant to such Note Exchange Agreement.

(vi) Legal Opinion. Company and its stockholders shall have been furnished with the favorable opinion of Ellenoff Grossman & Schole LLP, counsel to the Parent, dated as of the Closing Date, in form and substance reasonably acceptable to Company.

(vii) Registration Rights Agreement with respect to Parent Common Stock. Parent shall have entered into a Registration Rights Agreement in substantially the form of Exhibit D (the“Registration Rights Agreement”) with each of Company’s stockholders receiving Parent Common Stock and the holders of the 8% Convertible Notes or the Stockholders’ Representative on their behalf.

(viii) Instruments and Possessions. In order to effect the Merger, Parent and Merger Sub shall have executed and/or delivered to Company such other certificates, documents, instruments and agreements as Parent shall deem necessary in its reasonable discretion in order to effectuate the Merger and the other transactions contemplated herein, in form and substance reasonably satisfactory to Company.

ARTICLE VII

TERMINATION AND AMENDMENT

7.1. Termination. This Agreement may be terminated and the Merger contemplated hereby may be abandoned at any time prior to the Effective Time:

(a) By mutual written consent of Parent, Merger Sub and Company;

(b) By Parent or Company, if (i) the Merger shall not have been consummated on or before August 3, 2007; provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(b)(i) shall not be available to any party if such party’s action or failure to act has been the principal cause of or resulted in the failure of the Merger to be consummated on or before such date; if (ii) any permanent injunction or other order of a court or other competent authority preventing the consummation of the Merger shall have become final and nonappealable; or, (iii) during any 15-day trading period following the execution of this Agreement and before the Effective Time, the average trading price of the publicly-traded warrants of the Parent is below $0.20 per warrant.

(c) By Company, if (i) prior to the Closing Date there shall have been a material breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub contained in this Agreement or any representation or warranty of Parent or Merger Sub shall have become untrue after the date of this Agreement, which breach or untrue representation or warranty (A) would, individually or in the aggregate with all other such breaches and untrue representations and warranties, give rise to the failure of a condition and (B) is incapable of being cured prior to the Closing Date by Parent or is not cured within thirty (30) days of notice of such breach, (ii) any of the conditions set forth in Sections 6.1 (other than 6.1(c) which shall not be grounds for termination by Company) or 6.3 shall have become incapable of fulfillment; (iii) Parent has not filed its preliminary Proxy Statement with the SEC by February 14, 2007 through no fault of Company or such Proxy Statement has not been approved by the SEC by July 10, 2007; (iv) Parent has not held its Parent Stockholders Meeting to approve the Merger within thirty-five (35) days of approval of the Proxy Statement by the SEC; (v) Parent’s Board of Directors has withdrawn or changed its recommendation to its stockholders regarding the Merger; or (vi) more than 19.99% of the holders of the IPO Shares entitled to vote on the Merger elect to convert their IPO Shares into cash from the Trust Fund.

(d) By Parent, if (i) prior to the Closing Date there shall have been a material breach of any representation, warranty, covenant or agreement on the part of Company contained in this Agreement or any representation or warranty of Company shall have become untrue after the date of this Agreement, which breach or untrue representation or warranty (A) would, individually or in the aggregate with all other such breaches and untrue representations and warranties, give rise to the failure of a condition and (B) is incapable of being cured prior to the Closing Date by Company or is not cured within thirty (30) days of notice of such breach; (ii) any of the conditions set forth in Sections 6.1 (other than 6.1(c) which shall not be grounds for termination by Parent) or 6.2 shall have become incapable of fulfillment; (iii) the Necessary Consents, individually or in the aggregate contain any Burdensome Terms or Conditions which have a Material Adverse Effect on Company or Parent.

7.2. Effect of Termination.

(a) In the event of the termination of this Agreement pursuant to Section 7.1, the obligations of the parties under this Agreement shall terminate and there shall be no liability on the part of any party hereto, except for the obligations in the confidentiality provisions hereof, and all of the provisions of this Section 7.2, Section 7.3, Section 7.4 and Section 9.11; provided, however, that no party hereto shall be relieved or released from any liabilities or damages arising out of its willful breach of any provision of this Agreement.

(b) In the event that this Agreement is terminated by Parent pursuant to Section 7.1(d)(i) and 7.1(d)(ii)(and, in the case of the failure to fulfill conditions, such failure is within Company’s control which shall be deemed to include a failure of the Company, its stockholders or holders of PharmAthene Notes to agree upon the terms of any re-allocation of the Merger Consideration which may be made necessary as a result of a Company Subsequent Issuance or an issuance in connection with any financing transaction with General Electric Capital Corp.), then Company shall be obligated to pay to Parent, within five (5) business days of such termination, the sum of $250,000 (the “Termination Fee”) in cash.

(c) In the event that this Agreement is terminated by Company pursuant to Section 7.1(c)(i) through (v)(and, in the case of the failure to fulfill conditions, such failure is within Parent’s control), then Parent shall be obligated to pay to Company, within five (5) business days of such termination, the Termination Fee, in cash, or such lesser amount (in the event that Parent does not have $250,000 in available funds outside of the Trust Fund) as shall equal all remaining available funds of Parent which are not a part of the Trust Fund.

7.3. Trust Fund Waiver. Reference is made to the final prospectus of Parent, dated July 28, 2005 (the “Prospectus”), Company understands that, except for a portion of the interest earned on the amounts held in the Trust Fund, Parent may disburse monies from the Trust Fund only: (a) to its public stockholders in the event of the redemption of their shares or the dissolution and liquidation of Parent, (b) to Parent and Maxim Group LLC (with respect to Maxim Group LLC’s deferred underwriting compensation only) after Parent consummates a business combination (as described in the Prospectus) or (c) as consideration to the sellers of a target business with which Parent completes a business combination.

Company agrees that, notwithstanding any other provision contained in this Agreement (including the termination provisions of this Article VII), Company does not now have, and shall not at any time prior to the Closing have, any claim to, or make any claim against, the Trust Fund, regardless of whether such claim arises as a result of, in connection with or relating in any way to, the business relationship between Company, on the one hand, and Parent, on the other hand, this Agreement, or any other agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to in this Section 7.3 as the “Claims”). Notwithstanding any other provision contained in this Agreement, Company hereby irrevocably waives any Claim they may have, now or in the future (in each case, however, prior to the consummation of a business combination), and will not seek recourse against, the Trust Fund for any reason whatsoever in respect thereof. In the event that Company commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to Parent, which proceeding seeks, in whole or in part, relief against the Trust Fund or the public stockholders of Parent, whether in the form of money damages or injunctive relief, Parent shall be entitled to recover from Company the associated legal fees and costs in connection with any such action, in the event Parent prevails in such action or proceeding.

7.4. Fees and Expenses. Each party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby, including any expenses incurred with regard to the Engagement Letter in the event that this Agreement is terminated; in the event that the Merger is consummated, all liabilities of Company shall continue as liabilities of Company as the Surviving Corporation and as a direct, wholly-owned subsidiary of Parent.

ARTICLE VIII

REMEDIES FOR BREACH OF AGREEMENT

8.1. Survival of Representations and Warranties. All of the representations and warranties of the parties contained in this Agreement shall survive the Closing hereunder (unless the non-breaching party had received from the breaching party written notice of any misrepresentation or breach of warranty prior to the time of Closing and expressly waived in writing such breach or misrepresentation) and continue in full force and effect until a period of twelve (12) months from the Closing Date (“Survival Period”).

8.2. Indemnification Provisions for Benefit of Parent. In the event that Company violates, misrepresents or breaches (or in the event any third party alleges facts that are ultimately proven or conceded to represent a Company violation, misrepresentation or breach) any of its representations, warranties, and covenants contained herein including, without limitation, the covenants and agreements of Company and PA Management Team to provide Company Information contained in Section 4.1(b) hereof and, if there is an applicable Survival Period pursuant to Section 8.1 above, provided that the Parent Representative makes a written claim for indemnification against Company pursuant to Section 8.6 below within the Survival Period, then the Indemnifying Stockholders (as defined in Article X) agree to indemnify Parent from and against the entirety of any Adverse Consequences (as defined in Article X) that Parent may suffer through and after the date of the claim for indemnification (including any Adverse Consequences Parent may suffer after the end of any applicable Survival Period) resulting from, arising out of, relating to, in the nature of, or caused by the violation, misrepresentation or breach. Any liability incurred by the Indemnifying Stockholders pursuant to the terms of this Article VIII shall be limited to, and paid by, the Indemnifying Stockholders to Parent by return for cancellation of the Escrow Shares in accordance with Section 8.6 hereof which shall represent the sole and exclusive source for payment of any indemnification obligations of the Indemnifying Stockholders. All determinations relating to the submission of claims for the benefit of Parent hereunder shall be determined, in good faith, solely by the nominees of Parent to the Board of Directors. Notwithstanding Company’s disclosure in Item 2 of Section 2.3(h)(i) of the Company Disclosure Schedule (the “Section 2.3(h) disclosure”), Parent shall have the right to indemnification under this Article VIII, subject to all of the terms and conditions of this Article VIII (including, without limitation, meeting the indemnification threshold set forth in Section 8.7 and the limitations set forth in Section 8.5), with respect to any Adverse Consequences suffered by Parent as a result of any claims relating to such Section 2.3(h) disclosure which claims are not resolved prior to Closing. For the avoidance of doubt, the parties expressly acknowledge and agree that the resolution of any claims relating to the Section 2.3(h) disclosure occurring prior to Closing shall be within the sole discretion of Company and shall in no way effect the Merger Consideration or be applicable towards the indemnification threshold or otherwise be subject to indemnification.

8.3. Matters Involving Third Parties.

(a) If any third party shall notify any party (the “Indemnified Party”) with respect to any matter (a “Third Party Claim”) which may give rise to a claim for indemnification against any other party (the “Indemnifying Party”) under this Article VIII, then the Indemnified Party shall promptly (and in any event within ten (10) business days after receiving notice of the Third Party Claim) notify each Indemnifying Party and the Escrow Agent thereof in writing (an “Indemnification Notice”); provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

(b) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (i) the Indemnifying Party notifies the Indemnified Party in writing within thirty (30) business days (or earlier in the event the underlying Third Party claim requires action) after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (ii) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (iii) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (iv) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedent or practice materially adverse to the continuing business interests of the Indemnified Party, and (v) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

(c) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 8.3(b) above, (i) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (ii) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably) and (iii) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

(d) In the event that any of the conditions in Section 8.3(b) above fail to be complied with, however, (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (ii) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys’ fees and expenses), and (iii) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Article VIII.

(e) Notwithstanding anything to the contrary contained in this Article VIII, Parent, Company and Merger Sub shall not settle and pay any Third Party Claim unless and until Parent shall have obtained the prior written consent of the Stockholders’ Representative to such settlement which consent the Stockholders’ Representative shall not unreasonably withhold or delay.

8.4. Determination of Adverse Consequences. All claims for indemnification payments under this Article VIII shall be made in good faith and although a claim may be made hereunder, no payments shall be made for the benefit of the Indemnified Party until the Indemnified Party has incurred actual out-of pocket expenses. In the event that Parent has made a claim for indemnification prior to the termination of any applicable Survival Period, no Escrow Shares held in escrow pursuant to this Article VIII and the Escrow Agreement shall be released from the escrow until such time as the claim has been resolved unless the Survival Period shall have expired after the making of such claim but before such claim is fully resolved, in which case the Escrow Shares in excess of the Fair Market Value of the amount of Adverse Consequence shall be released from Escrow.

8.5. Escrow of Shares by Indemnifying Stockholders. As the sole and exclusive source for the payment of the indemnification obligations of the Indemnifying Stockholders under this Article VIII, Company and the Indemnifying Stockholders hereby authorize Parent to withhold, from the delivery of the Stock Consideration otherwise deliverable to the Indemnifying Stockholders as part of the Merger Consideration, for delivery into escrow, pursuant to the Escrow Agreement, 1,375,000 shares of Parent Common Stock which shall be allocated among the Indemnifying Stockholders in accordance with the relative proportions established by the Allocation Agreement as provided to Parent in a certificate executed and delivered by Company at Closing (the “Company Closing Certificate”).

(a) Escrow Shares. The Escrow Shares shall be withheld from delivery to the Indemnifying Stockholders and segregated from shares issuable upon the exercise of Company Options and Company Warrants at Closing and placed in escrow pursuant to the terms of the Escrow Agreement. The Escrow Shares shall be registered in the name of each Indemnifying Stockholder in the amounts set forth on the Company Closing Certificate, and shall be held by Continental Stock Transfer & Trust Company (the “Escrow Agent”), and shall constitute the escrow fund (the “Escrow Fund”) governed by the terms of the Escrow Agreement. In the event that Parent issues any additional shares of Parent Common Stock to the Indemnifying Stockholders for any reason, such additional shares shall be issued in the name of such Indemnifying Stockholders as applicable and shall not be subject to escrow. Once released from the Escrow Fund, shares of Parent Common Stock shall cease to be Escrow Shares.

(b) Payment of Dividends; Voting. Any cash dividends, dividends payable in securities, or other distributions of any kind made in respect of the Escrow Shares will be delivered promptly to the Indemnifying Stockholders. The Indemnifying Stockholders (other than the holders of Company Options and Company Warrants) shall be entitled to vote the Escrow Shares on any matters to come before the stockholders of Parent, with each Indemnifying Stockholder being entitled to direct the voting of its or his Escrow Shares listed on the Company Closing Certificate.

(c) Distribution of Escrow Shares. At the times provided for in Section 8.5(e), the Escrow Shares shall be released to the Indemnifying Stockholders (and to Parent on behalf of holders of Company Options and Company Warrants) in accordance with the Company Closing Certificate unless the Stockholders’ Representative shall have instructed the Escrow Agent otherwise in writing, in which case the Escrow Agent and the Parent shall be entitled to rely upon such instructions. Parent will take such action as may be necessary to cause such certificates to be issued in the names of the appropriate persons. Certificates representing Escrow Shares so issued that are subject to resale restrictions under applicable securities laws will bear a legend to that effect. No fractional shares shall be released and delivered from the Escrow Fund to the Indemnifying Stockholders and all fractional shares shall be rounded to the nearest whole share.

(d) Assignability. No Escrow Shares or any beneficial interest therein may be pledged, sold, assigned or transferred, including by operation of law, by any Indemnifying Stockholders or be taken or reached by any legal or equitable process in satisfaction of any debt or other liability of any such stockholder, prior to the delivery to such Indemnifying Stockholders of its or his pro rata portion of the Escrow Fund by the Escrow Agent as provided herein.

(e) Release from Escrow Fund. Within five (5) business days following expiration of the Survival Period (the “Release Date”), the Escrow Shares will be released from the Escrow Fund to the Indemnifying Stockholders less the number of Escrow Shares, if any, with a Fair Market Value equal to the amount of Adverse Consequences set forth in any Indemnification Notice from Parent with respect to any pending but unresolved claim for indemnification. Prior to the Release Date, the Parent Representative and the Stockholder Representative shall issue to the Escrow Agent a certificate executed by each of them instructing the Escrow Agent to release such number of Escrow Shares determined in accordance with this Section 8.5(e). Any Escrow Shares retained in the Escrow Fund as a result of the immediately preceding sentence shall be released to the Indemnifying Stockholders or Parent, as appropriate, promptly upon resolution of the related claim for indemnification in accordance with the provisions of this Article VIII. For purposes of this Article VIII, the “Fair Market Value” shall be the average reported last sales price for the ten (10) trading days ending on the last day prior to the date that the claim for indemnification is publicly disclosed (or if there is no public disclosure, the date on which the Indemnification Notice is received) and the ten (10) trading days after such date; provided, however, the Stockholders’ Representative and the Parent Representative acting together shall have the right to assign a different value to the Escrow Shares in order to settle or pay any Third Party Claim in the event the third party claimant is willing to accept the Escrow Shares in full or partial settlement therefor.

(f) Stockholders’ Representative and Parent Representative.

(i) MPM BioVentures III-QP, L.P. is hereby constituted and appointed jointly as the Stockholders’ Representative for and on behalf of the Indemnifying Stockholders to give and receive notices and communications, to authorize delivery to Parent of shares of Parent Common Stock from the Escrow Fund in satisfaction of indemnification claims by Parent, to object to such deliveries, negotiate, enter into settlements and compromises of, and comply with orders of courts with respect to such claims (including Third Party Claims), and to take all actions necessary or appropriate in the judgment of the Stockholders’ Representative for the accomplishment of the foregoing. Such agency may be changed by from time to time upon not less than ten (10) days’ prior written notice, executed by the Stockholders’ Representative, to the Parent Representative. No bond shall be required of the Stockholders’ Representative, and the Stockholders’ Representative shall receive no compensation for his services. Notices or communications to or from the Stockholders’ Representative shall constitute notice to or from Company and each of the Indemnifying Stockholders.

(ii) The Stockholders’ Representative shall not be liable for any act done or omitted hereunder as Stockholders’ Representative while acting in good faith and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith. The Indemnifying Stockholders shall severally indemnify the Stockholders’ Representative and hold him harmless against any loss, liability, or expense (including legal and accounting fees) incurred without gross negligence or bad faith on the part of the Stockholders’ Representative and arising out of or in connection with the acceptance or administration of his duties hereunder.

(iii) A decision, act, consent or instruction of the Stockholders’ Representative shall constitute a decision of all Indemnifying Stockholders for whom Escrow Shares otherwise issuable to them are deposited in escrow and shall be final, binding, and conclusive upon each such Indemnifying Stockholder, and Parent may rely upon any decision, act, consent, or instruction of the Stockholders’ Representative as being the decision, act, consent or instruction of each and every such Indemnifying Stockholder. The Stockholders’ Representative shall have the right to consent to the use of the Escrow Shares to settle any claims made hereunder. For purposes of clarification, in connection with the settlement or payment of any claims for indemnification hereunder, the “Fair Market Value” of the Escrow Shares as defined under this Article VIII, shall not be binding upon the Parent or Stockholders’ Representative if they mutually agree upon any value other than Fair Market Value and shall also have the discretion to mutually agree to use the Escrow Shares to settle or pay any Third Party Claims.

(iv) John Pappajohn is hereby constituted and appointed jointly as the Parent Representative for and on behalf of the Parent to give and receive notices and communications, to negotiate, enter into settlements and compromises of, and comply with orders of courts with respect to such claims (including Third Party Claims), and to take all actions necessary or appropriate in the judgment of the Parent Representative for the accomplishment of the foregoing. Such agency may be changed by from time to time upon not less than ten (10) days’ prior written notice, executed by the Parent Representative, to the Stockholders’ Representative. No bond shall be required of the Parent Representative, and the Parent Representative shall receive no compensation for his services. Notices or communications to or from the Parent Representative shall constitute notice to or from Parent.

(v) The Parent Representative shall not be liable for any act done or omitted hereunder while acting in good faith and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith. The Parent shall indemnify the Parent Representative and hold him harmless against any loss, liability, or expense incurred without gross negligence or bad faith on the part of the Parent Representative and arising out of or in connection with the acceptance or administration of his duties hereunder.

(vi) A decision, act, consent or instruction of the Parent Representative shall constitute a decision of Parent under this Article VIII and shall be final, binding, and conclusive upon Parent. The Stockholders’ Representative and the Indemnifying Stockholders may rely upon any decision, act, consent, or instruction of the Parent Representative as being the decision, act, consent or instruction of the Parent. The Parent Representative shall have the right to consent to the use of the Escrow Shares to settle any claim for which Parent is entitled to indemnification under this Article VIII. For purposes of clarification, in connection with the settlement or payment of any claims for indemnification hereunder, the “Fair Market Value” of the Escrow Shares as defined under this Article VIII, shall not be binding upon the Parent Representative or Stockholders’ Representative if they mutually agree upon any value other than Fair Market Value and shall also have the discretion to mutually agree to use the Escrow Shares to settle or pay any Third Party Claims.

8.6. Determination/Resolution of Claims.

(a) If an Indemnified Party wishes to make a claim for indemnification against an Indemnifying Party, such Indemnified Party shall deliver the Indemnification Notice to the Indemnifying Party and to the Escrow Agent on or before the expiration of the Survival Period. Such Indemnification Notice shall contain the amount of Adverse Consequences for which the Indemnified Party is seeking indemnification and shall set forth the reasons therefore in reasonable detail.

(b) If Parent asserts a claim upon the Escrow Fund by delivering an Indemnification Notice to the Stockholders’ Representative and the Escrow Agent on or before the end of the Survival Period, the Escrow Agent shall retain in the Escrow Fund such number of shares of Parent Common Stock as shall be determined in accordance with Section 8.5(e) above.

(c) Unless the Stockholders’ Representative shall notify Parent in writing within thirty (30) days after receipt of an Indemnification Notice that the Stockholders’ Representative objects to any claim for indemnification set forth therein, which notice shall include a reasonable explanation of the basis for such objection, then such indemnification claim shall be deemed to be accepted by the Stockholders’ Representative and the parties shall issue to the Escrow Agent a certificate executed by the Parent Representative and the Stockholders’ Representative indicating what number of Escrow Shares are to be released to Parent. If the Stockholders’ Representative shall timely notify Parent in writing that it objects to any claim for indemnification made in such an Indemnification Notice, Parent shall have fifteen (15) days from receipt of such notice to respond in a written statement to such objection. If after thirty (30) days following receipt of Parent’s written statement, there remains a dispute as to any indemnification claims set forth in the Indemnification Notice, the Stockholders’ Representative and the Parent Representative shall attempt in good faith for sixty (60) days to agree upon the rights of the respective parties with respect to each of such claims. If the Stockholders’ Representative and the Parent Representative should so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties. Based upon the memorandum, the parties shall issue to the Escrow Agent a certificate executed by the Parent Representative and the Stockholders’ Representative indicating what number of Escrow Shares are to be released to Parent. The Escrow Agent shall be entitled to rely on any such certificate and disburse Escrow Shares from the Escrow Fund in accordance with the terms thereof.

(d) If the Stockholders’ Representative and the Parent Representative cannot resolve a dispute during the sixty-day period (or such longer period as the parties may agree to in writing), then such dispute shall be submitted (and either party may submit such dispute) for arbitration before a single arbitrator in Wilmington, Delaware, in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The Stockholders’ Representative and the Parent Representative shall attempt to agree upon an arbitrator. In the event that the Stockholders’ Representative and the Parent Representative are unable to agree upon an arbitrator within ten (10) days after the date on which the disputed matter may, under this Agreement, be submitted to arbitration, then either the Stockholders’ Representative or the Parent Representative, upon written notice to the other, may apply for appointment of such arbitrator by the American Arbitration Association. Each party shall pay the fees and expenses of counsel used by it and 50% of the fees and expenses of the arbitrator and of the other expenses associated with the arbitration. The arbitrator shall render his decision within ninety (90) days after his appointment, such decision shall be in writing and shall be final and conclusive on the parties. The decision shall be submitted to the Escrow Agent which shall act in accordance therewith.

8.7. Indemnification Threshold. Notwithstanding anything to the contrary contained herein, no Person or Party shall have any obligation to indemnify Parent or Company, as the case may be, from and against any Adverse Consequences caused proximately by the breach of any representation or warranty of Parent or Company hereunder, as the case may be, until Parent or Company, as the case may be, has suffered Adverse Consequences by reason of all such breaches (or alleged breaches) in excess of $500,000 in the aggregate, with no single Adverse Consequence being valued at less than $50,000.

8.8. Other Indemnification Provisions.

(a) Any Indemnified Party seeking indemnification under this Article VIII shall be required to take all reasonable actions to mitigate the damages associated with the Adverse Consequences.

(b) Notwithstanding any provision contained in this Agreement, no indemnification claim shall be maintained by any party for breach of representations or warranties of the other party if such claiming party had knowledge of the breach of the representations and warranties on or before the Closing.

(c) No recovery for indemnification shall include recovery for special, incidental, punitive or consequential damages. All claims for indemnification shall be subject to reduction or offset for any tax benefits associated with or insurance proceeds applicable to the claim.

ARTICLE IX

GENERAL PROVISIONS

9.1. Survival. The agreements and covenants contained in this Agreement shall survive the Closing Date without limitation. The representations and warranties contained in this Agreement shall survive the Closing Date for a period of twelve (12) months.

9.2. Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or by telecopy upon confirmation of receipt; (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service; or (c) on the third Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

if to Parent or Merger Sub, to:

Healthcare Acquisition Corp.
666 Walnut Street, Suite 2116
Des Moines, Iowa 50309
Attn: Matthew P. Kinley
Phone: (515) 244-5746
Fax:

with a copy to:

Ellenoff Grossman & Schole LLP
370 Lexington Ave.
New York, New York 10017
Attn: Barry I. Grossman, Esq.
Phone: (212) 370-1300
Fax: (212) 370-7889

if to Company or Stockholders, to

PharmAthene, Inc.
175 Admiral Cochrane Drive, Suite #101
Annapolis, MD 21401
Attn: David P. Wright
President & Chief Executive Officer
Phone: (410) 571-8920
Fax: (410) 571-8927

with a copy to:

McCarter & English, LLP
Four Gateway Center
100 Mulberry Street
Newark, New Jersey 07102
Attn: Jeffrey A. Baumel, Esq.
Phone: (973) 639-5904
Fax: (973) 624-7070

If to Stockholders’ Representative:

MPM BioVentures III-QP, LP
The John Hancock Tower
200 Clarendon Street
54th Floor
Boston, MA 02116
Attn: Steven St. Peter, M.D.
Phone: (617) 425-9200
Fax: (617) 425-9201

If to Parent Representative:

John Pappajohn
2116 Financial Center
Des Moines, Iowa 50309
Phone:
Fax: (515) 244-2346

9.3. Interpretation. When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The parties have participated jointly in the negotiating and drafting of this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

9.4. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.

9.5. Entire Agreement; No Third-Party Beneficiaries.

(a) This Agreement, including the schedules hereto, and the Confidentiality Agreement, dated January 12, 2007 between Company and Parent, constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof.

(b) This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

9.6. Governing Law; Waiver of Jury Trial.

(a) This Agreement and the transactions contemplated hereby, and all disputes between the parties under or related to this Agreement or the facts and circumstances leading to its execution, whether in contract, tort or otherwise, shall be governed by and construed in accordance with the internal laws of the State of Delaware, applicable to contracts executed in and to be performed entirely within the State of Delaware.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.6.

9.7. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability or the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

9.8. Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

9.9. Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Boards of Directors, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of the party against which such waiver or extension is to be enforced. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

9.10. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other parties, and any attempt to make any such assignment without such consent shall be null and void. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

9.11. Submission to Jurisdiction; Waivers.

(a) Each of Company, Parent and Merger Sub hereby irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by another party hereto or its successors or assigns shall be brought and determined exclusively in any federal or state court of competent jurisdiction located in the State of Delaware and in the courts hearing appeals therefrom. Each party hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with Section (b) below, that its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and to the fullest extent permitted by applicable law, that the suit, action or proceeding in any such court is brought in an inconvenient forum, or that this Agreement, or the subject matter hereof, may not be enforced in or by such courts and further irrevocably waives, to the fullest extent permitted by applicable law, the benefit of any defense that would hinder, fetter or delay the levy, execution or collection of any amount to which the party is entitled pursuant to the final judgment of any court having jurisdiction. Each party irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered airmail, postage prepaid, to such party at its address set forth in this Agreement, such service of process to be effective upon acknowledgement of receipt of such registered mail. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the other party in any other jurisdiction in which the other party in any other jurisdiction in which the other party may be subject to suit.

(b) Each of Company, Parent and Merger Sub hereby agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 9.2 or in such other manner as may be permitted by applicable law shall be valid and sufficient service thereof.

9.12. Enforcement; Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

ARTICLE X

DEFINITIONS

As used in this Agreement terms not otherwise defined herein:

(a) “8% Convertible Notes” means the unsecured notes to be issued to certain noteholders of Company as Note Consideration in accordance with the Note Exchange Agreement which shall mature twenty four (24) months from the Effective Time, accrue interest at 8.00% per annum, and be convertible into shares of Parent Common Stock at $10.00 per share and be in substantially the form of Exhibit A attached hereto.

(b) “Adverse Consequences” means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, Liens, losses, expenses, and fees, including court costs and attorneys’ fees and expenses.

(c) “Alternative Transaction” means any of the following events: (i) any tender or exchange offer, merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving Company (any of the above, a “Business Combination Transaction”), with any Person other than Parent, Merger Sub or any affiliate (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) thereof (a “Third Party”) or (ii) the acquisition by a Third Party of 10% or more of the outstanding shares of Company Common Stock, or of 10% or more of the assets or operations of Company, taken as a whole, in a single transaction or a series of related transactions, provided, however, that the following shall not be deemed Alternative Transactions: (x) the issuance by the Company of equity securities valued in the aggregate at no more than $5 million (subject to the limitation that the securities of the Company issued to the purchasers thereof will not convert into more than 625,000 shares of Parent Common Stock in the Merger); and, (y) licensing transactions or other strategic alliances.

(d) “Board of Directors” means the Board of Directors of any specified Person and any committees thereof.

(e) “Business Day” means any day on which banks are not required or authorized to close in the City of New York.

(f) “Code” mans the U.S. Internal Revenue Code of 1986, as amended.

(g) “good standing” means, when used with respect to the status of any entity domiciled or doing business in a particular state, that such entity has filed its most recent required annual report and (i) if a domestic entity, has not filed articles of dissolution, and (ii) if a foreign entity, has not applied for a certificate of withdrawal and is not the subject of a proceeding to revoke its certificate of authority.

(h) “Indemnifying Stockholders” means those holders of Company Capital Stock and outstanding Company Options and Company Warrants.

(i) “Knowledge” or any phrase of similar import shall mean the actual knowledge after reasonable investigation of any person holding the office or position, or fulfilling the function of a director or officer of Company.

(j) “Liability” means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

(k) “Liens” means any mortgage, deed of trust, security interest, pledge, lien, or other charge or encumbrance of any nature whatsoever except: (a) liens disclosed in the Company Financial Statements; (b) liens for taxes, assessments, or governmental charges or levies not yet due and delinquent; and (c) liens consisting of zoning or planning restrictions, easements, permits, any other restrictions or limitations on the use of real property or irregularities in title thereto which do not materially detract from the value of, or impair the use of, such property by Company, Parent or any of their respective subsidiaries).

(l) “Material Adverse Effect” with respect to a party shall mean any change, effect, event, occurrence or state of facts which is, or is reasonably expected to be, materially adverse to the business, financial condition, results of operations or prospects of such party and its subsidiaries, taken as a whole, other than any change, effect, event or occurrence relating to (i) the economy or securities markets of the United States or any other region in general or (ii) this Agreement or the transactions contemplated hereby or the announcement thereof or otherwise as contemplated by this Agreement or disclosed hereunder.

(m) “Milestone Payment” means payments made to the stockholders of Company as part of the Merger Consideration equal to 10% of the actual collections on gross sales of Valortim to the United States federal government (or a department thereof) until the earlier of (A) December 31, 2009, or (B) total aggregate milestone payments to the Stockholders equal $10 million. These payments shall be conditioned upon receipt by Company of an award, procurement or other contract (x) on or before December 31, 2007; (y) which provides for a procurement by the U.S. government (or a department thereof) of doses or treatments equal to or greater than 60,000; and (z) with a total contract value of $150 million or more, and otherwise no Milestone Payments shall be paid or due. Any Milestone Payments owed shall be determined, in arrears, by Parent within forty-five (45) days of the end of each fiscal quarter based on actual collections from the U.S. government (or a department thereof) of gross sales, and shall be paid within three (3) business days of such determination. Subject to the limitations set forth above, the Stockholders shall be entitled to Milestone Payments related to collections prior to and including December 31, 2009.

(n) “Note Conversion Shares” means the shares of Parent Common Stock issuable upon conversion of the 8% Convertible Notes.

(o) “the other party” means, with respect to Company, Parent and means, with respect to Parent, Company

(p) “PA Management Team” means and refers to those persons identified on Schedule X(o).

(q) “Parent Representative” means John Pappajohn.

(r) “Permitted Liens” means (i) any liens for Taxes not yet due or which are being contested in good faith by appropriate proceedings; (ii) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar liens; (iii) pledges or deposits in connection with workers’ compensation, unemployment insurance, and other social security legislation; and (iv) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto.

(s) “Requisite Majority” means (i) with respect to the Company Common Stock, the vote of the holders of 80% of the issued and outstanding shares of Common Stock and (ii) with respect to the Company Preferred Stock, the vote of holders of at least 66.66% of each outstanding series acting separately.

(t) “SEC” means the Securities and Exchange Commission.

(u) “Valortim” means a high affinity, fully human monoclonal antibody to bacillus anthracis protective antigen (PA) which fights the invading organism. It is designed to target and bind to PA cells and protect healthy human cells from infiltration by the certain toxins produced by the anthrax bacteria.

IN WITNESS WHEREOF, Parent, Merger Sub and Company have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

HEALTHCARE ACQUISITION CORP.

By:	/s/ John Pappajohn
Name:	John Pappajohn
Title:	Chairman

PAI ACQUISITION CORP.

By:	/s/ John Pappajohn
Name:	John Pappajohn
Title:	Chairman

PHARMATHENE, INC.

By:	/s/ David P. Wright
Name: David P. Wright
Title: President and Chief Executive Officer

Soley as to Article VIII and Article IX:

John Pappajohn, as Parent Representative

/s/ John Pappajohn

Soley as to Article VIII and Article IX:

MPM BioVentures III-QP, L.P., as Stockholder Representative

By:	/s/ Ansbert Gadicke
Name:	Ansbert Gadicke
Title:	Stockholder Representative

ANNEX B

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
HEALTHCARE ACQUISITION CORP.
ADOPTED IN ACCORDANCE WITH SECTION 242 AND 245
OF THE DELAWARE GENERAL CORPORATION LAW

* * * * * * * * * * * * * * *

Healthcare Acquisition Corp., a Delaware corporation (the “Corporation”) does hereby certify that:

FIRST: The name of the corporation is Healthcare Acquisition Corp. The date of filing of the original Certificate of Incorporation with the Delaware Secretary of State was April 25, 2005; an Amended and Restated Certificate of Incorporation with the Delaware Secretary of State was filed on April 28, 2005; a further Amended and Restated Certificate of Incorporation with the Delaware Secretary of State was filed on July 26, 2005. The name under which the Corporation was originally incorporated was Healthcare Acquisition Corp.

SECOND: This Amended and Restated Certificate of Incorporation (the “Certificate”) amends, restates and integrates the provisions of the Amended and Restated Certificate of Incorporation of the Corporation and has been duly adopted in accordance with the provisions of Section 242 and 245 of the General Corporation Law of the State of Delaware (the “GCL”) in a special meeting of the holders of the outstanding stock entitled to vote thereon in accordance with the provisions of Section 228 of the GCL.

THIRD: This Certificate shall become effective immediately upon its filing with the Secretary of State of the State of Delaware.

FOURTH: Upon the filing with the Secretary of State of the State of Delaware of this Certificate, the Certificate of Incorporation shall be amended and restated in its entirety to be and read as set forth on Exhibit A attached hereto.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by a duly authorized officer __________, 2007.

HEALTHCARE ACQUISITION CORP.

By: /s/ Matthew P. Kinley
Name: Matthew P. Kinley
Title: President

EXHIBIT A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
PHARMATHENE, INC.

FIRST: The name of the corporation is PharmAthene, Inc. (hereinafter sometimes referred to as the “Corporation”).

SECOND: The address of the Corporation’s registered office in the State of Delaware is National Registered Agents, Inc., 160 Greentree Drive, Suite 101, Dover, Delaware 19904, County of Kent. The name of the Corporation’s registered agent at such address is National Registered Agents, Inc.

THIRD: The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law (“GCL”).

FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 101,000,000 of which 100,000,000 shares shall be Common Stock of the par value of $.0001 per share and 1,000,000 shares shall be Preferred Stock of the par value of $.0001 per share.

   A. Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the GCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

   B. Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

FIFTH: The name and mailing address of the sole incorporator of the Corporation are as follows:

Name:	Matthew P. Kinley
Address:	c/o Equity Dynamics, Inc.
  2116 Financial Center
  Des Moines, Iowa, 50309

SIXTH: For so long as at least 30% of the aggregate principal amount of the 8% convertible notes (the “Notes”) issued on ____________, 2007 in the original aggregate principal amount of $12,500,000) remains outstanding (and notwithstanding the existence of less than three (3) note holders at any given time), the following provisions shall apply:

A. the Corporation shall maintain a Board of Directors consisting of no more than seven (7) individuals and the Compensation Committee and Nominating Committee (or other committees serving similar functions) all shall have no more than three (3) members;

B.  three (3) members of the Corporation’s Board of Directors (the “Noteholder Directors”) shall be elected by the holders of Notes representing two-thirds of the then outstanding principal amount of all Notes, voting as a separate class;

C. two (2) Noteholder Directors (in each case chosen by a majority vote of all the Noteholder Directors) shall have the right, but not the obligation, to serve as members of each of the committees of the Corporation’s Board of Directors;

   D. The Board of Directors of the Corporation shall nominate as Noteholder Directors only the persons designated as director pursuant to the Note Exchange Agreement, dated _________, 2007, by and among the Corporation and the holders of the Notes and recommend that the holders vote to elect such nominees as directors of the Corporation and shall fill any vacancies that may arise upon the resignation of any of the Noteholder Directors with a new Noteholder Director designated in accordance with the foregoing. A Noteholder Director elected to fill a vacancy resulting from the death, resignation or removal of a Noteholder Director shall serve for the remainder of the full term of the Noteholder Director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified; and

E. The provisions contained in this Article Sixth shall terminate immediately and without further action when less than 30% of the aggregate principal original amount of the Notes as of the date of this Amendment remains outstanding.

SEVENTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

   A. Election of directors need not be by ballot unless the by-laws of the Corporation so provide.

   B. The Board of Directors shall have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the by-laws of the Corporation as provided in the by-laws of the Corporation.

   C. The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.

   D. In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Certificate of Incorporation, and to any by-laws from time to time made by the stockholders; provided, however, that no by-law so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

EIGHTH: A. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the GCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. Any repeal or modification of this paragraph A by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

   B. The Corporation, to the full extent permitted by Section 145 of the GCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.

NINTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

TENTH: The Corporation hereby elects not to be governed by Section 203 of the GCL.

ANNEX C

HEALTHCARE ACQUISITION CORP.

2007 LONG-TERM INCENTIVE COMPENSATION PLAN

ARTICLE I
PURPOSE

Section 1.1 Purpose. This 2007 Long-Term Incentive Compensation Plan (the “Plan”) is established by Healthcare Acquisition Corp., a Delaware corporation (the “Company”), to create incentives which are designed to motivate Participants to put forth maximum effort toward the success and growth of the Company and to enable the Company to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to the Company’s success. Toward these objectives, the Plan provides for the grant of Options, Restricted Stock Awards, Stock Appreciation Rights (“SARs”), Performance Units and Performance Bonuses to Eligible Employees and the grant of Nonqualified Stock Options, Restricted Stock Awards, SARs and Performance Units to Consultants and Eligible Directors, subject to the conditions set forth in the Plan.

Section 1.2 Establishment. The Plan is effective as of [___________], 2007 and for a period of ten years thereafter. The Plan shall continue in effect until all matters relating to the payment of Awards and administration of the Plan have been settled. The Plan is subject to approval by the Company’s stockholders in accordance with applicable law which approval must occur within the period ending twelve months after the date the Plan is adopted by the Board. Pending such approval by the stockholders, Awards under the Plan may be granted, but no such Awards may be exercised prior to receipt of stockholder approval. In the event stockholder approval is not obtained within a twelve-month period, all Awards granted shall be void.

Section 1.3 Shares Subject to the Plan. Subject to the limitations set forth in the Plan, Awards may be made under this Plan for a total of 3,500,000 shares of the Company’s common stock, par value $.0001 per share (the “Common Stock”).

ARTICLE II
DEFINITIONS

Section 2.1 “Account” means the recordkeeping account established by the Company to which will be credited an Award of Performance Units to a Participant.

Section 2.2 “Affiliated Entity” means any corporation, partnership, limited liability company or other form of legal entity in which a majority of the partnership or other similar interest thereof is owned or controlled, directly or indirectly, by the Company or one or more of its Subsidiaries or Affiliated Entities or a combination thereof. For purposes hereof, the Company, a Subsidiary or an Affiliated Entity shall be deemed to have a majority ownership interest in a partnership or limited liability company if the Company, such Subsidiary or Affiliated Entity shall be allocated a majority of partnership or limited liability company gains or losses or shall be or control a managing director or a general partner of such partnership or limited liability company.

Section 2.3 “Award” means, individually or collectively, any Option, Restricted Stock Award, SAR, Performance Unit or Performance Bonus granted under the Plan to an Eligible Employee by the Board or any Nonqualified Stock Option, Performance Unit SAR or Restricted Stock Award granted under the Plan to a Consultant or an Eligible Director by the Board pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Board may establish by the Award Agreement or otherwise.

Section 2.4 “Award Agreement” means any written instrument that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by this Plan and by the Board’s exercise of its administrative powers.

Section 2.5 “Board” means the Board of Directors of the Company and, if the Board has appointed a Committee as provided in Section 3.1, the term “Board” shall include such Committee.

Section 2.6 “Change of Control Event” means each of the following:

(i) Any transaction in which shares of voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company are issued by the Company, or sold or transferred by the stockholders of the Company as a result of which those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such transaction cease to beneficially own voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately after such transaction;

(ii) The merger or consolidation of the Company with or into another entity as a result of which those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such merger or consolidation cease to beneficially own voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the surviving corporation or resulting entity immediately after such merger of consolidation; or

(iii) The sale of all or substantially all of the Company’s assets to an entity of which those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such asset sale do not beneficially own voting securities of the purchasing entity representing more than 50% of the total combined voting power of all outstanding voting securities of the purchasing entity immediately after such asset sale.

Section 2.7 “Code” means the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

Section 2.8 “Committee” means the Committee appointed by the Board as provided in Section 3.1.

Section 2.9 “Common Stock” means the common stock, par value $.0001 per share, of the Company, and after substitution, such other stock as shall be substituted therefore as provided in Article X.

Section 2.10 “Consultant” means any person who is engaged by the Company, a Subsidiary or an Affiliated Entity to render consulting or advisory services.

Section 2.11 “Date of Grant” means the date on which the grant of an Award is authorized by the Board or such later date as may be specified by the Board in such authorization.

Section 2.12 “Disability” means the Participant is unable to continue employment by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. For purposes of this Plan, the determination of Disability shall be made in the sole and absolute discretion of the Board.

Section 2.13 “Eligible Employee” means any employee of the Company, a Subsidiary, or an Affiliated Entity as approved by the Board.

Section 2.14 “Eligible Director” means any member of the Board who is not an employee of the Company, a Subsidiary or an Affiliated Entity.

Section 2.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

Section 2.16 “Fair Market Value” means (A) during such time as the Common Stock is registered under Section 12 of the Exchange Act, the closing price of the Common Stock as reported by an established stock exchange or automated quotation system on the day for which such value is to be determined, or, if no sale of the Common Stock shall have been made on any such stock exchange or automated quotation system that day, on the next preceding day on which there was a sale of such Common Stock, or (B) during any such time as the Common Stock is not listed upon an established stock exchange or automated quotation system, the mean between dealer “bid” and “ask” prices of the Common Stock in the over-the-counter market on the day for which such value is to be determined, as reported by the National Association of Securities Dealers, Inc., or (C) during any such time as the Common Stock cannot be valued pursuant to (A) or (B) above, the fair market value shall be as determined by the Board considering all relevant information including, by example and not by limitation, the services of an independent appraiser.

Section 2.17 “Incentive Stock Option” means an Option within the meaning of Section 422 of the Code.

Section 2.18 “Nonqualified Stock Option” means an Option which is not an Incentive Stock Option.

Section 2.19 “Option” means an Award granted under Article V of the Plan and includes both Nonqualified Stock Options and Incentive Stock Options to purchase shares of Common Stock.

Section 2.20 “Participant” means an Eligible Employee, a Consultant or an Eligible Director to whom an Award has been granted by the Board under the Plan.

Section 2.21 “Performance Bonus” means the cash bonus which may be granted to Eligible Employees under Article IX of the Plan.

Section 2.22 “Performance Units” means those monetary units that may be granted to Eligible Employees, Consultants or Eligible Directors pursuant to Article VIII hereof.

Section 2.23 “Plan” means this Healthcare Acquisition Corp. 2007 Long-Term Incentive Compensation Plan.

Section 2.24 “Restricted Stock Award” means an Award granted to an Eligible Employee, Consultant or Eligible Director under Article VI of the Plan.

Section 2.25 “Retirement” means the termination of an Eligible Employee’s employment with the Company, a Subsidiary or an Affiliated Entity on or after attaining age __.

Section 2.26 “SAR” means a stock appreciation right granted to an Eligible Employee, Consultant or Eligible Director under Article VII of the Plan.

Section 2.27 “Subsidiary” shall have the same meaning set forth in Section 424 of the Code.

ARTICLE III
ADMINISTRATION

Section 3.1 Administration of the Plan by the Board. The Board shall administer the Plan. The Board may, by resolution, appoint the Compensation Committee to administer the Plan and delegate its powers described under this Section 3.1 and otherwise under the Plan for purposes of Awards granted to Eligible Employees and Consultants.

Subject to the provisions of the Plan, the Board shall have exclusive power to:

(a) Select Eligible Employees and Consultants to participate in the Plan.

(b) Determine the time or times when Awards will be made to Eligible Employees or Consultants.

(c) Determine the form of an Award, whether an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, SAR, Performance Unit, or Performance Bonus, the number of shares of Common Stock or Performance Units subject to the Award, the amount and all the terms, conditions (including performance requirements), restrictions and/or limitations, if any, of an Award, including the time and conditions of exercise or vesting, and the terms of any Award Agreement, which may include the waiver or amendment of prior terms and conditions or acceleration or early vesting or payment of an Award under certain circumstances determined by the Board.

(d) Determine whether Awards will be granted singly or in combination.

(e) Accelerate the vesting, exercise or payment of an Award or the performance period of an Award.

(f) Determine whether and to what extent a Performance Bonus may be deferred, either automatically or at the election of the Participant or the Board.

(g) Take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan.

Section 3.2 Administration of Grants to Eligible Directors. The Board shall have the exclusive power to select Eligible Directors to participate in the Plan and to determine the number of Nonqualified Stock Options, Performance Units, SARs or shares of Restricted Stock awarded to Eligible Directors selected for participation. If the Board appoints a committee to administer the Plan, it may delegate to the committee administration of all other aspects of the Awards made to Eligible Directors.

Section 3.3 Board to Make Rules and Interpret Plan. The Board in its sole discretion shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan, as it may deem necessary or advisable for the administration of the Plan. The Board’s interpretation of the Plan or any Awards and all decisions and determinations by the Board with respect to the Plan shall be final, binding, and conclusive on all parties.

Section 3.4 Section 162(m) Provisions. The Company intends for the Plan and the Awards made there under to qualify for the exception from Section 162(m) of the Code for “qualified performance based compensation” if it is determined by the Board that such qualification is necessary for an Award. Accordingly, the Board shall make determinations as to performance targets and all other applicable provisions of the Plan as necessary in order for the Plan and Awards made there under to satisfy the requirements of Section 162(m) of the Code.

ARTICLE IV
GRANT OF AWARDS

Section 4.1 Grant of Awards. Awards granted under this Plan shall be subject to the following conditions:

(a) Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares of Common Stock or are exchanged in the Board’s discretion for Awards not involving Common Stock, shall be available again for grant under the Plan and shall not be counted against the shares authorized under Section 1.3.

(b) Common Stock delivered by the Company in payment of an Award authorized under Articles V and VI of the Plan may be authorized and unissued Common Stock or Common Stock held in the treasury of the Company.

(c) The Board shall, in its sole discretion, determine the manner in which fractional shares arising under this Plan shall be treated.

(d) Separate certificates or a book-entry registration representing Common Stock shall be delivered to a Participant upon the exercise of any Option.

(e) The Board shall be prohibited from canceling, reissuing or modifying Awards if such action will have the effect of repricing the Participant’s Award.

(f) Eligible Directors may only be granted Nonqualified Stock Options, Restricted Stock Awards, SARs or Performance Units under this Plan.

(g) The maximum term of any Award shall be ten years.

ARTICLE V
STOCK OPTIONS

Section 5.1 Grant of Options. The Board may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Options to Eligible Employees. These Options may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both. The Board may, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Nonqualified Stock Options to Eligible Directors and Consultants. Each grant of an Option shall be evidenced by an Award Agreement executed by the Company and the Participant, and shall contain such terms and conditions and be in such form as the Board may from time to time approve, subject to the requirements of Section 5.2.

Section 5.2 Conditions of Options. Each Option so granted shall be subject to the following conditions:

(a) Exercise Price. As limited by Section 5.2(e) below, each Option shall state the exercise price which shall be set by the Board at the Date of Grant; provided, however, no Option shall be granted at an exercise price which is less than the Fair Market Value of the Common Stock on the Date of Grant.

(b) Form of Payment. The exercise price of an Option may be paid (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) by delivering shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the exercise price, but only to the extent such exercise of an Option would not result in an adverse accounting charge to the Company for financial accounting purposes with respect to the shares used to pay the exercise price unless otherwise determined by the Board; or (iii) a combination of the foregoing. In addition to the foregoing, the Board may permit an Option granted under the Plan to be exercised by a broker-dealer acting on behalf of a Participant through procedures approved by the Board.

(c) Exercise of Options. Options granted under the Plan shall be exercisable, in whole or in such installments and at such times, and shall expire at such time, as shall be provided by the Board in the Award Agreement. Exercise of an Option shall be by written notice to the Secretary of the Company at least two business days in advance of such exercise stating the election to exercise in the form and manner determined by the Board. Every share of Common Stock acquired through the exercise of an Option shall be deemed to be fully paid at the time of exercise and payment of the exercise price.

(d) Other Terms and Conditions. Among other conditions that may be imposed by the Board, if deemed appropriate, are those relating to (i) the period or periods and the conditions of exercisability of any Option; (ii) the minimum periods during which Participants must be employed by the Company, its Subsidiaries, or an Affiliated Entity, or must hold Options before they may be exercised; (iii) the minimum periods during which shares acquired upon exercise must be held before sale or transfer shall be permitted; (iv) conditions under which such Options or shares may be subject to forfeiture; (v) the frequency of exercise or the minimum or maximum number of shares that may be acquired at any one time; (vi) the achievement by the Company of specified performance criteria; and (vii) non-compete and protection of business matters.

(e) Special Restrictions Relating to Incentive Stock Options. Options issued in the form of Incentive Stock Options shall only be granted to Eligible Employees of the Company or a Subsidiary, and not to Eligible Employees of an Affiliated Entity unless such entity shall be considered as a “disregarded entity” under the Code and shall not be distinguished for federal tax purposes from the Company or the applicable Subsidiary.

(f) Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

(g) Stockholder Rights. No Participant shall have a right as a stockholder with respect to any share of Common Stock subject to an Option prior to purchase of such shares of Common Stock by exercise of the Option.

ARTICLE VI
RESTRICTED STOCK AWARDS

Section 6.1 Grant of Restricted Stock Awards. The Board may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant a Restricted Stock Award to Eligible Employees, Consultants or Eligible Directors. Restricted Stock Awards shall be awarded in such number and at such times during the term of the Plan as the Board shall determine. Each Restricted Stock Award shall be subject to an Award Agreement setting forth the terms of such Restricted Stock Award and may be evidenced in such manner as the Board deems appropriate, including, without limitation, a book-entry registration or issuance of a stock certificate or certificates.

Section 6.2 Conditions of Restricted Stock Awards. The grant of a Restricted Stock Award shall be subject to the following:

(a) Restriction Period. Restricted Stock Awards granted to an Eligible Employee shall require the holder to remain in the employment of the Company, a Subsidiary, or an Affiliated Entity for a prescribed period. Restricted Stock Awards granted to Consultants or Eligible Directors shall require the holder to provide continued services to the Company for a period of time. These employment and service requirements are collectively referred to as a “Restriction Period”. The Board or the Committee, as the case may be, shall determine the Restriction Period or Periods which shall apply to the shares of Common Stock covered by each Restricted Stock Award or portion thereof. In addition to any time vesting conditions determined by the Board or the Committee, as the case may be, Restricted Stock Awards may be subject to the achievement by the Company of specified performance criteria based upon the Company’s achievement of all or any of the operational, financial or stock performance criteria set forth on Exhibit A annexed hereto, as may from time to time be established by the Board or the Committee, as the case may be. At the end of the Restriction Period, assuming the fulfillment of any other specified vesting conditions, the restrictions imposed by the Board or the Committee, as the case may be shall lapse with respect to the shares of Common Stock covered by the Restricted Stock Award or portion thereof. In addition to acceleration of vesting upon the occurrence of a Change of Control Event as provided in Section 11.5, the Board or the Committee, as the case may be, may, in its discretion, accelerate the vesting of a Restricted Stock Award in the case of the death, Disability or Retirement of the Participant who is an Eligible Employee or resignation of a Participant who is a Consultants or an Eligible Director.

(b) Restrictions. The holder of a Restricted Stock Award may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the shares of Common Stock represented by the Restricted Stock Award during the applicable Restriction Period. The Board shall impose such other restrictions and conditions on any shares of Common Stock covered by a Restricted Stock Award as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

(c) Rights as Stockholders. During any Restriction Period, the Board may, in its discretion, grant to the holder of a Restricted Stock Award all or any of the rights of a stockholder with respect to the shares, including, but not by way of limitation, the right to vote such shares and to receive dividends. If any dividends or other distributions are paid in shares of Common Stock, all such shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

ARTICLE VII
STOCK APPRECIATION RIGHTS

Section 7.1 Grant of SARs. The Board may from time to time, in its sole discretion, subject to the provisions of the Plan and subject to other terms and conditions as the Board may determine, grant a SAR to any Eligible Employee, Consultant or Eligible Director. SARs may be granted in tandem with an Option, in which event, the Participant has the right to elect to exercise either the SAR or the Option. Upon the Participant’s election to exercise one of these Awards, the other tandem Award is automatically terminated. SARs may also be granted as an independent Award separate from an Option. Each grant of a SAR shall be evidenced by an Award Agreement executed by the Company and the Participant and shall contain such terms and conditions and be in such form as the Board may from time to time approve, subject to the requirements of the Plan. The exercise price of the SAR shall not be less than the Fair Market Value of a share of Common Stock on the Date of Grant of the SAR.

Section 7.2 Exercise and Payment. SARs granted under the Plan shall be exercisable in whole or in installments and at such times as shall be provided by the Board in the Award Agreement. Exercise of a SAR shall be by written notice to the Secretary of the Company at least two business days in advance of such exercise. The amount payable with respect to each SAR shall be equal in value to the excess, if any, of the Fair Market Value of a share of Common Stock on the exercise date over the exercise price of the SAR. Payment of amounts attributable to a SAR shall be made in shares of Common Stock.

Section 7.3 Restrictions. In the event a SAR is granted in tandem with an Incentive Stock Option, the Board shall subject the SAR to restrictions necessary to ensure satisfaction of the requirements under Section 422 of the Code. In the case of a SAR granted in tandem with an Incentive Stock Option to an Eligible Employee who owns more than 10% of the combined voting power of the Company or its Subsidiaries on the date of such grant, the amount payable with respect to each SAR shall be equal in value to the applicable percentage of the excess, if any, of the Fair Market Value of a share of Common Stock on the Exercise date over the exercise price of the SAR, which exercise price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the SAR is granted.

ARTICLE VIII
PERFORMANCE UNITS

Section 8.1 Grant of Awards. The Board may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Performance Units to Eligible Employees, Consultants and Eligible Directors. Each Award of Performance Units shall be evidenced by an Award Agreement executed by the Company and the Participant, and shall contain such terms and conditions and be in such form as the Board may from time to time approve, subject to the requirements of Section 8.2.

Section 8.2 Conditions of Awards. Each Award of Performance Units shall be subject to the following conditions:

(a) Establishment of Award Terms. Each Award shall state the target, maximum and minimum value of each Performance Unit payable upon the achievement of performance goals.

(b) Achievement of Performance Goals. The Board shall establish performance targets for each Award for a period of no less than a year based upon some or all of the operational, financial or performance criteria listed in Exhibit A attached. The Board shall also establish such other terms and conditions as it deems appropriate to such Award. The Award may be paid out in cash or Common Stock as determined in the sole discretion of the Board.

ARTICLE IX
PERFORMANCE BONUS

Section 9.1 Grant of Performance Bonus. The Board may from time to time, subject to the provisions of the Plan and such other terms and conditions as the Board may determine, grant a Performance Bonus to certain Eligible Employees selected for participation. The Board will determine the amount that may be earned as a Performance Bonus in any period of one year or more upon the achievement of a performance target established by the Board. The Board shall select the applicable performance target(s) for each period in which a Performance Bonus is awarded. The performance target shall be based upon all or some of the operational, financial or performance criteria more specifically listed in Exhibit A attached.

Section 9.2 Payment of Performance Bonus. In order for any Participant to be entitled to payment of a Performance Bonus, the applicable performance target(s) established by the Board must first be obtained or exceeded. Payment of a Performance Bonus shall be made within 60 days of the Board’s certification that the performance target(s) has been achieved unless the Participant has previously elected to defer payment pursuant to a nonqualified deferred compensation plan adopted by the Company. Payment of a Performance Bonus may be made in either cash or Common Stock as determined in the sole discretion of the Board.

ARTICLE X
STOCK ADJUSTMENTS

In the event that the shares of Common Stock, as constituted on the effective date of the Plan, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, spin-off, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, or a dividend on the shares of Common Stock, or if rights or warrants to purchase securities of the Company shall be issued to holders of all outstanding Common Stock, then there shall be substituted for or added to each share available under and subject to the Plan, and each share theretofore appropriated under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be, on a fair and equivalent basis in accordance with the applicable provisions of Section 424 of the Code; provided, however, with respect to Options, in no such event will such adjustment result in a modification of any Option as defined in Section 424(h) of the Code. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in the shares available under and subject to the Plan, or in any Award, theretofore granted, such adjustments shall be made in accordance with such determination, except that no adjustment of the number of shares of Common Stock available under the Plan or to which any Award relates that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made would require an increase or decrease of at least 1% in the number of shares of Common Stock available under the Plan or to which any Award relates immediately prior to the making of such adjustment (the “Minimum Adjustment”). Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment together with other adjustments required by this Article X and not previously made would result in a Minimum Adjustment. Notwithstanding the foregoing, any adjustment required by this Article X which otherwise would not result in a Minimum Adjustment shall be made with respect to shares of Common Stock relating to any Award immediately prior to exercise, payment or settlement of such Award. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

ARTICLE XI
GENERAL

Section 11.1 Amendment or Termination of Plan. The Board may alter, suspend or terminate the Plan at any time provided, however, that it may not, without stockholder approval, adopt any amendment which would (i) increase the aggregate number of shares of Common Stock available under the Plan (except by operation of Article X), (ii) materially modify the requirements as to eligibility for participation in the Plan, or (iii) materially increase the benefits to Participants provided by the Plan.

Section 11.2 Termination of Employment; Termination of Service. If an Eligible Employee’s employment with the Company, a Subsidiary or an Affiliated Entity terminates as a result of death, Disability or Retirement, the Eligible Employee (or personal representative in the case of death) shall be entitled to purchase all or any part of the shares subject to any (i) vested Incentive Stock Option for a period of up to three months from such date of termination (one year in the case of death or Disability (as defined above) in lieu of the three-month period), and (ii) vested Nonqualified Stock Option during the remaining term of the Option. If an Eligible Employee’s employment terminates for any other reason, the Eligible Employee shall be entitled to purchase all or any part of the shares subject to any vested Option for a period of up to three months from such date of termination. In no event shall any Option be exercisable past the term of the Option. The Board may, in its sole discretion, accelerate the vesting of unvested Options in the event of termination of employment of any Participant.

In the event a Consultant ceases to provide services to the Company or an Eligible Director terminates service as a director of the Company, the unvested portion of any Award shall be forfeited unless otherwise accelerated pursuant to the terms of the Eligible Director’s Award Agreement or by the Board. The Consultant or Eligible Director shall have a period of three years following the date he ceases to provide consulting services or ceases to be a director, as applicable, to exercise any Nonqualified Stock Options which are otherwise exercisable on his date of termination of service.

Section 11.3 Limited Transferability - Options. The Board may, in its discretion, authorize all or a portion of the Nonqualified Stock Options granted under this Plan to be on terms which permit transfer by the Participant to (i) the ex-spouse of the Participant pursuant to the terms of a domestic relations order, (ii) the spouse, children or grandchildren of the Participant (“Immediate Family Members”), (iii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iv) a partnership or limited liability company in which such Immediate Family Members are the only partners or members. In addition, there may be no consideration for any such transfer. The Award Agreement pursuant to which such Nonqualified Stock Options are granted expressly provide for transferability in a manner consistent with this paragraph. Subsequent transfers of transferred Nonqualified Stock Options shall be prohibited except as set forth below in this Section 11.3. Following transfer, any such Nonqualified Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 11.2 hereof the term “Participant” shall be deemed to refer to the transferee. The events of termination of employment of Section 11.2 hereof shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 11.2 hereof. No transfer pursuant to this Section 11.3 shall be effective to bind the Company unless the Company shall have been furnished with written notice of such transfer together with such other documents regarding the transfer as the Board shall request. With the exception of a transfer in compliance with the foregoing provisions of this Section 11.3, all other types of Awards authorized under this Plan shall be transferable only by will or the laws of descent and distribution; however, no such transfer shall be effective to bind the Company unless the Board has been furnished with written notice of such transfer and an authenticated copy of the will and/or such other evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of such Award.

Section 11.4 Withholding Taxes. Unless otherwise paid by the Participant, the Company, its Subsidiaries or any of its Affiliated Entities shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Board may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by (i) directing the Company to withhold from any payment of the Award a number of shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the required withholding taxes or (ii) delivering to the Company previously owned shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the required withholding taxes. However, any payment made by the Participant pursuant to either of the foregoing clauses (i) or (ii) shall not be permitted if it would result in an adverse accounting charge with respect to such shares used to pay such taxes unless otherwise approved by the Board.

Section 11.5 Change of Control. Notwithstanding any other provision in this Plan to the contrary, Awards granted under the Plan to any Eligible Employee, Consultant or Eligible Director shall be immediately vested, fully earned and exercisable upon the occurrence of a Change of Control Event unless the terms of the Award state otherwise.

Section 11.6 Amendments to Awards. Subject to the limitations of Article IV, such as the prohibition on repricing of Options, the Board may at any time unilaterally amend the terms of any Award Agreement, whether or not presently exercisable or vested, to the extent it deems appropriate. However, amendments which are adverse to the Participant shall require the Participant’s consent.

Section 11.7 Registration; Regulatory Approval. Following approval of the Plan by the stockholders of the Company as provided in Section 1.2 of the Plan, the Board, in its sole discretion, may determine to file with the Securities and Exchange Commission and keep continuously effective, a Registration Statement on Form S-8 with respect to shares of Common Stock subject to Awards hereunder. Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue shares of Common Stock under this Plan prior to the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Board shall, in its sole discretion, determine to be necessary or advisable.

Section 11.8 Right to Continued Employment. Participation in the Plan shall not give any Eligible Employee any right to remain in the employ of the Company, any Subsidiary, or any Affiliated Entity. The Company or, in the case of employment with a Subsidiary or an Affiliated Entity, the Subsidiary or Affiliated Entity reserves the right to terminate any Eligible Employee at any time. Further, the adoption of this Plan shall not be deemed to give any Eligible Employee or any other individual any right to be selected as a Participant or to be granted an Award.

Section 11.9 Reliance on Reports. Each member of the Board and each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself or herself. In no event shall any person who is or shall have been a member of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

Section 11.10 Construction. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for the convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

Section 11.11 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware except as superseded by applicable Federal law.

Section 11.12 Other Laws. The Board may refuse to issue or transfer any shares of Common Stock or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

Section 11.13 No Trust or Fund Created. Neither the Plan nor an Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that a Participant acquires the right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company.

Section 11.14 Conformance to Section 409A of the Code To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance, the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (i) exempt the Award from Section 409A of the Code or (ii) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

EXHIBIT A
2007 Long-Term Incentive Compensation Plan
Performance Criteria

Operational Criteria may include:
Reserve additions/replacements
Finding & development costs
Production volume
Production Costs
Financial Criteria may include:
Earnings(net income, earnings before interest, taxes, depreciation and amortization (“EBITDA”)

Earnings per share:
Cash flow
Operating income
General and Administrative Expenses
Debt to equity ratio
Debt to cash flow
Debt to EBITDA
EBITDA to Interest
Return on Assets
Return on Equity
Return on Invested Capital
Profit returns/margins
Midstream margins

Stock Performance Criteria:
Stock price appreciation
Total stockholder return
Relative stock price performance

Preliminary Copy

HEALTHCARE ACQUISITION CORP.
THIS PROXY IS BEING SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS

The undersigned hereby appoints John Pappajohn and Matthew Kinley, together as proxies and each with full power of substitution, to represent and to vote all shares of common stock of Healthcare Acquisition Corp. at the special meeting of stockholders of HAQ to be held on [                    ], at 10:00 a.m. Eastern Time, and at any adjournment or postponement thereof, hereby revoking any and all proxies heretofore given.

1.
Proposal 1: to approve the Merger Proposal- the proposed merger with PharmAthene, Inc. (the “Merger”), a Delaware corporation, pursuant to the Agreement and Plan of Merger, dated as of January 19, 2007, by and among HAQ, Merger Sub and PharmAthene, and the transactions contemplated thereby, whereby PharmAthene will become a wholly-owned subsidiary of HAQ and the stockholders, optionholders, warrantholders and noteholders of PharmAthene shall receive the following consideration:

i. an aggregate of 12,500,000 shares of HAQ common stock;

ii. $12,500,000 in 8% convertible notes issued by HAQ; and

iii. up to $10,000,000 in milestone payments (if certain conditions are met).

☐  FOR         ☐  AGAINST         ☐  ABSTAIN

Only if you vote “AGAINST” Proposal 1 and you hold shares of our common stock issued in our initial public offering, you may exercise your conversion rights and demand that we convert your shares of common stock into cash equal to a pro rata portion of the funds in the trust account by marking the “Exercise Conversion Rights” box below. If you exercise your conversion rights, then you will be exchanging your shares of our common stock for cash and you will no longer own these shares. You will only be entitled to receive cash for these shares if the Merger is completed and you continue to hold these shares until the date the Merger is completed.

☐  EXERCISE CONVERSION RIGHTS

2.
Proposal 2: to approve the Amendment Proposal - the amendment to HAQ’s  amended and restated certificate of incorporation (the “Certificate of Incorporation Amendment”), to: (i) change HAQ’s name from “Healthcare Acquisition Corp.” to “PharmAthene, Inc.”, (ii) remove certain provisions containing procedural and approval requirements applicable to HAQ prior to the consummation of the business combination that will no longer be operative after the consummation of the Merger and (iii) grant to holders of 8% convertible  notes issued in the Merger the right to designate three members to the Board of Directors of HAQ for so long as at least 30% of the original face value of such notes remain outstanding.

☐   FOR        ☐  AGAINST        ☐  ABSTAIN

3.
Proposal 3: to approve the Incentive Plan Proposal- the adoption of the 2007 Long-Term Incentive Plan pursuant to which HAQ will reserve 3,500,000 shares of common stock for issuance pursuant to the Plan.

☐   FOR        ☐  AGAINST        ☐  ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposals 1, 2 and 3.

Our Board of Directors believes that the Merger Proposal is fair to, and in the best interests of, all of our stockholders, including those who acquired shares in our initial public offering. Accordingly, our Board of Directors unanimously recommends that you vote “FOR” Proposals 1,2, and 3.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the special meeting or any adjournments thereof. If you wish to vote in accordance with our Board of Directors’ recommendations, just sign below. You need not mark any boxes.

Dated	2007

Signature of Stockholder

Signature of Stockholder (if held jointly)

NOTES:

1. Please sign your name exactly as your name appears hereon. If the shares are owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate. If a corporation, please sign the full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

2. To be valid, the enclosed form of proxy for the special meeting, together with the power of attorney or other authority, if any, under which it is signed, must be received by [                    ], Eastern Time, on [                    ], 2007 at the offices of our transfer agent, Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004.

3. Returning the enclosed form of proxy will not prevent you from attending and voting in person at the special meeting or any adjournment or postponement thereof.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY